UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08532

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	07-31

Date of reporting period:	07-31-2020

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

July 31, 2020

Multi-Asset Income Fund
Investor Class (AMJVX)
I Class (AMJIX)
Y Class (AMJYX)
A Class (AMJAX)
C Class (AMJCX)
R Class (AMJWX)
R5 Class (AMJGX)
R6 Class (AMJRX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended July 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Pandemic Altered Economic, Market Courses

Broad market sentiment was generally upbeat through mid-February 2020. Dovish central banks, modest inflation, improving economic and corporate earnings data, and U.S.-China trade-policy progress helped boost global growth outlooks. Against this backdrop, key U.S. stock benchmarks rose to new highs, and global risk assets largely remained in favor.

Beginning in late February, unprecedented turmoil quickly quashed the optimistic tone. COVID-19 rapidly spread worldwide, halting most U.S. and global economic activity and triggering a worldwide recession. Stocks and other riskier assets sold off sharply as investors fled to U.S. Treasuries and other perceived safe-haven investments. Central banks and federal governments stepped in quickly and aggressively to stabilize global markets. These extraordinary efforts helped launch a broad rebound among risk assets beginning in April, despite weak economic and corporate earnings data. Declining coronavirus infection and death rates in many regions and the reopening of economies also helped fuel the recovery.

Overall, global stocks delivered mixed results for the 12-month period. In general, U.S. stocks overcame the effects of the early 2020 sell-off to deliver a solid return. U.S. stocks generally fared better than non-U.S. stocks, and the growth style significantly outperformed value stocks. U.S. and global bonds rallied, too, as yields declined sharply for the reporting period.

A Slow Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. We remain hopeful medical researchers will uncover effective COVID-19 treatments and potentially develop a vaccine. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. While these influences can be unsettling, they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. We have a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet these current challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
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Performance

Total Returns as of July 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	AMJVX	-5.72%	2.93%	2.64%	12/1/14
Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index	—	4.07%	5.86%	5.37%	—
Russell 3000 Value Index	—	-6.67%	5.16%	4.72%	—
Bloomberg Barclays U.S. Aggregate Bond Index	—	10.12%	4.46%	4.08%	—
MSCI ACWI ex-U.S. Value Index	—	-11.46%	-0.67%	-0.84%	—
Blended Index	—	0.76%	4.96%	4.52%	—
I Class	AMJIX	-5.42%	3.16%	2.87%	12/1/14
Y Class	AMJYX	-5.29%	—	1.32%	4/10/17
A Class	AMJAX				12/1/14
No sales charge		-5.85%	2.68%	2.39%
With sales charge		-11.28%	1.48%	1.33%
C Class	AMJCX	-6.55%	1.92%	1.64%	12/1/14
R Class	AMJWX	-6.09%	2.43%	2.14%	12/1/14
R5 Class	AMJGX	-5.42%	—	1.20%	4/10/17
R6 Class	AMJRX	-5.29%	3.31%	3.02%	12/1/14
Fund returns would have been lower if a portion of the fees had not been waived. The blended index combines monthly returns of widely known indices. The Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index represents 40%, the Russell 3000 Value Index represents 30%, the Bloomberg Barclays U.S. Aggregate Bond Index represents 20% and the MSCI ACWI ex-U.S. Value Index represents 10% of the blended index.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
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Growth of $10,000 Over Life of Class
$10,000 investment made December 1, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2020
Investor Class — $11,594

Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index — $13,452

Russell 3000 Value Index — $12,991

Bloomberg Barclays U.S. Aggregate Bond Index — $12,542

MSCI ACWI ex-U.S. Value Index — $9,535

Blended Index — $12,848

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.14%	0.94%	0.79%	1.39%	2.14%	1.64%	0.94%	0.79%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Rich Weiss, Scott Wilson, Radu Gabudean, Vidya Rajappa and John Donner

The fund’s Board of Directors has approved plans to liquidate Multi-Asset Income on October 16, 2020. Prior to the liquidation, the fund will close to all investments after the close of business on October 9, 2020.

Performance Summary

For the fiscal year ended July 31, 2020, Multi-Asset Income returned -5.72%*. The strategy trailed the return of its custom-blended benchmark, which consists of 40% equity and 60% fixed-income investments. Allocations to global real estate investment trusts (REITs), master limited partnerships (MLPs) and tactical fixed-income investments detracted from absolute and relative results, while positions in high-yield and emerging markets debt aided returns on an absolute basis. Non-U.S. equity investments helped on a relative basis. Nevertheless, the fund offered a competitive yield to investors. As of July 31, 2020, the 30-day Securities and Exchange Commission (SEC) yield was 3.53% after the fee waiver. Without the waiver, the 30-day SEC yield would have been 3.21%. At period-end, the fund’s annual distribution rate was 5.71%.

Because of the portfolios’ strategic exposure to a variety of asset classes, a review of the financial markets helps explain its performance.

Market Overview

In a period that saw the spread of a global pandemic and the first recession and bear market in the U.S. in a decade, global equity markets produced mixed results. Some major indices within the U.S. gained. Meanwhile, several non-U.S. markets lost ground. In the U.S., large-cap companies drastically outperformed their mid- and small-cap counterparts, and growth beat value across stocks of all sizes, according to the Russell family of indices. Value indices posted losses for the period, as did both value and growth oriented small-cap stocks. REITs were also particularly hard hit. Developed non-U.S. stocks mildly underperformed emerging markets, but both trailed U.S. equities. For the year, the S&P 500 Index’s gain of 11.96% outpaced the 6.55% gain of the MSCI Emerging Markets Index and the -1.67% loss of the MSCI EAFE Index.

Within fixed-income markets, the Fed cut rates several times during the period, although for different reasons in 2019 than in 2020. In 2019, as concerns over slowing global growth mounted, the Fed cut the overnight lending rate by 25 basis points in both September and October. This worked to support equity market valuations and stoke risk appetite among investors. The yield curve began a steepening trend that lasted through most of 2019. However, as concerns over COVID-19 began to emerge, a flight to quality ensued, and rates began to fall again early in 2020. March brought heightened volatility and spread widening among risk assets, as much of the U.S. began lockdown procedures. The Fed and U.S. government worked together to support markets and provide stimulus. The Fed cut rates drastically twice in March, pushing the overnight lending rate near zero. Furthermore, a disruption in the price of oil due to demand shock and a disagreement between Saudi Arabia and Russia helped to imperil high-yield debt valuations. For the period, the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index gained 4.07%, while the Bloomberg Barclays U.S. Aggregate Bond Index returned 10.12% and the Bloomberg Barclays Global Aggregate Bond Index (Unhedged) returned 7.85%.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Fund Strategy and Positioning

The fund’s primary objective is income generation, with long-term capital appreciation as a secondary objective. Our asset allocation strategy diversifies investments directly or indirectly among a range of U.S. and foreign income-oriented equity and fixed-income securities. The fund is not required to allocate its assets in any fixed proportion but maintains broad allocation ranges of 20% to 80% for equities and 20% to 80% for fixed-income securities to allow the team flexibility in pursuing attractive income-generating opportunities across the globe. To gain exposure to broad investment disciplines and categories, the fund invests in varying combinations of other American Century Investments’ funds (affiliated funds), unaffiliated funds such as exchange-traded funds (ETFs), equity and debt securities and certain derivative instruments.

Global REITs, MLPs and Tactical Positioning Lagged

The global REIT allocation was a leading detractor from performance. Some areas of the REIT market were hit hard by pandemic-related issues. Office space REITs experienced downward pressure as investors speculated about the future landscape of a work-from-home culture, brought about by COVID-19 lockdowns. As retail shopping ground to a halt, some large retail chains filed for bankruptcy and others stopped making lease payments on their storefront locations. REITs that own rental housing also suffered because of income shocks felt by people working in areas of the workforce that were shut down due to the virus. People found it difficult to make their housing payments, straining rental income streams. However, some areas of the sector remained resilient, such as health care complex REITs. Warehouse, transportation and data processing center REITs also remain attractive, as a result of demand during the pandemic due to the boom in online ordering and shipping. Moreover, valuations and yields for the sector remain attractive. Elsewhere, tactical positioning in fixed-income strategies and holdings of energy MLPs detracted from performance.

High-Yield and Emerging Markets Debt Contribute Yield and Returns

Positioning in the high-yield and emerging markets debt markets aided performance, contributing to both income and returns. These securities were volatile, most notably in late spring 2020, as COVID-19 and its knock-on effects roiled markets. Economic concerns weighed on corporate high-yield and emerging markets debt. However, aggressive intervention by central banks around the globe helped risk assets rebound.

On a relative basis, the fund’s non-U.S. developed markets equity allocation was quite helpful, as it beat its benchmark. While growth-oriented securities rallied the last several months of the period, most value-oriented, dividend-paying stocks did not participate in the rally. The lag was even more pronounced among some non-U.S. companies. Nevertheless, the fund was able to deliver very competitive income payments and sizable yield to investors.

Outlook

While the market continues to price in a V-shaped recovery, we see the long-term economic effects of COVID-19 as highly uncertain. Within equities, we continue to favor U.S. over non-U.S. developed markets, as well as an overweight to REITs, which we believe offer compelling yields and valuations.

Multi-Asset Income was created to meet the evolving needs of clients who desire a total income solution. We believe that the pursuit of high income today shouldn’t jeopardize the potential for income tomorrow. Our broadly diversified investment approach, combining the best top-down ideas of American Century Investments’ Multi-Asset Strategies team with the bottom-up security selection of our underlying segment management teams, is designed to create an income-generating portfolio optimized for yield, total return and risk.
6

Fund Characteristics

JULY 31, 2020
Types of Investments in Portfolio	% of net assets
Affiliated Funds	61.0%
Domestic Common Stocks	12.9%
Foreign Common Stocks*	6.9%
U.S. Treasury Securities	6.2%
Corporate Bonds	4.2%
Convertible Preferred Stocks	0.8%
Asset-Backed Securities	0.8%
Collateralized Mortgage Obligations	0.7%
Preferred Stocks	0.5%
Exchange-Traded Funds	0.4%
Collateralized Loan Obligations	0.4%
Commercial Mortgage-Backed Securities	0.2%
Other Assets and Liabilities	5.0%**
*Includes depositary shares, dual listed securities and foreign ordinary shares.
**Amount relates primarily to cash.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2020 to July 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 2/1/20	Ending Account Value 7/31/20	Expenses Paid During Period(1) 2/1/20 - 7/31/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$911.10	$2.99	0.63%
I Class	$1,000	$912.10	$2.04	0.43%
Y Class	$1,000	$912.80	$1.33	0.28%
A Class	$1,000	$910.00	$4.18	0.88%
C Class	$1,000	$906.60	$7.73	1.63%
R Class	$1,000	$908.90	$5.36	1.13%
R5 Class	$1,000	$912.20	$2.04	0.43%
R6 Class	$1,000	$912.80	$1.33	0.28%
Hypothetical
Investor Class	$1,000	$1,021.73	$3.17	0.63%
I Class	$1,000	$1,022.73	$2.16	0.43%
Y Class	$1,000	$1,023.47	$1.41	0.28%
A Class	$1,000	$1,020.49	$4.42	0.88%
C Class	$1,000	$1,016.76	$8.17	1.63%
R Class	$1,000	$1,019.24	$5.67	1.13%
R5 Class	$1,000	$1,022.73	$2.16	0.43%
R6 Class	$1,000	$1,023.47	$1.41	0.28%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

JULY 31, 2020

	Shares/ Principal Amount	Value
AFFILIATED FUNDS(1) — 61.0%
Emerging Markets Debt Fund R6 Class	528,736	$5,451,268
Equity Income Fund R6 Class	523,198	4,311,149
International Value Fund R6 Class	406,920	2,807,750
NT High Income Fund G Class	1,014,608	9,435,854
TOTAL AFFILIATED FUNDS (Cost $21,640,037)		22,006,021
COMMON STOCKS — 19.8%
Air Freight and Logistics†
SF Holding Co. Ltd., A Shares	1,100	11,167
Auto Components†
Hyundai Mobis Co. Ltd.	17	2,938
Automobiles†
Kia Motors Corp.	170	5,776
SAIC Motor Corp. Ltd., A Shares	3,200	8,305
		14,081
Banks — 0.9%
Agricultural Bank of China Ltd., H Shares	39,000	13,853
AMMB Holdings Bhd	14,100	9,679
Banco Bradesco SA, ADR	1,544	6,516
Banco de Chile, ADR	347	6,454
Banco Macro SA, ADR(2)	93	1,979
Bank Mandiri Persero Tbk PT	19,500	7,707
Bank Millennium SA(2)	3,463	2,644
Bank of China Ltd., H Shares	32,000	10,689
BDO Unibank, Inc.	4,330	7,773
China Construction Bank Corp., H Shares	74,000	53,978
China Minsheng Banking Corp. Ltd., H Shares	20,500	12,916
Commercial Bank PSQC (The)	8,527	9,626
Dubai Islamic Bank PJSC	5,702	5,792
E.Sun Financial Holding Co. Ltd.	7,322	6,783
Grupo Financiero Banorte SAB de CV(2)	4,527	16,214
Hana Financial Group, Inc.	876	21,784
Industrial & Commercial Bank of China Ltd., H Shares	58,000	34,311
Itau Unibanco Holding SA, ADR	921	4,697
KB Financial Group, Inc.	577	17,135
Komercni banka AS(2)	382	8,896
Nedbank Group Ltd.	591	3,655
Postal Savings Bank of China Co. Ltd., H Shares	27,000	14,811
Powszechna Kasa Oszczednosci Bank Polski SA(2)	1,095	6,399
RHB Bank Bhd	15,200	17,967
Santander Bank Polska SA(2)	58	2,345
SinoPac Financial Holdings Co. Ltd.	39,000	14,100
Standard Bank Group Ltd.	678	4,335
Woori Financial Group, Inc.	1,495	10,598
		333,636
10

	Shares/ Principal Amount	Value
Beverages†
Embotelladora Andina SA, ADR	75	$1,095
Chemicals — 0.1%
Jiangsu Yangnong Chemical Co. Ltd., A Shares	900	12,352
Shandong Hualu Hengsheng Chemical Co. Ltd., A Shares	1,600	5,296
		17,648
Communications Equipment†
KMW Co. Ltd.(2)	23	1,373
Construction and Engineering — 0.1%
Daelim Industrial Co. Ltd.	189	13,324
GS Engineering & Construction Corp.	206	4,668
Samsung Engineering Co. Ltd.(2)	1,001	10,037
		28,029
Construction Materials — 0.2%
Anhui Conch Cement Co. Ltd., H Shares	1,500	11,345
Asia Cement Corp.	9,000	12,220
China National Building Material Co. Ltd., H Shares	10,000	15,546
China Resources Cement Holdings Ltd.	10,000	13,687
		52,798
Diversified Financial Services — 0.1%
FirstRand Ltd.	8,442	19,305
Yuanta Financial Holding Co. Ltd.	24,000	14,655
		33,960
Diversified Telecommunication Services — 0.1%
China Unicom Hong Kong Ltd.	26,000	14,511
Hellenic Telecommunications Organization SA	255	3,755
Telefonica Brasil SA, ADR	1,091	11,008
		29,274
Electric Utilities — 1.3%
Cia Energetica de Minas Gerais, ADR	5,177	12,010
Cia Paranaense de Energia, Preference Shares	700	8,968
CPFL Energia SA	1,000	6,010
Edison International	1,855	103,268
Enel Americas SA, ADR	1,724	13,051
Eversource Energy	1,160	104,481
Pinnacle West Capital Corp.	1,338	111,161
Xcel Energy, Inc.	1,583	109,290
		468,239
Electronic Equipment, Instruments and Components — 0.1%
Delta Electronics, Inc.	1,000	6,864
Hon Hai Precision Industry Co. Ltd.	5,400	14,376
Synnex Technology International Corp.	10,000	14,910
Zhen Ding Technology Holding Ltd.	2,000	9,238
		45,388
Energy Equipment and Services†
China Oilfield Services Ltd., H Shares	14,000	10,906
Entertainment — 0.1%
NetEase, Inc., ADR	36	16,503
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., A Shares	800	5,227
Zhejiang Century Huatong Group Co. Ltd., A Shares(2)	7,440	12,885
		34,615
11

	Shares/ Principal Amount	Value
Equity Real Estate Investment Trusts (REITs) — 9.7%
Agree Realty Corp.	2,671	$178,877
Brixmor Property Group, Inc.	11,891	136,865
Community Healthcare Trust, Inc.	4,837	221,196
Crown Castle International Corp.	1,481	246,939
Healthpeak Properties, Inc.	5,980	163,194
Mapletree Industrial Trust	165,800	396,609
MGM Growth Properties LLC, Class A	12,619	345,003
Mid-America Apartment Communities, Inc.	779	92,849
Omega Healthcare Investors, Inc.	9,482	307,027
Rayonier, Inc.	8,593	238,714
Realty Income Corp.	3,631	218,042
Stockland	93,632	213,173
STORE Capital Corp.	8,834	209,277
VEREIT, Inc.	37,456	243,839
VICI Properties, Inc.	5,424	117,755
WP Carey, Inc.	2,370	169,147
		3,498,506
Food and Staples Retailing†
GS Retail Co. Ltd.	64	1,847
Food Products — 0.1%
BRF SA, ADR(2)	1,882	7,491
Chacha Food Co. Ltd., A Shares	700	5,799
Fujian Sunner Development Co. Ltd., A Shares	2,000	8,214
Indofood Sukses Makmur Tbk PT	26,600	11,803
Standard Foods Corp.	7,000	14,588
		47,895
Gas Utilities — 0.7%
Atmos Energy Corp.	768	81,400
Kunlun Energy Co. Ltd.	22,000	18,424
ONE Gas, Inc.	921	69,720
Spire, Inc.	1,210	74,609
		244,153
Health Care Equipment and Supplies†
Top Glove Corp. Bhd	200	1,219
Health Care Providers and Services†
China National Medicines Corp. Ltd., A Shares	200	1,258
Shanghai Pharmaceuticals Holding Co. Ltd., A Shares	3,000	8,804
		10,062
Household Durables†
Suofeiya Home Collection Co. Ltd., A Shares	1,300	4,272
Household Products — 0.1%
Kimberly-Clark de Mexico SAB de CV, A Shares	9,711	15,966
Vinda International Holdings Ltd.	3,000	11,270
		27,236
Independent Power and Renewable Electricity Producers — 0.1%
Colbun SA	78,676	14,061
Huadian Power International Corp. Ltd., H Shares	48,000	14,566
		28,627
Industrial Conglomerates†
Alfa SAB de CV, Series A	11,670	6,334
12

	Shares/ Principal Amount	Value
Insurance — 0.2%
China Life Insurance Co. Ltd.	21,000	$14,586
China Pacific Insurance Group Co. Ltd., H Shares	6,600	18,964
Liberty Holdings Ltd.	1,431	5,762
Ping An Insurance Group Co. of China Ltd., H Shares	3,000	31,647
Powszechny Zaklad Ubezpieczen SA	2,005	14,538
		85,497
Interactive Media and Services — 0.1%
Baidu, Inc., ADR(2)	129	15,403
JOYY, Inc., ADR(2)	34	2,714
Tencent Holdings Ltd.	100	6,845
		24,962
Internet and Direct Marketing Retail†
Vipshop Holdings Ltd., ADR(2)	681	15,506
IT Services — 0.1%
Infosys Ltd., ADR	1,689	21,704
Machinery — 0.2%
Doosan Bobcat, Inc.	175	3,967
Sany Heavy Industry Co. Ltd., A Shares	3,100	9,369
Sinotruk Hong Kong Ltd.	5,500	17,159
Zhengzhou Yutong Bus Co. Ltd., A Shares	6,000	11,695
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H(2)	9,800	10,040
		52,230
Marine†
MISC Bhd	8,300	15,434
Media — 0.1%
China South Publishing & Media Group Co. Ltd., A Shares	3,100	4,734
Chinese Universe Publishing and Media Group Co. Ltd., A Shares	5,100	9,248
MultiChoice Group	992	6,139
		20,121
Metals and Mining — 0.2%
Impala Platinum Holdings Ltd.	887	7,891
KGHM Polska Miedz SA(2)	657	22,284
Kumba Iron Ore Ltd.	490	15,859
POSCO	58	9,435
Vale SA, ADR	1,028	11,966
		67,435
Mortgage Real Estate Investment Trusts (REITs) — 1.9%
AGNC Investment Corp.	23,803	323,721
Blackstone Mortgage Trust, Inc., Class A	5,011	120,615
PennyMac Mortgage Investment Trust	13,464	253,796
		698,132
Multi-Utilities — 1.2%
Ameren Corp.	1,372	110,089
CMS Energy Corp.	1,696	108,849
NorthWestern Corp.	1,847	103,912
WEC Energy Group, Inc.	1,144	108,978
		431,828
Oil, Gas and Consumable Fuels — 0.3%
China Shenhua Energy Co. Ltd., H Shares	10,000	16,690
13

	Shares/ Principal Amount	Value
CNOOC Ltd.	23,000	$24,366
Gazprom PJSC, ADR	1,014	4,942
Petroleo Brasileiro SA, ADR Preference Shares	1,089	9,289
PTT Exploration & Production PCL	5,400	15,819
Reliance Industries Ltd., GDR	685	37,983
Yanzhou Coal Mining Co. Ltd., H Shares	8,000	6,249
		115,338
Paper and Forest Products — 0.1%
Nine Dragons Paper Holdings Ltd.	17,000	17,815
Suzano SA(2)	200	1,619
		19,434
Personal Products†
LG Household & Health Care Ltd., Preference Shares	25	15,010
Pharmaceuticals — 0.1%
Dr Reddy's Laboratories Ltd., ADR	286	17,389
Shandong Buchang Pharmaceuticals Co. Ltd., A Shares	2,200	9,023
Sino Biopharmaceutical Ltd.	3,000	3,885
		30,297
Real Estate Management and Development — 0.9%
Agile Group Holdings Ltd.	4,000	5,081
BR Malls Participacoes SA	5,400	10,321
China Vanke Co. Ltd., H Shares	4,300	13,552
Corp. Inmobiliaria Vesta SAB de CV	159,725	240,215
Country Garden Holdings Co. Ltd.	14,000	17,828
Longfor Group Holdings Ltd.	2,500	12,372
Seazen Group Ltd.	12,000	11,398
Sunac China Holdings Ltd.	1,000	4,719
		315,486
Semiconductors and Semiconductor Equipment — 0.1%
Powertech Technology, Inc.	4,000	13,330
Semiconductor Manufacturing International Corp.(2)	1,500	5,820
United Microelectronics Corp.	30,000	22,930
		42,080
Specialty Retail — 0.1%
Petrobras Distribuidora SA	1,700	7,430
Shanghai Yuyuan Tourist Mart Group Co. Ltd., A Shares	6,800	9,964
Zhongsheng Group Holdings Ltd.	1,000	6,187
		23,581
Technology Hardware, Storage and Peripherals — 0.4%
Chicony Electronics Co. Ltd.	2,000	5,907
Lenovo Group Ltd.	6,000	3,641
Lite-On Technology Corp.	9,000	15,197
Pegatron Corp.	6,000	12,670
Samsung Electronics Co. Ltd.	1,072	52,176
Samsung Electronics Co. Ltd., Preference Shares	542	22,579
Wistron Corp.	15,000	17,696
Xiaomi Corp., Class B(2)	4,400	8,494
		138,360
Textiles, Apparel and Luxury Goods†
Li Ning Co. Ltd.	500	1,613
14

	Shares/ Principal Amount	Value
Trading Companies and Distributors†
Posco International Corp.	934	$10,889
Wireless Telecommunication Services — 0.1%
Axiata Group Bhd	4,800	3,612
China Mobile Ltd.	2,000	13,633
Globe Telecom, Inc.	25	1,049
MTN Group Ltd.	1,924	6,701
Tim Participacoes SA, ADR	839	12,534
Turkcell Iletisim Hizmetleri AS	1,584	3,361
		40,890
TOTAL COMMON STOCKS (Cost $6,454,431)		7,141,125
U.S. TREASURY SECURITIES — 6.2%
U.S. Treasury Notes, 2.375%, 2/29/24(3)	$100,000	107,943
U.S. Treasury Notes, 0.625%, 3/31/27	900,000	915,082
U.S. Treasury Notes, 1.50%, 2/15/30	760,000	829,558
U.S. Treasury Notes, 0.625%, 5/15/30	400,000	403,305
TOTAL U.S. TREASURY SECURITIES (Cost $2,222,786)		2,255,888
CORPORATE BONDS — 4.2%
Automobiles — 0.1%
General Motors Financial Co., Inc., 3.70%, 5/9/23	50,000	52,216
Banks — 0.3%
JPMorgan Chase & Co., VRN, 2.30%, 10/15/25	50,000	52,926
JPMorgan Chase & Co., VRN, 2.08%, 4/22/26	60,000	62,980
		115,906
Beverages — 0.2%
PepsiCo, Inc., 2.75%, 3/19/30	60,000	68,634
Biotechnology — 0.1%
AbbVie, Inc., 4.55%, 3/15/35(4)	40,000	51,120
Capital Markets — 0.2%
Goldman Sachs Group, Inc. (The), 3.625%, 2/20/24	60,000	65,769
Commercial Services and Supplies — 0.2%
Republic Services, Inc., 2.30%, 3/1/30	20,000	21,480
Waste Connections, Inc., 2.60%, 2/1/30	40,000	43,915
		65,395
Construction Materials — 0.1%
Martin Marietta Materials, Inc., 2.50%, 3/15/30	30,000	31,603
Consumer Finance — 0.1%
Synchrony Financial, 2.85%, 7/25/22	50,000	51,156
Containers and Packaging — 0.1%
Berry Global, Inc., 5.125%, 7/15/23	17,000	17,255
Diversified Telecommunication Services†
AT&T, Inc., 1.65%, 2/1/28(5)	7,000	7,140
Electric Utilities — 0.1%
PacifiCorp, 3.30%, 3/15/51	20,000	24,696
Entertainment — 0.1%
Netflix, Inc., 4.875%, 4/15/28	20,000	23,281
Equity Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp., 3.50%, 1/31/23	60,000	64,457
15

	Shares/ Principal Amount	Value
Food and Staples Retailing — 0.2%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.875%, 2/15/30(4)	$25,000	$27,100
Costco Wholesale Corp., 1.60%, 4/20/30	50,000	51,767
		78,867
Food Products — 0.2%
Mondelez International, Inc., 4.00%, 2/1/24	60,000	66,243
Health Care Equipment and Supplies — 0.2%
Baxter International, Inc., 3.75%, 10/1/25(4)	60,000	68,911
Health Care Providers and Services — 0.5%
Cigna Corp., 4.50%, 2/25/26	50,000	59,024
CVS Health Corp., 4.30%, 3/25/28	40,000	47,550
HCA, Inc., 3.50%, 9/1/30	10,000	10,522
UnitedHealth Group, Inc., 2.95%, 10/15/27	60,000	68,330
		185,426
Household Durables — 0.2%
Lennar Corp., 4.75%, 5/30/25	35,000	38,591
MDC Holdings, Inc., 3.85%, 1/15/30	25,000	25,293
		63,884
Industrial Conglomerates — 0.1%
Carlisle Cos., Inc., 2.75%, 3/1/30	40,000	42,324
Media — 0.3%
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25	50,000	58,003
CSC Holdings LLC, 5.25%, 6/1/24	5,000	5,512
ViacomCBS, Inc., 3.70%, 8/15/24	50,000	55,177
		118,692
Multi-Utilities — 0.3%
Dominion Energy, Inc., 4.90%, 8/1/41	25,000	33,872
Sempra Energy, 3.25%, 6/15/27	50,000	56,458
		90,330
Oil, Gas and Consumable Fuels — 0.3%
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	35,000	46,287
MPLX LP, 4.875%, 12/1/24	47,000	52,923
		99,210
Specialty Retail†
Home Depot, Inc. (The), 3.35%, 4/15/50	10,000	12,236
Technology Hardware, Storage and Peripherals†
Dell International LLC / EMC Corp., 5.875%, 6/15/21(4)	13,000	13,033
Water Utilities — 0.1%
Essential Utilities, Inc., 2.70%, 4/15/30	20,000	21,888
Wireless Telecommunication Services†
T-Mobile USA, Inc., 3.875%, 4/15/30(4)	8,000	9,167
TOTAL CORPORATE BONDS (Cost $1,416,405)		1,508,839
CONVERTIBLE PREFERRED STOCKS — 0.8%
Equity Real Estate Investment Trusts (REITs) — 0.8%
QTS Realty Trust, Inc., 6.50% (Cost $185,959)	1,843	296,189
ASSET-BACKED SECURITIES — 0.8%
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class B, 3.42%, 12/20/21(4)	$20,833	20,853
16

	Shares/ Principal Amount	Value
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class B, 3.24%, 5/25/29(4)	$9,614	$9,312
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(4)	11,163	11,159
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(4)	3,512	3,540
Hilton Grand Vacations Trust, Series 2017-AA, Class B, 2.96%, 12/26/28(4)	35,116	34,315
MVW LLC, Series 2019-2A, Class B, 2.44%, 10/20/38(4)	41,537	41,651
MVW Owner Trust, Series 2013-1A, Class A SEQ, 2.15%, 4/22/30(4)	10,742	10,775
Progress Residential Trust, Series 2017-SFR1, Class A SEQ, 2.77%, 8/17/34(4)	24,895	25,370
Progress Residential Trust, Series 2017-SFR2, Class A SEQ, 2.90%, 12/17/34(4)	74,861	75,316
Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(4)	1,826	1,844
Sierra Timeshare Receivables Funding LLC, Series 2015-3A, Class A SEQ, 2.58%, 9/20/32(4)	5,378	5,385
Towd Point Mortgage Trust, Series 2017-6, Class A1, VRN, 2.75%, 10/25/57(4)	34,418	35,814
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(4)	12,585	12,549
TOTAL ASSET-BACKED SECURITIES (Cost $286,565)		287,883
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.7%
Private Sponsor Collateralized Mortgage Obligations — 0.5%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 3.71%, 2/25/35	9,857	9,988
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 3.93%, 11/25/34	2,801	2,703
Citicorp Mortgage Securities Trust, Series 2007-8, Class 1A3, 6.00%, 9/25/37	3,281	3,395
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 3.08%, 8/25/34	10,599	10,355
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 3.72%, 8/25/35	2,997	3,084
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2, VRN, 2.29%, (1-year H15T1Y plus 2.15%), 9/25/35	11,377	11,322
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates, Series 2005-3, Class 1A1, VRN, 5.52%, 7/25/35	5,907	6,366
Credit Suisse Mortgage Trust, Series 2017-HL1, Class A3 SEQ, VRN, 3.50%, 6/25/47(4)	37,022	37,628
Credit Suisse Mortgage Trust, Series 2019-NQM1, Class A1, 2.66%, 10/25/59(4)	32,344	32,952
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 3.99%, 9/25/35	11,371	11,414
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 3.71%, 9/25/35	6,606	6,545
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 3.04%, 7/25/35	3,293	3,350
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 3.27%, 7/25/35	3,277	3,209
JPMorgan Mortgage Trust, Series 2005-S2, Class 3A1, VRN, 7.16%, 2/25/32	216	222
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 3.59%, 11/21/34	11,380	11,479
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 3.61%, 3/25/35	5,547	5,410
17

	Shares/ Principal Amount	Value
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 3.07%, 8/25/35	$2,529	$2,427
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 4.11%, 5/25/35	2,105	2,095
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR16, Class A1, VRN, 4.15%, 10/25/36	316	303
		164,247
U.S. Government Agency Collateralized Mortgage Obligations — 0.2%
FHLMC, Series 2015-HQ2, Class M3, VRN, 3.42%, (1-month LIBOR plus 3.25%), 5/25/25	50,000	51,300
FHLMC, Series 2017-DNA2, Class M1, VRN, 1.37%, (1-month LIBOR plus 1.20%), 10/25/29	8,866	8,882
FNMA, Series 2014-C02, Class 1M2, VRN, 2.77%, (1-month LIBOR plus 2.60%), 5/25/24	16,345	12,378
FNMA, Series 2016-C03, Class 2M2, VRN, 6.07%, (1-month LIBOR plus 5.90%), 10/25/28	2,822	2,900
		75,460
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $243,044)		239,707
PREFERRED STOCKS — 0.5%
Banks — 0.1%
Bank of America Corp., 5.20%	33,000	33,481
Equity Real Estate Investment Trusts (REITs)†
SITE Centers Corp., 6.25%	500	11,625
Mortgage Real Estate Investment Trusts (REITs) — 0.4%
Chimera Investment Corp., 8.00%	5,641	129,743
TOTAL PREFERRED STOCKS (Cost $177,069)		174,849
EXCHANGE-TRADED FUNDS — 0.4%
iShares China Large-Cap ETF	362	14,976
iShares MSCI China A ETF	353	12,761
iShares MSCI India ETF	2,688	85,855
iShares MSCI Russia ETF	757	26,336
iShares MSCI Thailand ETF	379	26,022
TOTAL EXCHANGE-TRADED FUNDS (Cost $173,668)		165,950
COLLATERALIZED LOAN OBLIGATIONS — 0.4%
CBAM Ltd., Series 2018-5A, Class B1, VRN, 1.67%, (3-month LIBOR plus 1.40%), 4/17/31(4)	$25,000	23,898
Dryden 64 CLO Ltd., Series 2018-64A, Class A, VRN, 1.24%, (3-month LIBOR plus 0.97%), 4/18/31(4)	25,000	24,253
Goldentree Loan Management US CLO 7 Ltd., Series 2020-7A, Class A, VRN, 2.31%, (3-month LIBOR plus 1.90%), 4/20/31(4)	50,000	50,263
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class B, VRN, 2.02%, (3-month LIBOR plus 1.75%), 4/18/31(4)	35,000	33,931
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $134,676)		132,345
COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.2%
Irvine Core Office Trust, Series 2013-IRV, Class A1 SEQ, 2.07%, 5/15/48(4) (Cost $61,923)	62,174	62,829
TOTAL INVESTMENT SECURITIES — 95.0% (Cost $32,996,563)		34,271,625
OTHER ASSETS AND LIABILITIES(6) — 5.0%		1,818,383
TOTAL NET ASSETS — 100.0%		$36,090,008

18

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	531,408	USD	99,042	Goldman Sachs & Co.	9/23/20	$2,635
CAD	44,302	USD	32,471	Morgan Stanley	9/23/20	607
CAD	135,777	USD	100,089	Morgan Stanley	9/23/20	1,290
CAD	65,337	USD	48,293	Morgan Stanley	9/23/20	492
USD	113,074	CAD	151,484	Morgan Stanley	9/23/20	(34)
USD	21,082	CAD	28,595	Morgan Stanley	9/23/20	(268)
CNY	162,706	USD	22,846	Goldman Sachs & Co.	9/23/20	372
USD	69,896	CNY	496,996	Goldman Sachs & Co.	9/23/20	(1,024)
USD	12,522	CNY	88,838	Goldman Sachs & Co.	9/23/20	(155)
COP	181,634,741	USD	48,735	Goldman Sachs & Co.	9/23/20	(260)
COP	56,367,494	USD	14,641	Goldman Sachs & Co.	9/23/20	402
COP	189,823,966	USD	52,250	Goldman Sachs & Co.	9/23/20	(1,590)
USD	55,488	COP	204,347,330	Goldman Sachs & Co.	9/23/20	952
USD	10,233	COP	38,403,673	Goldman Sachs & Co.	9/23/20	(16)
USD	47,619	COP	173,736,428	Goldman Sachs & Co.	9/23/20	1,252
USD	97,502	COP	357,637,275	Goldman Sachs & Co.	9/23/20	2,056
GBP	30,766	USD	37,900	Bank of America N.A.	9/23/20	2,384
GBP	9,575	USD	11,935	Bank of America N.A.	9/23/20	602
USD	51,403	GBP	40,341	Bank of America N.A.	9/23/20	(1,417)
HUF	9,105,641	USD	29,502	UBS AG	9/23/20	1,632
HUF	24,308,791	USD	76,711	UBS AG	9/23/20	6,406
USD	110,538	HUF	33,414,432	UBS AG	9/23/20	(3,713)
USD	48,671	HUF	14,672,879	UBS AG	9/23/20	(1,498)
INR	5,971,278	USD	77,924	UBS AG	9/23/20	1,336
INR	1,555,654	USD	20,431	UBS AG	9/23/20	217
INR	7,406,391	USD	98,515	UBS AG	9/23/20	(207)
JPY	11,827,993	USD	110,421	Bank of America N.A.	9/23/20	1,384
JPY	2,301,904	USD	21,431	Bank of America N.A.	9/23/20	328
JPY	4,583,482	USD	42,933	Bank of America N.A.	9/23/20	393
USD	52,977	JPY	5,560,291	Bank of America N.A.	9/23/20	418
USD	47,416	JPY	4,998,713	Bank of America N.A.	9/23/20	165
USD	31,477	JPY	3,374,894	Bank of America N.A.	9/23/20	(425)
KRW	59,955,768	USD	50,396	Goldman Sachs & Co.	9/23/20	(215)
KRW	19,698,254	USD	16,269	Goldman Sachs & Co.	9/23/20	218
USD	56,346	KRW	67,102,710	Goldman Sachs & Co.	9/23/20	183
USD	10,445	KRW	12,551,312	Goldman Sachs & Co.	9/23/20	(61)
KZT	45,916,883	USD	111,584	Goldman Sachs & Co.	9/23/20	(4,736)
USD	33,441	KZT	14,078,557	Goldman Sachs & Co.	9/23/20	680
MXN	1,210,893	USD	53,579	Morgan Stanley	9/23/20	484
USD	14,278	MXN	327,198	Morgan Stanley	9/23/20	(331)
USD	38,268	MXN	883,695	Morgan Stanley	9/23/20	(1,186)
MYR	287,327	USD	67,119	Goldman Sachs & Co.	9/23/20	678
USD	19,974	MYR	85,667	Goldman Sachs & Co.	9/23/20	(240)
USD	46,925	MYR	201,660	Goldman Sachs & Co.	9/23/20	(658)
19

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NOK	1,076,437	USD	116,048	Goldman Sachs & Co.	9/23/20	$2,242
NOK	100,648	USD	10,573	Goldman Sachs & Co.	9/23/20	488
NOK	480,853	USD	50,415	Goldman Sachs & Co.	9/23/20	2,426
USD	60,617	NOK	565,558	Goldman Sachs & Co.	9/23/20	(1,532)
USD	13,507	NOK	130,675	Goldman Sachs & Co.	9/23/20	(853)
USD	55,625	NOK	514,762	Goldman Sachs & Co.	9/23/20	(942)
USD	48,738	NOK	446,943	Goldman Sachs & Co.	9/23/20	(376)
NZD	88,913	USD	57,995	UBS AG	9/23/20	975
USD	57,152	NZD	88,913	UBS AG	9/23/20	(1,818)
PEN	282,179	USD	80,888	Goldman Sachs & Co.	9/23/20	(1,096)
PEN	207,022	USD	59,310	Goldman Sachs & Co.	9/23/20	(770)
USD	302,510	PEN	1,045,959	Goldman Sachs & Co.	9/23/20	6,742
USD	62,822	PEN	223,086	Goldman Sachs & Co.	9/23/20	(261)
PHP	790,787	USD	15,616	Goldman Sachs & Co.	9/23/20	439
PHP	1,977,023	USD	39,305	Goldman Sachs & Co.	9/23/20	833
USD	55,141	PHP	2,767,810	Goldman Sachs & Co.	9/23/20	(1,051)
PLN	431,393	USD	110,128	Goldman Sachs & Co.	9/23/20	5,093
USD	30,383	PLN	119,803	Goldman Sachs & Co.	9/23/20	(1,615)
USD	78,455	PLN	311,590	Goldman Sachs & Co.	9/23/20	(4,769)
SEK	1,183,598	USD	128,652	Goldman Sachs & Co.	9/23/20	6,220
SEK	210,948	USD	22,713	Goldman Sachs & Co.	9/23/20	1,325
USD	62,126	SEK	545,964	Goldman Sachs & Co.	9/23/20	(87)
USD	39,832	SEK	372,896	Goldman Sachs & Co.	9/23/20	(2,660)
SGD	19,633	USD	14,283	Bank of America N.A.	9/30/20	8
SGD	14,716	USD	10,550	Bank of America N.A.	9/30/20	162
SGD	12,752	USD	9,190	Bank of America N.A.	9/30/20	91
SGD	44,478	USD	32,035	Bank of America N.A.	9/30/20	340
USD	8,609	SGD	11,869	Bank of America N.A.	9/30/20	(30)
USD	337,386	SGD	468,867	Bank of America N.A.	9/30/20	(3,891)
USD	11,111	SGD	15,427	Bank of America N.A.	9/30/20	(118)
USD	15,932	SGD	22,168	Bank of America N.A.	9/30/20	(204)
USD	41,485	SGD	57,796	Bank of America N.A.	9/30/20	(583)
USD	11,013	SGD	15,318	Bank of America N.A.	9/30/20	(136)
USD	13,003	SGD	17,994	Bank of America N.A.	9/30/20	(94)
THB	3,467,661	USD	111,211	Goldman Sachs & Co.	9/23/20	(21)
THB	637,151	USD	20,571	Goldman Sachs & Co.	9/23/20	(141)
THB	1,480,802	USD	46,883	Goldman Sachs & Co.	9/23/20	598
USD	33,007	THB	1,027,147	Goldman Sachs & Co.	9/23/20	72
USD	48,451	THB	1,521,129	Goldman Sachs & Co.	9/23/20	(323)
						$14,215

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Notes	36	September 2020	$3,600,000	$5,042,813	$(51,550)
20

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
BRL	-	Brazilian Real
CAD	-	Canadian Dollar
CNY	-	Chinese Yuan
COP	-	Colombian Peso
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
GDR	-	Global Depositary Receipt
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
HUF	-	Hungarian Forint
INR	-	Indian Rupee
JPY	-	Japanese Yen
KRW	-	South Korean Won
KZT	-	Kazakhstani Tenge
LIBOR	-	London Interbank Offered Rate
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
PEN	-	Peruvian Sol
PHP	-	Philippine Peso
PLN	-	Polish Zloty
SEK	-	Swedish Krona
SEQ	-	Sequential Payer
SGD	-	Singapore Dollar
THB	-	Thai Baht
USD	-	United States Dollar
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
† Category is less than 0.05% of total net assets.
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Non-income producing.
(3)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts and/or futures contracts. At the period end, the aggregate value of securities pledged was $81,720.
(4)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $722,968, which represented 2.0% of total net assets.
(5)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(6)Amount relates primarily to cash.

See Notes to Financial Statements.
21

Statement of Assets and Liabilities

JULY 31, 2020
Assets
Investment securities - affiliated, at value (cost of $21,640,037)	$22,006,021
Investment securities - unaffiliated, at value (cost of $11,356,526)	12,265,604
Total investment securities, at value (cost of $32,996,563)	34,271,625
Cash	1,451,088
Foreign currency holdings, at value (cost of $9,856)	9,856
Receivable for investments sold	363,318
Unrealized appreciation on forward foreign currency exchange contracts	55,620
Dividends and interest receivable	149,557
36,301,064

Liabilities
Payable for investments purchased	86,810
Payable for capital shares redeemed	62,159
Payable for variation margin on futures contracts	2,250
Unrealized depreciation on forward foreign currency exchange contracts	41,405
Accrued management fees	16,116
Distribution and service fees payable	2,316
211,056

Net Assets	$36,090,008

Net Assets Consist of:
Capital (par value and paid-in surplus)	$43,380,462
Distributable earnings	(7,290,454)
$36,090,008

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$11,136,862	1,269,373	$8.77
I Class, $0.01 Par Value	$20,487,822	2,334,532	$8.78
Y Class, $0.01 Par Value	$5,222	595	$8.78
A Class, $0.01 Par Value	$2,010,982	229,249	$8.77*
C Class, $0.01 Par Value	$2,127,504	242,675	$8.77
R Class, $0.01 Par Value	$90,778	10,353	$8.77
R5 Class, $0.01 Par Value	$5,992	682	$8.79
R6 Class, $0.01 Par Value	$224,846	25,612	$8.78
*Maximum offering price $9.31 (net asset value divided by 0.9425).

See Notes to Financial Statements.
22

Statement of Operations

YEAR ENDED JULY 31, 2020
Investment Income (Loss)
Income:
Income distributions from underlying funds (including $1,477,260 from affiliated funds)	$2,260,910
Dividends (net of foreign taxes withheld of $28,509)	536,426
Interest	300,886
3,098,222

Expenses:
Management fees	433,833
Distribution and service fees:
A Class	5,615
C Class	28,553
R Class	516
Directors' fees and expenses	1,833
Other expenses	9,903
480,253
Fees waived(1)	(153,561)
326,692

Net investment income (loss)	2,771,530

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $(1,619,166) from affiliated funds)	(6,040,118)
Forward foreign currency exchange contract transactions	(62,112)
Futures contract transactions	(816,754)
Swap agreement transactions	5,813
Foreign currency translation transactions	(5,465)
Capital gain distributions received from affiliated funds	134,434
(6,784,202)

Change in net unrealized appreciation (depreciation) on:
Investments (including $69,749 from affiliated funds)	(634,275)
Forward foreign currency exchange contracts	20,743
Futures contracts	47,420
Swap agreements	(4,228)
Translation of assets and liabilities in foreign currencies	175
(570,165)

Net realized and unrealized gain (loss)	(7,354,367)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,582,837)

(1)Amount consists of $57,362, $80,998, $14, $6,339, $8,014, $290, $16 and $528 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.
23

Statement of Changes in Net Assets

YEARS ENDED JULY 31, 2020 AND JULY 31, 2019
Increase (Decrease) in Net Assets	July 31, 2020	July 31, 2019
Operations
Net investment income (loss)	$2,771,530	$2,823,211
Net realized gain (loss)	(6,784,202)	(932,988)
Change in net unrealized appreciation (depreciation)	(570,165)	110,799
Net increase (decrease) in net assets resulting from operations	(4,582,837)	2,001,022

Distributions to Shareholders
From earnings:
Investor Class	(1,080,908)	(1,996,030)
I Class	(1,606,850)	(643,040)
Y Class	(306)	(296)
A Class	(115,098)	(160,602)
C Class	(124,473)	(159,597)
R Class	(5,134)	(84,681)
R5 Class	(320)	(287)
R6 Class	(10,884)	(99,392)
Decrease in net assets from distributions	(2,943,973)	(3,143,925)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(15,279,983)	1,216,293

Net increase (decrease) in net assets	(22,806,793)	73,390

Net Assets
Beginning of period	58,896,801	58,823,411
End of period	$36,090,008	$58,896,801

See Notes to Financial Statements.
24

Notes to Financial Statements

JULY 31, 2020

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Multi-Asset Income Fund (the fund) is one fund in a series issued by the corporation. The fund may invest in varying combinations of other American Century Investments funds (affiliated funds), unaffiliated funds such as exchange-traded funds, equity and debt securities, and certain derivative instruments. The fund may invest in affiliated and unaffiliated funds (collectively, the underlying funds) to an unlimited extent. The fund will assume the risks associated with the underlying funds. The fund's investment objective is to seek income. Long-term capital appreciation is a secondary objective.
The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.
2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

25

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.
Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Income and capital gain distributions, if any, from the underlying funds, are recorded as of the ex-dividend date. Long-term capital gain distributions, if any, are a component of net realized gain (loss). Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.
Equity-Linked Debt and Linked-Equity Securities — The fund may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
26

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM serves as the investment advisor for the affiliated funds.
Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The investment advisor will waive the portion of the fund’s management fee equal to the expenses attributable to the management fees of the American Century Investments funds in which the fund invests. The amount of this waiver will fluctuate depending on the fund’s daily allocation to other American Century Investments funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Directors. During the period ended July 31, 2020, the investment advisor agreed to waive an additional 0.07% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2021 and cannot terminate it prior to such date without the approval of the Board of Directors.

27

The annual management fee and the effective annual management fee after waiver for each class for the period ended July 31, 2020 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Investor Class	0.90%	0.62%
I Class	0.70%	0.42%
Y Class	0.55%	0.27%
A Class	0.90%	0.62%
C Class	0.90%	0.62%
R Class	0.90%	0.62%
R5 Class	0.70%	0.42%
R6 Class	0.55%	0.27%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended July 31, 2020 are detailed in the Statement of Operations.
Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $49,083 and $3,611,768, respectively. The effect of interfund transactions on the Statement of Operations was $(109,017) in net realized gain (loss) on investment transactions.
Other Expenses — The fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, filing fees for foreign tax reclaims and other miscellaneous expenses. The impact of other expenses to the ratio of operating expenses to average net assets was 0.02% for the period ended July 31, 2020.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended July 31, 2020 totaled $104,728,808, of which $3,634,683 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended July 31, 2020 totaled $118,337,743, of which $1,698,529 represented U.S. Treasury and Government Agency obligations.

28

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended July 31, 2020		Year ended July 31, 2019
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	70,000,000		70,000,000
Sold	546,210	$5,252,600	1,831,570	$17,778,907
Issued in reinvestment of distributions	93,710	870,015	187,026	1,798,300
Redeemed	(1,922,300)	(17,211,495)	(3,863,865)	(37,770,909)
	(1,282,380)	(11,088,880)	(1,845,269)	(18,193,702)
I Class/Shares Authorized	45,000,000		45,000,000
Sold	1,513,880	14,350,847	2,862,598	27,935,439
Issued in reinvestment of distributions	173,930	1,606,850	66,340	643,040
Redeemed	(2,184,832)	(19,190,740)	(574,927)	(5,553,374)
	(497,022)	(3,233,043)	2,354,011	23,025,105
Y Class/Shares Authorized	50,000,000		50,000,000
Issued in reinvestment of distributions	34	306	30	296
A Class/Shares Authorized	45,000,000		45,000,000
Sold	43,964	386,039	271,584	2,637,228
Issued in reinvestment of distributions	12,374	113,864	16,544	159,318
Redeemed	(70,499)	(640,192)	(286,615)	(2,820,887)
	(14,161)	(140,289)	1,513	(24,341)
C Class/Shares Authorized	45,000,000		45,000,000
Sold	21,462	208,875	251,229	2,401,005
Issued in reinvestment of distributions	13,388	124,091	16,614	159,597
Redeemed	(144,634)	(1,311,060)	(254,638)	(2,474,146)
	(109,784)	(978,094)	13,205	86,456
R Class/Shares Authorized	50,000,000		50,000,000
Sold	8,430	80,389	1,649	16,130
Issued in reinvestment of distributions	553	5,134	8,809	84,681
Redeemed	(9,203)	(89,672)	(196,436)	(1,947,440)
	(220)	(4,149)	(185,978)	(1,846,629)
R5 Class/Shares Authorized	50,000,000		50,000,000
Sold	88	883	—	—
Issued in reinvestment of distributions	35	320	29	287
	123	1,203	29	287
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	25,327	247,013	9,356	86,730
Issued in reinvestment of distributions	1,200	10,884	10,322	99,392
Redeemed	(9,900)	(94,934)	(203,185)	(2,017,301)
	16,627	162,963	(183,507)	(1,831,179)
Net increase (decrease)	(1,886,783)	$(15,279,983)	154,034	$1,216,293

29

6. Affiliated Fund Transactions

A summary of transactions for each affiliated fund for the period ended July 31, 2020 follows (amounts in thousands):

Affiliated Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Emerging Markets Debt Fund R6 Class	$7,653	$3,459	$5,559	$(102)	$5,451	529	$(121)	$311
Equity Income Fund R6 Class	4,198	4,046	4,187	254	4,311	523	(530)	317
International Value Fund R6 Class	4,645	2,047	3,852	(32)	2,808	407	(329)	157
NT High Income Fund G Class	12,679	5,612	8,817	(38)	9,436	1,015	(679)	822
Utilities Fund Investor Class	588	7	583	(12)	—	—	40	5
	$29,763	$15,171	$22,998	$70	$22,006	2,474	$(1,619)	$1,612

(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds. Additional information and attributes of each affiliated fund are available at americancentury.com.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.

7. Investments in Affiliated Funds

The fund does not invest in an affiliated fund for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of an affiliated fund's net assets.

8. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

30

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Affiliated Funds	$22,006,021	—	—
Common Stocks	4,859,922	$2,281,203	—
U.S. Treasury Securities	—	2,255,888	—
Corporate Bonds	—	1,508,839	—
Convertible Preferred Stocks	296,189	—	—
Asset-Backed Securities	—	287,883	—
Collateralized Mortgage Obligations	—	239,707	—
Preferred Stocks	141,368	33,481	—
Exchange-Traded Funds	165,950	—	—
Collateralized Loan Obligations	—	132,345	—
Commercial Mortgage-Backed Securities	—	62,829	—
	$27,469,450	$6,802,175	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$55,620	—

Liabilities
Other Financial Instruments
Futures Contracts	$51,550	—	—
Forward Foreign Currency Exchange Contracts	—	$41,405	—
	$51,550	$41,405	—

9. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $367,143.

31

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.
Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $13,224,505.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $100,000 futures contracts purchased and $6,166,667 futures contracts sold.

Value of Derivative Instruments as of July 31, 2020

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$55,620	Unrealized depreciation on forward foreign currency exchange contracts	$41,405
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	2,250
		$55,620		$43,655

*Included in the unrealized appreciation (depreciation) on futures contracts, as reported in the Schedule of Investments.

32

Effect of Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2020

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$5,813	Change in net unrealized appreciation (depreciation) on swap agreements	$(4,228)
Equity Price Risk	Net realized gain (loss) on futures contract transactions	(63,492)	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(62,112)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	20,743
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(753,262)	Change in net unrealized appreciation (depreciation) on futures contracts	47,420
		$(873,053)		$63,935

10. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. LIBOR will be phased out by the end of 2021. Uncertainty remains regarding a replacement rate or rates for LIBOR. The transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.
There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund may invest in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.
The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

11. Federal Tax Information

The tax character of distributions paid during the years ended July 31, 2020 and July 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$2,943,973	$2,912,326
Long-term capital gains	—	$231,599

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
33

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$34,611,654
Gross tax appreciation of investments	$224,107
Gross tax depreciation of investments	(564,136)
Net tax appreciation (depreciation) of investments	(340,029)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(3,636)
Net tax appreciation (depreciation)	$(343,665)
Other book-to-tax adjustments	$(27,659)
Undistributed ordinary income	$144,598
Accumulated short-term capital losses	$(5,001,280)
Accumulated long-term capital losses	$(2,062,448)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.
Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

12. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption of ASU 2017-08 did not materially impact the financial statements.

13. Corporate Event

On June 24, 2020, the Board of Directors approved a plan of liquidation for the fund. The liquidation date is expected to be October 16, 2020.

34

Financial Highlights

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$9.82	0.47	(1.02)	(0.55)	(0.50)	—	—	(0.50)	$8.77	(5.72)%	0.64%	0.92%	5.03%	4.75%	210%	$11,137
2019	$10.06	0.45	(0.19)	0.26	(0.47)	(0.03)	—	(0.50)	$9.82	2.89%	0.66%	0.91%	4.63%	4.38%	213%	$25,048
2018(3)	$10.29	0.33	(0.20)	0.13	(0.35)	(0.01)	—	(0.36)	$10.06	1.32%	0.66%(4)	0.90%(4)	4.99%(4)	4.75%(4)	152%	$44,245
2017	$9.69	0.43	0.65	1.08	(0.48)	—	—	(0.48)	$10.29	11.35%	0.58%	0.91%	4.29%	3.96%	209%	$46,964
2016	$9.40	0.42	0.31	0.73	(0.44)	—	—	(0.44)	$9.69	7.92%	0.61%	0.92%	4.50%	4.19%	195%	$43,297
2015	$10.00	0.39	(0.57)	(0.18)	(0.39)	—	(0.03)	(0.42)	$9.40	(1.84)%	0.59%	0.91%	4.08%	3.76%	127%	$8,559
I Class
2020	$9.82	0.48	(1.00)	(0.52)	(0.52)	—	—	(0.52)	$8.78	(5.42)%	0.44%	0.72%	5.23%	4.95%	210%	$20,488
2019	$10.06	0.47	(0.19)	0.28	(0.49)	(0.03)	—	(0.52)	$9.82	3.10%	0.46%	0.71%	4.83%	4.58%	213%	$27,800
2018(3)	$10.29	0.35	(0.21)	0.14	(0.36)	(0.01)	—	(0.37)	$10.06	1.45%	0.46%(4)	0.70%(4)	5.19%(4)	4.95%(4)	152%	$4,806
2017	$9.69	0.45	0.65	1.10	(0.50)	—	—	(0.50)	$10.29	11.57%	0.38%	0.71%	4.49%	4.16%	209%	$2,255
2016	$9.40	0.47	0.28	0.75	(0.46)	—	—	(0.46)	$9.69	8.14%	0.41%	0.72%	4.70%	4.39%	195%	$1,756
2015	$10.00	0.42	(0.58)	(0.16)	(0.41)	—	(0.03)	(0.44)	$9.40	(1.65)%	0.39%	0.71%	4.28%	3.96%	127%	$1,967

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2020	$9.82	0.49	(1.00)	(0.51)	(0.53)	—	—	(0.53)	$8.78	(5.29)%	0.29%	0.57%	5.38%	5.10%	210%	$5
2019	$10.07	0.49	(0.20)	0.29	(0.51)	(0.03)	—	(0.54)	$9.82	3.14%	0.31%	0.56%	4.98%	4.73%	213%	$6
2018(3)	$10.29	0.36	(0.20)	0.16	(0.37)	(0.01)	—	(0.38)	$10.07	1.65%	0.31%(4)	0.55%(4)	5.34%(4)	5.10%(4)	152%	$5
2017(5)	$10.06	0.25	0.26	0.51	(0.28)	—	—	(0.28)	$10.29	5.17%	0.23%(4)	0.56%(4)	3.81%(4)	3.48%(4)	209%(6)	$5
A Class
2020	$9.81	0.44	(1.00)	(0.56)	(0.48)	—	—	(0.48)	$8.77	(5.85)%	0.89%	1.17%	4.78%	4.50%	210%	$2,011
2019	$10.06	0.43	(0.20)	0.23	(0.45)	(0.03)	—	(0.48)	$9.81	2.53%	0.91%	1.16%	4.38%	4.13%	213%	$2,389
2018(3)	$10.29	0.32	(0.21)	0.11	(0.33)	(0.01)	—	(0.34)	$10.06	1.16%	0.91%(4)	1.15%(4)	4.74%(4)	4.50%(4)	152%	$2,434
2017	$9.69	0.41	0.64	1.05	(0.45)	—	—	(0.45)	$10.29	11.08%	0.83%	1.16%	4.04%	3.71%	209%	$2,200
2016	$9.40	0.42	0.28	0.70	(0.41)	—	—	(0.41)	$9.69	7.65%	0.86%	1.17%	4.25%	3.94%	195%	$2,400
2015	$10.00	0.38	(0.58)	(0.20)	(0.37)	—	(0.03)	(0.40)	$9.40	(2.08)%	0.84%	1.16%	3.83%	3.51%	127%	$1,647
C Class
2020	$9.81	0.37	(1.00)	(0.63)	(0.41)	—	—	(0.41)	$8.77	(6.55)%	1.64%	1.92%	4.03%	3.75%	210%	$2,128
2019	$10.06	0.35	(0.19)	0.16	(0.38)	(0.03)	—	(0.41)	$9.81	1.77%	1.66%	1.91%	3.63%	3.38%	213%	$3,457
2018(3)	$10.28	0.27	(0.20)	0.07	(0.28)	(0.01)	—	(0.29)	$10.06	0.78%	1.66%(4)	1.90%(4)	3.99%(4)	3.75%(4)	152%	$3,412
2017	$9.69	0.33	0.64	0.97	(0.38)	—	—	(0.38)	$10.28	10.16%	1.58%	1.91%	3.29%	2.96%	209%	$2,350
2016	$9.40	0.35	0.28	0.63	(0.34)	—	—	(0.34)	$9.69	6.83%	1.61%	1.92%	3.50%	3.19%	195%	$1,765
2015	$10.00	0.31	(0.58)	(0.27)	(0.31)	—	(0.02)	(0.33)	$9.40	(2.79)%	1.59%	1.91%	3.08%	2.76%	127%	$1,570

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2020	$9.81	0.42	(1.01)	(0.59)	(0.45)	—	—	(0.45)	$8.77	(6.09)%	1.14%	1.42%	4.53%	4.25%	210%	$91
2019	$10.06	0.40	(0.19)	0.21	(0.43)	(0.03)	—	(0.46)	$9.81	2.28%	1.16%	1.41%	4.13%	3.88%	213%	$104
2018(3)	$10.29	0.30	(0.20)	0.10	(0.32)	(0.01)	—	(0.33)	$10.06	1.00%	1.16%(4)	1.40%(4)	4.49%(4)	4.25%(4)	152%	$1,978
2017	$9.69	0.38	0.65	1.03	(0.43)	—	—	(0.43)	$10.29	10.81%	1.08%	1.41%	3.79%	3.46%	209%	$1,950
2016	$9.40	0.40	0.28	0.68	(0.39)	—	—	(0.39)	$9.69	7.37%	1.11%	1.42%	4.00%	3.69%	195%	$1,730
2015	$10.00	0.36	(0.58)	(0.22)	(0.35)	—	(0.03)	(0.38)	$9.40	(2.32)%	1.09%	1.41%	3.58%	3.26%	127%	$1,580
R5 Class
2020	$9.83	0.48	(1.00)	(0.52)	(0.52)	—	—	(0.52)	$8.79	(5.42)%	0.44%	0.72%	5.23%	4.95%	210%	$6
2019	$10.07	0.47	(0.19)	0.28	(0.49)	(0.03)	—	(0.52)	$9.83	3.10%	0.46%	0.71%	4.83%	4.58%	213%	$5
2018(3)	$10.30	0.35	(0.21)	0.14	(0.36)	(0.01)	—	(0.37)	$10.07	1.45%	0.46%(4)	0.70%(4)	5.19%(4)	4.95%(4)	152%	$5
2017(5)	$10.06	0.24	0.27	0.51	(0.27)	—	—	(0.27)	$10.30	5.17%	0.38%(4)	0.71%(4)	3.66%(4)	3.33%(4)	209%(6)	$5

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2020	$9.82	0.51	(1.02)	(0.51)	(0.53)	—	—	(0.53)	$8.78	(5.29)%	0.29%	0.57%	5.38%	5.10%	210%	$225
2019	$10.07	0.48	(0.19)	0.29	(0.51)	(0.03)	—	(0.54)	$9.82	3.15%	0.31%	0.56%	4.98%	4.73%	213%	$88
2018(3)	$10.29	0.36	(0.20)	0.16	(0.37)	(0.01)	—	(0.38)	$10.07	1.65%	0.31%(4)	0.55%(4)	5.34%(4)	5.10%(4)	152%	$1,938
2017	$9.69	0.47	0.64	1.11	(0.51)	—	—	(0.51)	$10.29	11.73%	0.23%	0.56%	4.64%	4.31%	209%	$1,907
2016	$9.40	0.48	0.28	0.76	(0.47)	—	—	(0.47)	$9.69	8.30%	0.26%	0.57%	4.85%	4.54%	195%	$1,707
2015	$10.00	0.44	(0.58)	(0.14)	(0.43)	—	(0.03)	(0.46)	$9.40	(1.51)%	0.24%	0.56%	4.43%	4.11%	127%	$1,576

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)December 1, 2017 through July 31, 2018. The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period. For the years before July 31, 2018, the fund's fiscal year end was November 30.
(4)Annualized.
(5)April 10, 2017 (commencement of sale) through November 30, 2017.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Strategic Asset Allocations, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Multi-Asset Income Fund, one of the funds constituting the American Century Strategic Asset Allocations, Inc. (the “Fund”), as of July 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended, the period December 1, 2017 through July 31, 2018, and for the years ended November 30, 2017, 2016, and 2015, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Multi-Asset Income Fund of the American Century Strategic Asset Allocations, Inc. as of July 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, the period December 1, 2017 through July 31, 2018, and for the years ended November 30, 2017, 2016, and 2015, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
September 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.
39

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	63	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	63	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	63	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	63	None
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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	63	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	63	None
John R. Whitten (1946)	Director	Since 2008	Retired	63	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	82	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	122	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 24, 2020, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or
43

controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board
44

found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. The Board and the Advisor extended a temporary reduction of the Fund's annual unified management fee of 0.07% (e.g., the Investor Class unified fee will be reduced from 0.90% to 0.83%) for at least one year, beginning August 1, 2020. The Board concluded that the
45

management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
46

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2020.

For corporate taxpayers, the fund hereby designates $147,760, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2020 as qualified for the corporate dividends received deduction.

For the fiscal year ended July 31, 2020, the fund intends to pass through to shareholders foreign source income of $85,640 and foreign taxes paid of $5,109, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on July 31, 2020 are $0.0208 and $0.0012, respectively.

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Notes

50

Notes
51

Notes
52

Notes
53

Notes
54

Notes
55

Notes
56

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Strategic Asset Allocations, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91040 2009

Annual Report

July 31, 2020

Strategic Allocation: Aggressive Fund
Investor Class (TWSAX)
I Class (AAAIX)
A Class (ACVAX)
C Class (ASTAX)
R Class (AAARX)
R5 Class (ASAUX)
R6 Class (AAAUX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended July 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Pandemic Altered Economic, Market Courses

Broad market sentiment was generally upbeat through mid-February 2020. Dovish central banks, modest inflation, improving economic and corporate earnings data, and U.S.-China trade-policy progress helped boost global growth outlooks. Against this backdrop, key U.S. stock benchmarks rose to new highs, and global risk assets largely remained in favor.

Beginning in late February, unprecedented turmoil quickly quashed the optimistic tone. COVID-19 rapidly spread worldwide, halting most U.S. and global economic activity and triggering a worldwide recession. Stocks and other riskier assets sold off sharply as investors fled to U.S. Treasuries and other perceived safe-haven investments. Central banks and federal governments stepped in quickly and aggressively to stabilize global markets. These extraordinary efforts helped launch a broad rebound among risk assets beginning in April, despite weak economic and corporate earnings data. Declining coronavirus infection and death rates in many regions and the reopening of economies also helped fuel the recovery.

Overall, global stocks delivered mixed results for the 12-month period. In general, U.S. stocks overcame the effects of the early 2020 sell-off to deliver a solid return. U.S. stocks generally fared better than non-U.S. stocks, and the growth style significantly outperformed value stocks. U.S. and global bonds rallied, too, as yields declined sharply for the reporting period.

A Slow Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. We remain hopeful medical researchers will uncover effective COVID-19 treatments and potentially develop a vaccine. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. While these influences can be unsettling, they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. We have a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet these current challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of July 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWSAX	8.82%	7.11%	9.17%	—	2/15/96
S&P 500 Index	—	11.96%	11.47%	13.83%	—	—
Bloomberg Barclays U.S. Aggregate Bond Index	—	10.12%	4.46%	3.87%	—	—
Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index	—	1.30%	1.12%	0.59%	—	—
I Class	AAAIX	8.97%	7.30%	9.38%	—	8/1/00
A Class	ACVAX					10/2/96
No sales charge		8.58%	6.83%	8.90%	—
With sales charge		2.29%	5.57%	8.26%	—
C Class	ASTAX	7.80%	6.05%	8.08%	—	11/27/01
R Class	AAARX	8.16%	6.56%	8.62%	—	3/31/05
R5 Class	ASAUX	9.11%	—	—	8.84%	4/10/17
R6 Class	AAAUX	9.18%	7.48%	—	8.09%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made July 31, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2020
Investor Class — $24,061

S&P 500 Index — $36,558

Bloomberg Barclays U.S. Aggregate Bond Index — $14,616

Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index — $10,605

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class	R6 Class
1.31%	1.11%	1.56%	2.31%	1.81%	1.11%	0.96%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Rich Weiss, Scott Wilson, Radu Gabudean, Vidya Rajappa and Brian Garbe

Effective April 2020, Brian Garbe joined the portfolio management team.

Performance Summary

Strategic Allocation: Aggressive returned 8.82%* for the fiscal period ended July 31, 2020. Because of the fund’s strategic exposure to a variety of asset classes, a review of the financial markets helps provide context around performance for the reporting period.

The period was marked by extreme volatility, driven largely by the COVID-19 pandemic and measures to combat it. Despite a global recession driven by widespread coronavirus restrictions, U.S. and global stocks delivered strong returns during the period. In the U.S., stocks initially rose to all-time highs in February, amid a steadily improving economy and strong job growth. However, the spread of the coronavirus and efforts to reduce transmission of the virus led to the first recession and bear market in stocks since the 2008-2009 financial crisis. A steady recovery followed, as massive monetary and fiscal stimulus helped support the economy and markets, with stocks moving back toward record highs by period-end.

Global equities followed a similar path, with steady gains through February, supported by slowing but resilient economic growth and accommodative monetary policy. As COVID-19 and containment measures spread, equity markets declined sharply. By late March, however, progress in battling the pandemic and optimism surrounding potential vaccines, together with aggressive fiscal stimulus from central banks and governments around the world, helped drive a recovery. By the end of the period, some equity markets had returned to near pre-pandemic levels, but more severely impacted markets declined or saw much more muted advances. Within the U.S., large-cap companies dramatically outperformed their mid- and small-cap counterparts, and growth beat value across stocks of all sizes, according to the Russell family of indices. Small-cap stocks and many Russell value indices posted negative returns. Emerging markets advanced for the period but trailed the U.S., while non-U.S. developed markets stocks declined. For the year, the S&P 500 Index’s gain of 11.96% dwarfed the 6.55% advance of the MSCI Emerging Markets Index, while the MSCI EAFE Index returned -1.67%.

Within fixed-income investments, the Federal Reserve (Fed) responded to the crisis aggressively, with two emergency interest rate cuts in March 2020 that pushed short-term interest rates to near 0%. The Fed also announced several asset-purchase and lending programs designed to stabilize the financial system and shore up the credit and short-term funding markets, including buying shares in a broad spectrum of individual corporate bonds, investment-grade and high-yield corporate bond exchange-traded funds. This bond buying helped drive a strong rally in the corporate bond sector, including high-yield bonds. The yield on the benchmark 10-year Treasury note ended the period at 0.53%, a record low, according to Bloomberg. (When bond yields fall, prices rise and vice versa.) U.S. investment-grade corporate debt generally outperformed other spread sectors of the market, although U.S. high-yield and non-U.S. debt also produced strong returns. The Bloomberg Barclays U.S. Aggregate Bond Index returned 10.12%, while the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index gained 4.07%, the Bloomberg Barclays Global Aggregate Bond Index ex-USD (Unhedged) returned 5.94% and the Bloomberg Barclays Global Aggregate Bond Index (USD, Hedged) returned 6.39%.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all classes.

Strategic Allocation: Aggressive’s neutral asset mix throughout the period was 79% stocks, 20% bonds and 1% cash-equivalent investments. However, the portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices.

Tactical Positioning

In managing the fund, we make modest tactical adjustments to the asset mix in an effort to add value and improve the fund’s ability to meet its investment objective. We began the reporting period with a neutral allocation across stocks, bonds and cash, and we maintained that throughout the period. Within the equity segment, we generally maintained an overweight to large-cap stocks relative to small caps. We also generally favored U.S. equities over non-U.S. stocks. In addition, we generally maintained an overweight to the large-cap growth segment and an underweight to large-cap value stocks. Toward the end of the period, given attractive yields and valuations, we moved to an overweight to global real estate, relative to our long-term strategic allocations. In the bond segment, we generally favored higher-yielding corporate and securitized bonds and select emerging markets securities, adjusting exposure as valuations, fundamentals and market conditions dictated. The overall effect of these tactical changes was positive, driven largely by positioning in growth stocks, where overweight positioning and a corresponding underweight to value bolstered returns.

Equity Contribution Drives Performance

The equity portion of Strategic Allocation: Aggressive produced gains, driven largely by large-cap, growth-oriented shares. Within the U.S., large-cap growth, mid-cap growth and small-cap growth performed well and benefited from strong stock selection. Conversely, nearly all value-oriented allocations produced negative returns, with U.S. small-cap value among the weakest performers.

Outside the U.S., non-U.S. equities were a modest contributor overall, amid mixed returns. The non-U.S. fundamental value allocation was a notable detractor from relative performance. However, our underweight to the asset class and strong stock selection elsewhere helped non-U.S. equities broadly outperform underlying benchmarks, keyed by contribution from non-U.S. large-cap growth. The global real estate allocation produced modest gains in absolute terms, but significantly outperformed its underlying benchmark on the strength of stock choices.

Fixed-Income Allocation a Notable Contributor

Global bonds broadly produced strong gains, backed by massive stimulus efforts from central banks, declining interest rates and investor demand for yield. Indeed, bond yields in many developed economies ended the period at or near record lows, meaning investors placed a premium for safety of principal. Corporate bonds, both investment grade and high yield, posted strong returns as investors sought a mix of yield and lower volatility in the low interest rate environment. The global fixed-income allocation was a notable contributor to absolute returns, though security selection decisions meant the allocation slightly underperformed its underlying benchmark.

Outlook

At period-end, the Strategic Allocation: Aggressive portfolio maintained an overweight position in U.S. large-cap growth stocks. The portfolio had underweight positions in U.S. value stocks and non-U.S. equities. With interest rates so low, bonds became less attractive relative to real estate investment trusts (REITs), and we initiated an overweight to global REITs, relative to our long-term strategic allocations, sourced from a small underweight to the fixed-income portion of the portfolio. While we continue to prefer U.S. equities over non-U.S. equities, the overweight was reduced during the period, as many fundamental and financial indicators in favor of the U.S. moderated.

Fund Characteristics

JULY 31, 2020
Top Ten Common Stocks	% of net assets
Microsoft Corp.	0.5%
Apple, Inc.	0.5%
Prologis, Inc.	0.5%
Amazon.com, Inc.	0.4%
Cadence Design Systems, Inc.	0.3%
Alphabet, Inc., Class A	0.3%
F5 Networks, Inc.	0.2%
Zimmer Biomet Holdings, Inc.	0.2%
Weyerhaeuser Co.	0.2%
Equinix, Inc.	0.2%

Key Fixed-Income Portfolio Statistics
Weighted Average Life to Maturity	7.4 years
Average Duration (effective)	5.7 years

Types of Investments in Portfolio	% of net assets
Affiliated Funds	50.2%
Domestic Common Stocks	23.4%
Foreign Common Stocks*	8.3%
U.S. Treasury Securities	7.1%
Corporate Bonds	3.9%
Sovereign Governments and Agencies	1.3%
Collateralized Loan Obligations	1.0%
Collateralized Mortgage Obligations	0.8%
Commercial Paper	0.6%
U.S. Government Agency Mortgage-Backed Securities	0.5%
Asset-Backed Securities	0.3%
Municipal Securities	0.3%
Exchange-Traded Funds	0.2%
Preferred Stocks	0.1%
Rights	—**
Temporary Cash Investments	2.4%
Temporary Cash Investments - Securities Lending Collateral	0.1%
Other Assets and Liabilities	(0.5)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.
**Category is less than 0.05% of total net assets.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2020 to July 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/20	Ending Account Value 7/31/20	Expenses Paid During Period(1) 2/1/20 - 7/31/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,026.20	$3.73	0.74%
I Class	$1,000	$1,026.40	$2.72	0.54%
A Class	$1,000	$1,024.50	$4.98	0.99%
C Class	$1,000	$1,021.00	$8.74	1.74%
R Class	$1,000	$1,023.20	$6.24	1.24%
R5 Class	$1,000	$1,027.80	$2.72	0.54%
R6 Class	$1,000	$1,027.90	$1.97	0.39%
Hypothetical
Investor Class	$1,000	$1,021.18	$3.72	0.74%
I Class	$1,000	$1,022.18	$2.72	0.54%
A Class	$1,000	$1,019.94	$4.97	0.99%
C Class	$1,000	$1,016.21	$8.72	1.74%
R Class	$1,000	$1,018.70	$6.22	1.24%
R5 Class	$1,000	$1,022.18	$2.72	0.54%
R6 Class	$1,000	$1,022.92	$1.96	0.39%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

JULY 31, 2020

	Shares/ Principal Amount	Value
AFFILIATED FUNDS(1) — 50.2%
American Century Diversified Corporate Bond ETF	288,278	$15,277,350
American Century Focused Dynamic Growth ETF(2)	877,961	53,353,689
American Century Focused Large Cap Value ETF	782,592	37,235,180
American Century Quality Diversified International ETF	695,116	28,548,831
American Century STOXX U.S. Quality Growth ETF	1,001,102	52,557,855
American Century STOXX U.S. Quality Value ETF	953,351	35,444,827
Avantis Emerging Markets Equity ETF	784,210	40,080,973
Avantis International Equity ETF	545,289	25,977,568
Avantis International Small Cap Value ETF	189,824	8,562,961
Avantis U.S. Equity ETF	966,603	50,644,198
Avantis U.S. Small Cap Value ETF	274,850	11,433,760
TOTAL AFFILIATED FUNDS (Cost $343,194,545)		359,117,192
COMMON STOCKS — 31.7%
Aerospace and Defense — 0.3%
AAR Corp.	1,279	22,024
Aerojet Rocketdyne Holdings, Inc.(2)	3,663	151,099
BAE Systems plc	76,292	491,970
General Dynamics Corp.	3,260	478,372
Kratos Defense & Security Solutions, Inc.(2)	6,349	114,345
Lockheed Martin Corp.	1,218	461,585
Mercury Systems, Inc.(2)	2,985	231,129
Textron, Inc.	13,007	454,465
		2,404,989
Air Freight and Logistics — 0.1%
DSV Panalpina A/S	3,214	444,298
Expeditors International of Washington, Inc.	1,777	150,174
		594,472
Airlines — 0.1%
Alaska Air Group, Inc.	2,158	74,321
Southwest Airlines Co.	14,366	443,766
		518,087
Auto Components — 0.4%
Aptiv plc	15,260	1,186,465
BorgWarner, Inc.	8,329	304,841
Hyundai Mobis Co. Ltd.	2,231	385,541
LCI Industries	1,040	130,832
Minth Group Ltd.	36,000	107,390
Pirelli & C SpA(2)	11,837	46,817
Valeo SA	14,913	384,895
		2,546,781
Automobiles — 0.3%
Bayerische Motoren Werke AG	4,886	316,307
Daimler AG	12,286	544,353
Honda Motor Co. Ltd., ADR	14,000	340,900
Hyundai Motor Co.	3,815	405,876

	Shares/ Principal Amount	Value
Kia Motors Corp.	6,713	$228,073
Mazda Motor Corp.	6,700	38,010
Nissan Motor Co. Ltd.	90,500	312,711
		2,186,230
Banks — 1.0%
Banco Bilbao Vizcaya Argentaria SA	40,357	126,449
Banco Bradesco SA	31,030	122,477
Bank of America Corp.	33,406	831,141
Barclays plc	370,993	492,730
BNP Paribas SA(2)	13,685	555,226
Citigroup, Inc.	6,298	314,963
Commerce Bancshares, Inc.	9,555	547,119
Commerzbank AG(2)	54,031	278,288
FinecoBank Banca Fineco SpA(2)	6,019	87,744
Hana Financial Group, Inc.	1,744	43,370
HDFC Bank Ltd., ADR	7,194	336,319
JPMorgan Chase & Co.	7,420	717,069
M&T Bank Corp.	1,769	187,426
Mitsubishi UFJ Financial Group, Inc.	127,000	476,434
Mizuho Financial Group, Inc.	345,500	420,040
Societe Generale SA(2)	10,136	155,759
Standard Chartered plc (London)	25,930	131,803
Sumitomo Mitsui Financial Group, Inc.	12,900	344,875
Truist Financial Corp.	11,641	436,072
UniCredit SpA(2)	11,813	108,485
Westamerica Bancorporation	6,910	417,088
		7,130,877
Beverages — 0.2%
Constellation Brands, Inc., Class A	3,082	549,212
Fevertree Drinks plc	2,506	72,216
PepsiCo, Inc.	5,948	818,802
Royal Unibrew A/S(2)	1,152	116,895
		1,557,125
Biotechnology — 1.0%
AbbVie, Inc.	5,593	530,832
ACADIA Pharmaceuticals, Inc.(2)	9,342	388,347
Acceleron Pharma, Inc.(2)	971	96,294
ADC Therapeutics SA(2)	1,467	68,215
Aimmune Therapeutics, Inc.(2)(3)	2,711	35,812
Alnylam Pharmaceuticals, Inc.(2)	4,143	603,884
Amarin Corp. plc, ADR(2)(3)	2,591	16,790
Amgen, Inc.	2,743	671,130
Amicus Therapeutics, Inc.(2)	6,387	92,292
Arena Pharmaceuticals, Inc.(2)	1,095	67,222
Argenx SE, ADR(2)	1,507	346,806
Biohaven Pharmaceutical Holding Co. Ltd.(2)	1,101	70,508
Blueprint Medicines Corp.(2)	1,028	75,229
Bridgebio Pharma, Inc.(2)(3)	1,748	49,189
ChemoCentryx, Inc.(2)	1,094	57,665
CSL Ltd.	2,218	427,770
Deciphera Pharmaceuticals, Inc.(2)	1,204	55,829

	Shares/ Principal Amount	Value
Exact Sciences Corp.(2)	7,438	$704,750
FibroGen, Inc.(2)	2,176	88,063
Flexion Therapeutics, Inc.(2)(3)	4,694	63,698
Generation Bio Co.(2)	1,005	19,738
Global Blood Therapeutics, Inc.(2)	672	45,347
Halozyme Therapeutics, Inc.(2)	3,410	92,718
Heron Therapeutics, Inc.(2)	2,431	39,601
Immunomedics, Inc.(2)	20,777	877,413
Insmed, Inc.(2)	3,243	84,707
Iovance Biotherapeutics, Inc.(2)	971	28,227
Karuna Therapeutics, Inc.(2)	611	49,980
Mirati Therapeutics, Inc.(2)	503	61,019
Momenta Pharmaceuticals, Inc.(2)	2,546	75,081
MorphoSys AG(2)	975	123,861
Natera, Inc.(2)	2,838	136,281
Principia Biopharma, Inc.(2)	898	75,073
Relay Therapeutics, Inc.(2)	1,025	36,346
Turning Point Therapeutics, Inc.(2)	3,931	232,833
Ultragenyx Pharmaceutical, Inc.(2)	1,180	92,229
Vertex Pharmaceuticals, Inc.(2)	933	253,776
Viela Bio, Inc.(2)	719	26,323
		6,860,878
Building Products — 0.5%
AZEK Co., Inc. (The)(2)	1,222	42,159
Builders FirstSource, Inc.(2)	5,128	121,482
Fortune Brands Home & Security, Inc.	11,243	860,089
Johnson Controls International plc	36,410	1,401,057
Lindab International AB	5,811	90,432
Masco Corp.	7,713	440,875
Masonite International Corp.(2)	1,465	123,573
Trane Technologies plc	5,556	621,550
Trex Co., Inc.(2)	741	103,244
		3,804,461
Capital Markets — 1.4%
Ameriprise Financial, Inc.	4,617	709,310
Ares Management Corp., Class A	1,948	77,803
Bank of New York Mellon Corp. (The)	10,027	359,468
BlackRock, Inc.	660	379,507
Credit Suisse Group AG	58,860	630,752
Euronext NV	671	76,892
Flatex AG(2)	2,709	121,283
Hamilton Lane, Inc., Class A	2,050	148,092
Intercontinental Exchange, Inc.	3,122	302,147
Intermediate Capital Group plc	9,132	162,071
London Stock Exchange Group plc	5,021	560,048
LPL Financial Holdings, Inc.	6,941	548,478
Magellan Financial Group Ltd.	2,405	104,964
MarketAxess Holdings, Inc.	1,156	597,305
Morgan Stanley	11,807	577,126
MSCI, Inc.	2,379	894,457
Northern Trust Corp.	17,882	1,401,055

	Shares/ Principal Amount	Value
Partners Group Holding AG	460	$445,559
S&P Global, Inc.	1,916	671,079
State Street Corp.	4,571	291,584
T. Rowe Price Group, Inc.	1,791	247,337
TMX Group Ltd.	1,110	113,465
UBS Group AG	28,915	340,494
		9,760,276
Chemicals — 0.4%
Air Liquide SA	2,546	420,321
Albemarle Corp.	3,095	255,213
Arkema SA	2,793	290,189
Ecolab, Inc.	1,472	275,382
H.B. Fuller Co.	1,608	72,907
Koninklijke DSM NV	2,213	337,917
Linde plc	2,551	625,275
Nissan Chemical Corp.	900	47,494
Sherwin-Williams Co. (The)	462	299,339
Zeon Corp.	7,800	75,188
		2,699,225
Commercial Services and Supplies — 0.3%
A-Living Services Co. Ltd., H Shares	53,500	302,932
Babcock International Group plc	84,318	319,433
Boyd Group Services, Inc.(3)	74	10,806
Brink's Co. (The)	2,604	115,487
Clean Harbors, Inc.(2)	2,097	124,981
Ever Sunshine Lifestyle Services Group Ltd.	128,000	246,371
HomeServe plc	7,013	122,499
Japan Elevator Service Holdings Co. Ltd.	2,500	83,097
Park24 Co. Ltd.	2,200	29,723
Republic Services, Inc.	9,580	835,855
Serco Group plc(2)	48,189	101,082
		2,292,266
Communications Equipment — 0.6%
Arista Networks, Inc.(2)	3,576	928,938
AudioCodes Ltd.	5,281	190,591
Cisco Systems, Inc.	11,568	544,853
F5 Networks, Inc.(2)	13,116	1,782,464
Lumentum Holdings, Inc.(2)	825	76,585
Motorola Solutions, Inc.	656	91,709
Telefonaktiebolaget LM Ericsson, B Shares	41,363	477,022
		4,092,162
Construction and Engineering†
Hazama Ando Corp.	12,000	64,163
NRW Holdings Ltd.	53,476	70,571
SHO-BOND Holdings Co. Ltd.	2,700	116,308
		251,042
Construction Materials†
Summit Materials, Inc., Class A(2)	3,835	56,451
Consumer Finance — 0.1%
American Express Co.	3,473	324,100

	Shares/ Principal Amount	Value
Cembra Money Bank AG	1,077	$118,075
		442,175
Containers and Packaging — 0.5%
Avery Dennison Corp.	2,193	248,554
Ball Corp.	14,111	1,038,993
Berry Global Group, Inc.(2)	2,284	114,177
Graphic Packaging Holding Co.	18,437	257,012
Huhtamaki Oyj(2)	2,323	103,944
Packaging Corp. of America	5,709	548,749
SIG Combibloc Group AG	6,471	112,972
Sonoco Products Co.	13,093	677,432
WestRock Co.	7,236	194,359
		3,296,192
Distributors — 0.1%
Genuine Parts Co.	6,699	603,915
LKQ Corp.(2)	13,407	377,943
		981,858
Diversified Consumer Services — 0.1%
Chegg, Inc.(2)	8,599	696,261
Diversified Financial Services†
Element Fleet Management Corp.	12,325	103,425
Zenkoku Hosho Co. Ltd.	2,000	69,898
		173,323
Diversified Telecommunication Services — 0.2%
BT Group plc	62,689	81,340
Cellnex Telecom SA	14,490	911,491
Verizon Communications, Inc.	11,396	655,042
		1,647,873
Electric Utilities — 0.6%
Edison International	12,246	681,735
Evergy, Inc.	8,688	563,243
Eversource Energy	3,643	328,125
Iberdrola SA	37,452	483,409
NextEra Energy, Inc.	4,259	1,195,501
Pinnacle West Capital Corp.	10,241	850,822
Xcel Energy, Inc.	7,123	491,772
		4,594,607
Electrical Equipment — 0.8%
ABB Ltd.	12,221	306,133
AMETEK, Inc.	7,322	682,776
Eaton Corp. plc	2,736	254,804
Emerson Electric Co.	16,308	1,011,259
Hubbell, Inc.	6,982	942,361
nVent Electric plc	62,364	1,132,530
Rockwell Automation, Inc.	1,485	323,938
Schneider Electric SE	5,666	660,130
Sensata Technologies Holding plc(2)	10,827	411,209
Signify NV(2)	2,715	81,103
Varta AG(2)	894	100,429
		5,906,672

	Shares/ Principal Amount	Value
Electronic Equipment, Instruments and Components — 0.7%
Anritsu Corp.	4,600	$109,999
CDW Corp.	948	110,205
Cognex Corp.	21,531	1,439,778
Hexagon AB, B Shares(2)	6,770	441,233
Keyence Corp.	900	378,229
Keysight Technologies, Inc.(2)	11,461	1,144,839
Littelfuse, Inc.	700	124,355
Murata Manufacturing Co. Ltd.	8,000	501,098
SYNNEX Corp.	815	101,663
TE Connectivity Ltd.	6,409	570,850
Topcon Corp.	5,200	34,093
		4,956,342
Energy Equipment and Services†
Baker Hughes Co.	10,364	160,538
Subsea 7 SA(2)	8,635	65,528
		226,066
Entertainment — 0.3%
Activision Blizzard, Inc.	3,368	278,298
Embracer Group AB(2)	3,697	59,329
Roku, Inc.(2)	3,174	491,621
Stillfront Group AB(2)	1,265	122,594
Walt Disney Co. (The)	4,405	515,121
Zynga, Inc., Class A(2)	52,580	516,861
		1,983,824
Equity Real Estate Investment Trusts (REITs) — 3.5%
Agree Realty Corp.	4,023	269,420
Alexandria Real Estate Equities, Inc.	2,747	487,730
American Homes 4 Rent, Class A	15,019	435,551
Americold Realty Trust	1,435	57,902
Boston Properties, Inc.	2,731	243,305
Brixmor Property Group, Inc.	28,208	324,674
Canadian Apartment Properties REIT	4,669	169,303
Charter Hall Group	66,420	501,735
Comforia Residential REIT, Inc.	85	266,657
CoreSite Realty Corp.	479	61,815
Cousins Properties, Inc.	10,116	310,764
DiamondRock Hospitality Co.	32,446	149,901
Digital Realty Trust, Inc.	4,965	797,081
Embassy Office Parks REIT	30,800	147,709
Equinix, Inc.	1,840	1,445,283
Fibra Uno Administracion SA de CV	342,981	277,251
Global Medical REIT, Inc.	7,254	86,250
GLP J-Reit	151	251,970
Goodman Group	56,349	681,195
Healthpeak Properties, Inc.	15,147	526,598
Inmobiliaria Colonial Socimi SA	17,261	147,605
Invesco Office J-Reit, Inc.	1,737	205,644
Invincible Investment Corp.	1,061	246,456
Invitation Homes, Inc.	33,447	997,390
JBG SMITH Properties	5,524	160,251

	Shares/ Principal Amount	Value
Link REIT	29,600	$227,953
Mapletree Industrial Trust	218,100	521,715
Mapletree Logistics Trust	76,800	118,579
MGM Growth Properties LLC, Class A	27,804	760,161
Mid-America Apartment Communities, Inc.	5,584	665,557
Mitsui Fudosan Logistics Park, Inc.	85	464,113
Omega Healthcare Investors, Inc.	7,903	255,899
Orix JREIT, Inc.	220	283,642
Piedmont Office Realty Trust, Inc., Class A	13,529	219,305
Prologis, Inc.	30,817	3,248,728
QTS Realty Trust, Inc., Class A	7,911	569,196
Rayonier, Inc.	6,967	193,543
Realty Income Corp.	8,381	503,279
Rexford Industrial Realty, Inc.	16,139	757,403
Safestore Holdings plc	15,838	158,989
SBA Communications Corp.	4,446	1,385,107
Segro plc	45,521	579,840
SOSiLA Logistics REIT, Inc.	239	341,258
Stockland	116,520	265,282
STORE Capital Corp.	8,959	212,239
Sun Communities, Inc.	4,767	714,716
Unibail-Rodamco-Westfield(3)	1,426	74,859
UNITE Group plc (The)	5,538	68,375
Urban Edge Properties	6,893	72,239
VICI Properties, Inc.	16,144	350,486
Welltower, Inc.	17,330	928,195
Weyerhaeuser Co.	55,409	1,540,924
		24,731,022
Food and Staples Retailing — 0.3%
Cosmos Pharmaceutical Corp.	300	54,815
Costco Wholesale Corp.	851	277,026
Grocery Outlet Holding Corp.(2)	2,286	100,561
Kobe Bussan Co. Ltd.	1,700	104,536
Koninklijke Ahold Delhaize NV	27,094	781,007
Sprouts Farmers Market, Inc.(2)	2,618	69,063
Sysco Corp.	12,953	684,566
Zur Rose Group AG(2)	534	147,893
		2,219,467
Food Products — 0.5%
Ausnutria Dairy Corp. Ltd.	45,000	75,260
Bakkafrost P/F(2)	810	49,336
Beyond Meat, Inc.(2)	149	18,759
Conagra Brands, Inc.	19,852	743,457
Freshpet, Inc.(2)	847	81,354
J.M. Smucker Co. (The)	6,148	672,284
Kellogg Co.	6,940	478,791
Mondelez International, Inc., Class A	12,839	712,436
Orkla ASA	47,183	465,424
Vital Farms, Inc.(2)	1,830	64,526
		3,361,627

	Shares/ Principal Amount	Value
Gas Utilities — 0.1%
Atmos Energy Corp.	3,133	$332,067
Chesapeake Utilities Corp.	848	71,647
Nippon Gas Co. Ltd.	3,500	163,762
Spire, Inc.	6,650	410,039
		977,515
Health Care Equipment and Supplies — 1.2%
Align Technology, Inc.(2)	3,210	943,162
Baxter International, Inc.	3,966	342,583
DexCom, Inc.(2)	1,704	742,160
Edwards Lifesciences Corp.(2)	4,851	380,367
Elekta AB, B Shares	17,861	183,202
Envista Holdings Corp.(2)	27,873	609,582
Globus Medical, Inc., Class A(2)	1,716	82,677
GVS SpA(2)	4,031	52,564
Hologic, Inc.(2)	3,754	261,954
ICU Medical, Inc.(2)	397	72,941
Inari Medical, Inc.(2)	315	17,709
Masimo Corp.(2)	3,224	709,667
Medtronic plc	4,410	425,477
Menicon Co. Ltd.	900	44,029
Nihon Kohden Corp.	2,000	68,968
Olympus Corp.	19,000	341,010
OrthoPediatrics Corp.(2)	1,132	47,759
ResMed, Inc.	632	127,986
Silk Road Medical, Inc.(2)	2,375	110,342
Tandem Diabetes Care, Inc.(2)	962	100,491
Teleflex, Inc.	3,039	1,133,851
Zimmer Biomet Holdings, Inc.	11,569	1,560,195
		8,358,676
Health Care Providers and Services — 1.1%
Acadia Healthcare Co., Inc.(2)	1,769	52,734
Alfresa Holdings Corp.	13,000	267,098
Amedisys, Inc.(2)	3,074	719,808
Cardinal Health, Inc.	11,408	623,105
Chartwell Retirement Residences	30,629	225,696
Cigna Corp.	1,417	244,702
CVS Health Corp.	6,737	424,027
Encompass Health Corp.	16,265	1,107,321
HealthEquity, Inc.(2)	2,096	108,070
Henry Schein, Inc.(2)	8,760	602,075
Humana, Inc.	698	273,930
Korian SA(2)	258	10,598
McKesson Corp.	4,328	649,892
Option Care Health, Inc.(2)	5,363	63,176
Pennant Group, Inc. (The)(2)	2,935	73,551
Quest Diagnostics, Inc.	6,281	798,127
R1 RCM, Inc.(2)	10,036	137,192
RadNet, Inc.(2)	4,135	65,705
UnitedHealth Group, Inc.	2,329	705,174

	Shares/ Principal Amount	Value
Universal Health Services, Inc., Class B	7,306	$802,929
		7,954,910
Health Care Technology — 0.4%
Cerner Corp.	8,544	593,381
CompuGroup Medical SE & Co. KgaA	973	85,227
Health Catalyst, Inc.(2)(3)	3,379	117,927
Phreesia, Inc.(2)	2,106	63,307
Teladoc Health, Inc.(2)	2,465	585,758
Veeva Systems, Inc., Class A(2)	4,511	1,193,475
		2,639,075
Hotels, Restaurants and Leisure — 0.5%
Basic-Fit NV(2)(3)	2,106	54,713
Brinker International, Inc.	2,615	70,317
Chipotle Mexican Grill, Inc.(2)	1,148	1,326,124
Churchill Downs, Inc.	878	121,620
Las Vegas Sands Corp.	9,563	417,329
Melco International Development Ltd.	24,000	44,894
Planet Fitness, Inc., Class A(2)	1,288	67,234
Sodexo SA	6,512	449,500
Starbucks Corp.	3,664	280,406
Sushiro Global Holdings Ltd.	4,800	101,777
Whitbread plc(2)	9,462	271,338
Wingstop, Inc.	888	138,750
Wyndham Destinations, Inc.	1,581	42,055
Wyndham Hotels & Resorts, Inc.	6,528	288,276
		3,674,333
Household Durables — 0.2%
Bellway plc	1,471	49,265
Breville Group Ltd.	4,293	79,834
D.R. Horton, Inc.	10,222	676,288
Haseko Corp.	13,900	164,623
Man Wah Holdings Ltd.	80,400	91,450
Taylor Wimpey plc	168,796	263,322
Token Corp.	1,200	76,294
TopBuild Corp.(2)	779	102,766
		1,503,842
Household Products — 0.3%
Colgate-Palmolive Co.	4,226	326,247
Kimberly-Clark Corp.	1,930	293,437
Procter & Gamble Co. (The)	8,610	1,128,943
Reynolds Consumer Products, Inc.	3,126	106,472
		1,855,099
Independent Power and Renewable Electricity Producers†
Falck Renewables SpA	18,700	121,778
Innergex Renewable Energy, Inc.	7,705	132,247
		254,025
Industrial Conglomerates — 0.1%
Honeywell International, Inc.	3,827	571,639
Lifco AB, B Shares	1,131	86,702
Rheinmetall AG	659	62,427
		720,768

	Shares/ Principal Amount	Value
Insurance — 0.7%
Aegon NV	56,644	$167,337
Aflac, Inc.	16,125	573,566
AIA Group Ltd.	35,600	319,027
Arthur J. Gallagher & Co.	3,869	415,879
Brown & Brown, Inc.	2,163	98,352
BRP Group, Inc., Class A(2)	6,513	113,652
Chubb Ltd.	8,419	1,071,233
eHealth, Inc.(2)	1,669	115,395
GoHealth, Inc., Class A(2)	571	10,135
Goosehead Insurance, Inc., Class A(2)	1,298	134,122
Kinsale Capital Group, Inc.	831	161,962
Lemonade, Inc.(2)	30	1,745
Marsh & McLennan Cos., Inc.	1,460	170,236
Muenchener Rueckversicherungs-Gesellschaft AG	1,081	287,405
Palomar Holdings, Inc.(2)	1,090	99,561
Progressive Corp. (The)	1,893	171,014
Prudential Financial, Inc.	1,820	115,333
Reinsurance Group of America, Inc.	4,925	419,856
SelectQuote, Inc.(2)(3)	21,127	377,962
Travelers Cos., Inc. (The)	2,295	262,594
		5,086,366
Interactive Media and Services — 0.7%
Alphabet, Inc., Class A(2)	1,382	2,056,347
Baidu, Inc., ADR(2)	3,818	455,869
carsales.com Ltd.	5,575	73,602
EverQuote, Inc., Class A(2)	1,293	70,404
Facebook, Inc., Class A(2)	4,141	1,050,447
Kakaku.com, Inc.	4,000	96,892
Match Group, Inc.(2)	5,934	609,422
Tencent Holdings Ltd.	9,000	616,092
		5,029,075
Internet and Direct Marketing Retail — 0.6%
Alibaba Group Holding Ltd., ADR(2)	2,538	637,089
Amazon.com, Inc.(2)	840	2,658,331
ASOS plc(2)	9,225	407,311
boohoo Group plc(2)	33,700	115,854
Expedia Group, Inc.	2,961	239,871
HelloFresh SE(2)	2,291	124,711
Mercari, Inc.(2)	1,500	62,856
Wayfair, Inc., Class A(2)(3)	1,462	389,024
		4,635,047
IT Services — 1.3%
Accenture plc, Class A	2,785	626,012
Adyen NV(2)	352	587,661
Atos SE(2)	2,381	204,228
BASE, Inc.(2)	900	56,324
Bechtle AG	412	80,233
Capgemini SE	2,636	341,813
Capita plc(2)	163,737	74,051
Edenred	6,309	314,323

	Shares/ Principal Amount	Value
Euronet Worldwide, Inc.(2)	1,287	$123,732
Fiserv, Inc.(2)	5,837	582,474
GDS Holdings Ltd., ADR(2)	11,866	952,721
GMO Payment Gateway, Inc.	400	41,895
I3 Verticals, Inc., Class A(2)	2,502	60,498
International Business Machines Corp.	1,912	235,061
MasterCard, Inc., Class A	2,347	724,120
NEXTDC Ltd.(2)	18,557	151,449
PayPal Holdings, Inc.(2)	4,374	857,610
Repay Holdings Corp.(2)	6,423	142,141
SHIFT, Inc.(2)	900	94,547
Square, Inc., Class A(2)	8,222	1,067,627
Twilio, Inc., Class A(2)	4,284	1,188,467
Visa, Inc., Class A	4,133	786,923
		9,293,910
Leisure Products — 0.1%
BRP, Inc.	2,786	124,797
Brunswick Corp.	1,494	100,068
Callaway Golf Co.	5,894	112,281
Games Workshop Group plc	1,236	142,580
MIPS AB	792	33,290
Peloton Interactive, Inc., Class A(2)	7,238	493,776
		1,006,792
Life Sciences Tools and Services — 0.5%
Agilent Technologies, Inc.	4,349	418,939
Bruker Corp.	12,646	564,265
Evotec SE(2)	2,481	65,688
Lonza Group AG	1,006	627,959
Mettler-Toledo International, Inc.(2)	1,005	939,675
NeoGenomics, Inc.(2)	3,467	132,543
PRA Health Sciences, Inc.(2)	997	106,240
Repligen Corp.(2)	393	59,308
Tecan Group AG	286	120,301
Thermo Fisher Scientific, Inc.	1,238	512,470
		3,547,388
Machinery — 0.7%
Cummins, Inc.	4,898	946,587
Evoqua Water Technologies Corp.(2)	6,014	115,649
Graco, Inc.	9,107	484,857
Harmonic Drive Systems, Inc.	1,300	72,635
IMI plc	38,895	532,748
Kornit Digital Ltd.(2)	1,201	64,362
Lincoln Electric Holdings, Inc.	2,280	206,089
Nabtesco Corp.	4,300	129,988
Navistar International Corp.(2)	2,895	92,727
Oshkosh Corp.	4,075	320,784
PACCAR, Inc.	7,335	624,062
Parker-Hannifin Corp.	4,590	821,243
Techtronic Industries Co. Ltd.	39,500	413,355
Valmet Oyj	1,744	48,968
		4,874,054

	Shares/ Principal Amount	Value
Media — 0.3%
Atresmedia Corp. de Medios de Comunicacion SA	19,516	$53,288
Comcast Corp., Class A	9,007	385,500
Fox Corp., Class B	19,387	499,603
Future plc	4,627	84,021
Nippon Television Holdings, Inc.	22,800	247,548
Publicis Groupe SA	9,035	291,281
Stroeer SE & Co. KGaA(2)	1,404	96,023
TV Asahi Holdings Corp.	7,800	107,261
WPP plc	42,311	316,456
		2,080,981
Metals and Mining†
Saracen Mineral Holdings Ltd.(2)	34,874	150,314
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
AGNC Investment Corp.	12,938	175,957
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,894	101,377
PennyMac Mortgage Investment Trust	6,294	118,642
		395,976
Multi-Utilities — 0.2%
Ameren Corp.	3,262	261,743
CMS Energy Corp.	2,771	177,843
NorthWestern Corp.	11,533	648,846
		1,088,432
Multiline Retail — 0.2%
Magazine Luiza SA	29,743	458,185
Pan Pacific International Holdings Corp.	13,700	310,637
Seria Co. Ltd.	2,400	95,957
Target Corp.	1,869	235,270
		1,100,049
Oil, Gas and Consumable Fuels — 0.7%
Cimarex Energy Co.	5,668	138,639
CNOOC Ltd.	421,000	445,993
CNOOC Ltd., ADR	391	41,309
ConocoPhillips	27,961	1,045,462
Eni SpA	39,459	352,920
Gazprom PJSC, ADR	50,033	243,864
Gazprom PJSC	27,588	67,929
Gibson Energy, Inc.	3,401	56,013
Neste Oyj	8,994	413,723
Noble Energy, Inc.	34,816	347,812
Parex Resources, Inc.(2)	6,992	84,565
PetroChina Co. Ltd., H Shares	928,000	319,148
Phillips 66	5,168	320,519
Saras SpA(2)	197,490	146,078
Surgutneftegas PJSC, Preference Shares	992,628	500,814
TOTAL SE	13,544	502,867
Valero Energy Corp.	2,509	141,081
		5,168,736
Paper and Forest Products — 0.1%
Mondi plc	27,612	495,377
Personal Products — 0.1%
elf Beauty, Inc.(2)	2,687	47,990

	Shares/ Principal Amount	Value
Estee Lauder Cos., Inc. (The), Class A	945	$186,675
Jamieson Wellness, Inc.	1,964	56,539
Ontex Group NV(2)	9,095	129,962
Shiseido Co. Ltd.	7,300	404,559
		825,725
Pharmaceuticals — 0.7%
ALK-Abello A/S(2)	221	62,625
AstraZeneca plc	4,578	507,761
Axsome Therapeutics, Inc.(2)	577	41,157
Bristol-Myers Squibb Co.	9,817	575,865
GlaxoSmithKline plc	38,764	778,446
Horizon Therapeutics plc(2)	9,804	599,907
Merck & Co., Inc.	8,912	715,099
MyoKardia, Inc.(2)	777	70,031
Novo Nordisk A/S, B Shares	11,108	732,869
Optinose, Inc.(2)(3)	2,281	11,622
Reata Pharmaceuticals, Inc., Class A(2)	257	37,959
Sanofi	1,378	144,059
Sanofi, ADR	13,852	726,537
Zoetis, Inc.	2,087	316,556
		5,320,493
Professional Services — 0.4%
ASGN, Inc.(2)	1,097	75,101
CoStar Group, Inc.(2)	281	238,782
IHS Markit Ltd.	8,200	661,986
IR Japan Holdings Ltd.	900	99,515
Nihon M&A Center, Inc.	1,100	53,324
Randstad NV	2,835	136,657
Recruit Holdings Co. Ltd.	15,400	477,959
Teleperformance	1,530	447,765
UT Group Co. Ltd.(2)	4,500	92,305
Verisk Analytics, Inc.	4,376	825,795
		3,109,189
Real Estate Management and Development — 0.3%
Aroundtown SA(2)	26,812	161,734
Colliers International Group, Inc.	1,695	91,682
ESR Cayman Ltd.(2)	66,400	163,719
Fastighets AB Balder, B Shares(2)	2,119	87,549
FirstService Corp.	2,301	275,203
Open House Co. Ltd.	9,300	264,282
Samhallsbyggnadsbolaget i Norden AB(3)	105,303	286,279
Shimao Group Holdings Ltd.	45,000	191,037
Shurgard Self Storage SA	3,172	124,632
VGP NV	1,706	236,454
		1,882,571
Road and Rail — 0.4%
ArcBest Corp.	1,621	49,262
Heartland Express, Inc.	21,827	442,761
J.B. Hunt Transport Services, Inc.	4,532	586,441
Norfolk Southern Corp.	5,246	1,008,334
Sixt SE(2)	782	58,644

	Shares/ Principal Amount	Value
TFI International, Inc.	5,355	$232,358
Union Pacific Corp.	3,033	525,771
		2,903,571
Semiconductors and Semiconductor Equipment — 1.4%
Advanced Micro Devices, Inc.(2)	6,940	537,364
Applied Materials, Inc.	16,529	1,063,311
ASM International NV	746	113,305
ASML Holding NV	1,051	371,259
Broadcom, Inc.	1,072	339,556
Entegris, Inc.	679	48,827
Infineon Technologies AG	19,959	498,849
Inphi Corp.(2)	728	95,121
Intel Corp.	7,795	372,055
Lasertec Corp.	400	35,500
Lattice Semiconductor Corp.(2)	3,087	95,975
Marvell Technology Group Ltd.	16,720	609,778
Maxim Integrated Products, Inc.	8,700	592,383
Microchip Technology, Inc.	2,880	292,982
MKS Instruments, Inc.	604	76,974
Nova Measuring Instruments Ltd.(2)	1,937	99,562
NVIDIA Corp.	1,892	803,324
PDF Solutions, Inc.(2)	2,739	67,325
Power Integrations, Inc.	964	117,637
Semtech Corp.(2)	1,943	108,283
SiTime Corp.(2)	996	52,937
Skyworks Solutions, Inc.	4,853	706,500
SOITEC(2)	972	114,736
Taiwan Semiconductor Manufacturing Co. Ltd.	46,000	673,220
Teradyne, Inc.	11,112	988,524
Texas Instruments, Inc.	1,655	211,095
Xilinx, Inc.	10,671	1,145,532
		10,231,914
Software — 2.1%
Adobe, Inc.(2)	1,122	498,527
Atlassian Corp. plc, Class A(2)	2,781	491,264
Avast plc	22,446	169,531
Cadence Design Systems, Inc.(2)	20,384	2,226,952
Coupa Software, Inc.(2)	1,756	538,126
Dassault Systemes SE	1,971	359,536
Descartes Systems Group, Inc. (The)(2)	1,958	110,234
DocuSign, Inc.(2)	3,285	712,287
Envestnet, Inc.(2)	7,236	587,563
Everbridge, Inc.(2)	1,262	180,214
Five9, Inc.(2)	1,076	130,002
Globant SA(2)	581	100,478
Kinaxis, Inc.(2)	418	63,475
Manhattan Associates, Inc.(2)	9,793	938,071
Microsoft Corp.	18,998	3,894,780
Model N, Inc.(2)	3,597	138,341
nCino, Inc.(2)	2,063	163,183
Netcompany Group A/S(2)	1,406	101,471

	Shares/ Principal Amount	Value
Palo Alto Networks, Inc.(2)	3,318	$849,143
Paylocity Holding Corp.(2)	392	52,214
Rapid7, Inc.(2)	1,369	81,551
RealPage, Inc.(2)	1,926	121,357
RingCentral, Inc., Class A(2)	2,682	778,504
SailPoint Technologies Holdings, Inc.(2)	2,811	88,547
salesforce.com, Inc.(2)	2,093	407,821
Sinch AB(2)	1,112	87,131
Splunk, Inc.(2)	6,360	1,334,455
TeamViewer AG(2)	1,832	99,030
Vertex, Inc., Class A(2)	185	4,359
		15,308,147
Specialty Retail — 0.6%
Advance Auto Parts, Inc.	4,621	693,797
Bilia AB, A Shares(2)	8,462	82,755
Burlington Stores, Inc.(2)	3,198	601,224
Five Below, Inc.(2)	5,048	549,778
Home Depot, Inc. (The)	4,095	1,087,182
JD Sports Fashion plc	8,977	71,616
Kingfisher plc	185,365	590,094
Lithia Motors, Inc., Class A	615	140,927
National Vision Holdings, Inc.(2)	3,647	116,667
TJX Cos., Inc. (The)	9,254	481,115
		4,415,155
Technology Hardware, Storage and Peripherals — 0.5%
Apple, Inc.	7,791	3,311,487
HP, Inc.	29,045	510,611
		3,822,098
Textiles, Apparel and Luxury Goods — 0.4%
ANTA Sports Products Ltd.	26,000	247,012
Crocs, Inc.(2)	3,211	115,403
Deckers Outdoor Corp.(2)	608	127,224
lululemon athletica, Inc.(2)	2,327	757,648
LVMH Moet Hennessy Louis Vuitton SE	935	406,239
NIKE, Inc., Class B	6,082	593,664
Pandora A/S	1,298	82,775
Puma SE(2)	4,533	352,714
VF Corp.	2,769	167,137
		2,849,816
Thrifts and Mortgage Finance — 0.1%
Capitol Federal Financial, Inc.	36,212	349,446
NMI Holdings, Inc., Class A(2)	7,977	123,803
		473,249
Trading Companies and Distributors — 0.2%
AddTech AB, B Shares	1,174	54,732
Applied Industrial Technologies, Inc.	1,963	123,905
Beijer Ref AB	2,093	81,994
Diploma plc	3,065	73,220
Electrocomponents plc	11,780	101,644
IMCD NV	262	27,167
MonotaRO Co. Ltd.	9,200	393,122

	Shares/ Principal Amount	Value
MSC Industrial Direct Co., Inc., Class A	9,331	$615,939
Seven Group Holdings Ltd.(3)	10,195	123,890
SiteOne Landscape Supply, Inc.(2)	731	93,590
Yamazen Corp.	7,100	64,481
		1,753,684
Wireless Telecommunication Services — 0.1%
Rogers Communications, Inc., Class B	12,350	504,345
TOTAL COMMON STOCKS (Cost $170,912,254)		227,263,328
U.S. TREASURY SECURITIES — 7.1%
U.S. Treasury Bonds, 1.125%, 5/15/40	$4,100,000	4,209,227
U.S. Treasury Bonds, 3.00%, 5/15/42	250,000	345,386
U.S. Treasury Bonds, 3.75%, 11/15/43	40,000	61,789
U.S. Treasury Bonds, 3.125%, 8/15/44(4)	1,350,000	1,916,420
U.S. Treasury Bonds, 3.00%, 5/15/45	100,000	139,914
U.S. Treasury Bonds, 3.00%, 11/15/45	50,000	70,223
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/25(4)	2,517,258	2,928,453
U.S. Treasury Inflation Indexed Bonds, 2.00%, 1/15/26	1,486,099	1,753,138
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27	254,368	314,570
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29	2,568,433	3,366,121
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40	427,198	664,176
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	749,159	959,054
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43	345,830	434,771
U.S. Treasury Inflation Indexed Bonds, 1.375%, 2/15/44	1,265,587	1,842,411
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45	1,328,812	1,737,713
U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47	425,008	582,507
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24	824,423	876,847
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/24	3,050,850	3,242,218
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/26	1,295,316	1,426,807
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/26	3,691,569	3,999,621
U.S. Treasury Inflation Indexed Notes, 0.875%, 1/15/29	355,520	414,835
U.S. Treasury Notes, 2.00%, 12/31/21(4)	200,000	205,285
U.S. Treasury Notes, 0.25%, 6/15/23	6,850,000	6,875,420
U.S. Treasury Notes, 0.25%, 5/31/25	7,100,000	7,115,393
U.S. Treasury Notes, 0.50%, 5/31/27	1,500,000	1,511,895
U.S. Treasury Notes, 0.50%, 6/30/27	2,000,000	2,015,547
U.S. Treasury Notes, 2.25%, 8/15/27(4)	200,000	225,871
U.S. Treasury Notes, 0.625%, 5/15/30	1,700,000	1,714,045
TOTAL U.S. TREASURY SECURITIES (Cost $46,160,610)		50,949,657
CORPORATE BONDS — 3.9%
Aerospace and Defense — 0.1%
Bombardier, Inc., 8.75%, 12/1/21(5)	25,000	25,042
Bombardier, Inc., 5.75%, 3/15/22(5)	125,000	118,250
Bombardier, Inc., 6.00%, 10/15/22(5)	30,000	27,975
Howmet Aerospace, Inc., 5.125%, 10/1/24	160,000	170,109
TransDigm, Inc., 6.375%, 6/15/26	50,000	49,134
		390,510
Airlines†
United Airlines Holdings, Inc., 5.00%, 2/1/24	140,000	117,250
Auto Components†
ZF North America Capital, Inc., 4.75%, 4/29/25(5)	110,000	116,462

		Shares/ Principal Amount	Value
Automobiles — 0.1%
Ford Motor Credit Co. LLC, 5.875%, 8/2/21		$330,000	$339,281
General Motors Co., 5.15%, 4/1/38		60,000	64,483
General Motors Financial Co., Inc., 3.20%, 7/6/21		130,000	132,149
			535,913
Banks — 0.6%
Akbank T.A.S., 5.00%, 10/24/22		70,000	68,711
Avi Funding Co. Ltd., 3.80%, 9/16/25(5)		143,000	160,568
Banco Santander SA, MTN, 2.50%, 3/18/25	EUR	100,000	124,337
Banistmo SA, 3.65%, 9/19/22		$150,000	151,277
Bank of America Corp., MTN, 2.30%, 7/25/25	GBP	100,000	139,721
Bank of America Corp., VRN, 3.42%, 12/20/28		$13,000	14,707
Bank of Montreal, MTN, 3.30%, 2/5/24		205,000	223,994
Barclays Bank plc, MTN, 6.625%, 3/30/22	EUR	50,000	64,597
BPCE SA, VRN, 2.75%, 7/8/26	EUR	100,000	120,246
CaixaBank SA, MTN, VRN, 2.75%, 7/14/28	EUR	100,000	120,927
CIT Group, Inc., 5.00%, 8/1/23		$50,000	52,437
Citigroup, Inc., VRN, 3.52%, 10/27/28		140,000	157,875
Co-Operative Bank plc (The), 4.75%, 11/11/21 (Secured)	GBP	100,000	136,705
Cooperatieve Rabobank UA, VRN, 2.50%, 5/26/26	EUR	100,000	119,322
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	50,000	77,797
European Financial Stability Facility, MTN, 2.125%, 2/19/24	EUR	93,000	120,007
European Financial Stability Facility, MTN, 0.40%, 5/31/26	EUR	200,000	247,995
European Investment Bank, MTN, 2.25%, 10/14/22	EUR	130,000	162,985
Fifth Third BanCorp., 4.30%, 1/16/24		$40,000	44,305
ING Groep NV, MTN, 2.125%, 1/10/26	EUR	200,000	260,224
Intercorp Financial Services, Inc., 4.125%, 10/19/27(5)		$170,000	172,975
Kreditanstalt fuer Wiederaufbau, 4.625%, 1/4/23	EUR	75,000	99,672
Lloyds Bank plc, MTN, 7.625%, 4/22/25	GBP	20,000	33,080
Natwest Group plc, 6.125%, 12/15/22		$55,000	60,276
Royal Bank of Canada, MTN, VRN, 0.48%, (3-month LIBOR plus 0.24%), 10/26/20		1,000,000	1,000,573
Wells Fargo & Co., 4.125%, 8/15/23		100,000	109,367
Woori Bank, MTN, 4.75%, 4/30/24		86,000	94,767
			4,139,447
Beverages†
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46		130,000	167,243
Biotechnology — 0.1%
AbbVie, Inc., 3.25%, 10/1/22(5)		88,000	92,301
AbbVie, Inc., 3.85%, 6/15/24(5)		100,000	110,873
AbbVie, Inc., 3.60%, 5/14/25		20,000	22,407
AbbVie, Inc., 4.55%, 3/15/35(5)		40,000	51,120
AbbVie, Inc., 4.40%, 11/6/42		80,000	101,627
Gilead Sciences, Inc., 3.65%, 3/1/26		230,000	265,369
			643,697
Capital Markets — 0.1%
Credit Suisse Group AG, VRN, 2.125%, 9/12/25	GBP	100,000	134,873
Goldman Sachs Group, Inc. (The), 5.50%, 10/12/21	GBP	50,000	68,788
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26		$195,000	217,699
MDGH - GMTN B.V., 3.25%, 4/28/22(5)		57,000	59,299
Morgan Stanley, MTN, 3.70%, 10/23/24		270,000	301,795

	Shares/ Principal Amount	Value
Morgan Stanley, MTN, VRN, 2.70%, 1/22/31	$150,000	$163,644
SURA Asset Management SA, 4.375%, 4/11/27	55,000	59,376
		1,005,474
Chemicals — 0.1%
CF Industries, Inc., 3.45%, 6/1/23	95,000	99,792
Element Solutions, Inc., 5.875%, 12/1/25(5)	80,000	82,849
Equate Petrochemical BV, 4.25%, 11/3/26(5)	46,000	49,518
Huntsman International LLC, 5.125%, 11/15/22	85,000	90,848
Olin Corp., 5.125%, 9/15/27	70,000	68,103
Tronox Finance plc, 5.75%, 10/1/25(5)	30,000	29,809
		420,919
Commercial Services and Supplies†
ADT Security Corp. (The), 6.25%, 10/15/21	100,000	105,227
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(5)	60,000	60,324
Republic Services, Inc., 3.55%, 6/1/22	100,000	104,995
RR Donnelley & Sons Co., 6.00%, 4/1/24	90,000	83,578
		354,124
Communications Equipment†
CommScope Technologies LLC, 6.00%, 6/15/25(5)	85,000	86,968
CommScope, Inc., 5.50%, 3/1/24(5)	74,000	76,951
		163,919
Construction Materials†
Cemex SAB de CV, 6.125%, 5/5/25	115,000	117,456
Consumer Finance — 0.1%
Ally Financial, Inc., 8.00%, 11/1/31	70,000	96,994
Capital One Financial Corp., 3.80%, 1/31/28	180,000	203,165
Navient Corp., 5.00%, 10/26/20	65,000	65,588
Navient Corp., 5.50%, 1/25/23	220,000	226,188
Park Aerospace Holdings Ltd., 5.25%, 8/15/22(5)	90,000	86,759
		678,694
Containers and Packaging — 0.1%
Ball Corp., 5.25%, 7/1/25	35,000	39,973
Berry Global, Inc., 5.125%, 7/15/23	51,000	51,765
Mauser Packaging Solutions Holding Co., 5.50%, 4/15/24(5)	40,000	40,842
Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23(5)	40,000	42,332
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(5)	100,000	101,655
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.00%, 7/15/24(5)	200,000	204,000
Sealed Air Corp., 5.125%, 12/1/24(5)	105,000	115,828
		596,395
Diversified Financial Services — 0.1%
Fiore Capital LLC, VRDN, 0.45%, 8/7/20 (LOC: Wells Fargo Bank N.A.)	450,000	450,000
Voya Financial, Inc., VRN, 5.65%, 5/15/53	75,000	78,057
		528,057
Diversified Telecommunication Services — 0.2%
Altice France SA, 7.375%, 5/1/26(5)	140,000	149,478
AT&T, Inc., 1.65%, 2/1/28(6)	51,000	52,021
AT&T, Inc., 4.10%, 2/15/28	30,000	35,166
AT&T, Inc., 5.15%, 11/15/46	49,000	63,335
CenturyLink, Inc., 5.80%, 3/15/22	90,000	94,925

	Shares/ Principal Amount	Value
Hughes Satellite Systems Corp., 5.25%, 8/1/26	$100,000	$110,144
Level 3 Financing, Inc., 5.375%, 5/1/25	55,000	56,925
Ooredoo International Finance Ltd., 3.75%, 6/22/26(5)	86,000	96,186
Telefonica Emisiones SA, 5.46%, 2/16/21	10,000	10,267
Turk Telekomunikasyon AS, 4.875%, 6/19/24(5)	115,000	112,841
Verizon Communications, Inc., 3.15%, 3/22/30	89,000	102,368
Verizon Communications, Inc., 4.40%, 11/1/34	210,000	271,206
		1,154,862
Electric Utilities — 0.1%
Berkshire Hathaway Energy Co., 3.50%, 2/1/25	50,000	55,720
Berkshire Hathaway Energy Co., 3.80%, 7/15/48	40,000	50,977
Duke Energy Florida LLC, 6.35%, 9/15/37	51,000	80,954
Duke Energy Florida LLC, 3.85%, 11/15/42	40,000	50,559
Duke Energy Progress LLC, 4.15%, 12/1/44	40,000	53,236
Exelon Corp., 4.45%, 4/15/46	20,000	26,015
Exelon Generation Co. LLC, 4.25%, 6/15/22	40,000	42,430
FirstEnergy Corp., 4.85%, 7/15/47	20,000	24,757
Florida Power & Light Co., 3.95%, 3/1/48	30,000	41,309
Greenko Investment Co., 4.875%, 8/16/23(5)	57,000	57,207
Israel Electric Corp. Ltd., 6.875%, 6/21/23(5)	57,000	65,432
MidAmerican Energy Co., 4.40%, 10/15/44	60,000	81,674
NRG Energy, Inc., 7.25%, 5/15/26	75,000	81,062
Progress Energy, Inc., 3.15%, 4/1/22	40,000	41,562
Southern Co. Gas Capital Corp., 3.95%, 10/1/46	20,000	24,307
Talen Energy Supply LLC, 6.50%, 6/1/25	95,000	63,996
Xcel Energy, Inc., 3.35%, 12/1/26	30,000	34,305
		875,502
Energy Equipment and Services†
Precision Drilling Corp., 5.25%, 11/15/24	105,000	74,145
Entertainment†
Cinemark USA, Inc., 5.125%, 12/15/22	55,000	48,043
Equity Real Estate Investment Trusts (REITs) — 0.1%
Equinix, Inc., 5.375%, 5/15/27	90,000	99,239
Essex Portfolio LP, 3.25%, 5/1/23	20,000	21,088
GLP Capital LP / GLP Financing II, Inc., 5.375%, 11/1/23	70,000	75,097
Iron Mountain, Inc., 4.875%, 9/15/27(5)	100,000	104,166
Kilroy Realty LP, 3.80%, 1/15/23	60,000	62,234
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24	90,000	97,884
		459,708
Food and Staples Retailing†
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 6.625%, 6/15/24	150,000	156,240
Kroger Co. (The), 3.875%, 10/15/46	30,000	36,241
Walmart, Inc., 2.55%, 4/11/23	4,000	4,218
		196,699
Food Products — 0.1%
B&G Foods, Inc., 5.25%, 4/1/25	80,000	83,690
JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 7/15/24(5)	30,000	30,666
JBS USA LUX SA / JBS USA Finance, Inc., 5.75%, 6/15/25(5)	80,000	82,300
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(5)	90,000	94,510

	Shares/ Principal Amount	Value
MHP SE, 7.75%, 5/10/24(5)	$71,000	$74,858
Minerva Luxembourg SA, 5.875%, 1/19/28(5)	40,000	41,800
Pilgrim's Pride Corp., 5.75%, 3/15/25(5)	280,000	287,350
Post Holdings, Inc., 5.00%, 8/15/26(5)	200,000	209,939
		905,113
Gas Utilities†
Perusahaan Gas Negara Tbk PT, 5.125%, 5/16/24	114,000	124,533
Health Care Equipment and Supplies†
Medtronic, Inc., 4.375%, 3/15/35	36,000	48,915
Health Care Providers and Services — 0.2%
Acadia Healthcare Co., Inc., 5.625%, 2/15/23	70,000	71,283
Aetna, Inc., 2.75%, 11/15/22	60,000	62,603
CHS / Community Health Systems, Inc., 6.25%, 3/31/23	100,000	100,875
CHS / Community Health Systems, Inc., 8.125%, 6/30/24(5)	55,000	35,029
CHS / Community Health Systems, Inc., 8.00%, 12/15/27(5)	17,000	17,138
CHS / Community Health Systems, Inc., 6.875%, 4/1/28(5)	42,000	15,094
CHS / Community Health Systems, Inc., VRN, 9.875%, 6/30/23(5)	150,000	119,047
CVS Health Corp., 4.30%, 3/25/28	120,000	142,650
CVS Health Corp., 4.78%, 3/25/38	40,000	51,480
HCA, Inc., 4.50%, 2/15/27	70,000	80,676
Team Health Holdings, Inc., 6.375%, 2/1/25(5)	45,000	26,325
Tenet Healthcare Corp., 6.75%, 6/15/23	50,000	52,800
Tenet Healthcare Corp., 5.125%, 5/1/25	150,000	154,496
UnitedHealth Group, Inc., 2.875%, 3/15/22	80,000	82,786
UnitedHealth Group, Inc., 3.75%, 7/15/25	80,000	92,063
UnitedHealth Group, Inc., 4.75%, 7/15/45	50,000	72,015
		1,176,360
Hotels, Restaurants and Leisure — 0.2%
1011778 BC ULC / New Red Finance, Inc., 5.00%, 10/15/25(5)	130,000	133,680
Boyd Gaming Corp., 6.375%, 4/1/26	75,000	76,792
Golden Nugget, Inc., 6.75%, 10/15/24(5)	140,000	98,175
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 4.625%, 4/1/25	90,000	91,791
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 5.25%, 6/1/26(5)	45,000	47,378
McDonald's Corp., MTN, 4.70%, 12/9/35	20,000	26,348
MGM Resorts International, 6.00%, 3/15/23	135,000	141,427
MGM Resorts International, 4.625%, 9/1/26	39,000	37,863
Penn National Gaming, Inc., 5.625%, 1/15/27(5)	175,000	172,939
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25(5)	235,000	221,487
Yum! Brands, Inc., 3.75%, 11/1/21	50,000	51,056
		1,098,936
Household Durables — 0.1%
Meritage Homes Corp., 5.125%, 6/6/27	190,000	203,976
PulteGroup, Inc., 5.50%, 3/1/26	100,000	115,820
Taylor Morrison Communities, Inc., 5.875%, 1/31/25(5)	26,000	26,902
Toll Brothers Finance Corp., 4.35%, 2/15/28	50,000	54,303
		401,001
Household Products†
Spectrum Brands, Inc., 5.75%, 7/15/25	40,000	41,300

		Shares/ Principal Amount	Value
Independent Power and Renewable Electricity Producers†
Listrindo Capital BV, 4.95%, 9/14/26		$57,000	$59,138
Insurance — 0.1%
Allianz SE, MTN, VRN, 4.75%, 10/24/23	EUR	100,000	131,320
American International Group, Inc., 4.50%, 7/16/44		$40,000	49,492
AXA SA, 7.125%, 12/15/20	GBP	20,000	26,723
Genworth Holdings, Inc., 7.625%, 9/24/21		$35,000	35,186
Hartford Financial Services Group, Inc. (The), 3.60%, 8/19/49		29,000	34,018
Markel Corp., 4.90%, 7/1/22		70,000	75,346
WR Berkley Corp., 4.625%, 3/15/22		40,000	42,080
			394,165
Interactive Media and Services†
Rackspace Hosting, Inc., 8.625%, 11/15/24(5)		90,000	94,090
Tencent Holdings Ltd., 3.80%, 2/11/25(5)		86,000	95,451
			189,541
Internet and Direct Marketing Retail†
Alibaba Group Holding Ltd., 2.80%, 6/6/23		200,000	212,908
IT Services†
CDW LLC / CDW Finance Corp., 5.50%, 12/1/24		90,000	101,241
Media — 0.3%
CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 2/15/26(5)		150,000	156,937
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/27(5)		60,000	63,736
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25		70,000	81,204
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45		50,000	70,480
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.80%, 3/1/50		100,000	120,834
Comcast Corp., 2.80%, 1/15/51		80,000	87,278
CSC Holdings LLC, 5.875%, 9/15/22		125,000	134,341
CSC Holdings LLC, 6.625%, 10/15/25(5)		100,000	104,750
CSC Holdings LLC, 5.50%, 5/15/26(5)		50,000	52,500
DISH DBS Corp., 6.75%, 6/1/21		100,000	103,475
DISH DBS Corp., 5.00%, 3/15/23		130,000	135,695
Gray Television, Inc., 5.125%, 10/15/24(5)		100,000	102,990
Gray Television, Inc., 5.875%, 7/15/26(5)		175,000	181,408
Nexstar Broadcasting, Inc., 5.625%, 8/1/24(5)		140,000	144,215
Sinclair Television Group, Inc., 5.625%, 8/1/24(5)		120,000	121,663
TEGNA, Inc., 5.50%, 9/15/24(5)		130,000	133,231
Videotron Ltd., 5.00%, 7/15/22		75,000	78,796
Ziggo BV, 5.50%, 1/15/27(5)		150,000	158,723
			2,032,256
Metals and Mining — 0.1%
Alcoa Nederland Holding BV, 6.75%, 9/30/24(5)		75,000	78,429
Cleveland-Cliffs, Inc., 5.75%, 3/1/25		220,000	190,437
First Quantum Minerals Ltd., 7.25%, 5/15/22(5)		90,000	89,975
First Quantum Minerals Ltd., 7.25%, 4/1/23		50,000	50,299
First Quantum Minerals Ltd., 6.50%, 3/1/24(5)		140,000	137,594
Freeport-McMoRan, Inc., 5.40%, 11/14/34		215,000	241,962
Nexa Resources SA, 5.375%, 5/4/27		128,000	133,160

	Shares/ Principal Amount	Value
Teck Resources Ltd., 6.25%, 7/15/41	$40,000	$44,825
Vedanta Resources Ltd., 6.125%, 8/9/24(5)	121,000	79,619
		1,046,300
Multi-Utilities — 0.1%
Abu Dhabi National Energy Co. PJSC, 5.875%, 12/13/21(5)	114,000	121,821
Abu Dhabi National Energy Co. PJSC, 3.625%, 1/12/23(5)	86,000	91,426
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	40,000	49,633
Dominion Energy, Inc., 4.90%, 8/1/41	30,000	40,646
NiSource, Inc., 5.65%, 2/1/45	40,000	58,833
Sempra Energy, 2.875%, 10/1/22	70,000	72,787
Sempra Energy, 3.25%, 6/15/27	50,000	56,459
Sempra Energy, 4.00%, 2/1/48	30,000	36,721
		528,326
Oil, Gas and Consumable Fuels — 0.5%
Antero Resources Corp., 5.625%, 6/1/23	35,000	25,163
Callon Petroleum Co., 6.25%, 4/15/23	70,000	22,968
Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/25	90,000	102,744
Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/27	190,000	215,083
CNOOC Finance 2013 Ltd., 3.00%, 5/9/23	143,000	150,397
CNX Resources Corp., 5.875%, 4/15/22	66,000	65,546
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 4/1/25	90,000	86,120
Ecopetrol SA, 5.875%, 5/28/45	185,000	212,084
Enbridge, Inc., 4.00%, 10/1/23	40,000	43,539
Energy Transfer Operating LP, 3.60%, 2/1/23	12,000	12,344
Enterprise Products Operating LLC, 4.85%, 3/15/44	130,000	157,662
Gazprom PJSC Via Gaz Capital SA, 6.51%, 3/7/22(5)	79,000	84,860
Gazprom PJSC Via Gaz Capital SA, 7.29%, 8/16/37(5)	79,000	114,080
Genesis Energy LP / Genesis Energy Finance Corp., 5.625%, 6/15/24	30,000	27,822
Gulfport Energy Corp., 6.00%, 10/15/24	75,000	39,506
Gulfport Energy Corp., 6.375%, 5/15/25	95,000	45,946
Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 10/1/25(5)	40,000	38,071
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	90,000	119,024
MEG Energy Corp., 7.00%, 3/31/24(5)	60,000	57,306
MEG Energy Corp., 6.50%, 1/15/25(5)	62,000	60,963
MPLX LP, 6.25%, 10/15/22	22,000	22,219
MPLX LP, 4.875%, 6/1/25	140,000	158,784
MPLX LP, 4.50%, 4/15/38	20,000	21,327
MPLX LP, 5.20%, 3/1/47	10,000	11,302
NuStar Logistics LP, 4.75%, 2/1/22	40,000	39,941
Oasis Petroleum, Inc., 6.875%, 3/15/22	175,000	32,983
Ovintiv, Inc., 6.50%, 2/1/38	30,000	26,563
Parsley Energy LLC / Parsley Finance Corp., 5.375%, 1/15/25(5)	160,000	165,250
Petrobras Global Finance BV, 5.75%, 2/1/29	220,000	237,996
Petroleos Mexicanos, 4.875%, 1/24/22	20,000	20,145
Petroleos Mexicanos, 3.50%, 1/30/23	30,000	29,074
Petroleos Mexicanos, 6.50%, 3/13/27	80,000	76,318
Petroleos Mexicanos, 5.50%, 6/27/44	60,000	46,334
QEP Resources, Inc., 5.375%, 10/1/22	150,000	120,527
SM Energy Co., 5.00%, 1/15/24	70,000	38,755

	Shares/ Principal Amount	Value
Southwestern Energy Co., 6.45%, 1/23/25	$150,000	$139,015
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	150,000	151,516
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.125%, 2/1/25	94,000	95,703
Williams Cos., Inc. (The), 4.55%, 6/24/24	130,000	144,737
		3,259,717
Personal Products†
Avon Products, Inc., 7.00%, 3/15/23	45,000	46,192
Pharmaceuticals — 0.1%
Bausch Health Cos., Inc., 5.50%, 3/1/23(5)	47,000	47,171
Bausch Health Cos., Inc., 7.00%, 3/15/24(5)	50,000	52,299
Bausch Health Cos., Inc., 6.125%, 4/15/25(5)	120,000	124,020
Bristol-Myers Squibb Co., 3.25%, 8/15/22	50,000	52,905
Bristol-Myers Squibb Co., 3.625%, 5/15/24	150,000	166,244
		442,639
Road and Rail — 0.1%
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	30,000	42,308
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	12,000	16,387
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	80,000	106,731
United Rentals North America, Inc., 5.50%, 7/15/25	200,000	205,820
United Rentals North America, Inc., 5.50%, 5/15/27	50,000	53,906
		425,152
Semiconductors and Semiconductor Equipment†
NXP BV / NXP Funding LLC, 3.875%, 9/1/22(5)	75,000	79,471
Software†
Oracle Corp., 3.625%, 7/15/23	90,000	98,430
Oracle Corp., 2.65%, 7/15/26	50,000	55,145
		153,575
Specialty Retail — 0.1%
Home Depot, Inc. (The), 3.35%, 4/15/50	50,000	61,182
L Brands, Inc., 5.625%, 2/15/22	140,000	142,901
PetSmart, Inc., 5.875%, 6/1/25(5)	60,000	61,650
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.50%, 6/1/24	110,000	112,400
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.75%, 3/1/25	135,000	138,107
		516,240
Technology Hardware, Storage and Peripherals†
Dell International LLC / EMC Corp., 7.125%, 6/15/24(5)	195,000	202,646
Western Digital Corp., 4.75%, 2/15/26	80,000	87,100
		289,746
Textiles, Apparel and Luxury Goods†
Hanesbrands, Inc., 4.625%, 5/15/24(5)	90,000	95,427
Trading Companies and Distributors†
Beacon Roofing Supply, Inc., 4.875%, 11/1/25(5)	100,000	98,069
Transportation Infrastructure†
Rumo Luxembourg Sarl, 7.375%, 2/9/24	100,000	105,610
Wireless Telecommunication Services — 0.1%
C&W Senior Financing DAC, 6.875%, 9/15/27(5)	130,000	139,278
Millicom International Cellular SA, 5.125%, 1/15/28(5)	143,000	150,141
Sprint Corp., 7.25%, 9/15/21	80,000	84,700

		Shares/ Principal Amount	Value
Sprint Corp., 7.875%, 9/15/23		$70,000	$81,375
Sprint Corp., 7.125%, 6/15/24		315,000	367,892
T-Mobile USA, Inc., 6.375%, 3/1/25		130,000	133,580
T-Mobile USA, Inc., 6.50%, 1/15/26		100,000	105,540
			1,062,506
TOTAL CORPORATE BONDS (Cost $26,864,730)			27,718,896
SOVEREIGN GOVERNMENTS AND AGENCIES — 1.3%
Australia — 0.1%
Australia Government Bond, 2.75%, 4/21/24	AUD	305,000	237,634
Australia Government Bond, 3.00%, 3/21/47	AUD	420,000	386,672
New South Wales Treasury Corp., 3.00%, 3/20/28	AUD	110,000	89,835
			714,141
Austria†
Republic of Austria Government Bond, 3.40%, 11/22/22(5)	EUR	69,000	88,941
Republic of Austria Government Bond, 0.75%, 10/20/26(5)	EUR	41,000	52,244
Republic of Austria Government Bond, 4.15%, 3/15/37(5)	EUR	29,000	58,063
			199,248
Belgium†
Kingdom of Belgium Government Bond, 4.25%, 3/28/41(5)	EUR	27,000	56,892
Canada — 0.1%
Province of British Columbia Canada, 3.25%, 12/18/21	CAD	179,000	139,097
Province of British Columbia Canada, 2.85%, 6/18/25	CAD	201,000	165,631
Province of Quebec Canada, 3.00%, 9/1/23	CAD	215,000	172,862
Province of Quebec Canada, 5.75%, 12/1/36	CAD	108,000	128,616
Province of Quebec Canada, 3.50%, 12/1/48	CAD	20,000	20,504
			626,710
China — 0.1%
China Government Bond, 3.25%, 6/6/26	CNY	400,000	58,333
China Government Bond, 3.29%, 5/23/29	CNY	300,000	43,768
China Government Bond, 3.39%, 3/16/50	CNY	5,090,000	689,413
			791,514
Colombia†
Colombia Government International Bond, 4.375%, 7/12/21		$100,000	103,128
Czech Republic†
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	610,000	30,107
Denmark†
Denmark Government Bond, 0.50%, 11/15/27	DKK	245,000	41,576
Denmark Government Bond, 4.50%, 11/15/39	DKK	62,000	18,669
			60,245
Finland — 0.2%
Finland Government Bond, 4.00%, 7/4/25(5)	EUR	58,000	84,219
Finland Government Bond, 0.125%, 4/15/36(5)	EUR	1,000,000	1,214,009
			1,298,228
Indonesia†
Indonesia Treasury Bond, 8.375%, 9/15/26	IDR	2,000,000,000	151,026
Ireland†
Ireland Government Bond, 3.40%, 3/18/24	EUR	74,000	99,752
Italy — 0.1%
Italy Buoni Poliennali Del Tesoro, 1.50%, 6/1/25	EUR	35,000	43,247
Italy Buoni Poliennali Del Tesoro, 2.00%, 12/1/25	EUR	223,000	283,030
			326,277

		Shares/ Principal Amount	Value
Japan — 0.4%
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	60,800,000	$769,861
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	29,700,000	371,935
Japan Government Thirty Year Bond, 1.40%, 12/20/45	JPY	21,750,000	251,432
Japan Government Twenty Year Bond, 2.10%, 12/20/26	JPY	131,900,000	1,423,644
			2,816,872
Malaysia†
Malaysia Government Bond, 3.96%, 9/15/25	MYR	250,000	64,182
Mexico — 0.1%
Mexican Bonos, 6.50%, 6/9/22	MXN	2,290,000	106,429
Mexico Government International Bond, 4.15%, 3/28/27		$200,000	220,375
			326,804
Namibia — 0.1%
Namibia International Bonds, 5.25%, 10/29/25		$200,000	201,623
Netherlands — 0.1%
Netherlands Government Bond, 0.00%, 1/15/22(5)(7)	EUR	65,000	77,295
Netherlands Government Bond, 0.50%, 7/15/26(5)	EUR	100,000	125,651
Netherlands Government Bond, 2.75%, 1/15/47(5)	EUR	27,000	55,982
			258,928
Norway†
Norway Government Bond, 2.00%, 5/24/23(5)	NOK	85,000	9,827
Norway Government Bond, 1.75%, 2/17/27(5)	NOK	510,000	61,062
			70,889
Peru†
Peruvian Government International Bond, 5.625%, 11/18/50		$60,000	102,558
Poland†
Republic of Poland Government Bond, 4.00%, 10/25/23	PLN	215,000	64,288
Republic of Poland Government International Bond, 5.125%, 4/21/21		$70,000	72,585
			136,873
Russia†
Russian Federal Bond - OFZ, 7.05%, 1/19/28	RUB	1,400,000	20,554
Singapore†
Singapore Government Bond, 3.125%, 9/1/22	SGD	90,000	69,383
Switzerland†
Swiss Confederation Government Bond, 1.25%, 5/28/26	CHF	147,000	179,162
Swiss Confederation Government Bond, 2.50%, 3/8/36	CHF	3,000	4,802
			183,964
Thailand†
Thailand Government Bond, 3.625%, 6/16/23	THB	1,150,000	40,113
Thailand Government Bond, 3.85%, 12/12/25	THB	3,200,000	118,832
			158,945
Turkey†
Turkey Government International Bond, 6.875%, 3/17/36		$200,000	185,762
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45		$30,000	37,312
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $8,281,925)			9,091,917
COLLATERALIZED LOAN OBLIGATIONS — 1.0%
Ares XLI CLO Ltd., Series 2016-41A, Class AR, VRN, 1.48%, (3-month LIBOR plus 1.20%), 1/15/29(5)		400,000	396,385

	Shares/ Principal Amount	Value
Ares XXXIIR CLO Ltd., Series 2014-32RA, Class A2A, VRN, 1.94%, (3-month LIBOR plus 1.55%), 5/15/30(5)	$300,000	$291,739
Bean Creek CLO Ltd., Series 2015-1A, Class AR, VRN, 1.29%, (3-month LIBOR plus 1.02%), 4/20/31(5)	600,000	585,347
Bean Creek CLO Ltd., Series 2015-1A, Class BR, VRN, 1.72%, (3-month LIBOR plus 1.45%), 4/20/31(5)	200,000	191,655
CBAM Ltd., Series 2018-5A, Class B1, VRN, 1.67%, (3-month LIBOR plus 1.40%), 4/17/31(5)	325,000	310,670
CBAM Ltd., Series 2019-10A, Class A1A, VRN, 1.69%, (3-month LIBOR plus 1.42%), 4/20/32(5)	300,000	298,876
CIFC Funding Ltd., Series 2015-4A, Class A1R, VRN, 1.42%, (3-month LIBOR plus 1.15%), 10/20/27(5)	250,000	248,490
Deer Creek CLO Ltd., Series 2017-1A, Class A, VRN, 1.45%, (3-month LIBOR plus 1.18%), 10/20/30(5)	225,000	222,561
Dryden 49 Senior Loan Fund, Series 2017-49A, Class A, VRN, 1.48%, (3-month LIBOR plus 1.21%), 7/18/30(5)	250,000	247,910
Dryden 50 Senior Loan Fund, Series 2017-50A, Class A1, VRN, 1.50%, (3-month LIBOR plus 1.22%), 7/15/30(5)	250,000	247,940
Elmwood CLO IV Ltd., Series 2020-1A, Class C, VRN, 3.23%, (3-month LIBOR plus 2.05%), 4/15/33(5)	200,000	189,934
Goldentree Loan Management US CLO 5 Ltd., Series 2019-5A, Class A, VRN, 1.57%, (3-month LIBOR plus 1.30%), 10/20/32(5)	400,000	396,817
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, VRN, 1.39%, (3-month LIBOR plus 1.12%), 7/20/31(5)	400,000	394,239
KKR CLO Ltd., Series 2018, Class A, VRN, 1.54%, (3-month LIBOR plus 1.27%), 7/18/30(5)	350,000	343,800
KKR CLO Ltd., Series 2022A, Class A, VRN, 1.42%, (3-month LIBOR plus 1.15%), 7/20/31(5)	400,000	393,591
KKR CLO Ltd., Series 2022A, Class B, VRN, 1.87%, (3-month LIBOR plus 1.60%), 7/20/31(5)	200,000	194,257
Madison Park Funding XXII Ltd., Series 2016-22A, Class BR, VRN, 1.875%, (3-month LIBOR plus 1.60%), 1/15/33(5)	500,000	483,666
Madison Park Funding XXXI Ltd., Series 2018-31A, Class B, VRN, 1.96%, (3-month LIBOR plus 1.70%), 1/23/31(5)	500,000	492,262
Magnetite VIII Ltd., Series 2014-8A, Class BR2, VRN, 1.78%, (3-month LIBOR plus 1.50%), 4/15/31(5)	300,000	291,328
Octagon Investment Partners 47 Ltd., Series 2020-1A, Class A1, VRN, 2.10%, (3-month LIBOR plus 1.85%), 4/20/31(5)	150,000	150,463
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class B, VRN, 2.02%, (3-month LIBOR plus 1.75%), 4/18/31(5)	25,000	24,237
Symphony CLO XXII Ltd., Series 2020-22A, Class B, VRN, 3.01%, (3-month LIBOR plus 1.70%), 4/18/33(5)	500,000	486,043
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $6,969,693)		6,882,210
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.8%
Private Sponsor Collateralized Mortgage Obligations — 0.3%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	9,050	9,476
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 3.69%, 3/25/35	14,776	14,716
Banc of America Mortgage Trust, Series 2004-E, Class 2A6 SEQ, VRN, 3.60%, 6/25/34	49,306	47,678
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 3.93%, 11/25/34	16,806	16,218
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 2.78%, 8/25/34	12,691	12,107
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 3.08%, 8/25/34	41,295	40,344

	Shares/ Principal Amount	Value
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 3.72%, 8/25/35	$13,188	$13,571
Connecticut Avenue Securities Trust, Series 2020-SBT1, Class 2M2, VRN, 3.82%, (1-month LIBOR plus 3.65%), 2/25/40(5)	150,000	141,856
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates, Series 2005-3, Class 1A1, VRN, 5.52%, 7/25/35	59,074	63,660
Credit Suisse Mortgage Trust, Series 2017-HL2, Class A3 SEQ, VRN, 3.50%, 10/25/47(5)	77,556	79,500
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 3.57%, 10/25/34	34,082	33,637
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 3.32%, 8/25/35	12,905	13,155
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 2.80%, 6/25/34	16,859	16,341
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 3.79%, 5/25/34	35,484	34,167
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 3.96%, 1/25/35	32,554	31,928
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 3.99%, 9/25/35	43,318	43,482
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 3.71%, 9/25/35	13,212	13,089
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 3.04%, 7/25/35	11,115	11,306
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 3.27%, 7/25/35	9,011	8,824
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 3.89%, 4/25/35	20,222	20,066
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 3/25/43(5)	34,507	34,920
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 3.59%, 11/21/34	65,435	66,004
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 3.15%, 11/25/35	32,151	30,966
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 3.78%, 2/25/35	23,099	23,405
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 3.78%, 2/25/35	9,240	9,393
New Residential Mortgage Loan Trust, Series 2017-2A, Class A3, VRN, 4.00%, 3/25/57(5)	361,931	393,040
New Residential Mortgage Loan Trust, Series 2017-5A, Class A1, VRN, 1.67%, (1-month LIBOR plus 1.50%), 6/25/57(5)	214,999	214,501
Sequoia Mortgage Trust, Series 2018-2, Class A4 SEQ, VRN, 3.50%, 2/25/48(5)	96,043	97,371
Sequoia Mortgage Trust, Series 2018-CH2, Class A12 SEQ, VRN, 4.00%, 6/25/48(5)	137,630	138,535
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 11/25/46(5)	48,640	49,896
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.96%, 7/25/34	20,051	19,835
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 0.91%, (1-month LIBOR plus 0.74%), 9/25/34	35,009	33,120
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	19,107	19,837
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 3.61%, 3/25/35	69,477	67,761
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 3.07%, 8/25/35	37,928	36,407

	Shares/ Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 4.11%, 5/25/35	$36,843	$36,659
		1,936,771
U.S. Government Agency Collateralized Mortgage Obligations — 0.5%
FHLMC, Series 2013-DN2, Class M2, VRN, 4.42%, (1-month LIBOR plus 4.25%), 11/25/23	211,001	159,679
FHLMC, Series 2014-DN2, Class M3, VRN, 3.77%, (1-month LIBOR plus 3.60%), 4/25/24	192,418	159,348
FHLMC, Series 2014-HQ2, Class M3, VRN, 3.92%, (1-month LIBOR plus 3.75%), 9/25/24	580,000	587,468
FHLMC, Series 2016-DNA3, Class M3, VRN, 5.17%, (1-month LIBOR plus 5.00%), 12/25/28	324,306	337,175
FHLMC, Series 2016-HQA3, Class M2, VRN, 1.52%, (1-month LIBOR plus 1.35%), 3/25/29	6,712	6,706
FHLMC, Series 2016-HQA4, Class M3, VRN, 4.07%, (1-month LIBOR plus 3.90%), 4/25/29	737,000	756,299
FNMA, Series 2014-C02, Class 1M2, VRN, 2.77%, (1-month LIBOR plus 2.60%), 5/25/24	167,531	126,876
FNMA, Series 2014-C02, Class 2M2, VRN, 2.77%, (1-month LIBOR plus 2.60%), 5/25/24	384,012	331,162
FNMA, Series 2015-C03, Class 1M2, VRN, 5.17%, (1-month LIBOR plus 5.00%), 7/25/25	454,867	463,552
FNMA, Series 2015-C04, Class 1M2, VRN, 5.87%, (1-month LIBOR plus 5.70%), 4/25/28	141,329	148,635
FNMA, Series 2016-C03, Class 2M2, VRN, 6.07%, (1-month LIBOR plus 5.90%), 10/25/28	84,666	86,997
FNMA, Series 2017-C03, Class 1M2, VRN, 3.17%, (1-month LIBOR plus 3.00%), 10/25/29	75,000	75,024
FNMA, Series 2017-C06, Class 2M2, VRN, 2.97%, (1-month LIBOR plus 2.80%), 2/25/30	68,337	67,193
FNMA, Series 2017-C07, Class 1M2, VRN, 2.57%, (1-month LIBOR plus 2.40%), 5/25/30	542,602	529,558
		3,835,672
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $5,752,539)		5,772,443
COMMERCIAL PAPER(8) — 0.6%
Crown Point Capital Co. LLC, 1.24%, 8/14/20(5)	500,000	499,974
Crown Point Capital Co. LLC, 0.32%, 10/22/20(5)	1,100,000	1,099,442
Crown Point Capital Co. LLC, 0.27%, 11/5/20(5)	500,000	499,690
LMA-Americas LLC, 0.28%, 10/26/20 (LOC: Credit Agricole Corporate and Investment Bank)(5)	250,000	249,865
Societe Generale SA, 0.23%, 8/13/20(5)	1,000,000	999,965
Societe Generale SA, 0.71%, 8/24/20(5)	500,000	499,966
Toyota Motor Credit Corp., 1.53%, 8/13/20(5)	700,000	699,976
TOTAL COMMERCIAL PAPER (Cost $4,547,802)		4,548,878
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 0.5%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.1%
FHLMC, VRN, 3.67%, (12-month LIBOR plus 1.87%), 7/1/36	17,411	18,450
FHLMC, VRN, 4.18%, (1-year H15T1Y plus 2.14%), 10/1/36	23,522	24,598
FHLMC, VRN, 3.88%, (1-year H15T1Y plus 2.25%), 4/1/37	31,106	32,651
FHLMC, VRN, 3.89%, (12-month LIBOR plus 1.79%), 9/1/40	15,904	16,590
FHLMC, VRN, 3.65%, (12-month LIBOR plus 1.88%), 5/1/41	8,411	8,886
FHLMC, VRN, 3.75%, (12-month LIBOR plus 1.86%), 7/1/41	22,166	23,372
FHLMC, VRN, 3.64%, (12-month LIBOR plus 1.64%), 2/1/43	6,455	6,645
FHLMC, VRN, 2.50%, (12-month LIBOR plus 1.62%), 6/1/43	128	128

	Shares/ Principal Amount	Value
FHLMC, VRN, 2.83%, (12-month LIBOR plus 1.65%), 6/1/43	$2,668	$2,692
FNMA, VRN, 2.47%, (6-month LIBOR plus 1.57%), 6/1/35	22,623	23,343
FNMA, VRN, 2.57%, (6-month LIBOR plus 1.57%), 6/1/35	32,405	33,428
FNMA, VRN, 3.21%, (6-month LIBOR plus 1.54%), 9/1/35	8,429	8,692
FNMA, VRN, 4.02%, (1-year H15T1Y plus 2.16%), 3/1/38	26,682	27,877
FNMA, VRN, 3.69%, (12-month LIBOR plus 1.69%), 1/1/40	4,774	4,993
FNMA, VRN, 3.89%, (12-month LIBOR plus 1.84%), 3/1/40	7,972	8,364
FNMA, VRN, 3.79%, (12-month LIBOR plus 1.77%), 10/1/40	21,907	22,847
		263,556
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 0.4%
FHLMC, 7.00%, 8/1/29	386	430
FHLMC, 8.00%, 7/1/30	2,981	3,642
FHLMC, 5.50%, 12/1/33	23,249	26,883
FHLMC, 6.00%, 11/1/38	112,667	130,806
FNMA, 5.00%, 9/1/20	264	277
FNMA, 7.00%, 6/1/26	169	189
FNMA, 7.00%, 1/1/29	3,057	3,294
FNMA, 6.50%, 4/1/29	4,585	5,183
FNMA, 6.50%, 8/1/29	2,302	2,640
FNMA, 6.50%, 12/1/29	6,729	7,496
FNMA, 7.00%, 3/1/30	1,548	1,730
FNMA, 7.50%, 9/1/30	978	1,152
FNMA, 5.00%, 7/1/31	2,954	3,316
FNMA, 7.00%, 9/1/31	3,884	4,144
FNMA, 6.50%, 1/1/32	1,651	1,892
FNMA, 6.50%, 8/1/32	2,625	3,003
FNMA, 6.50%, 11/1/32	26,518	30,775
FNMA, 5.50%, 6/1/33	9,700	11,309
FNMA, 5.50%, 8/1/33	16,210	18,950
FNMA, 5.00%, 11/1/33	103,958	119,292
FNMA, 3.50%, 3/1/34	65,097	69,046
FNMA, 5.00%, 2/1/36	76,718	88,063
FNMA, 5.50%, 1/1/37	54,826	63,509
FNMA, 6.50%, 8/1/37	15,723	18,219
FNMA, 5.00%, 4/1/40	189,231	216,340
FNMA, 6.50%, 8/1/47	5,670	6,110
FNMA, 6.50%, 9/1/47	11,445	12,302
FNMA, 6.50%, 9/1/47	551	593
FNMA, 6.50%, 9/1/47	6,037	6,491
GNMA, 7.50%, 10/15/25	774	787
GNMA, 6.00%, 3/15/26	2,427	2,693
GNMA, 7.00%, 12/15/27	2,387	2,396
GNMA, 7.00%, 5/15/31	7,372	8,808
GNMA, 5.50%, 11/15/32	13,501	15,615
GNMA, 6.50%, 10/15/38	180,898	209,062
GNMA, 4.50%, 5/20/41	166,239	183,211
GNMA, 4.50%, 6/15/41	212,873	237,631
GNMA, 3.50%, 4/20/45	48,986	52,281
GNMA, 2.50%, 2/20/47	28,987	30,871

	Shares/ Principal Amount	Value
UMBS, 2.50%, TBA	$1,400,000	$1,470,820
		3,071,251
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $3,176,304)		3,334,807
ASSET-BACKED SECURITIES — 0.3%
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(5)	76,910	76,979
FirstKey Homes Trust, Series 2020-SFR1, Class C, 1.94%, 9/17/25(5)(6)	300,000	299,999
Goodgreen Trust, Series 2020-1A, Class A SEQ, 2.63%, 4/15/55(5)	350,000	351,586
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(5)	41,861	41,846
MVW Owner Trust, Series 2014-1A, Class A SEQ, 2.25%, 9/22/31(5)	33,029	33,065
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(5)	26,796	26,914
MVW Owner Trust, Series 2017-1A, Class A SEQ, 2.42%, 12/20/34(5)	89,477	91,499
Progress Residential Trust, Series 2018-SFR1, Class B, 3.48%, 3/17/35(5)	100,000	101,410
Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(5)	36,517	36,885
Sierra Timeshare Receivables Funding LLC, Series 2018-2A, Class B, 3.65%, 6/20/35(5)	236,471	237,922
Sierra Timeshare Receivables Funding LLC, Series 2018-3A, Class B, 3.87%, 9/20/35(5)	162,791	166,015
Towd Point Mortgage Trust, Series 2018-4, Class A1, VRN, 3.00%, 6/25/58(5)	315,766	337,155
UAL Pass-Through Trust, Series 2007-1, Class A, 6.64%, 1/2/24	46,207	41,611
US Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27	37,006	31,042
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(5)	327,219	326,269
VSE VOI Mortgage LLC, Series 2017-A, Class A SEQ, 2.33%, 3/20/35(5)	105,176	105,712
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(5)	258,543	260,858
TOTAL ASSET-BACKED SECURITIES (Cost $2,526,769)		2,566,767
MUNICIPAL SECURITIES — 0.3%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	100,000	160,806
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	15,000	19,486
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	10,000	13,257
Michigan Finance Authority Rev., 4.00%, 8/20/21 (LOC: JPMorgan Chase Bank N.A.)(6)	800,000	830,112
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	40,000	70,729
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	30,000	51,656
New York City GO, 6.27%, 12/1/37	5,000	7,716
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	80,000	95,565
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	35,000	50,729
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	90,000	126,988
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	140,000	194,837

	Shares/ Principal Amount	Value
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	$10,000	$14,647
State of California GO, 2.50%, 10/1/29	200,000	200,000
State of California GO, 4.60%, 4/1/38	30,000	35,472
State of California GO, 7.55%, 4/1/39	20,000	36,403
State of California GO, 7.30%, 10/1/39	25,000	42,655
State of California GO, 7.60%, 11/1/40	40,000	75,285
State of Washington GO, 5.14%, 8/1/40	20,000	29,026
TOTAL MUNICIPAL SECURITIES (Cost $1,748,396)		2,055,369
EXCHANGE-TRADED FUNDS — 0.2%
iShares Russell Mid-Cap Value ETF (Cost $1,318,597)	18,999	1,521,060
PREFERRED STOCKS — 0.1%
Diversified Telecommunication Services†
Telefonica Europe BV, 3.00%	300,000	350,294
Insurance — 0.1%
Assicurazioni Generali SpA, MTN, 4.60%	100,000	127,305
CNP Assurances, 4.00%	100,000	128,469
Intesa Sanpaolo Vita SpA, 4.75%	100,000	123,442
		379,216
TOTAL PREFERRED STOCKS (Cost $696,886)		729,510
RIGHTS†
Diversified Telecommunication Services†
Cellnex Telecom SA(2)(3) (Cost $—)	14,580	60,969
TEMPORARY CASH INVESTMENTS — 2.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $16,657,774)	16,657,774	16,657,774
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(9) — 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $789,782)	789,782	789,782
TOTAL INVESTMENT SECURITIES — 100.5% (Cost $639,598,606)		719,060,559
OTHER ASSETS AND LIABILITIES — (0.5)%		(3,249,757)
TOTAL NET ASSETS — 100.0%		$715,810,802

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	701,593	AUD	1,001,338	UBS AG	9/23/20	$(13,940)
BRL	1,706,058	USD	317,968	Goldman Sachs & Co.	9/23/20	8,461
CAD	384,331	USD	283,313	Morgan Stanley	9/23/20	3,653
CAD	223,657	USD	165,312	Morgan Stanley	9/23/20	1,685
CAD	16,976	USD	12,441	Morgan Stanley	9/30/20	235
CAD	13,360	USD	9,800	Morgan Stanley	9/30/20	176
USD	913,948	CAD	1,224,411	Morgan Stanley	9/23/20	(275)
USD	298,863	CAD	406,385	Morgan Stanley	9/30/20	(4,575)
USD	12,224	CAD	16,570	Morgan Stanley	9/30/20	(148)
USD	408,155	CAD	552,454	Morgan Stanley	9/30/20	(4,350)
USD	8,228	CAD	11,183	Morgan Stanley	9/30/20	(122)
USD	7,073	CAD	9,595	Morgan Stanley	9/30/20	(91)
USD	10,413	CAD	14,088	Morgan Stanley	9/30/20	(107)
USD	11,047	CAD	14,994	Morgan Stanley	9/30/20	(148)
USD	13,274	CAD	18,030	Morgan Stanley	9/30/20	(188)
USD	22,123	CAD	29,579	Morgan Stanley	9/30/20	37
USD	10,401	CAD	13,959	Morgan Stanley	9/30/20	(22)
CHF	17,808	USD	18,900	UBS AG	9/30/20	604
CHF	20,337	USD	21,712	UBS AG	9/30/20	562
CHF	27,654	USD	29,481	UBS AG	9/30/20	806
CHF	9,710	USD	10,469	UBS AG	9/30/20	166
CHF	23,032	USD	25,351	UBS AG	9/30/20	(125)
CHF	5,921	USD	6,494	UBS AG	9/30/20	(9)
USD	182,822	CHF	172,448	UBS AG	9/23/20	(6,010)
USD	325,731	CHF	307,739	UBS AG	9/30/20	(11,314)
USD	9,506	CHF	8,968	UBS AG	9/30/20	(317)
USD	8,164	CHF	7,707	UBS AG	9/30/20	(277)
USD	13,422	CHF	12,612	UBS AG	9/30/20	(390)
USD	8,008	CHF	7,395	UBS AG	9/30/20	(91)
CLP	220,133	USD	288	Goldman Sachs & Co.	9/23/20	3
USD	1,000,994	CNY	7,117,567	Goldman Sachs & Co.	9/23/20	(14,664)
COP	558,819,970	USD	153,818	Goldman Sachs & Co.	9/23/20	(4,680)
COP	570,256,176	USD	153,007	Goldman Sachs & Co.	9/23/20	(817)
USD	162,886	COP	599,868,886	Goldman Sachs & Co.	9/23/20	2,793
USD	152,468	COP	556,277,926	Goldman Sachs & Co.	9/23/20	4,008
USD	326,057	COP	1,195,977,714	Goldman Sachs & Co.	9/23/20	6,875
USD	29,079	CZK	679,835	UBS AG	9/23/20	(1,442)
USD	69,267	DKK	452,912	Goldman Sachs & Co.	9/23/20	(2,451)
EUR	36,358	USD	40,909	Credit Suisse AG	9/30/20	1,971
EUR	7,962	USD	9,019	Credit Suisse AG	9/30/20	371
EUR	26,077	USD	29,539	Credit Suisse AG	9/30/20	1,215
EUR	33,739	USD	38,211	Credit Suisse AG	9/30/20	1,581
EUR	9,112	USD	10,409	Credit Suisse AG	9/30/20	337
EUR	11,256	USD	12,827	Credit Suisse AG	9/30/20	448
EUR	30,801	USD	35,297	Credit Suisse AG	9/30/20	1,029
EUR	26,476	USD	30,572	Credit Suisse AG	9/30/20	653
EUR	25,521	USD	29,697	Credit Suisse AG	9/30/20	403
EUR	25,246	USD	29,448	Credit Suisse AG	9/30/20	327
EUR	14,606	USD	17,193	Credit Suisse AG	9/30/20	33

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	22,221	USD	26,112	Credit Suisse AG	9/30/20	$95
EUR	12,284	USD	14,550	Credit Suisse AG	9/30/20	(62)
USD	4,388,298	EUR	3,832,889	JPMorgan Chase Bank N.A.	8/19/20	(128,074)
USD	344,470	EUR	305,224	Credit Suisse AG	9/30/20	(15,506)
USD	1,198,433	EUR	1,061,895	Credit Suisse AG	9/30/20	(53,948)
USD	10,911	EUR	9,648	Credit Suisse AG	9/30/20	(468)
USD	27,948	EUR	24,539	Credit Suisse AG	9/30/20	(993)
USD	10,148	EUR	8,889	Credit Suisse AG	9/30/20	(335)
USD	34,116	EUR	29,939	Credit Suisse AG	9/30/20	(1,193)
USD	8,459	EUR	7,325	Credit Suisse AG	9/30/20	(181)
GBP	482,135	USD	595,468	Bank of America N.A.	9/23/20	35,818
GBP	134,387	USD	165,548	Bank of America N.A.	9/23/20	10,413
GBP	25,917	USD	32,199	JPMorgan Chase Bank N.A.	9/30/20	1,737
USD	1,237,681	GBP	967,974	Bank of America N.A.	9/23/20	(29,741)
USD	168,250	GBP	132,041	Bank of America N.A.	9/23/20	(4,639)
USD	1,127,327	GBP	903,379	JPMorgan Chase Bank N.A.	9/30/20	(55,562)
USD	43,403	GBP	35,069	JPMorgan Chase Bank N.A.	9/30/20	(2,517)
USD	33,648	GBP	26,787	JPMorgan Chase Bank N.A.	9/30/20	(1,427)
USD	72,359	GBP	57,181	JPMorgan Chase Bank N.A.	9/30/20	(2,514)
USD	32,770	GBP	25,044	JPMorgan Chase Bank N.A.	9/30/20	(24)
HUF	96,044,550	USD	303,085	UBS AG	9/23/20	25,311
USD	317,686	HUF	96,033,393	UBS AG	9/23/20	(10,671)
USD	166,005	HUF	50,045,585	UBS AG	9/23/20	(5,111)
USD	142,871	IDR	2,066,053,706	Goldman Sachs & Co.	9/23/20	3,634
INR	24,250,727	USD	316,465	UBS AG	9/23/20	5,425
INR	23,558,630	USD	313,363	UBS AG	9/23/20	(659)
JPY	18,300,035	USD	171,346	Bank of America N.A.	8/19/20	1,560
JPY	959,990	USD	8,965	Bank of America N.A.	9/30/20	110
JPY	1,009,583	USD	9,433	Bank of America N.A.	9/30/20	111
JPY	899,178	USD	8,387	Bank of America N.A.	9/30/20	114
JPY	873,419	USD	8,106	Bank of America N.A.	9/30/20	151
JPY	1,857,240	USD	17,256	Bank of America N.A.	9/30/20	302
JPY	1,266,955	USD	11,781	Bank of America N.A.	9/30/20	196
JPY	1,025,028	USD	9,608	Bank of America N.A.	9/30/20	82
JPY	1,406,790	USD	13,187	Bank of America N.A.	9/30/20	113
JPY	3,203,280	USD	29,912	Bank of America N.A.	9/30/20	370
JPY	2,010,420	USD	19,075	Bank of America N.A.	9/30/20	(70)
JPY	801,577	USD	7,606	Bank of America N.A.	9/30/20	(28)
JPY	2,726,550	USD	25,967	Bank of America N.A.	9/30/20	(191)
USD	2,471,375	JPY	263,792,869	Bank of America N.A.	8/19/20	(21,044)
USD	174,671	JPY	18,340,083	Bank of America N.A.	8/19/20	1,387
USD	162,970	JPY	17,187,660	Bank of America N.A.	8/19/20	575
USD	460,559	JPY	49,036,680	Bank of America N.A.	9/30/20	(3,011)
USD	261,649	JPY	27,858,277	Bank of America N.A.	9/30/20	(1,711)
USD	11,352	JPY	1,219,680	Bank of America N.A.	9/30/20	(178)
KRW	171,304,104	USD	143,989	Goldman Sachs & Co.	9/23/20	(613)
USD	194,632	KRW	231,787,369	Goldman Sachs & Co.	9/23/20	633
KZT	60,927,902	USD	148,063	Goldman Sachs & Co.	9/23/20	(6,284)
MXN	3,462,502	USD	153,208	Morgan Stanley	9/23/20	1,383
USD	108,044	MXN	2,394,465	Morgan Stanley	9/23/20	1,138
USD	148,481	MXN	3,428,716	Morgan Stanley	9/23/20	(4,602)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MYR	551,837	USD	128,908	Goldman Sachs & Co.	9/23/20	$1,301
USD	191,908	MYR	824,725	Goldman Sachs & Co.	9/23/20	(2,691)
NOK	2,432,875	USD	262,282	Goldman Sachs & Co.	9/23/20	5,067
NOK	1,598,318	USD	167,576	Goldman Sachs & Co.	9/23/20	8,063
NOK	101,066	USD	11,068	Goldman Sachs & Co.	9/30/20	39
USD	172,432	NOK	1,608,807	Goldman Sachs & Co.	9/23/20	(4,359)
USD	167,580	NOK	1,550,817	Goldman Sachs & Co.	9/23/20	(2,839)
USD	165,537	NOK	1,518,013	Goldman Sachs & Co.	9/23/20	(1,278)
USD	320,195	NOK	3,069,804	Goldman Sachs & Co.	9/30/20	(17,152)
USD	10,139	NOK	97,747	Goldman Sachs & Co.	9/30/20	(603)
USD	10,119	NOK	97,567	Goldman Sachs & Co.	9/30/20	(603)
USD	12,762	NOK	120,593	Goldman Sachs & Co.	9/30/20	(490)
USD	17,414	NOK	162,026	Goldman Sachs & Co.	9/30/20	(391)
USD	11,142	NOK	101,066	Goldman Sachs & Co.	9/30/20	35
NZD	246,178	USD	160,573	UBS AG	9/23/20	2,700
USD	158,299	NZD	246,273	UBS AG	9/23/20	(5,036)
PEN	478,130	USD	136,980	Goldman Sachs & Co.	9/23/20	(1,779)
USD	238,215	PEN	823,652	Goldman Sachs & Co.	9/23/20	5,309
PHP	7,642,525	USD	151,939	Goldman Sachs & Co.	9/23/20	3,220
USD	152,257	PHP	7,642,525	Goldman Sachs & Co.	9/23/20	(2,902)
PLN	992,163	USD	253,285	Goldman Sachs & Co.	9/23/20	11,714
USD	312,034	PLN	1,239,275	Goldman Sachs & Co.	9/23/20	(18,966)
USD	21,932	RUB	1,523,677	Goldman Sachs & Co.	9/23/20	1,529
SEK	3,274,873	USD	355,964	Goldman Sachs & Co.	9/23/20	17,210
USD	175,145	SEK	1,539,177	Goldman Sachs & Co.	9/23/20	(246)
USD	79,804	SEK	705,628	Goldman Sachs & Co.	9/30/20	(608)
USD	12,757	SEK	111,424	Goldman Sachs & Co.	9/30/20	59
USD	20,819	SEK	182,146	Goldman Sachs & Co.	9/30/20	62
USD	19,520	SEK	170,726	Goldman Sachs & Co.	9/30/20	64
USD	7,704	SEK	67,087	Goldman Sachs & Co.	9/30/20	59
USD	12,089	SEK	105,975	Goldman Sachs & Co.	9/30/20	12
USD	67,873	SGD	94,171	Bank of America N.A.	9/23/20	(670)
THB	4,921,759	USD	157,845	Goldman Sachs & Co.	9/23/20	(30)
THB	5,353,453	USD	169,494	Goldman Sachs & Co.	9/23/20	2,163
USD	155,882	THB	4,893,914	Goldman Sachs & Co.	9/23/20	(1,040)
						$(291,897)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Korean Treasury 10-Year Bonds	3	September 2020	KRW	300,000,000	$339,307	$2,790

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Notes	15	September 2020	USD	1,500,000	$2,101,172	$(95)

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type‡	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 32	Sell	5.00%	6/20/24	$3,964,500	$207,030	$(50,952)	$156,078

‡The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt	MYR	-	Malaysian Ringgit
AUD	-	Australian Dollar	NOK	-	Norwegian Krone
BRL	-	Brazilian Real	NZD	-	New Zealand Dollar
CAD	-	Canadian Dollar	PEN	-	Peruvian Sol
CDX	-	Credit Derivatives Indexes	PHP	-	Philippine Peso
CHF	-	Swiss Franc	PLN	-	Polish Zloty
CLP	-	Chilean Peso	RUB	-	Russian Ruble
CNY	-	Chinese Yuan	SEK	-	Swedish Krona
COP	-	Colombian Peso	SEQ	-	Sequential Payer
CZK	-	Czech Koruna	SGD	-	Singapore Dollar
DKK	-	Danish Krone	TBA	-	To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound	THB	-	Thai Baht
GNMA	-	Government National Mortgage Association	UMBS	-	Uniform Mortgage-Backed Securities
GO	-	General Obligation	USD	-	United States Dollar
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index	VRDN	-	Variable Rate Demand Note. The instrument may be payable upon demand and adjusts periodically based upon the terms set forth in the security's offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The date of the demand feature is disclosed.
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
INR	-	Indian Rupee
JPY	-	Japanese Yen
KRW	-	South Korean Won
KZT	-	Kazakhstani Tenge	VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
LIBOR	-	London Interbank Offered Rate
LOC	-	Letter of Credit
MTN	-	Medium Term Note
MXN	-	Mexican Peso
† Category is less than 0.05% of total net assets.
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Non-income producing.
(3)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $1,275,254. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(4)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $523,479.
(5)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $24,770,893, which represented 3.5% of total net assets.
(6)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(7)Security is a zero-coupon bond.
(8)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.
(9)Investment of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $1,312,089, which includes securities collateral of $522,307.

See Notes to Financial Statements.

Statement of Assets and Liabilities

JULY 31, 2020
Assets
Investment securities - unaffiliated, at value (cost of $295,614,279) — including $1,275,254 of securities on loan	$359,153,585
Investment securities - affiliated, at value (cost of $343,194,545)	359,117,192
Investment made with cash collateral received for securities on loan, at value (cost of $789,782)	789,782
Total investment securities, at value (cost of $639,598,606)	719,060,559
Foreign currency holdings, at value (cost of $8,486)	8,472
Foreign deposits with broker for futures contracts, at value (cost of $49,383)	48,076
Receivable for investments sold	1,294,639
Receivable for capital shares sold	161,215
Receivable for variation margin on swap agreements	2,155
Receivable for variation margin on futures contracts	40
Unrealized appreciation on forward foreign currency exchange contracts	187,696
Dividends and interest receivable	937,417
Securities lending receivable	460
Other assets	27,771
721,728,500

Liabilities
Disbursements in excess of demand deposit cash	11,956
Payable for collateral received for securities on loan	789,782
Payable for investments purchased	3,662,418
Payable for capital shares redeemed	585,918
Payable for variation margin on futures contracts	554
Unrealized depreciation on forward foreign currency exchange contracts	479,593
Accrued management fees	324,214
Distribution and service fees payable	62,664
Accrued foreign taxes	599
5,917,698

Net Assets	$715,810,802

Net Assets Consist of:
Capital (par value and paid-in surplus)	$607,112,616
Distributable earnings	108,698,186
$715,810,802

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$262,987,208	35,290,003	$7.45
I Class, $0.01 Par Value	$46,105,371	6,234,218	$7.40
A Class, $0.01 Par Value	$147,856,078	19,660,143	$7.52*
C Class, $0.01 Par Value	$29,422,678	4,034,749	$7.29
R Class, $0.01 Par Value	$16,352,658	2,178,488	$7.51
R5 Class, $0.01 Par Value	$10,195	1,378	$7.40
R6 Class, $0.01 Par Value	$213,076,614	28,890,070	$7.38
*Maximum offering price $7.98 (net asset value divided by 0.9425).
See Notes to Financial Statements.

Statement of Operations

YEAR ENDED JULY 31, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $212,697)	$6,654,389
Interest (net of foreign taxes withheld of $2,676)	3,776,393
Income distributions from affiliated funds	3,080,215
Securities lending, net	460
13,511,457

Expenses:
Management fees	7,410,715
Distribution and service fees:
A Class	374,489
C Class	317,157
R Class	84,344
Directors' fees and expenses	23,671
Other expenses	21,704
8,232,080
Fees waived(1)	(2,256,490)
5,975,590

Net investment income (loss)	7,535,867

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $119,049 from affiliated funds and net of foreign tax expenses paid (refunded) of $(7,243))	107,967,111
Forward foreign currency exchange contract transactions	201,985
Futures contract transactions	1,431,268
Swap agreement transactions	(219,655)
Foreign currency translation transactions	32,229
Capital gain distributions received from affiliated funds	7,468
109,420,406

Change in net unrealized appreciation (depreciation) on:
Investments (including $15,736,497 from affiliated funds and (increase) decrease in accrued foreign taxes of $(269))	(57,877,909)
Forward foreign currency exchange contracts	(712,833)
Futures contracts	(110,804)
Swap agreements	(118,617)
Translation of assets and liabilities in foreign currencies	25,738
(58,794,425)

Net realized and unrealized gain (loss)	50,625,981

Net Increase (Decrease) in Net Assets Resulting from Operations	$58,161,848

(1)Amount consists of $845,946, $150,539, $470,682, $99,373, $53,487, $28, $636,435 for Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED JULY 31, 2020 AND JULY 31, 2019
Increase (Decrease) in Net Assets	July 31, 2020	July 31, 2019
Operations
Net investment income (loss)	$7,535,867	$10,065,251
Net realized gain (loss)	109,420,406	36,015,026
Change in net unrealized appreciation (depreciation)	(58,794,425)	(22,602,760)
Net increase (decrease) in net assets resulting from operations	58,161,848	23,477,517

Distributions to Shareholders
From earnings:
Investor Class	(39,330,667)	(35,896,956)
I Class	(7,242,449)	(5,086,183)
A Class	(20,887,372)	(17,614,660)
C Class	(4,378,225)	(4,161,706)
R Class	(2,438,972)	(1,787,515)
R5 Class	(1,169)	(665)
R6 Class	(29,024,821)	(20,521,305)
Decrease in net assets from distributions	(103,303,675)	(85,068,990)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(15,707,169)	(65,940,445)

Net increase (decrease) in net assets	(60,848,996)	(127,531,918)

Net Assets
Beginning of period	776,659,798	904,191,716
End of period	$715,810,802	$776,659,798

See Notes to Financial Statements.

Notes to Financial Statements

JULY 31, 2020

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Allocation: Aggressive Fund (the fund) is one fund in a series issued by the corporation. The fund may invest in varying combinations of other affiliated investment companies such as mutual funds and exchange-traded funds advised by American Century Investments (affiliated funds). The fund will assume the risks associated with the affiliated funds. The fund is an asset allocation fund and its investment objective is to seek the highest level of total return consistent with its asset mix.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.
2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.
Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Income and capital gain distributions, if any, from the affiliated funds are recorded as of the ex-dividend date. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of July 31, 2020.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$767,606	—	—	—	$767,606
Rights	22,176	—	—	—	22,176
Total Borrowings	$789,782	—	—	—	$789,782
Gross amount of recognized liabilities for securities lending transactions					$789,782
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM serves as the investment advisor for the affiliated funds.
Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The investment advisor will waive the portion of the fund’s management fee equal to the expenses attributable to the management fees of the American Century Investments funds in which the fund invests. The amount of this waiver will fluctuate depending on the fund’s daily allocation to other American Century Investments funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Directors. From August 1, 2019 through October 23, 2019, the investment advisor agreed to waive an additional 0.05% of the fund's management fee. Effective October 24, 2019, the investment advisor increased the additional waiver from 0.05% to 0.28% of the fund's management fee. Effective June 4, 2020, the investment advisor increased the additional waiver from 0.28% to 0.33% of the fund's management fee. The investment advisor expects this waiver to continue until June 3, 2021 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended July 31, 2020 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
		Before Waiver	After Waiver
Investor Class	0.90% to 1.15%	1.15%	0.83%
I Class	0.70% to 0.95%	0.95%	0.63%
A Class	0.90% to 1.15%	1.15%	0.83%
C Class	0.90% to 1.15%	1.15%	0.83%
R Class	0.90% to 1.15%	1.15%	0.83%
R5 Class	0.70% to 0.95%	0.95%	0.63%
R6 Class	0.55% to 0.80%	0.80%	0.48%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended July 31, 2020 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $3,830,463 and $80,040,158, respectively. The effect of interfund transactions on the Statement of Operations was $21,638,873 in net realized gain (loss) on investment transactions.
4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended July 31, 2020 totaled $746,867,858, of which $47,990,052 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended July 31, 2020 totaled $856,326,905, of which $53,100,641 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended July 31, 2020		Year ended July 31, 2019
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	600,000,000		600,000,000
Sold	2,677,423	$19,251,738	3,876,856	$30,717,281
Issued in reinvestment of distributions	5,236,240	38,015,100	5,134,280	35,221,158
Redeemed	(10,625,986)	(76,896,330)	(14,490,248)	(110,897,287)
	(2,712,323)	(19,629,492)	(5,479,112)	(44,958,848)
I Class/Shares Authorized	150,000,000		150,000,000
Sold	980,380	7,018,382	2,975,109	23,218,777
Issued in reinvestment of distributions	995,634	7,168,568	739,624	5,029,442
Redeemed	(2,409,462)	(17,295,574)	(5,140,702)	(40,362,621)
	(433,448)	(3,108,624)	(1,425,969)	(12,114,402)
A Class/Shares Authorized	375,000,000		375,000,000
Sold	2,238,185	16,347,885	2,998,946	23,794,704
Issued in reinvestment of distributions	2,745,550	20,152,338	2,457,011	17,002,518
Redeemed	(6,500,804)	(48,442,961)	(6,171,960)	(48,346,675)
	(1,517,069)	(11,942,738)	(716,003)	(7,549,453)
C Class/Shares Authorized	90,000,000		90,000,000
Sold	366,218	2,540,491	419,947	3,195,688
Issued in reinvestment of distributions	601,653	4,301,818	605,802	4,095,222
Redeemed	(1,656,116)	(11,800,971)	(2,661,920)	(20,818,745)
	(688,245)	(4,958,662)	(1,636,171)	(13,527,835)
R Class/Shares Authorized	50,000,000		50,000,000
Sold	326,132	2,369,914	312,151	2,485,602
Issued in reinvestment of distributions	327,567	2,404,343	255,517	1,768,182
Redeemed	(720,049)	(5,070,340)	(602,858)	(4,734,465)
	(66,350)	(296,083)	(35,190)	(480,681)
R5 Class/Shares Authorized	50,000,000		50,000,000
Sold	273	1,931	145	1,119
Issued in reinvestment of distributions	162	1,169	97	665
Redeemed	(18)	(144)	(2)	(15)
	417	2,956	240	1,769
R6 Class/Shares Authorized	90,000,000		90,000,000
Sold	4,002,821	28,609,326	3,212,752	24,766,797
Issued in reinvestment of distributions	4,048,092	29,024,821	3,026,739	20,521,293
Redeemed	(4,729,221)	(33,408,673)	(4,249,987)	(32,599,085)
	3,321,692	24,225,474	1,989,504	12,689,005
Net increase (decrease)	(2,095,326)	$(15,707,169)	(7,302,701)	$(65,940,445)

6. Investments in Affiliated Funds

The fund does not invest in an affiliated fund for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of an affiliated fund's net assets. As of period end, the fund owned 25% or more of the total outstanding shares of the following affiliated funds:

Affiliated Fund	% of outstanding shares
American Century Focused Dynamic Growth ETF	33%
American Century Focused Large Cap Value ETF	46%
American Century Quality Diversified International ETF	30%
American Century STOXX U.S. Quality Growth ETF	26%
American Century STOXX U.S. Quality Value ETF	27%

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Affiliated Funds	$359,117,192	—	—
Common Stocks	172,973,241	$54,290,087	—
U.S. Treasury Securities	—	50,949,657	—
Corporate Bonds	—	27,718,896	—
Sovereign Governments and Agencies	—	9,091,917	—
Collateralized Loan Obligations	—	6,882,210	—
Collateralized Mortgage Obligations	—	5,772,443	—
Commercial Paper	—	4,548,878	—
U.S. Government Agency Mortgage-Backed Securities	—	3,334,807	—
Asset-Backed Securities	—	2,566,767	—
Municipal Securities	—	2,055,369	—
Exchange-Traded Funds	1,521,060	—	—
Preferred Stocks	—	729,510	—
Rights	—	60,969	—
Temporary Cash Investments	16,657,774	—	—
Temporary Cash Investments - Securities Lending Collateral	789,782	—	—
	$551,059,049	$168,001,510	—
Other Financial Instruments
Futures Contracts	—	$2,790	—
Swap Agreements	—	156,078	—
Forward Foreign Currency Exchange Contracts	—	187,696	—
	—	$346,564	—

Liabilities
Other Financial Instruments
Futures Contracts	$95	—	—
Forward Foreign Currency Exchange Contracts	—	$479,593	—
	$95	$479,593	—

8. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $4,254,496.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $550 futures contracts purchased.
Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $49,126,516.
Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $26,380,325 futures contracts purchased and $457,432 futures contracts sold.

Value of Derivative Instruments as of July 31, 2020

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$2,155	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	187,696	Unrealized depreciation on forward foreign currency exchange contracts	$479,593
Interest Rate Risk	Receivable for variation margin on futures contracts*	40	Payable for variation margin on futures contracts*	554
		$189,891		$480,147

*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2020

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(219,655)	Change in net unrealized appreciation (depreciation) on swap agreements	$(118,617)
Equity Price Risk	Net realized gain (loss) on futures contract transactions	131,668	Change in net unrealized appreciation (depreciation) on futures contracts	9,422
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	201,985	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(712,833)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	1,299,600	Change in net unrealized appreciation (depreciation) on futures contracts	(120,226)
		$1,413,598		$(942,254)

9. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.
The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. LIBOR will be phased out by the end of 2021. Uncertainty remains regarding a replacement rate or rates for LIBOR. The transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

10. Federal Tax Information

The tax character of distributions paid during the years ended July 31, 2020 and July 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$20,490,813	$15,578,776
Long-term capital gains	$82,812,862	$69,490,214

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$645,898,033
Gross tax appreciation of investments	$88,248,409
Gross tax depreciation of investments	(15,085,883)
Net tax appreciation (depreciation) of investments	73,162,526
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(75,318)
Net tax appreciation (depreciation)	$73,087,208
Other book-to-tax adjustments	$(269,102)
Undistributed ordinary income	$9,270,377
Accumulated long-term gains	$26,609,703
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

11. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption of ASU 2017-08 did not materially impact the financial statements.

12. Affiliated Fund Transactions

A summary of transactions for each affiliated fund for the period ended July 31, 2020 follows (amounts in thousands):

Affiliated Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
American Century Diversified Corporate Bond ETF	$7,409	$7,308	—	$560	$15,277	288	—	$368
American Century Focused Dynamic Growth ETF(3)	—	47,529	$1,458	7,283	53,354	878	$210	—
American Century Focused Large Cap Value ETF	—	36,741	—	494	37,235	783	—	43
American Century Quality Diversified International ETF	—	33,477	6,198	1,270	28,549	695	(68)	406
American Century STOXX U.S. Quality Growth ETF	—	47,611	5,524	10,471	52,558	1,001	318	152
American Century STOXX U.S. Quality Value ETF	2,959	39,738	3,725	(3,527)	35,445	953	(16)	670
Avantis Emerging Markets Equity ETF	—	42,530	2,837	388	40,081	784	167	421
Avantis International Equity ETF	—	32,787	5,251	(1,559)	25,977	545	(204)	307
Avantis International Small Cap Value ETF	—	9,798	272	(963)	8,563	190	11	92
Avantis U.S. Equity ETF	—	52,019	3,018	1,643	50,644	967	153	514
Avantis U.S. Small Cap Value ETF	—	14,694	2,936	(324)	11,434	275	(452)	115
	$10,368	$364,232	$31,219	$15,736	$359,117	7,359	$119	$3,088

(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds. Additional information and attributes of each affiliated fund are available at americancentury.com or avantisinvestors.com.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
(3)Non-income producing.

Financial Highlights

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$7.91	0.08	0.58	0.66	(0.13)	(0.99)	(1.12)	$7.45	8.82%	0.84%	1.16%	1.06%	0.74%	109%	$262,987
2019	$8.57	0.10	0.11	0.21	(0.10)	(0.77)	(0.87)	$7.91	3.96%	1.11%	1.16%	1.27%	1.22%	78%	$300,544
2018(3)	$9.04	0.06	0.28	0.34	(0.12)	(0.69)	(0.81)	$8.57	4.05%	1.11%(4)	1.16%(4)	1.10%(4)	1.05%(4)	58%	$372,601
2017	$7.80	0.10	1.37	1.47	(0.11)	(0.12)	(0.23)	$9.04	19.30%	1.11%	1.16%	1.19%	1.14%	80%	$448,081
2016	$8.19	0.09	0.17	0.26	(0.09)	(0.56)	(0.65)	$7.80	3.61%	1.11%	1.16%	1.23%	1.18%	82%	$438,001
2015	$9.19	0.08	(0.14)	(0.06)	(0.03)	(0.91)	(0.94)	$8.19	(0.27)%	1.13%	1.15%	0.98%	0.96%	94%	$492,452
I Class
2020	$7.86	0.09	0.59	0.68	(0.15)	(0.99)	(1.14)	$7.40	8.97%	0.64%	0.96%	1.26%	0.94%	109%	$46,105
2019	$8.52	0.11	0.11	0.22	(0.11)	(0.77)	(0.88)	$7.86	4.22%	0.91%	0.96%	1.47%	1.42%	78%	$52,389
2018(3)	$9.00	0.07	0.28	0.35	(0.14)	(0.69)	(0.83)	$8.52	4.18%	0.91%(4)	0.96%(4)	1.30%(4)	1.25%(4)	58%	$68,975
2017	$7.76	0.12	1.36	1.48	(0.12)	(0.12)	(0.24)	$9.00	19.64%	0.91%	0.96%	1.39%	1.34%	80%	$139,110
2016	$8.16	0.11	0.15	0.26	(0.10)	(0.56)	(0.66)	$7.76	3.71%	0.91%	0.96%	1.43%	1.38%	82%	$123,699
2015	$9.16	0.10	(0.14)	(0.04)	(0.05)	(0.91)	(0.96)	$8.16	(0.06)%	0.93%	0.95%	1.18%	1.16%	94%	$144,546

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2020	$7.97	0.06	0.59	0.65	(0.11)	(0.99)	(1.10)	$7.52	8.58%	1.09%	1.41%	0.81%	0.49%	109%	$147,856
2019	$8.63	0.08	0.11	0.19	(0.08)	(0.77)	(0.85)	$7.97	3.66%	1.36%	1.41%	1.02%	0.97%	78%	$168,774
2018(3)	$9.08	0.05	0.28	0.33	(0.09)	(0.69)	(0.78)	$8.63	3.87%	1.36%(4)	1.41%(4)	0.85%(4)	0.80%(4)	58%	$188,883
2017	$7.84	0.08	1.37	1.45	(0.09)	(0.12)	(0.21)	$9.08	19.02%	1.36%	1.41%	0.94%	0.89%	80%	$209,181
2016	$8.22	0.07	0.18	0.25	(0.07)	(0.56)	(0.63)	$7.84	3.44%	1.36%	1.41%	0.98%	0.93%	82%	$245,955
2015	$9.22	0.06	(0.14)	(0.08)	(0.01)	(0.91)	(0.92)	$8.22	(0.56)%	1.38%	1.40%	0.73%	0.71%	94%	$298,762
C Class
2020	$7.75	—(5)	0.58	0.58	(0.05)	(0.99)	(1.04)	$7.29	7.80%	1.84%	2.16%	0.06%	(0.26)%	109%	$29,423
2019	$8.41	0.02	0.11	0.13	(0.02)	(0.77)	(0.79)	$7.75	2.91%	2.11%	2.16%	0.27%	0.22%	78%	$36,620
2018(3)	$8.85	0.01	0.27	0.28	(0.03)	(0.69)	(0.72)	$8.41	3.36%	2.11%(4)	2.16%(4)	0.10%(4)	0.05%(4)	58%	$53,503
2017	$7.64	0.02	1.34	1.36	(0.03)	(0.12)	(0.15)	$8.85	18.07%	2.11%	2.16%	0.19%	0.14%	80%	$66,032
2016	$8.03	0.02	0.16	0.18	(0.01)	(0.56)	(0.57)	$7.64	2.56%	2.11%	2.16%	0.23%	0.18%	82%	$67,920
2015	$9.08	—(5)	(0.14)	(0.14)	—	(0.91)	(0.91)	$8.03	(1.27)%	2.13%	2.15%	(0.02)%	(0.04)%	94%	$75,881

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2020	$7.96	0.04	0.59	0.63	(0.09)	(0.99)	(1.08)	$7.51	8.16%	1.34%	1.66%	0.56%	0.24%	109%	$16,353
2019	$8.61	0.06	0.12	0.18	(0.06)	(0.77)	(0.83)	$7.96	3.51%	1.61%	1.66%	0.77%	0.72%	78%	$17,858
2018(3)	$9.06	0.03	0.28	0.31	(0.07)	(0.69)	(0.76)	$8.61	3.72%	1.61%(4)	1.66%(4)	0.60%(4)	0.55%(4)	58%	$19,634
2017	$7.82	0.06	1.37	1.43	(0.07)	(0.12)	(0.19)	$9.06	18.64%	1.61%	1.66%	0.69%	0.64%	80%	$22,514
2016	$8.20	0.06	0.17	0.23	(0.05)	(0.56)	(0.61)	$7.82	3.18%	1.61%	1.66%	0.73%	0.68%	82%	$24,678
2015	$9.22	0.04	(0.15)	(0.11)	—	(0.91)	(0.91)	$8.20	(0.89)%	1.63%	1.65%	0.48%	0.46%	94%	$24,106
R5 Class
2020	$7.86	0.09	0.59	0.68	(0.15)	(0.99)	(1.14)	$7.40	9.11%	0.64%	0.96%	1.26%	0.94%	109%	$10
2019	$8.53	0.11	0.10	0.21	(0.11)	(0.77)	(0.88)	$7.86	4.08%	0.91%	0.96%	1.47%	1.42%	78%	$8
2018(3)	$9.00	0.07	0.28	0.35	(0.13)	(0.69)	(0.82)	$8.53	4.24%	0.91%(4)	0.96%(4)	1.30%(4)	1.25%(4)	58%	$6
2017(6)	$8.05	0.08	0.87	0.95	—	—	—	$9.00	11.80%	0.91%(4)	0.96%(4)	1.46%(4)	1.41%(4)	80%(7)	$6

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2020	$7.84	0.10	0.59	0.69	(0.16)	(0.99)	(1.15)	$7.38	9.18%	0.49%	0.81%	1.41%	1.09%	109%	$213,077
2019	$8.51	0.13	0.10	0.23	(0.13)	(0.77)	(0.90)	$7.84	4.27%	0.76%	0.81%	1.62%	1.57%	78%	$200,468
2018(3)	$8.99	0.09	0.27	0.36	(0.15)	(0.69)	(0.84)	$8.51	4.36%	0.76%(4)	0.81%(4)	1.45%(4)	1.40%(4)	58%	$200,589
2017	$7.76	0.13	1.36	1.49	(0.14)	(0.12)	(0.26)	$8.99	19.70%	0.76%	0.81%	1.54%	1.49%	80%	$90,339
2016	$8.15	0.12	0.16	0.28	(0.11)	(0.56)	(0.67)	$7.76	4.02%	0.76%	0.81%	1.58%	1.53%	82%	$51,430
2015	$9.16	0.11	(0.15)	(0.04)	(0.06)	(0.91)	(0.97)	$8.15	0.00%	0.78%	0.80%	1.33%	1.31%	94%	$18,544

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)December 1, 2017 through July 31, 2018. The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period. For the years before July 31, 2018, the fund's fiscal year end was November 30.
(4)Annualized.
(5)Per-share amount was less than $0.005.
(6)April 10, 2017 (commencement of sale) through November 30, 2017.
(7)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Strategic Asset Allocations, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Allocation: Aggressive Fund, one of the funds constituting the American Century Strategic Asset Allocations, Inc. (the “Fund”), as of July 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended, the period December 1, 2017 through July 31, 2018 and for the years ended November 30, 2017, 2016, and 2015, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Strategic Allocation: Aggressive Fund of the American Century Strategic Asset Allocations, Inc. as of July 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, the period December 1, 2017 through July 31, 2018 and for the years ended November 30, 2017, 2016, and 2015, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
September 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.

65

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	63	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	63	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	63	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	63	None
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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	63	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	63	None
John R. Whitten (1946)	Director	Since 2008	Retired	63	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	82	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	122	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 24, 2020, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or
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controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio
70

valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe
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and was within the range of its peer expense group. The Advisor noted the reduction of the Fund's annual unified management fee of 0.33%, which is expected to continue until June 3, 2021 and cannot be terminated prior to such date without the Board's approval. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
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Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2020.

For corporate taxpayers, the fund hereby designates $4,924,983, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2020 as qualified for the corporate dividends received deduction.

The fund hereby designates $84,502,036, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended July 31, 2020.

The fund hereby designates $8,579,904 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended July 31, 2020.

The fund utilized earnings and profits of $2,125,976 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).
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Notes

76

Notes

77

Notes

78

Notes

79

Notes
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Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Strategic Asset Allocations, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91037 2009

Annual Report

July 31, 2020

Strategic Allocation: Conservative Fund
Investor Class (TWSCX)
I Class (ACCIX)
A Class (ACCAX)
C Class (AACCX)
R Class (AACRX)
R5 Class (AACGX)
R6 Class (AACDX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended July 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Pandemic Altered Economic, Market Courses

Broad market sentiment was generally upbeat through mid-February 2020. Dovish central banks, modest inflation, improving economic and corporate earnings data, and U.S.-China trade-policy progress helped boost global growth outlooks. Against this backdrop, key U.S. stock benchmarks rose to new highs, and global risk assets largely remained in favor.

Beginning in late February, unprecedented turmoil quickly quashed the optimistic tone. COVID-19 rapidly spread worldwide, halting most U.S. and global economic activity and triggering a worldwide recession. Stocks and other riskier assets sold off sharply as investors fled to U.S. Treasuries and other perceived safe-haven investments. Central banks and federal governments stepped in quickly and aggressively to stabilize global markets. These extraordinary efforts helped launch a broad rebound among risk assets beginning in April, despite weak economic and corporate earnings data. Declining coronavirus infection and death rates in many regions and the reopening of economies also helped fuel the recovery.

Overall, global stocks delivered mixed results for the 12-month period. In general, U.S. stocks overcame the effects of the early 2020 sell-off to deliver a solid return. U.S. stocks generally fared better than non-U.S. stocks, and the growth style significantly outperformed value stocks. U.S. and global bonds rallied, too, as yields declined sharply for the reporting period.

A Slow Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. We remain hopeful medical researchers will uncover effective COVID-19 treatments and potentially develop a vaccine. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. While these influences can be unsettling, they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. We have a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet these current challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of July 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWSCX	7.89%	5.30%	6.42%	—	2/15/96
S&P 500 Index	—	11.96%	11.47%	13.83%	—	—
Bloomberg Barclays U.S. Aggregate Bond Index	—	10.12%	4.46%	3.87%	—	—
Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index	—	1.30%	1.12%	0.59%	—	—
I Class	ACCIX	8.11%	5.52%	6.61%	—	8/1/00
A Class	ACCAX					10/2/96
No sales charge		7.62%	5.07%	6.16%	—
With sales charge		1.36%	3.83%	5.53%	—
C Class	AACCX	6.78%	4.28%	5.36%	—	9/30/04
R Class	AACRX	7.37%	4.78%	5.88%	—	3/31/05
R5 Class	AACGX	8.10%	—	—	6.59%	4/10/17
R6 Class	AACDX	8.28%	5.72%	—	5.82%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made July 31, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2020
Investor Class — $18,645

S&P 500 Index — $36,558

Bloomberg Barclays U.S. Aggregate Bond Index — $14,616

Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index — $10,605

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class	R6 Class
1.09%	0.89%	1.34%	2.09%	1.59%	0.89%	0.74%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Rich Weiss, Scott Wilson, Radu Gabudean, Vidya Rajappa and Brian Garbe

Effective April 2020, Brian Garbe joined the portfolio management team.

Performance Summary

Strategic Allocation: Conservative returned 7.89%* for the fiscal period ended July 31, 2020. Because of the fund’s strategic exposure to a variety of asset classes, a review of the financial markets helps provide context around performance for the reporting period.

The period was marked by extreme volatility, driven largely by the COVID-19 pandemic and measures to combat it. Despite a global recession driven by widespread coronavirus restrictions, U.S. and global stocks delivered strong returns during the period. In the U.S., stocks initially rose to all-time highs in February, amid a steadily improving economy and strong job growth. However, the spread of the coronavirus and efforts to reduce transmission of the virus led to the first recession and bear market in stocks since the 2008-2009 financial crisis. A steady recovery followed, as massive monetary and fiscal stimulus helped support the economy and markets, with stocks moving back toward record highs by period-end.

Global equities followed a similar path, with steady gains through February, supported by slowing but resilient economic growth and accommodative monetary policy. As COVID-19 and containment measures spread, equity markets declined sharply. By late March, however, progress in battling the pandemic and optimism surrounding potential vaccines, together with aggressive fiscal stimulus from central banks and governments around the world, helped drive a recovery. By the end of the period, some equity markets had returned to near pre-pandemic levels, but more severely impacted markets declined or saw much more muted advances. Within the U.S., large-cap companies dramatically outperformed their mid- and small-cap counterparts, and growth beat value across stocks of all sizes, according to the Russell family of indices. Small-cap stocks and many Russell value indices posted negative returns. Emerging markets advanced for the period but trailed the U.S., while non-U.S. developed markets stocks declined. For the year, the S&P 500 Index’s gain of 11.96% dwarfed the 6.55% advance of the MSCI Emerging Markets Index, while the MSCI EAFE Index returned -1.67%.

Within fixed-income investments, the Federal Reserve (Fed) responded to the crisis aggressively, with two emergency interest rate cuts in March 2020 that pushed short-term interest rates to near 0%. The Fed also announced several asset-purchase and lending programs designed to stabilize the financial system and shore up the credit and short-term funding markets, including buying shares in a broad spectrum of individual corporate bonds, investment-grade and high-yield corporate bond exchange-traded funds. This bond buying helped drive a strong rally in the corporate bond sector, including high-yield bonds. The yield on the benchmark 10-year Treasury note ended the period at 0.53%, a record low, according to Bloomberg. (When bond yields fall, prices rise and vice versa.) U.S. investment-grade corporate debt generally outperformed other spread sectors of the market, although U.S. high-yield and non-U.S. debt also produced strong returns. The Bloomberg Barclays U.S. Aggregate Bond Index returned 10.12%, while the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index gained 4.07%, the Bloomberg Barclays Global Aggregate Bond Index ex-USD (Unhedged) returned 5.94% and the Bloomberg Barclays Global Aggregate Bond Index (USD, Hedged) returned 6.39%.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Strategic Allocation: Conservative’s neutral asset mix throughout the period was 45% stocks, 49% bonds and 6% cash-equivalent investments. However, the portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices.

Tactical Positioning

In managing the fund, we make modest tactical adjustments to the asset mix in an effort to add value and improve the fund’s ability to meet its investment objective. We began the reporting period with a neutral allocation across stocks, bonds and cash, and we maintained that throughout the period. Within the equity segment, we generally maintained an overweight to large-cap stocks relative to small caps. We also generally favored U.S. equities over non-U.S. stocks. In addition, we generally maintained an overweight to the large-cap growth segment and an underweight to large-cap value stocks. Toward the end of the period, given attractive yields and valuations, we moved to an overweight to global real estate, relative to our long-term strategic allocations. In the bond segment, we generally favored higher-yielding corporate and securitized bonds and select emerging markets securities, adjusting exposure as valuations, fundamentals and market conditions dictated. The overall effect of these tactical changes was positive, driven largely by positioning in growth stocks, where overweight positioning and a corresponding underweight to value bolstered returns.

Equity Contribution Drives Performance

The equity portion of Strategic Allocation: Conservative produced gains, driven largely by large-cap, growth-oriented shares. Within the U.S., large-cap growth, mid-cap growth and small-cap growth performed well and benefited from strong stock selection. Conversely, nearly all value-oriented allocations produced negative returns, with U.S. small-cap value among the weakest performers.

Outside the U.S., non-U.S. equities were a modest contributor overall, amid mixed returns. The non-U.S. fundamental value allocation was a notable detractor from relative performance. However, our underweight to the asset class and strong stock selection elsewhere helped non-U.S. equities broadly outperform underlying benchmarks, keyed by contribution from non-U.S. large-cap growth. The global real estate allocation produced modest gains in absolute terms, but significantly outperformed its underlying benchmark on the strength of stock choices.

Fixed-Income Allocation a Notable Contributor

Global bonds broadly produced strong gains, backed by massive stimulus efforts from central banks, declining interest rates and investor demand for yield. Indeed, bond yields in many developed economies ended the period at or near record lows, meaning investors placed a premium for safety of principal. Corporate bonds, both investment grade and high yield, posted strong returns as investors sought a mix of yield and lower volatility in the low interest rate environment. The global fixed-income allocation was a notable contributor to absolute returns, though security selection decisions meant the allocation slightly underperformed its underlying benchmark.

Outlook

At period-end, the Strategic Allocation: Conservative portfolio maintained an overweight position in U.S. large-cap growth stocks. The portfolio had underweight positions in U.S. value stocks and non-U.S. equities. With interest rates so low, bonds became less attractive relative to real estate investment trusts (REITs), and we initiated an overweight to global REITs, relative to our long-term strategic allocations, sourced from a small underweight to the fixed-income portion of the portfolio. While we continue to prefer U.S. equities over non-U.S. equities, the overweight was reduced during the period, as many fundamental and financial indicators in favor of the U.S. moderated.

6

Fund Characteristics

JULY 31, 2020
Top Ten Common Stocks	% of net assets
Microsoft Corp.	0.4%
Apple, Inc.	0.3%
Amazon.com, Inc.	0.3%
Prologis, Inc.	0.3%
Alphabet, Inc., Class A	0.2%
Zimmer Biomet Holdings, Inc.	0.2%
Northern Trust Corp.	0.2%
Johnson Controls International plc	0.2%
F5 Networks, Inc.	0.1%
Weyerhaeuser Co.	0.1%

Key Fixed-Income Portfolio Statistics
Weighted Average Life to Maturity	6.2 years
Average Duration (effective)	8.0 years

Types of Investments in Portfolio	% of net assets
Affiliated Funds	32.7%
U.S. Treasury Securities	21.3%
Common Stocks	19.2%
Corporate Bonds	6.9%
Sovereign Governments and Agencies	6.7%
Collateralized Loan Obligations	2.5%
Commercial Paper	2.5%
Municipal Securities	2.4%
Collateralized Mortgage Obligations	2.1%
U.S. Government Agency Mortgage-Backed Securities	2.0%
Asset-Backed Securities	0.8%
Preferred Stocks	0.3%
Exchange-Traded Funds	0.2%
Rights	—*
Temporary Cash Investments	1.9%
Temporary Cash Investments - Securities Lending Collateral	0.1%
Other Assets and Liabilities	(1.6)%
*Category is less than 0.05% of total net assets.
7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2020 to July 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 2/1/20	Ending Account Value 7/31/20	Expenses Paid During Period(1) 2/1/20 - 7/31/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,031.80	$3.99	0.79%
I Class	$1,000	$1,031.00	$2.98	0.59%
A Class	$1,000	$1,030.60	$5.25	1.04%
C Class	$1,000	$1,026.00	$9.02	1.79%
R Class	$1,000	$1,027.60	$6.50	1.29%
R5 Class	$1,000	$1,030.90	$2.98	0.59%
R6 Class	$1,000	$1,033.50	$2.22	0.44%
Hypothetical
Investor Class	$1,000	$1,020.94	$3.97	0.79%
I Class	$1,000	$1,021.93	$2.97	0.59%
A Class	$1,000	$1,019.69	$5.22	1.04%
C Class	$1,000	$1,015.96	$8.97	1.79%
R Class	$1,000	$1,018.45	$6.47	1.29%
R5 Class	$1,000	$1,021.93	$2.97	0.59%
R6 Class	$1,000	$1,022.68	$2.21	0.44%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

JULY 31, 2020

	Shares/ Principal Amount	Value
AFFILIATED FUNDS(1) — 32.7%
American Century Diversified Corporate Bond ETF	389,060	$20,618,313
American Century Focused Dynamic Growth ETF(2)	210,766	12,808,250
American Century Focused Large Cap Value ETF	104,224	4,958,905
American Century Quality Diversified International ETF	214,054	8,791,326
American Century STOXX U.S. Quality Growth ETF	477,148	25,050,270
American Century STOXX U.S. Quality Value ETF	519,652	19,320,246
Avantis International Equity ETF	198,999	9,480,312
Avantis International Small Cap Value ETF	43,813	1,976,404
Avantis U.S. Equity ETF	366,867	19,221,630
Avantis U.S. Small Cap Value ETF	90,752	3,775,283
TOTAL AFFILIATED FUNDS (Cost $117,680,224)		126,000,939
U.S. TREASURY SECURITIES — 21.3%
U.S. Treasury Bonds, 4.50%, 5/15/38	$1,000,000	1,613,946
U.S. Treasury Bonds, 1.125%, 5/15/40	6,500,000	6,673,164
U.S. Treasury Bonds, 3.00%, 5/15/42	430,000	594,064
U.S. Treasury Bonds, 2.50%, 2/15/45	1,700,000	2,188,285
U.S. Treasury Bonds, 3.00%, 5/15/45	600,000	839,484
U.S. Treasury Bonds, 3.00%, 11/15/45	850,000	1,193,785
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/25	2,109,054	2,453,569
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27	381,552	471,856
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	567,545	726,556
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43	557,790	701,244
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45	544,595	712,177
U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47	531,260	728,134
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22	2,732,559	2,808,538
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	3,111,304	3,208,953
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23	3,416,603	3,590,195
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24	1,428,999	1,519,869
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/24	3,813,563	4,052,773
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/24	9,451,575	9,999,730
U.S. Treasury Inflation Indexed Notes, 0.125%, 10/15/24	2,149,334	2,281,657
U.S. Treasury Inflation Indexed Notes, 0.25%, 1/15/25	4,331,520	4,621,562
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/26	6,044,808	6,658,434
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/26	1,177,022	1,275,242
U.S. Treasury Inflation Indexed Notes, 0.375%, 1/15/27	212,358	233,688
U.S. Treasury Inflation Indexed Notes, 0.50%, 1/15/28	1,559,715	1,748,660
U.S. Treasury Inflation Indexed Notes, 0.875%, 1/15/29	2,539,425	2,963,110
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/30	5,981,340	6,639,653
U.S. Treasury Notes, 0.25%, 6/15/23	9,150,000	9,183,955
U.S. Treasury Notes, 0.50%, 5/31/27	2,000,000	2,015,859
U.S. Treasury Notes, 2.25%, 8/15/27(3)	300,000	338,807
TOTAL U.S. TREASURY SECURITIES (Cost $75,693,507)		82,036,949
COMMON STOCKS — 19.2%
Aerospace and Defense — 0.3%
AAR Corp.	413	7,113
10

	Shares/ Principal Amount	Value
Aerojet Rocketdyne Holdings, Inc.(2)	1,264	$52,140
BAE Systems plc	33,538	216,270
General Dynamics Corp.	1,433	210,278
Kratos Defense & Security Solutions, Inc.(2)	2,066	37,209
Lockheed Martin Corp.	469	177,737
Mercury Systems, Inc.(2)	757	58,615
Textron, Inc.	5,761	201,289
		960,651
Air Freight and Logistics†
DSV Panalpina A/S	859	118,747
Expeditors International of Washington, Inc.	677	57,213
		175,960
Airlines — 0.1%
Alaska Air Group, Inc.	725	24,969
Southwest Airlines Co.	6,361	196,491
		221,460
Auto Components — 0.2%
Aptiv plc	5,138	399,480
BorgWarner, Inc.	3,662	134,029
Hyundai Mobis Co. Ltd.	822	142,051
LCI Industries	353	44,407
Minth Group Ltd.	8,000	23,864
Pirelli & C SpA(2)	2,604	10,299
Valeo SA	4,217	108,838
		862,968
Automobiles — 0.2%
Bayerische Motoren Werke AG	1,760	113,938
Daimler AG	4,544	201,330
Honda Motor Co. Ltd., ADR	6,168	150,191
Hyundai Motor Co.	1,426	151,711
Kia Motors Corp.	2,508	85,209
Mazda Motor Corp.	1,600	9,077
Nissan Motor Co. Ltd.	33,600	116,100
		827,556
Banks — 0.7%
Banco Bilbao Vizcaya Argentaria SA	14,444	45,257
Banco Bradesco SA	11,260	44,444
Bank of America Corp.	12,792	318,265
Barclays plc	139,010	184,625
BNP Paribas SA(2)	5,035	204,279
Citigroup, Inc.	2,511	125,575
Commerce Bancshares, Inc.	4,326	247,707
Commerzbank AG(2)	20,150	103,783
FinecoBank Banca Fineco SpA(2)	1,374	20,030
Hana Financial Group, Inc.	675	16,786
HDFC Bank Ltd., ADR	2,034	95,089
JPMorgan Chase & Co.	2,790	269,626
M&T Bank Corp.	810	85,819
Mitsubishi UFJ Financial Group, Inc.	47,000	176,318
Mizuho Financial Group, Inc.	127,900	155,494
Societe Generale SA(2)	3,792	58,271
11

	Shares/ Principal Amount	Value
Standard Chartered plc (London)	9,191	$46,718
Sumitomo Mitsui Financial Group, Inc.	4,700	125,652
Truist Financial Corp.	5,160	193,294
UniCredit SpA(2)	4,213	38,690
Westamerica Bancorporation	3,060	184,702
		2,740,424
Beverages — 0.1%
Constellation Brands, Inc., Class A	704	125,453
Fevertree Drinks plc	575	16,570
PepsiCo, Inc.	2,245	309,047
Pernod Ricard SA	305	52,664
Royal Unibrew A/S(2)	262	26,585
		530,319
Biotechnology — 0.5%
AbbVie, Inc.	2,056	195,135
ACADIA Pharmaceuticals, Inc.(2)	2,320	96,443
Acceleron Pharma, Inc.(2)	300	29,751
ADC Therapeutics SA(2)	490	22,785
Aimmune Therapeutics, Inc.(2)(4)	906	11,968
Alnylam Pharmaceuticals, Inc.(2)	886	129,143
Amarin Corp. plc, ADR(2)(4)	811	5,255
Amgen, Inc.	1,030	252,010
Amicus Therapeutics, Inc.(2)	2,132	30,807
Arena Pharmaceuticals, Inc.(2)	365	22,407
Argenx SE, ADR(2)	350	80,546
Biohaven Pharmaceutical Holding Co. Ltd.(2)	367	23,503
Blueprint Medicines Corp.(2)	341	24,954
Bridgebio Pharma, Inc.(2)(4)	573	16,124
ChemoCentryx, Inc.(2)	380	20,030
CSL Ltd.	621	119,768
Deciphera Pharmaceuticals, Inc.(2)	409	18,965
Exact Sciences Corp.(2)	1,662	157,475
FibroGen, Inc.(2)	741	29,988
Flexion Therapeutics, Inc.(2)(4)	1,565	21,237
Generation Bio Co.(2)	313	6,147
Global Blood Therapeutics, Inc.(2)	222	14,981
Halozyme Therapeutics, Inc.(2)	1,144	31,105
Heron Therapeutics, Inc.(2)	809	13,179
Immunomedics, Inc.(2)	5,048	213,177
Insmed, Inc.(2)	1,079	28,184
Iovance Biotherapeutics, Inc.(2)	320	9,302
Karuna Therapeutics, Inc.(2)	207	16,933
Mirati Therapeutics, Inc.(2)	157	19,046
Momenta Pharmaceuticals, Inc.(2)	846	24,949
MorphoSys AG(2)	222	28,202
Natera, Inc.(2)	942	45,235
Principia Biopharma, Inc.(2)	297	24,829
Relay Therapeutics, Inc.(2)	321	11,383
Turning Point Therapeutics, Inc.(2)	757	44,837
Ultragenyx Pharmaceutical, Inc.(2)	394	30,795
Vertex Pharmaceuticals, Inc.(2)	338	91,936
12

	Shares/ Principal Amount	Value
Viela Bio, Inc.(2)	220	$8,054
		1,970,568
Building Products — 0.3%
AZEK Co., Inc. (The)(2)	277	9,557
Builders FirstSource, Inc.(2)	1,795	42,524
Fortune Brands Home & Security, Inc.	2,619	200,353
Johnson Controls International plc	15,248	586,743
Lindab International AB	1,330	20,698
Masco Corp.	2,919	166,850
Masonite International Corp.(2)	502	42,344
Trane Technologies plc	1,274	142,522
Trex Co., Inc.(2)	243	33,857
		1,245,448
Capital Markets — 0.9%
Ameriprise Financial, Inc.	1,972	302,958
Ares Management Corp., Class A	656	26,201
Bank of New York Mellon Corp. (The)	4,406	157,955
BlackRock, Inc.	233	133,977
Credit Suisse Group AG	21,391	229,229
Euronext NV	156	17,877
Flatex AG(2)	609	27,265
Hamilton Lane, Inc., Class A	712	51,435
Intercontinental Exchange, Inc.	1,177	113,910
Intermediate Capital Group plc	2,080	36,915
London Stock Exchange Group plc	1,422	158,612
LPL Financial Holdings, Inc.	1,565	123,666
Magellan Financial Group Ltd.	548	23,917
MarketAxess Holdings, Inc.	272	140,542
Morgan Stanley	4,389	214,534
MSCI, Inc.	552	207,541
Northern Trust Corp.	7,860	615,831
Partners Group Holding AG	130	125,919
S&P Global, Inc.	718	251,479
State Street Corp.	2,024	129,111
T. Rowe Price Group, Inc.	787	108,685
TMX Group Ltd.	297	30,360
UBS Group AG	10,789	127,048
		3,354,967
Chemicals — 0.2%
Air Liquide SA	703	116,059
Albemarle Corp.	772	63,659
Arkema SA	741	76,989
Ecolab, Inc.	573	107,197
H.B. Fuller Co.	516	23,395
Koninklijke DSM NV	633	96,657
Linde plc	956	234,325
Nissan Chemical Corp.	200	10,554
Sherwin-Williams Co. (The)	181	117,274
Zeon Corp.	1,800	17,351
		863,460
13

	Shares/ Principal Amount	Value
Commercial Services and Supplies — 0.2%
A-Living Services Co. Ltd., H Shares	13,250	$75,025
Babcock International Group plc	31,201	118,203
Boyd Group Services, Inc.(4)	16	2,336
Brink's Co. (The)	866	38,407
Clean Harbors, Inc.(2)	719	42,853
Ever Sunshine Lifestyle Services Group Ltd.	32,000	61,593
HomeServe plc	1,619	28,280
Japan Elevator Service Holdings Co. Ltd.	500	16,619
Park24 Co. Ltd.	500	6,755
Republic Services, Inc.	4,195	366,014
Serco Group plc(2)	11,475	24,070
		780,155
Communications Equipment — 0.3%
Arista Networks, Inc.(2)	833	216,388
AudioCodes Ltd.	1,488	53,702
Cisco Systems, Inc.	4,465	210,301
F5 Networks, Inc.(2)	3,943	535,854
Lumentum Holdings, Inc.(2)	254	23,579
Motorola Solutions, Inc.	265	37,047
Telefonaktiebolaget LM Ericsson, B Shares	11,720	135,162
		1,212,033
Construction and Engineering†
Hazama Ando Corp.	4,500	24,061
NRW Holdings Ltd.	11,810	15,586
SHO-BOND Holdings Co. Ltd.	600	25,846
		65,493
Construction Materials†
Summit Materials, Inc., Class A(2)	1,273	18,739
Consumer Finance†
American Express Co.	1,264	117,957
Cembra Money Bank AG	250	27,408
		145,365
Containers and Packaging — 0.3%
Avery Dennison Corp.	495	56,103
Ball Corp.	3,881	285,758
Berry Global Group, Inc.(2)	803	40,142
Graphic Packaging Holding Co.	8,165	113,820
Huhtamaki Oyj(2)	528	23,626
Packaging Corp. of America	2,528	242,991
SIG Combibloc Group AG	1,477	25,786
Sonoco Products Co.	5,737	296,833
WestRock Co.	3,313	88,987
		1,174,046
Distributors — 0.1%
Genuine Parts Co.	2,977	268,376
LKQ Corp.(2)	3,024	85,247
		353,623
Diversified Consumer Services†
Chegg, Inc.(2)	2,182	176,677
14

	Shares/ Principal Amount	Value
Diversified Financial Services†
Element Fleet Management Corp.	2,825	$23,706
Zenkoku Hosho Co. Ltd.	400	13,979
		37,685
Diversified Telecommunication Services — 0.1%
BT Group plc	26,031	33,776
Cellnex Telecom SA	3,932	247,341
Verizon Communications, Inc.	4,254	244,520
		525,637
Electric Utilities — 0.5%
Edison International	5,383	299,672
Evergy, Inc.	3,819	247,586
Eversource Energy	1,601	144,202
Iberdrola SA	10,609	136,929
NextEra Energy, Inc.	1,606	450,804
Pinnacle West Capital Corp.	4,489	372,946
Xcel Energy, Inc.	3,131	216,164
		1,868,303
Electrical Equipment — 0.5%
ABB Ltd.	5,372	134,567
AMETEK, Inc.	1,713	159,737
Eaton Corp. plc	999	93,037
Emerson Electric Co.	7,236	448,704
Hubbell, Inc.	3,059	412,873
nVent Electric plc	22,858	415,101
Rockwell Automation, Inc.	319	69,587
Schneider Electric SE	1,606	187,111
Sensata Technologies Holding plc(2)	2,273	86,329
Signify NV(2)	1,024	30,589
Varta AG(2)	206	23,141
		2,060,776
Electronic Equipment, Instruments and Components — 0.4%
Anritsu Corp.	1,000	23,913
CDW Corp.	352	40,920
Cognex Corp.	4,950	331,006
Hexagon AB, B Shares(2)	1,831	119,335
Keyence Corp.	200	84,051
Keysight Technologies, Inc.(2)	3,029	302,567
Littelfuse, Inc.	227	40,326
Murata Manufacturing Co. Ltd.	2,200	137,802
SYNNEX Corp.	270	33,680
TE Connectivity Ltd.	2,817	250,910
Topcon Corp.	1,100	7,212
		1,371,722
Energy Equipment and Services†
Baker Hughes Co.	4,556	70,573
Subsea 7 SA(2)	1,895	14,380
		84,953
Entertainment — 0.1%
Activision Blizzard, Inc.	1,313	108,493
Embracer Group AB(2)	855	13,721
15

	Shares/ Principal Amount	Value
Roku, Inc.(2)	716	$110,901
Stillfront Group AB(2)	288	27,911
Walt Disney Co. (The)	1,660	194,120
Zynga, Inc., Class A(2)	11,884	116,820
		571,966
Equity Real Estate Investment Trusts (REITs) — 1.7%
Agree Realty Corp.	1,000	66,970
Alexandria Real Estate Equities, Inc.	680	120,734
American Homes 4 Rent, Class A	3,733	108,257
Americold Realty Trust	496	20,014
Boston Properties, Inc.	677	60,314
Brixmor Property Group, Inc.	7,012	80,708
Canadian Apartment Properties REIT	1,183	42,897
Charter Hall Group	16,387	123,787
Comforia Residential REIT, Inc.	21	65,880
CoreSite Realty Corp.	157	20,261
Cousins Properties, Inc.	2,511	77,138
DiamondRock Hospitality Co.	8,087	37,362
Digital Realty Trust, Inc.	1,234	198,106
Embassy Office Parks REIT	7,600	36,448
Equinix, Inc.	457	358,964
Fibra Uno Administracion SA de CV	127,963	103,440
Global Medical REIT, Inc.	2,406	28,607
GLP J-Reit	37	61,741
Goodman Group	14,058	169,945
Healthpeak Properties, Inc.	3,940	107,523
Inmobiliaria Colonial Socimi SA	4,289	36,677
Invesco Office J-Reit, Inc.	432	51,145
Invincible Investment Corp.	265	61,556
Invitation Homes, Inc.	8,314	247,923
JBG SMITH Properties	1,361	39,483
Link REIT	7,400	56,988
Mapletree Industrial Trust	55,000	131,565
Mapletree Logistics Trust	19,100	29,490
MGM Growth Properties LLC, Class A	9,528	260,496
Mid-America Apartment Communities, Inc.	1,388	165,436
Mitsui Fudosan Logistics Park, Inc.	21	114,663
Omega Healthcare Investors, Inc.	1,964	63,594
Orix JREIT, Inc.	54	69,621
Piedmont Office Realty Trust, Inc., Class A	5,947	96,401
Prologis, Inc.	9,310	981,460
QTS Realty Trust, Inc., Class A	1,967	141,526
Rayonier, Inc.	1,732	48,115
Realty Income Corp.	2,085	125,204
Rexford Industrial Realty, Inc.	4,097	192,272
Safestore Holdings plc	3,969	39,843
SBA Communications Corp.	1,232	383,817
Segro plc	11,272	143,581
SOSiLA Logistics REIT, Inc.	59	84,244
Stockland	29,125	66,309
STORE Capital Corp.	2,236	52,971
16

	Shares/ Principal Amount	Value
Sun Communities, Inc.	1,185	$177,667
Unibail-Rodamco-Westfield(4)	354	18,583
UNITE Group plc (The)	1,290	15,927
Urban Edge Properties	1,723	18,057
VICI Properties, Inc.	4,008	87,014
Welltower, Inc.	5,688	304,649
Weyerhaeuser Co.	18,851	524,246
		6,719,619
Food and Staples Retailing — 0.2%
Cosmos Pharmaceutical Corp.	100	18,272
Costco Wholesale Corp.	314	102,216
Grocery Outlet Holding Corp.(2)	747	32,861
Kobe Bussan Co. Ltd.	400	24,597
Koninklijke Ahold Delhaize NV	11,871	342,191
Sprouts Farmers Market, Inc.(2)	822	21,684
Sysco Corp.	5,427	286,817
Zur Rose Group AG(2)	121	33,511
		862,149
Food Products — 0.4%
Ausnutria Dairy Corp. Ltd.	10,000	16,724
Bakkafrost P/F(2)	188	11,451
Beyond Meat, Inc.(2)	55	6,925
Conagra Brands, Inc.	8,876	332,406
Freshpet, Inc.(2)	289	27,759
J.M. Smucker Co. (The)	2,703	295,573
Kellogg Co.	3,103	214,076
Mondelez International, Inc., Class A	5,319	295,151
Orkla ASA	20,891	206,074
Vital Farms, Inc.(2)	386	13,610
		1,419,749
Gas Utilities — 0.1%
Atmos Energy Corp.	1,377	145,948
Chesapeake Utilities Corp.	287	24,249
Nippon Gas Co. Ltd.	900	42,110
Spire, Inc.	2,923	180,232
		392,539
Health Care Equipment and Supplies — 0.7%
Align Technology, Inc.(2)	704	206,849
Baxter International, Inc.	1,600	138,208
DexCom, Inc.(2)	392	170,732
Edwards Lifesciences Corp.(2)	1,903	149,214
Elekta AB, B Shares	7,852	80,539
Envista Holdings Corp.(2)	12,341	269,898
Globus Medical, Inc., Class A(2)	552	26,596
GVS SpA(2)	953	12,427
Hologic, Inc.(2)	1,650	115,137
ICU Medical, Inc.(2)	123	22,599
Inari Medical, Inc.(2)	94	5,285
Masimo Corp.(2)	719	158,266
Medtronic plc	1,675	161,604
Menicon Co. Ltd.	200	9,784
17

	Shares/ Principal Amount	Value
Nihon Kohden Corp.	400	$13,794
Olympus Corp.	5,200	93,329
OrthoPediatrics Corp.(2)	391	16,496
ResMed, Inc.	232	46,982
Silk Road Medical, Inc.(2)	792	36,796
Tandem Diabetes Care, Inc.(2)	320	33,427
Teleflex, Inc.	700	261,170
Zimmer Biomet Holdings, Inc.	5,085	685,763
		2,714,895
Health Care Providers and Services — 0.8%
Acadia Healthcare Co., Inc.(2)	615	18,333
Alfresa Holdings Corp.	4,800	98,621
Amedisys, Inc.(2)	693	162,273
Cardinal Health, Inc.	5,051	275,886
Chartwell Retirement Residences	7,650	56,370
Cigna Corp.	551	95,152
CVS Health Corp.	2,577	162,196
Encompass Health Corp.	3,788	257,887
HealthEquity, Inc.(2)	686	35,370
Henry Schein, Inc.(2)	3,850	264,610
Humana, Inc.	284	111,456
Korian SA(2)	60	2,465
McKesson Corp.	1,917	287,857
Option Care Health, Inc.(2)	1,773	20,886
Pennant Group, Inc. (The)(2)	921	23,080
Quest Diagnostics, Inc.	2,751	349,570
R1 RCM, Inc.(2)	3,479	47,558
RadNet, Inc.(2)	1,302	20,689
UnitedHealth Group, Inc.	884	267,657
Universal Health Services, Inc., Class B	3,211	352,889
		2,910,805
Health Care Technology — 0.2%
Cerner Corp.	3,820	265,299
CompuGroup Medical SE & Co. KgaA	215	18,832
Health Catalyst, Inc.(2)(4)	1,100	38,390
Phreesia, Inc.(2)	658	19,780
Teladoc Health, Inc.(2)	556	132,122
Veeva Systems, Inc., Class A(2)	1,033	273,301
		747,724
Hotels, Restaurants and Leisure — 0.3%
Basic-Fit NV(2)(4)	485	12,600
Brinker International, Inc.	869	23,367
Chipotle Mexican Grill, Inc.(2)	254	293,411
Churchill Downs, Inc.	288	39,894
Las Vegas Sands Corp.	2,129	92,910
Melco International Development Ltd.	6,000	11,223
Planet Fitness, Inc., Class A(2)	402	20,984
Sodexo SA	2,885	199,141
Starbucks Corp.	1,375	105,229
Sushiro Global Holdings Ltd.	1,100	23,324
Whitbread plc(2)	2,638	75,649
18

	Shares/ Principal Amount	Value
Wingstop, Inc.	290	$45,312
Wyndham Destinations, Inc.	493	13,114
Wyndham Hotels & Resorts, Inc.	1,616	71,363
		1,027,521
Household Durables — 0.1%
Bellway plc	337	11,286
Breville Group Ltd.	986	18,336
D.R. Horton, Inc.	2,392	158,255
Haseko Corp.	5,300	62,770
Man Wah Holdings Ltd.	18,400	20,929
Taylor Wimpey plc	41,957	65,453
Token Corp.	400	25,431
TopBuild Corp.(2)	262	34,563
		397,023
Household Products — 0.2%
Colgate-Palmolive Co.	1,567	120,972
Kimberly-Clark Corp.	849	129,082
Procter & Gamble Co. (The)	3,252	426,402
Reynolds Consumer Products, Inc.	1,013	34,503
		710,959
Independent Power and Renewable Electricity Producers†
Falck Renewables SpA	4,291	27,944
Innergex Renewable Energy, Inc.	2,129	36,541
		64,485
Industrial Conglomerates — 0.1%
Honeywell International, Inc.	1,412	210,910
Lifco AB, B Shares	257	19,702
Rheinmetall AG	153	14,494
		245,106
Insurance — 0.5%
Aegon NV	21,183	62,578
Aflac, Inc.	7,023	249,808
AIA Group Ltd.	10,000	89,614
Arthur J. Gallagher & Co.	1,728	185,743
Brown & Brown, Inc.	991	45,061
BRP Group, Inc., Class A(2)	2,240	39,088
Chubb Ltd.	3,701	470,915
eHealth, Inc.(2)	556	38,442
GoHealth, Inc., Class A(2)	178	3,159
Goosehead Insurance, Inc., Class A(2)	428	44,225
Kinsale Capital Group, Inc.	274	53,403
Lemonade, Inc.(2)	9	524
Marsh & McLennan Cos., Inc.	484	56,434
Muenchener Rueckversicherungs-Gesellschaft AG	302	80,293
Palomar Holdings, Inc.(2)	363	33,156
Progressive Corp. (The)	714	64,503
Prudential Financial, Inc.	710	44,993
Reinsurance Group of America, Inc.	2,181	185,930
SelectQuote, Inc.(2)(4)	4,774	85,407
Travelers Cos., Inc. (The)	845	96,685
		1,929,961
19

	Shares/ Principal Amount	Value
Interactive Media and Services — 0.4%
Alphabet, Inc., Class A(2)	522	$776,710
Baidu, Inc., ADR(2)	1,413	168,712
carsales.com Ltd.	1,303	17,202
EverQuote, Inc., Class A(2)	437	23,795
Facebook, Inc., Class A(2)	1,573	399,023
Kakaku.com, Inc.	900	21,801
Match Group, Inc.(2)	1,396	143,369
Tencent Holdings Ltd.	2,500	171,137
		1,721,749
Internet and Direct Marketing Retail — 0.4%
Alibaba Group Holding Ltd., ADR(2)	697	174,961
Amazon.com, Inc.(2)	318	1,006,368
ASOS plc(2)	2,612	115,327
boohoo Group plc(2)	7,675	26,385
Expedia Group, Inc.	1,154	93,486
HelloFresh SE(2)	525	28,579
Mercari, Inc.(2)	400	16,761
Wayfair, Inc., Class A(2)(4)	330	87,810
		1,549,677
IT Services — 0.7%
Accenture plc, Class A	1,028	231,074
Adyen NV(2)	100	166,949
Atos SE(2)	891	76,425
BASE, Inc.(2)	200	12,516
Bechtle AG	96	18,695
Capgemini SE	839	108,794
Capita plc(2)	70,050	31,681
Edenred	1,804	89,878
Euronet Worldwide, Inc.(2)	566	54,415
Fiserv, Inc.(2)	1,375	137,211
GDS Holdings Ltd., ADR(2)	3,085	247,695
GMO Payment Gateway, Inc.	100	10,474
I3 Verticals, Inc., Class A(2)	781	18,884
International Business Machines Corp.	721	88,640
MasterCard, Inc., Class A	879	271,198
NEXTDC Ltd.(2)	4,230	34,522
PayPal Holdings, Inc.(2)	1,654	324,300
Repay Holdings Corp.(2)	2,227	49,283
SHIFT, Inc.(2)	200	21,010
Square, Inc., Class A(2)	1,813	235,418
Twilio, Inc., Class A(2)	971	269,375
Visa, Inc., Class A	1,536	292,454
		2,790,891
Leisure Products — 0.1%
BRP, Inc.	635	28,445
Brunswick Corp.	528	35,365
Callaway Golf Co.	1,961	37,357
Games Workshop Group plc	284	32,761
MIPS AB	177	7,440
20

	Shares/ Principal Amount	Value
Peloton Interactive, Inc., Class A(2)	1,527	$104,172
		245,540
Life Sciences Tools and Services — 0.3%
Agilent Technologies, Inc.	1,647	158,655
Bruker Corp.	2,992	133,503
Evotec SE(2)	553	14,642
Lonza Group AG	285	177,901
Mettler-Toledo International, Inc.(2)	228	213,180
NeoGenomics, Inc.(2)	1,164	44,500
PRA Health Sciences, Inc.(2)	325	34,632
Repligen Corp.(2)	89	13,431
Tecan Group AG	67	28,182
Thermo Fisher Scientific, Inc.	474	196,212
		1,014,838
Machinery — 0.5%
Cummins, Inc.	2,021	390,578
Evoqua Water Technologies Corp.(2)	2,011	38,672
Graco, Inc.	2,088	111,165
Harmonic Drive Systems, Inc.	300	16,762
IMI plc	17,097	234,179
Kornit Digital Ltd.(2)	273	14,630
Lincoln Electric Holdings, Inc.	1,001	90,480
Nabtesco Corp.	1,000	30,230
Navistar International Corp.(2)	947	30,332
Oshkosh Corp.	1,791	140,987
PACCAR, Inc.	3,224	274,298
Parker-Hannifin Corp.	1,353	242,079
Techtronic Industries Co. Ltd.	11,000	115,112
Valmet Oyj	411	11,540
		1,741,044
Media — 0.2%
Atresmedia Corp. de Medios de Comunicacion SA	7,196	19,648
Comcast Corp., Class A	3,348	143,294
Fox Corp., Class B	8,523	219,638
Future plc	1,084	19,684
Nippon Television Holdings, Inc.	8,400	91,202
Publicis Groupe SA	3,253	104,874
Stroeer SE & Co. KGaA(2)	319	21,817
TV Asahi Holdings Corp.	2,800	38,504
WPP plc	15,322	114,598
		773,259
Metals and Mining†
Saracen Mineral Holdings Ltd.(2)	8,107	34,943
Mortgage Real Estate Investment Trusts (REITs)†
AGNC Investment Corp.	3,225	43,860
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	920	32,228
PennyMac Mortgage Investment Trust	1,564	29,481
		105,569
Multi-Utilities — 0.1%
Ameren Corp.	1,444	115,867
CMS Energy Corp.	1,218	78,171
21

	Shares/ Principal Amount	Value
NorthWestern Corp.	5,170	$290,864
		484,902
Multiline Retail — 0.1%
Magazine Luiza SA	8,298	127,829
Pan Pacific International Holdings Corp.	3,700	83,895
Seria Co. Ltd.	500	19,991
Target Corp.	747	94,032
		325,747
Oil, Gas and Consumable Fuels — 0.5%
Cimarex Energy Co.	2,492	60,954
CNOOC Ltd.	161,000	170,558
CNOOC Ltd., ADR	90	9,508
ConocoPhillips	11,595	433,537
Eni SpA	14,549	130,126
Gazprom PJSC, ADR	8,741	42,604
Gazprom PJSC	28,515	70,212
Gibson Energy, Inc.	811	13,357
Neste Oyj	2,501	115,046
Noble Energy, Inc.	15,304	152,887
Parex Resources, Inc.(2)	1,597	19,315
PetroChina Co. Ltd., H Shares	342,000	117,617
Phillips 66	1,998	123,916
Saras SpA(2)	70,901	52,443
Surgutneftegas PJSC, Preference Shares	367,071	185,200
TOTAL SE	5,009	185,976
Valero Energy Corp.	964	54,206
		1,937,462
Paper and Forest Products — 0.1%
Mondi plc	12,354	221,639
Personal Products — 0.1%
elf Beauty, Inc.(2)	839	14,985
Estee Lauder Cos., Inc. (The), Class A	351	69,336
Jamieson Wellness, Inc.	458	13,185
Ontex Group NV(2)	3,258	46,555
Shiseido Co. Ltd.	1,700	94,212
		238,273
Pharmaceuticals — 0.5%
ALK-Abello A/S(2)	49	13,885
AstraZeneca plc	1,255	139,196
Axsome Therapeutics, Inc.(2)	199	14,195
Bristol-Myers Squibb Co.	3,587	210,413
GlaxoSmithKline plc	14,184	284,838
Horizon Therapeutics plc(2)	2,296	140,492
Merck & Co., Inc.	3,348	268,644
MyoKardia, Inc.(2)	250	22,533
Novo Nordisk A/S, B Shares	3,695	243,784
Optinose, Inc.(2)(4)	734	3,740
Reata Pharmaceuticals, Inc., Class A(2)	89	13,145
Sanofi	718	75,061
Sanofi, ADR	4,666	244,732
22

	Shares/ Principal Amount	Value
Zoetis, Inc.	825	$125,136
		1,799,794
Professional Services — 0.2%
ASGN, Inc.(2)	375	25,673
CoStar Group, Inc.(2)	64	54,385
IHS Markit Ltd.	2,722	219,747
IR Japan Holdings Ltd.	200	22,114
Nihon M&A Center, Inc.	200	9,695
Randstad NV	988	47,625
Recruit Holdings Co. Ltd.	4,300	133,456
Teleperformance	428	125,257
UT Group Co. Ltd.(2)	1,100	22,564
Verisk Analytics, Inc.	1,021	192,673
		853,189
Real Estate Management and Development — 0.1%
Aroundtown SA(2)	6,665	40,204
Colliers International Group, Inc.	386	20,879
ESR Cayman Ltd.(2)	16,400	40,437
Fastighets AB Balder, B Shares(2)	482	19,914
FirstService Corp.	677	80,970
Open House Co. Ltd.	2,300	65,360
Samhallsbyggnadsbolaget i Norden AB(4)	25,098	68,232
Shimao Group Holdings Ltd.	11,000	46,698
Shurgard Self Storage SA	790	31,040
VGP NV	427	59,183
		472,917
Road and Rail — 0.3%
ArcBest Corp.	549	16,684
Heartland Express, Inc.	9,595	194,635
J.B. Hunt Transport Services, Inc.	1,021	132,117
Norfolk Southern Corp.	2,190	420,940
Sixt SE(2)	180	13,499
TFI International, Inc.	1,444	62,657
Union Pacific Corp.	1,144	198,312
		1,038,844
Semiconductors and Semiconductor Equipment — 0.8%
Advanced Micro Devices, Inc.(2)	1,565	121,178
Applied Materials, Inc.	6,920	445,164
ASM International NV	171	25,972
ASML Holding NV	389	137,412
Broadcom, Inc.	401	127,017
Entegris, Inc.	213	15,317
Infineon Technologies AG	5,532	138,265
Inphi Corp.(2)	239	31,228
Intel Corp.	2,977	142,092
Lasertec Corp.	100	8,875
Lattice Semiconductor Corp.(2)	987	30,686
Marvell Technology Group Ltd.	3,928	143,254
Maxim Integrated Products, Inc.	3,824	260,376
Microchip Technology, Inc.	1,277	129,909
MKS Instruments, Inc.	199	25,361
23

	Shares/ Principal Amount	Value
Nova Measuring Instruments Ltd.(2)	442	$22,719
NVIDIA Corp.	710	301,459
PDF Solutions, Inc.(2)	915	22,491
Power Integrations, Inc.	318	38,805
Semtech Corp.(2)	636	35,444
SiTime Corp.(2)	311	16,530
Skyworks Solutions, Inc.	1,138	165,670
SOITEC(2)	218	25,733
Taiwan Semiconductor Manufacturing Co. Ltd.	14,000	204,893
Teradyne, Inc.	2,441	217,151
Texas Instruments, Inc.	605	77,168
Xilinx, Inc.	2,353	252,594
		3,162,763
Software — 1.1%
Adobe, Inc.(2)	420	186,614
Atlassian Corp. plc, Class A(2)	659	116,412
Avast plc	5,109	38,588
Cadence Design Systems, Inc.(2)	4,601	502,659
Coupa Software, Inc.(2)	378	115,838
Dassault Systemes SE	558	101,786
Descartes Systems Group, Inc. (The)(2)	450	25,335
DocuSign, Inc.(2)	770	166,959
Envestnet, Inc.(2)	1,857	150,788
Everbridge, Inc.(2)	437	62,404
Five9, Inc.(2)	379	45,791
Globant SA(2)	190	32,859
Kinaxis, Inc.(2)	97	14,730
Manhattan Associates, Inc.(2)	2,261	216,581
Microsoft Corp.	7,171	1,470,127
Model N, Inc.(2)	1,259	48,421
nCino, Inc.(2)	689	54,500
Netcompany Group A/S(2)	315	22,734
Palo Alto Networks, Inc.(2)	749	191,684
Paylocity Holding Corp.(2)	124	16,517
Rapid7, Inc.(2)	430	25,615
RealPage, Inc.(2)	638	40,200
RingCentral, Inc., Class A(2)	625	181,419
SailPoint Technologies Holdings, Inc.(2)	927	29,200
salesforce.com, Inc.(2)	781	152,178
Sinch AB(2)	258	20,216
Splunk, Inc.(2)	1,413	296,476
TeamViewer AG(2)	419	22,649
Vertex, Inc., Class A(2)	61	1,437
		4,350,717
Specialty Retail — 0.4%
Advance Auto Parts, Inc.	2,032	305,084
Bilia AB, A Shares(2)	1,948	19,051
Burlington Stores, Inc.(2)	753	141,564
Five Below, Inc.(2)	1,139	124,048
Home Depot, Inc. (The)	1,557	413,368
JD Sports Fashion plc	2,120	16,913
24

		Shares/ Principal Amount	Value
Kingfisher plc		68,378	$217,675
Lithia Motors, Inc., Class A		209	47,892
National Vision Holdings, Inc.(2)		1,231	39,380
TJX Cos., Inc. (The)		3,530	183,525
			1,508,500
Technology Hardware, Storage and Peripherals — 0.4%
Apple, Inc.		2,934	1,247,067
HP, Inc.		12,861	226,097
			1,473,164
Textiles, Apparel and Luxury Goods — 0.2%
ANTA Sports Products Ltd.		8,000	76,004
Crocs, Inc.(2)		1,066	38,312
Deckers Outdoor Corp.(2)		207	43,315
lululemon athletica, Inc.(2)		543	176,795
LVMH Moet Hennessy Louis Vuitton SE		266	115,572
NIKE, Inc., Class B		2,309	225,381
Pandora A/S		299	19,068
Puma SE(2)		1,323	102,943
VF Corp.		1,028	62,050
			859,440
Thrifts and Mortgage Finance — 0.1%
Capitol Federal Financial, Inc.		16,202	156,349
NMI Holdings, Inc., Class A(2)		2,575	39,964
			196,313
Trading Companies and Distributors — 0.2%
AddTech AB, B Shares		258	12,028
Applied Industrial Technologies, Inc.		671	42,354
Beijer Ref AB		482	18,882
Diploma plc		711	16,985
Electrocomponents plc		2,664	22,986
IMCD NV		58	6,014
MonotaRO Co. Ltd.		2,400	102,554
MSC Industrial Direct Co., Inc., Class A		4,102	270,773
Seven Group Holdings Ltd.(4)		2,414	29,335
SiteOne Landscape Supply, Inc.(2)		243	31,111
Yamazen Corp.		2,600	23,613
			576,635
Wireless Telecommunication Services — 0.1%
Rogers Communications, Inc., Class B		5,429	221,708
TOTAL COMMON STOCKS (Cost $55,325,544)			74,043,006
CORPORATE BONDS — 6.9%
Aerospace and Defense — 0.1%
Bombardier, Inc., 8.75%, 12/1/21(5)		$25,000	25,042
Howmet Aerospace, Inc., 5.125%, 10/1/24		50,000	53,159
Raytheon Technologies Corp., 5.70%, 4/15/40		75,000	109,608
			187,809
Airlines†
United Airlines Holdings, Inc., 5.00%, 2/1/24		45,000	37,688
Automobiles — 0.2%
BMW Finance NV, MTN, 1.00%, 2/15/22	EUR	40,000	47,932
25

		Shares/ Principal Amount	Value
BMW Finance NV, MTN, 0.875%, 4/3/25	EUR	50,000	$61,434
Ford Motor Credit Co. LLC, 5.875%, 8/2/21		$240,000	246,750
General Motors Co., 5.15%, 4/1/38		100,000	107,471
General Motors Financial Co., Inc., 3.20%, 7/6/21		190,000	193,141
			656,728
Banks — 1.4%
Akbank T.A.S., 5.00%, 10/24/22		50,000	49,080
Avi Funding Co. Ltd., 3.80%, 9/16/25(5)		102,000	114,531
Banco Santander SA, MTN, 2.50%, 3/18/25	EUR	200,000	248,674
Banistmo SA, 3.65%, 9/19/22		$120,000	121,022
Bank of America Corp., MTN, 2.30%, 7/25/25	GBP	100,000	139,721
Bank of America Corp., VRN, 3.42%, 12/20/28		$56,000	63,354
Bank of Montreal, MTN, 3.30%, 2/5/24		266,000	290,645
Barclays plc, MTN, VRN, 2.00%, 2/7/28	EUR	200,000	236,005
BPCE SA, VRN, 2.75%, 7/8/26	EUR	100,000	120,246
CaixaBank SA, MTN, VRN, 2.75%, 7/14/28	EUR	100,000	120,927
Citigroup, Inc., VRN, 3.52%, 10/27/28		$210,000	236,812
Co-Operative Bank plc (The), 4.75%, 11/11/21 (Secured)	GBP	200,000	273,409
Commerzbank AG, MTN, 4.00%, 3/23/26	EUR	120,000	148,781
Cooperatieve Rabobank UA, VRN, 2.50%, 5/26/26	EUR	100,000	119,322
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	100,000	155,595
European Financial Stability Facility, MTN, 2.125%, 2/19/24	EUR	351,000	452,928
European Financial Stability Facility, MTN, 0.40%, 5/31/26	EUR	400,000	495,989
European Financial Stability Facility, MTN, 2.35%, 7/29/44	EUR	62,000	112,824
European Investment Bank, MTN, 2.25%, 10/14/22	EUR	165,000	206,866
Fifth Third BanCorp., 4.30%, 1/16/24		$60,000	66,457
HSBC Bank plc, MTN, VRN, 5.375%, 11/4/30	GBP	90,000	137,400
ING Groep NV, MTN, 2.125%, 1/10/26	EUR	300,000	390,335
Intercorp Financial Services, Inc., 4.125%, 10/19/27(5)		$125,000	127,188
Kreditanstalt fuer Wiederaufbau, 4.625%, 1/4/23	EUR	250,000	332,240
Lloyds Bank plc, MTN, 7.625%, 4/22/25	GBP	80,000	132,320
Natwest Group plc, 6.125%, 12/15/22		$25,000	27,398
Santander UK plc, MTN, 5.125%, 4/14/21	GBP	100,000	135,188
UniCredit SpA, MTN, VRN, 5.75%, 10/28/25	EUR	100,000	119,235
Wells Fargo & Co., 4.125%, 8/15/23		$100,000	109,367
Woori Bank, MTN, 4.75%, 4/30/24		61,000	67,219
			5,351,078
Beverages — 0.1%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46		180,000	231,567
Anheuser-Busch InBev SA, MTN, 1.50%, 3/17/25	EUR	50,000	62,971
			294,538
Biotechnology — 0.2%
AbbVie, Inc., 3.25%, 10/1/22(5)		$190,000	199,285
AbbVie, Inc., 3.85%, 6/15/24(5)		80,000	88,698
AbbVie, Inc., 3.60%, 5/14/25		40,000	44,814
AbbVie, Inc., 4.55%, 3/15/35(5)		80,000	102,241
AbbVie, Inc., 4.40%, 11/6/42		130,000	165,143
Gilead Sciences, Inc., 3.65%, 3/1/26		230,000	265,369
			865,550
Capital Markets — 0.3%
Credit Suisse Group AG, VRN, 2.125%, 9/12/25	GBP	100,000	134,873
26

		Shares/ Principal Amount	Value
Criteria Caixa SA, MTN, 1.50%, 5/10/23	EUR	100,000	$121,488
Goldman Sachs Group, Inc. (The), 5.50%, 10/12/21	GBP	50,000	68,788
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26		$305,000	340,504
MDGH - GMTN B.V., 3.25%, 4/28/22(5)		41,000	42,654
Morgan Stanley, MTN, 3.70%, 10/23/24		250,000	279,440
Morgan Stanley, MTN, VRN, 2.70%, 1/22/31		250,000	272,740
SURA Asset Management SA, 4.375%, 4/11/27		40,000	43,182
			1,303,669
Chemicals†
Element Solutions, Inc., 5.875%, 12/1/25(5)		10,000	10,356
Equate Petrochemical BV, 4.25%, 11/3/26(5)		34,000	36,600
Huntsman International LLC, 5.125%, 11/15/22		25,000	26,720
Tronox Finance plc, 5.75%, 10/1/25(5)		10,000	9,936
			83,612
Commercial Services and Supplies — 0.1%
ADT Security Corp. (The), 6.25%, 10/15/21		20,000	21,045
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(5)		60,000	60,324
Republic Services, Inc., 3.55%, 6/1/22		220,000	230,988
			312,357
Communications Equipment†
CommScope Technologies LLC, 6.00%, 6/15/25(5)		25,000	25,579
CommScope, Inc., 5.50%, 3/1/24(5)		94,000	97,749
			123,328
Construction Materials†
Cemex SAB de CV, 6.125%, 5/5/25		80,000	81,708
Consumer Finance — 0.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 5.00%, 10/1/21		150,000	153,747
Capital One Financial Corp., 3.80%, 1/31/28		190,000	214,452
Navient Corp., 5.00%, 10/26/20		45,000	45,407
Navient Corp., 5.50%, 1/25/23		20,000	20,562
Park Aerospace Holdings Ltd., 5.25%, 8/15/22(5)		20,000	19,280
			453,448
Containers and Packaging†
Berry Global, Inc., 5.125%, 7/15/23		22,000	22,330
Mauser Packaging Solutions Holding Co., 5.50%, 4/15/24(5)		10,000	10,210
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(5)		30,000	30,497
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.00%, 7/15/24(5)		40,000	40,800
Sealed Air Corp., 5.125%, 12/1/24(5)		25,000	27,578
			131,415
Diversified Financial Services — 1.2%
Fiore Capital LLC, VRDN, 0.45%, 8/7/20 (LOC: Wells Fargo Bank N.A.)		1,500,000	1,500,000
Gulf Gate Apartments LLC, VRN, 0.20%, (Acquired 9/29/03 - 11/10/03, Cost $3,000,000), 9/1/28(6)		3,000,000	3,000,000
			4,500,000
Diversified Telecommunication Services — 0.3%
Altice France SA, 7.375%, 5/1/26(5)		35,000	37,369
AT&T, Inc., 4.45%, 4/1/24		6,000	6,766
AT&T, Inc., 1.65%, 2/1/28(7)		90,000	91,801
AT&T, Inc., 2.60%, 12/17/29	EUR	100,000	135,779
27

		Shares/ Principal Amount	Value
AT&T, Inc., 5.15%, 11/15/46		$91,000	$117,623
CenturyLink, Inc., 5.80%, 3/15/22		10,000	10,547
Deutsche Telekom International Finance BV, MTN, 1.25%, 10/6/23	GBP	50,000	66,845
Deutsche Telekom International Finance BV, MTN, 0.875%, 1/30/24	EUR	40,000	48,728
Hughes Satellite Systems Corp., 5.25%, 8/1/26		$25,000	27,536
Ooredoo International Finance Ltd., 3.75%, 6/22/26(5)		61,000	68,225
Telefonica Europe BV, VRN, 5.875%, 3/31/24	EUR	100,000	129,435
Turk Telekomunikasyon AS, 4.875%, 6/19/24(5)		$80,000	78,498
Verizon Communications, Inc., 3.15%, 3/22/30		32,000	36,807
Verizon Communications, Inc., 4.40%, 11/1/34		285,000	368,065
			1,224,024
Electric Utilities — 0.3%
Berkshire Hathaway Energy Co., 3.50%, 2/1/25		80,000	89,153
Berkshire Hathaway Energy Co., 3.80%, 7/15/48		70,000	89,210
Duke Energy Florida LLC, 6.35%, 9/15/37		70,000	111,114
Duke Energy Florida LLC, 3.85%, 11/15/42		80,000	101,119
Duke Energy Progress LLC, 4.15%, 12/1/44		9,000	11,978
Exelon Corp., 4.45%, 4/15/46		30,000	39,023
Exelon Generation Co. LLC, 4.25%, 6/15/22		60,000	63,645
FirstEnergy Corp., 4.85%, 7/15/47		30,000	37,135
Florida Power & Light Co., 3.95%, 3/1/48		50,000	68,848
Greenko Investment Co., 4.875%, 8/16/23(5)		41,000	41,149
Israel Electric Corp. Ltd., 6.875%, 6/21/23(5)		41,000	47,065
MidAmerican Energy Co., 4.40%, 10/15/44		40,000	54,449
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(5)		50,000	54,500
Progress Energy, Inc., 3.15%, 4/1/22		60,000	62,343
Southern Co. Gas Capital Corp., 3.95%, 10/1/46		30,000	36,460
SSE plc, VRN, 2.375%, 4/1/21	EUR	100,000	118,395
Xcel Energy, Inc., 3.35%, 12/1/26		$40,000	45,739
			1,071,325
Equity Real Estate Investment Trusts (REITs) — 0.1%
Equinix, Inc., 5.375%, 5/15/27		20,000	22,053
Essex Portfolio LP, 3.25%, 5/1/23		30,000	31,632
GLP Capital LP / GLP Financing II, Inc., 5.375%, 11/1/23		20,000	21,456
Iron Mountain, Inc., 4.875%, 9/15/27(5)		20,000	20,833
Kilroy Realty LP, 3.80%, 1/15/23		100,000	103,724
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24		20,000	21,752
			221,450
Food and Staples Retailing†
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 6.625%, 6/15/24		35,000	36,456
Kroger Co. (The), 3.875%, 10/15/46		50,000	60,402
Tesco plc, MTN, 5.00%, 3/24/23	GBP	50,000	71,957
			168,815
Food Products — 0.1%
B&G Foods, Inc., 5.25%, 4/1/25		$20,000	20,923
JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 7/15/24(5)		10,000	10,222
JBS USA LUX SA / JBS USA Finance, Inc., 5.75%, 6/15/25(5)		30,000	30,863
28

	Shares/ Principal Amount	Value
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(5)	$70,000	$73,507
MHP SE, 7.75%, 5/10/24(5)	51,000	53,771
Minerva Luxembourg SA, 5.875%, 1/19/28(5)	30,000	31,350
Pilgrim's Pride Corp., 5.75%, 3/15/25(5)	70,000	71,837
Post Holdings, Inc., 5.00%, 8/15/26(5)	40,000	41,988
		334,461
Gas Utilities†
Perusahaan Gas Negara Tbk PT, 5.125%, 5/16/24	82,000	89,576
Health Care Equipment and Supplies†
Medtronic, Inc., 4.375%, 3/15/35	136,000	184,791
Health Care Providers and Services — 0.2%
Aetna, Inc., 2.75%, 11/15/22	90,000	93,905
CHS / Community Health Systems, Inc., 6.25%, 3/31/23	20,000	20,175
CHS / Community Health Systems, Inc., 8.00%, 12/15/27(5)	14,000	14,114
CHS / Community Health Systems, Inc., 6.875%, 4/1/28(5)	35,000	12,578
CVS Health Corp., 4.30%, 3/25/28	130,000	154,538
CVS Health Corp., 4.78%, 3/25/38	60,000	77,220
HCA, Inc., 4.50%, 2/15/27	45,000	51,863
Team Health Holdings, Inc., 6.375%, 2/1/25(5)	10,000	5,850
Tenet Healthcare Corp., 6.75%, 6/15/23	40,000	42,240
Tenet Healthcare Corp., 5.125%, 5/1/25	50,000	51,498
UnitedHealth Group, Inc., 2.875%, 3/15/22	120,000	124,180
UnitedHealth Group, Inc., 3.75%, 7/15/25	50,000	57,539
		705,700
Hotels, Restaurants and Leisure — 0.1%
1011778 BC ULC / New Red Finance, Inc., 5.00%, 10/15/25(5)	30,000	30,849
Boyd Gaming Corp., 6.375%, 4/1/26	25,000	25,597
Golden Nugget, Inc., 6.75%, 10/15/24(5)	30,000	21,038
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 4.625%, 4/1/25	20,000	20,398
McDonald's Corp., MTN, 4.70%, 12/9/35	40,000	52,696
MGM Resorts International, 6.00%, 3/15/23	30,000	31,428
MGM Resorts International, 4.625%, 9/1/26	8,000	7,767
Penn National Gaming, Inc., 5.625%, 1/15/27(5)	35,000	34,588
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25(5)	55,000	51,837
Yum! Brands, Inc., 3.75%, 11/1/21	25,000	25,528
		301,726
Household Durables — 0.1%
Lennar Corp., 4.75%, 4/1/21	70,000	71,034
Meritage Homes Corp., 5.125%, 6/6/27	40,000	42,942
PulteGroup, Inc., 5.50%, 3/1/26	20,000	23,164
Taylor Morrison Communities, Inc., 5.875%, 1/31/25(5)	6,000	6,208
Toll Brothers Finance Corp., 4.35%, 2/15/28	80,000	86,885
		230,233
Household Products†
Spectrum Brands, Inc., 5.75%, 7/15/25	40,000	41,300
Independent Power and Renewable Electricity Producers†
Listrindo Capital BV, 4.95%, 9/14/26	41,000	42,538
Insurance — 0.2%
American International Group, Inc., 4.50%, 7/16/44	70,000	86,610
29

		Shares/ Principal Amount	Value
AXA SA, 7.125%, 12/15/20	GBP	110,000	$146,976
AXA SA, MTN, VRN, 3.375%, 7/6/47	EUR	200,000	266,927
Hartford Financial Services Group, Inc. (The), 3.60%, 8/19/49		$54,000	63,344
Markel Corp., 4.90%, 7/1/22		120,000	129,164
Metropolitan Life Global Funding I, 3.00%, 1/10/23(5)		100,000	106,331
WR Berkley Corp., 4.625%, 3/15/22		80,000	84,161
			883,513
Interactive Media and Services†
Rackspace Hosting, Inc., 8.625%, 11/15/24(5)		25,000	26,136
Tencent Holdings Ltd., 3.80%, 2/11/25(5)		61,000	67,704
			93,840
Internet and Direct Marketing Retail†
Alibaba Group Holding Ltd., 2.80%, 6/6/23		140,000	149,036
IT Services†
International Business Machines Corp., 1.75%, 3/7/28	EUR	100,000	130,407
Media — 0.4%
CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 2/15/26(5)		$45,000	47,081
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/27(5)		30,000	31,868
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25		130,000	150,807
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45		20,000	28,192
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.80%, 3/1/50		180,000	217,502
Comcast Corp., 2.80%, 1/15/51		80,000	87,277
CSC Holdings LLC, 5.25%, 6/1/24		45,000	49,612
CSC Holdings LLC, 6.625%, 10/15/25(5)		50,000	52,375
CSC Holdings LLC, 5.50%, 5/15/26(5)		25,000	26,250
DISH DBS Corp., 6.75%, 6/1/21		25,000	25,869
Gray Television, Inc., 5.875%, 7/15/26(5)		40,000	41,465
Nexstar Broadcasting, Inc., 5.625%, 8/1/24(5)		25,000	25,753
Sinclair Television Group, Inc., 5.625%, 8/1/24(5)		30,000	30,416
TEGNA, Inc., 5.50%, 9/15/24(5)		30,000	30,746
TEGNA, Inc., 4.625%, 3/15/28(5)		375,000	371,719
WPP Finance 2013, MTN, 3.00%, 11/20/23	EUR	100,000	127,932
			1,344,864
Metals and Mining — 0.1%
Alcoa Nederland Holding BV, 6.75%, 9/30/24(5)		$20,000	20,914
First Quantum Minerals Ltd., 7.25%, 4/1/23		50,000	50,299
First Quantum Minerals Ltd., 6.50%, 3/1/24(5)		110,000	108,110
Nexa Resources SA, 5.375%, 5/4/27		92,000	95,709
Vedanta Resources Ltd., 6.125%, 8/9/24(5)		87,000	57,246
			332,278
Multi-Utilities — 0.2%
Abu Dhabi National Energy Co. PJSC, 5.875%, 12/13/21(5)		82,000	87,626
Abu Dhabi National Energy Co. PJSC, 3.625%, 1/12/23(5)		61,000	64,849
Centrica plc, VRN, 5.25%, 4/10/75	GBP	100,000	139,401
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43		$60,000	74,450
Dominion Energy, Inc., 4.90%, 8/1/41		70,000	94,841
NiSource, Inc., 5.65%, 2/1/45		70,000	102,957
Sempra Energy, 2.875%, 10/1/22		130,000	135,176
30

		Shares/ Principal Amount	Value
Sempra Energy, 3.25%, 6/15/27		$80,000	$90,334
Sempra Energy, 4.00%, 2/1/48		40,000	48,960
			838,594
Oil, Gas and Consumable Fuels — 0.6%
Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/25		40,000	45,664
Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/27		20,000	22,640
CNOOC Finance 2013 Ltd., 3.00%, 5/9/23		102,000	107,277
CNX Resources Corp., 5.875%, 4/15/22		15,000	14,897
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 4/1/25		25,000	23,922
Ecopetrol SA, 5.875%, 5/28/45		130,000	149,032
Enbridge, Inc., 4.00%, 10/1/23		70,000	76,193
Energy Transfer Operating LP, 3.60%, 2/1/23		14,000	14,401
Enterprise Products Operating LLC, 4.85%, 3/15/44		220,000	266,812
Gazprom PJSC Via Gaz Capital SA, 6.51%, 3/7/22(5)		56,000	60,154
Gazprom PJSC Via Gaz Capital SA, 7.29%, 8/16/37(5)		56,000	80,866
Genesis Energy LP / Genesis Energy Finance Corp., 5.625%, 6/15/24		5,000	4,637
Gulfport Energy Corp., 6.00%, 10/15/24		15,000	7,901
Gulfport Energy Corp., 6.375%, 5/15/25		25,000	12,091
KazTransGas JSC, 4.375%, 9/26/27(5)		82,000	89,496
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39		200,000	264,499
MEG Energy Corp., 6.50%, 1/15/25(5)		21,000	20,649
MPLX LP, 6.25%, 10/15/22		9,000	9,090
MPLX LP, 4.875%, 12/1/24		25,000	28,150
MPLX LP, 4.875%, 6/1/25		30,000	34,025
MPLX LP, 4.50%, 4/15/38		40,000	42,654
MPLX LP, 5.20%, 3/1/47		20,000	22,605
Oasis Petroleum, Inc., 6.875%, 3/15/22		40,000	7,539
Ovintiv, Inc., 6.50%, 2/1/38		50,000	44,272
Parsley Energy LLC / Parsley Finance Corp., 5.375%, 1/15/25(5)		40,000	41,312
Petrobras Global Finance BV, 5.75%, 2/1/29		150,000	162,270
Petroleos Mexicanos, 6.50%, 3/13/27		55,000	52,468
QEP Resources, Inc., 5.375%, 10/1/22		50,000	40,176
SM Energy Co., 5.00%, 1/15/24		25,000	13,841
Southwestern Energy Co., 6.45%, 1/23/25		35,000	32,437
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23		45,000	45,455
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.125%, 2/1/25		20,000	20,362
TOTAL SE, MTN, VRN, 2.25%, 2/26/21	EUR	100,000	118,587
Williams Cos., Inc. (The), 4.125%, 11/15/20		$20,000	20,019
Williams Cos., Inc. (The), 4.55%, 6/24/24		170,000	189,272
			2,185,665
Pharmaceuticals — 0.1%
Bausch Health Cos., Inc., 5.50%, 3/1/23(5)		20,000	20,073
Bausch Health Cos., Inc., 7.00%, 3/15/24(5)		15,000	15,690
Bausch Health Cos., Inc., 6.125%, 4/15/25(5)		85,000	87,848
Bristol-Myers Squibb Co., 3.25%, 8/15/22		90,000	95,228
Bristol-Myers Squibb Co., 3.625%, 5/15/24		15,000	16,624
			235,463
31

		Shares/ Principal Amount	Value
Road and Rail — 0.1%
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41		$90,000	$126,924
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43		16,000	21,850
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45		40,000	53,365
United Rentals North America, Inc., 5.50%, 7/15/25		45,000	46,309
United Rentals North America, Inc., 5.50%, 5/15/27		15,000	16,172
			264,620
Software — 0.1%
Oracle Corp., 3.625%, 7/15/23		60,000	65,620
Oracle Corp., 2.65%, 7/15/26		180,000	198,523
			264,143
Specialty Retail — 0.1%
Home Depot, Inc. (The), 3.35%, 4/15/50		130,000	159,072
L Brands, Inc., 5.625%, 2/15/22		40,000	40,829
PetSmart, Inc., 5.875%, 6/1/25(5)		10,000	10,275
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.50%, 6/1/24		60,000	61,309
			271,485
Technology Hardware, Storage and Peripherals†
Dell International LLC / EMC Corp., 7.125%, 6/15/24(5)		70,000	72,745
Western Digital Corp., 4.75%, 2/15/26		20,000	21,775
			94,520
Trading Companies and Distributors†
Beacon Roofing Supply, Inc., 4.875%, 11/1/25(5)		30,000	29,421
Transportation Infrastructure†
Rumo Luxembourg Sarl, 7.375%, 2/9/24		70,000	73,927
Wireless Telecommunication Services — 0.1%
C&W Senior Financing DAC, 6.875%, 9/15/27(5)		97,000	103,922
Millicom International Cellular SA, 5.125%, 1/15/28(5)		102,000	107,094
Sprint Corp., 7.25%, 9/15/21		85,000	89,994
Sprint Corp., 7.875%, 9/15/23		35,000	40,687
Sprint Corp., 7.125%, 6/15/24		70,000	81,754
T-Mobile USA, Inc., 6.375%, 3/1/25		30,000	30,826
T-Mobile USA, Inc., 6.50%, 1/15/26		10,000	10,554
			464,831
TOTAL CORPORATE BONDS (Cost $25,131,319)			26,655,474
SOVEREIGN GOVERNMENTS AND AGENCIES — 6.7%
Australia — 0.7%
Australia Government Bond, 2.75%, 4/21/24	AUD	1,012,000	788,477
Australia Government Bond, 3.00%, 3/21/47	AUD	1,655,000	1,523,671
New South Wales Treasury Corp., 3.00%, 3/20/28	AUD	285,000	232,754
			2,544,902
Austria — 0.1%
Republic of Austria Government Bond, 3.40%, 11/22/22(5)	EUR	126,000	162,413
Republic of Austria Government Bond, 0.75%, 10/20/26(5)	EUR	140,000	178,395
Republic of Austria Government Bond, 4.15%, 3/15/37(5)	EUR	101,000	202,219
			543,027
Belgium†
Kingdom of Belgium Government Bond, 4.25%, 3/28/41(5)	EUR	47,000	99,034
Canada — 0.4%
Province of British Columbia Canada, 3.25%, 12/18/21	CAD	302,000	234,678
32

		Shares/ Principal Amount	Value
Province of British Columbia Canada, 2.85%, 6/18/25	CAD	684,000	$563,638
Province of Quebec Canada, 3.00%, 9/1/23	CAD	460,000	369,844
Province of Quebec Canada, 5.75%, 12/1/36	CAD	325,000	387,040
Province of Quebec Canada, 5.00%, 12/1/41	CAD	33,000	38,753
Province of Quebec Canada, 3.50%, 12/1/48	CAD	102,000	104,570
			1,698,523
China — 0.7%
China Government Bond, 3.25%, 6/6/26	CNY	550,000	80,208
China Government Bond, 3.29%, 5/23/29	CNY	400,000	58,358
China Government Bond, 3.39%, 3/16/50	CNY	18,340,000	2,484,052
			2,622,618
Colombia†
Colombia Government International Bond, 7.375%, 9/18/37		$100,000	146,400
Czech Republic†
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	2,100,000	103,648
Denmark†
Denmark Government Bond, 0.50%, 11/15/27	DKK	517,000	87,734
Denmark Government Bond, 4.50%, 11/15/39	DKK	260,000	78,288
			166,022
Finland — 0.6%
Finland Government Bond, 4.00%, 7/4/25(5)	EUR	173,000	251,206
Finland Government Bond, 0.125%, 4/15/36(5)	EUR	1,750,000	2,124,515
			2,375,721
France — 0.4%
French Republic Government Bond OAT, 2.50%, 5/25/30	EUR	1,170,000	1,754,027
Indonesia — 0.1%
Indonesia Treasury Bond, 8.375%, 9/15/26	IDR	3,000,000,000	226,538
Ireland — 0.1%
Ireland Government Bond, 3.40%, 3/18/24	EUR	196,000	264,208
Italy — 0.4%
Italy Buoni Poliennali Del Tesoro, 1.50%, 6/1/25	EUR	263,000	324,970
Italy Buoni Poliennali Del Tesoro, 2.00%, 12/1/25	EUR	971,000	1,232,386
			1,557,356
Japan — 2.1%
Japan Government Ten Year Bond, 0.80%, 6/20/23	JPY	31,500,000	305,741
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	161,750,000	2,048,110
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	154,250,000	1,931,682
Japan Government Thirty Year Bond, 1.40%, 12/20/45	JPY	39,200,000	453,156
Japan Government Twenty Year Bond, 2.10%, 12/20/26	JPY	313,550,000	3,384,256
			8,122,945
Malaysia — 0.1%
Malaysia Government Bond, 3.96%, 9/15/25	MYR	785,000	201,533
Mexico — 0.2%
Mexican Bonos, 6.50%, 6/9/22	MXN	7,800,000	362,510
Mexico Government International Bond, 4.15%, 3/28/27		$400,000	440,750
			803,260
Netherlands — 0.2%
Netherlands Government Bond, 0.00%, 1/15/22(5)(8)	EUR	95,000	112,970
Netherlands Government Bond, 0.50%, 7/15/26(5)	EUR	401,000	503,859
Netherlands Government Bond, 2.75%, 1/15/47(5)	EUR	63,000	130,624
			747,453
33

		Shares/ Principal Amount	Value
Norway — 0.1%
Norway Government Bond, 2.00%, 5/24/23(5)	NOK	360,000	$41,620
Norway Government Bond, 1.75%, 2/17/27(5)	NOK	1,510,000	180,791
			222,411
Poland — 0.1%
Republic of Poland Government Bond, 4.00%, 10/25/23	PLN	650,000	194,361
Russia†
Russian Federal Bond - OFZ, 7.05%, 1/19/28	RUB	4,500,000	66,067
Singapore — 0.1%
Singapore Government Bond, 3.125%, 9/1/22	SGD	288,000	222,024
Spain — 0.1%
Spain Government Bond, 4.40%, 10/31/23(5)	EUR	5,000	6,803
Spain Government Bond, 1.60%, 4/30/25(5)	EUR	164,000	209,845
Spain Government Bond, 5.15%, 10/31/28(5)	EUR	16,000	26,567
Spain Government Bond, 5.15%, 10/31/44(5)	EUR	30,000	67,051
			310,266
Switzerland — 0.1%
Swiss Confederation Government Bond, 1.25%, 5/28/26	CHF	253,000	308,354
Swiss Confederation Government Bond, 2.50%, 3/8/36	CHF	89,000	142,463
			450,817
Thailand — 0.1%
Thailand Government Bond, 3.625%, 6/16/23	THB	3,450,000	120,339
Thailand Government Bond, 3.85%, 12/12/25	THB	9,350,000	347,211
			467,550
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $23,765,657)			25,910,711
COLLATERALIZED LOAN OBLIGATIONS — 2.5%
Ares XLI CLO Ltd., Series 2016-41A, Class AR, VRN, 1.48%, (3-month LIBOR plus 1.20%), 1/15/29(5)		$450,000	445,933
Ares XXXIIR CLO Ltd., Series 2014-32RA, Class A2A, VRN, 1.94%, (3-month LIBOR plus 1.55%), 5/15/30(5)		400,000	388,985
Bean Creek CLO Ltd., Series 2015-1A, Class AR, VRN, 1.29%, (3-month LIBOR plus 1.02%), 4/20/31(5)		775,000	756,073
Bean Creek CLO Ltd., Series 2015-1A, Class BR, VRN, 1.72%, (3-month LIBOR plus 1.45%), 4/20/31(5)		275,000	263,525
CBAM Ltd., Series 2018-5A, Class B1, VRN, 1.67%, (3-month LIBOR plus 1.40%), 4/17/31(5)		450,000	430,158
CBAM Ltd., Series 2019-10A, Class A1A, VRN, 1.69%, (3-month LIBOR plus 1.42%), 4/20/32(5)		450,000	448,314
CIFC Funding Ltd., Series 2015-4A, Class A1R, VRN, 1.42%, (3-month LIBOR plus 1.15%), 10/20/27(5)		400,000	397,584
Deer Creek CLO Ltd., Series 2017-1A, Class A, VRN, 1.45%, (3-month LIBOR plus 1.18%), 10/20/30(5)		325,000	321,477
Dryden 49 Senior Loan Fund, Series 2017-49A, Class A, VRN, 1.48%, (3-month LIBOR plus 1.21%), 7/18/30(5)		400,000	396,656
Dryden 50 Senior Loan Fund, Series 2017-50A, Class A1, VRN, 1.50%, (3-month LIBOR plus 1.22%), 7/15/30(5)		400,000	396,704
Elmwood CLO IV Ltd., Series 2020-1A, Class C, VRN, 3.23%, (3-month LIBOR plus 2.05%), 4/15/33(5)		300,000	284,901
Goldentree Loan Management US CLO 5 Ltd., Series 2019-5A, Class A, VRN, 1.57%, (3-month LIBOR plus 1.30%), 10/20/32(5)		325,000	322,414
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, VRN, 1.39%, (3-month LIBOR plus 1.12%), 7/20/31(5)		500,000	492,799
34

	Shares/ Principal Amount	Value
KKR CLO Ltd., Series 18, Class A, VRN, 1.54%, (3-month LIBOR plus 1.27%), 7/18/30(5)	$575,000	$564,814
KKR CLO Ltd., Series 2022A, Class A, VRN, 1.42%, (3-month LIBOR plus 1.15%), 7/20/31(5)	550,000	541,187
KKR CLO Ltd., Series 2022A, Class B, VRN, 1.87%, (3-month LIBOR plus 1.60%), 7/20/31(5)	300,000	291,386
Madison Park Funding XXII Ltd., Series 2016-22A, Class BR, VRN, 1.875%, (3-month LIBOR plus 1.60%), 1/15/33(5)	650,000	628,766
Madison Park Funding XXXI Ltd., Series 2018-31A, Class B, VRN, 1.96%, (3-month LIBOR plus 1.70%), 1/23/31(5)	1,000,000	984,525
Magnetite VIII Ltd., Series 2014-8A, Class BR2, VRN, 1.78%, (3-month LIBOR plus 1.50%), 4/15/31(5)	400,000	388,438
Octagon Investment Partners 47 Ltd., Series 2020-1A, Class A1, VRN, 2.10%, (3-month LIBOR plus 1.85%), 4/20/31(5)	350,000	351,080
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class B, VRN, 2.02%, (3-month LIBOR plus 1.75%), 4/18/31(5)	100,000	96,947
Symphony CLO XXII Ltd., Series 2020-22A, Class B, VRN, 3.01%, (3-month LIBOR plus 1.70%), 4/18/33(5)	500,000	486,043
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $9,787,536)		9,678,709
COMMERCIAL PAPER(9) — 2.5%
Bennington Stark Capital Co. LLC, 0.27%, 10/14/20(5)	2,000,000	1,999,062
Crown Point Capital Co. LLC, 0.32%, 10/22/20(5)	1,100,000	1,099,442
Crown Point Capital Co. LLC, 0.27%, 11/5/20(5)	2,300,000	2,298,575
LMA-Americas LLC, 0.24%, 10/9/20(5)	1,500,000	1,499,382
LMA-Americas LLC, 0.28%, 10/26/20 (LOC: Credit Agricole Corporate and Investment Bank)(5)	750,000	749,596
Societe Generale SA, 0.71%, 8/24/20(5)	600,000	599,959
Toyota Motor Credit Corp., 1.53%, 8/13/20(5)	1,200,000	1,199,959
TOTAL COMMERCIAL PAPER (Cost $9,444,611)		9,445,975
MUNICIPAL SECURITIES — 2.4%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	105,000	168,846
Calcasieu Parish Public Trust Authority Rev., (WPT Corp.), VRDN, 0.23%, 8/7/20 (LOC: Bank of America N.A.)	1,500,000	1,500,000
Kansas City Rev., VRDN, 0.18%, 8/7/20 (LOC: JPMorgan Chase Bank N.A.)	845,000	845,000
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	30,000	39,770
Michigan Finance Authority Rev., 4.00%, 8/20/21 (LOC: JPMorgan Chase Bank N.A.)(7)	2,500,000	2,594,100
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	100,000	176,823
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	9,000	15,497
New York City GO, 6.27%, 12/1/37	40,000	61,727
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	110,000	131,402
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	50,000	72,470
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	150,000	211,647
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	180,000	250,504
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	75,000	109,856
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	105,000	135,185
State of California GO, 2.50%, 10/1/29	600,000	600,000
State of California GO, 4.60%, 4/1/38	40,000	47,296
State of California GO, 7.55%, 4/1/39	30,000	54,605
35

	Shares/ Principal Amount	Value
State of California GO, 7.30%, 10/1/39	$30,000	$51,186
State of California GO, 7.60%, 11/1/40	65,000	122,338
State of Washington GO, 5.14%, 8/1/40	5,000	7,257
Tempe Industrial Development Authority Rev., (ASUF Brickyard LLC), VRDN, 0.21%, 8/7/20 (LOC: Bank of America N.A.)	575,000	575,000
Tennis for Charity, Inc. Rev., VRDN, 0.17%, 8/7/20 (LOC: JPMorgan Chase Bank N.A.)	1,385,000	1,385,000
TOTAL MUNICIPAL SECURITIES (Cost $8,659,481)		9,155,509
COLLATERALIZED MORTGAGE OBLIGATIONS — 2.1%
Private Sponsor Collateralized Mortgage Obligations — 0.7%
Agate Bay Mortgage Trust, Series 2016-1, Class A5 SEQ, VRN, 3.50%, 12/25/45(5)	23,622	23,719
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 3.93%, 11/25/34	298,767	288,317
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 3.08%, 8/25/34	100,621	98,305
Connecticut Avenue Securities Trust, Series 2020-SBT1, Class 2M2, VRN, 3.82%, (1-month LIBOR plus 3.65%), 2/25/40(5)	200,000	189,142
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates, Series 2005-3, Class 1A1, VRN, 5.52%, 7/25/35	100,426	108,223
Credit Suisse Mortgage Trust, Series 2017-HL2, Class A3 SEQ, VRN, 3.50%, 10/25/47(5)	116,335	119,250
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 3.99%, 9/25/35	324,882	326,117
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 3.71%, 9/25/35	215,357	213,354
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 3/25/43(5)	34,507	34,920
JPMorgan Mortgage Trust, Series 2014-5, Class A1, VRN, 2.96%, 10/25/29(5)	134,461	140,343
New Residential Mortgage Loan Trust, Series 2017-2A, Class A3, VRN, 4.00%, 3/25/57(5)	283,497	307,864
New Residential Mortgage Loan Trust, Series 2017-5A, Class A1, VRN, 1.67%, (1-month LIBOR plus 1.50%), 6/25/57(5)	156,214	155,851
Sequoia Mortgage Trust, Series 2014-4, Class A2 SEQ, VRN, 3.50%, 11/25/44(5)	10,201	10,227
Sequoia Mortgage Trust, Series 2018-2, Class A4 SEQ, VRN, 3.50%, 2/25/48(5)	216,096	219,084
Sequoia Mortgage Trust, Series 2018-CH2, Class A12 SEQ, VRN, 4.00%, 6/25/48(5)	172,038	173,169
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 11/25/46(5)	64,853	66,527
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 0.91%, (1-month LIBOR plus 0.74%), 9/25/34	198,382	187,679
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 3.61%, 3/25/35	91,709	89,445
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 3.07%, 8/25/35	50,570	48,543
		2,800,079
U.S. Government Agency Collateralized Mortgage Obligations — 1.4%
FHLMC, Series 2013-DN2, Class M2, VRN, 4.42%, (1-month LIBOR plus 4.25%), 11/25/23	316,502	239,518
FHLMC, Series 2014-DN2, Class M3, VRN, 3.77%, (1-month LIBOR plus 3.60%), 4/25/24	286,160	236,979
FHLMC, Series 2014-HQ2, Class M3, VRN, 3.92%, (1-month LIBOR plus 3.75%), 9/25/24	860,000	871,073
36

	Shares/ Principal Amount	Value
FHLMC, Series 2016-DNA3, Class M3, VRN, 5.17%, (1-month LIBOR plus 5.00%), 12/25/28	$470,244	$488,904
FHLMC, Series 2016-HQA3, Class M2, VRN, 1.52%, (1-month LIBOR plus 1.35%), 3/25/29	4,475	4,470
FHLMC, Series 2016-HQA4, Class M3, VRN, 4.07%, (1-month LIBOR plus 3.90%), 4/25/29	1,090,000	1,118,543
FNMA, Series 2014-C02, Class 1M2, VRN, 2.77%, (1-month LIBOR plus 2.60%), 5/25/24	245,167	185,673
FNMA, Series 2014-C02, Class 2M2, VRN, 2.77%, (1-month LIBOR plus 2.60%), 5/25/24	462,560	398,899
FNMA, Series 2015-C03, Class 1M2, VRN, 5.17%, (1-month LIBOR plus 5.00%), 7/25/25	665,542	678,249
FNMA, Series 2015-C04, Class 1M2, VRN, 5.87%, (1-month LIBOR plus 5.70%), 4/25/28	209,376	220,200
FNMA, Series 2016-C03, Class 2M2, VRN, 6.07%, (1-month LIBOR plus 5.90%), 10/25/28	141,110	144,996
FNMA, Series 2017-C03, Class 1M2, VRN, 3.17%, (1-month LIBOR plus 3.00%), 10/25/29	135,000	135,044
FNMA, Series 2017-C06, Class 2M2, VRN, 2.97%, (1-month LIBOR plus 2.80%), 2/25/30	51,253	50,395
FNMA, Series 2017-C07, Class 1M2, VRN, 2.57%, (1-month LIBOR plus 2.40%), 5/25/30	709,556	692,499
		5,465,442
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $8,221,321)		8,265,521
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 2.0%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.1%
FHLMC, VRN, 3.67%, (12-month LIBOR plus 1.87%), 7/1/36	6,529	6,919
FHLMC, VRN, 4.18%, (1-year H15T1Y plus 2.14%), 10/1/36	20,582	21,523
FHLMC, VRN, 3.88%, (1-year H15T1Y plus 2.25%), 4/1/37	61,435	64,486
FHLMC, VRN, 3.89%, (12-month LIBOR plus 1.79%), 9/1/40	25,259	26,349
FHLMC, VRN, 3.65%, (12-month LIBOR plus 1.88%), 5/1/41	12,265	12,959
FHLMC, VRN, 3.75%, (12-month LIBOR plus 1.86%), 7/1/41	43,777	46,160
FHLMC, VRN, 3.64%, (12-month LIBOR plus 1.64%), 2/1/43	12,709	13,082
FHLMC, VRN, 2.50%, (12-month LIBOR plus 1.62%), 6/1/43	207	209
FHLMC, VRN, 2.83%, (12-month LIBOR plus 1.65%), 6/1/43	4,336	4,374
FNMA, VRN, 2.47%, (6-month LIBOR plus 1.57%), 6/1/35	31,106	32,097
FNMA, VRN, 2.57%, (6-month LIBOR plus 1.57%), 6/1/35	44,354	45,755
FNMA, VRN, 3.21%, (6-month LIBOR plus 1.54%), 9/1/35	7,024	7,243
FNMA, VRN, 4.02%, (1-year H15T1Y plus 2.16%), 3/1/38	41,928	43,807
FNMA, VRN, 3.69%, (12-month LIBOR plus 1.69%), 1/1/40	7,863	8,224
FNMA, VRN, 3.89%, (12-month LIBOR plus 1.84%), 3/1/40	12,401	13,010
FNMA, VRN, 3.79%, (12-month LIBOR plus 1.77%), 10/1/40	39,831	41,539
		387,736
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 1.9%
FHLMC, 8.00%, 7/1/30	1,363	1,665
FHLMC, 6.50%, 5/1/31	6,753	7,525
FHLMC, 5.50%, 12/1/33	51,147	59,142
FHLMC, 5.50%, 1/1/38	68,723	79,367
FHLMC, 6.00%, 2/1/38	97,206	114,428
FHLMC, 6.00%, 11/1/38	78,948	91,658
FNMA, 5.00%, 9/1/20	1,465	1,539
FNMA, 7.00%, 6/1/26	169	188
FNMA, 6.50%, 6/1/29	8,110	9,030
FNMA, 7.00%, 7/1/29	421	422
37

	Shares/ Principal Amount	Value
FNMA, 7.00%, 3/1/30	$3,096	$3,461
FNMA, 7.50%, 9/1/30	1,956	2,303
FNMA, 6.50%, 9/1/31	13,795	15,365
FNMA, 7.00%, 9/1/31	3,884	4,144
FNMA, 6.50%, 1/1/32	3,302	3,785
FNMA, 5.50%, 6/1/33	47,753	55,676
FNMA, 5.50%, 8/1/33	226,934	265,301
FNMA, 5.50%, 9/1/33	59,050	69,100
FNMA, 5.00%, 11/1/33	192,939	221,397
FNMA, 5.50%, 1/1/34	129,040	146,987
FNMA, 3.50%, 3/1/34	117,174	124,283
FNMA, 5.00%, 2/1/36	167,500	192,271
FNMA, 5.50%, 4/1/36	29,018	33,687
FNMA, 5.00%, 10/1/36	15,550	16,997
FNMA, 5.50%, 12/1/36	56,786	65,543
FNMA, 5.50%, 1/1/37	197,375	228,634
FNMA, 6.50%, 8/1/37	25,247	29,254
FNMA, 5.00%, 4/1/40	331,155	378,595
FNMA, 5.00%, 6/1/41	274,577	315,929
FNMA, 6.50%, 8/1/47	9,104	9,811
FNMA, 6.50%, 9/1/47	18,377	19,753
FNMA, 6.50%, 9/1/47	886	953
FNMA, 6.50%, 9/1/47	9,694	10,422
GNMA, 7.00%, 1/15/24	411	434
GNMA, 8.00%, 7/15/24	2,632	2,722
GNMA, 8.00%, 9/15/24	839	843
GNMA, 9.00%, 4/20/25	396	439
GNMA, 7.00%, 9/15/25	3,890	3,959
GNMA, 7.50%, 10/15/25	2,838	2,887
GNMA, 7.50%, 2/15/26	6,802	7,470
GNMA, 8.25%, 7/15/26	17,652	17,948
GNMA, 7.00%, 12/15/27	11,139	11,181
GNMA, 6.50%, 2/15/28	1,745	1,923
GNMA, 6.50%, 3/15/28	7,137	7,864
GNMA, 6.50%, 4/15/28	414	456
GNMA, 6.00%, 10/15/28	13,745	15,449
GNMA, 7.00%, 5/15/31	4,212	5,033
GNMA, 5.50%, 11/15/32	27,001	31,230
GNMA, 6.50%, 10/15/38	299,968	346,671
GNMA, 4.50%, 5/20/41	254,900	280,923
GNMA, 4.50%, 6/15/41	146,646	163,702
GNMA, 3.50%, 6/20/42	225,042	243,988
GNMA, 3.50%, 4/20/45	63,393	67,658
GNMA, 2.50%, 2/20/47	41,410	44,101
UMBS, 2.50%, TBA	3,200,000	3,361,875
		7,197,371
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $7,196,232)		7,585,107
ASSET-BACKED SECURITIES — 0.8%
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(5)	115,365	115,468
38

	Shares/ Principal Amount	Value
FirstKey Homes Trust, Series 2020-SFR1, Class C, 1.94%, 9/17/25(5)(7)	$400,000	$399,999
Goodgreen Trust, Series 2020-1A, Class A SEQ, 2.63%, 4/15/55(5)	450,000	452,039
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(5)	62,792	62,770
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(5)	53,592	53,828
MVW Owner Trust, Series 2017-1A, Class A SEQ, 2.42%, 12/20/34(5)	161,058	164,699
Progress Residential Trust, Series 2018-SFR1, Class B, 3.48%, 3/17/35(5)	100,000	101,410
Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(5)	51,123	51,639
Sierra Timeshare Receivables Funding LLC, Series 2018-2A, Class B, 3.65%, 6/20/35(5)	321,601	323,573
Towd Point Mortgage Trust, Series 2018-4, Class A1, VRN, 3.00%, 6/25/58(5)	473,649	505,732
US Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27	49,341	41,390
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(5)	256,741	255,996
VSE VOI Mortgage LLC, Series 2017-A, Class A SEQ, 2.33%, 3/20/35(5)	199,834	200,852
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(5)	336,106	339,115
TOTAL ASSET-BACKED SECURITIES (Cost $3,011,622)		3,068,510
PREFERRED STOCKS — 0.3%
Diversified Telecommunication Services — 0.1%
Telefonica Europe BV, 3.00%	300,000	350,294
Insurance — 0.2%
Allianz SE, 3.375%	200,000	255,615
CNP Assurances, 4.00%	100,000	128,469
Credit Agricole Assurances SA, 4.25%	100,000	128,986
Intesa Sanpaolo Vita SpA, 4.75%	200,000	246,885
		759,955
TOTAL PREFERRED STOCKS (Cost $1,087,303)		1,110,249
EXCHANGE-TRADED FUNDS — 0.2%
iShares Russell Mid-Cap Value ETF (Cost $577,654)	8,351	668,581
RIGHTS†
Diversified Telecommunication Services†
Cellnex Telecom SA(2)(4) (Cost $—)	3,953	16,530
TEMPORARY CASH INVESTMENTS — 1.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $7,432,822)	7,432,822	7,432,822
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(10) — 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $301,659)	301,659	301,659
TOTAL INVESTMENT SECURITIES — 101.6% (Cost $353,316,492)		391,376,251
OTHER ASSETS AND LIABILITIES — (1.6)%		(6,185,603)
TOTAL NET ASSETS — 100.0%		$385,190,648
39

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,023,298	AUD	2,887,720	UBS AG	9/23/20	$(40,201)
BRL	2,434,394	USD	453,712	Goldman Sachs & Co.	9/23/20	12,073
CAD	642,368	USD	473,527	Morgan Stanley	9/23/20	6,105
CAD	312,834	USD	231,225	Morgan Stanley	9/23/20	2,357
CAD	4,344	USD	3,184	Morgan Stanley	9/30/20	60
CAD	5,925	USD	4,346	Morgan Stanley	9/30/20	78
USD	1,180,416	CAD	1,581,397	Morgan Stanley	9/23/20	(355)
USD	181,007	CAD	245,000	Morgan Stanley	9/30/20	(1,929)
USD	2,566	CAD	3,488	Morgan Stanley	9/30/20	(38)
USD	2,216	CAD	3,006	Morgan Stanley	9/30/20	(28)
USD	4,335	CAD	5,866	Morgan Stanley	9/30/20	(44)
USD	3,471	CAD	4,712	Morgan Stanley	9/30/20	(47)
USD	5,878	CAD	7,983	Morgan Stanley	9/30/20	(83)
USD	2,678	CAD	3,596	Morgan Stanley	9/30/20	(7)
USD	2,486	CAD	3,334	Morgan Stanley	9/30/20	(4)
USD	5,033	CAD	6,729	Morgan Stanley	9/30/20	8
USD	3,365	CAD	4,517	Morgan Stanley	9/30/20	(7)
USD	92,517	CAD	125,802	Morgan Stanley	9/30/20	(1,416)
USD	3,808	CAD	5,162	Morgan Stanley	9/30/20	(46)
CHF	7,883	USD	8,366	UBS AG	9/30/20	268
CHF	10,067	USD	10,747	UBS AG	9/30/20	278
CHF	12,102	USD	12,902	UBS AG	9/30/20	353
CHF	4,272	USD	4,606	UBS AG	9/30/20	73
CHF	10,116	USD	11,134	UBS AG	9/30/20	(55)
CHF	2,603	USD	2,855	UBS AG	9/30/20	(4)
USD	223,058	CHF	210,401	UBS AG	9/23/20	(7,332)
USD	144,268	CHF	136,299	UBS AG	9/30/20	(5,011)
USD	4,210	CHF	3,972	UBS AG	9/30/20	(140)
USD	3,616	CHF	3,414	UBS AG	9/30/20	(123)
USD	5,945	CHF	5,586	UBS AG	9/30/20	(173)
USD	3,520	CHF	3,250	UBS AG	9/30/20	(40)
CLP	15,103,280	USD	19,775	Goldman Sachs & Co.	9/23/20	184
CNY	896,115	USD	126,311	Goldman Sachs & Co.	9/23/20	1,562
USD	1,224,643	CNY	8,707,824	Goldman Sachs & Co.	9/23/20	(17,941)
COP	783,290,850	USD	215,604	Goldman Sachs & Co.	9/23/20	(6,560)
COP	796,084,504	USD	213,599	Goldman Sachs & Co.	9/23/20	(1,141)
USD	215,964	COP	787,943,393	Goldman Sachs & Co.	9/23/20	5,678
USD	447,744	COP	1,642,324,363	Goldman Sachs & Co.	9/23/20	9,441
USD	234,003	COP	861,776,039	Goldman Sachs & Co.	9/23/20	4,013
USD	69,051	CZK	1,614,346	UBS AG	9/23/20	(3,424)
USD	13,908	DKK	90,938	Goldman Sachs & Co.	9/23/20	(492)
EUR	23,676	USD	26,639	Credit Suisse AG	9/30/20	1,283
EUR	11,553	USD	13,087	Credit Suisse AG	9/30/20	538
40

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	14,950	USD	16,931	Credit Suisse AG	9/30/20	$701
EUR	3,598	USD	4,110	Credit Suisse AG	9/30/20	133
EUR	4,445	USD	5,065	Credit Suisse AG	9/30/20	177
EUR	13,807	USD	15,822	Credit Suisse AG	9/30/20	462
EUR	12,622	USD	14,463	Credit Suisse AG	9/30/20	423
EUR	13,051	USD	15,186	Credit Suisse AG	9/30/20	206
EUR	11,090	USD	12,936	Credit Suisse AG	9/30/20	144
EUR	5,767	USD	6,789	Credit Suisse AG	9/30/20	13
EUR	9,806	USD	11,523	Credit Suisse AG	9/30/20	42
EUR	6,980	USD	8,231	Credit Suisse AG	9/30/20	—
EUR	4,695	USD	5,561	Credit Suisse AG	9/30/20	(24)
USD	3,970,094	EUR	3,467,616	JPMorgan Chase Bank N.A.	8/19/20	(115,869)
USD	539,353	EUR	477,904	Credit Suisse AG	9/30/20	(24,279)
USD	127,752	EUR	113,197	Credit Suisse AG	9/30/20	(5,751)
USD	4,735	EUR	4,180	Credit Suisse AG	9/30/20	(195)
USD	4,308	EUR	3,810	Credit Suisse AG	9/30/20	(185)
USD	12,380	EUR	10,870	Credit Suisse AG	9/30/20	(440)
USD	4,007	EUR	3,510	Credit Suisse AG	9/30/20	(132)
USD	15,111	EUR	13,261	Credit Suisse AG	9/30/20	(528)
USD	3,340	EUR	2,893	Credit Suisse AG	9/30/20	(71)
GBP	1,422,556	USD	1,756,949	Bank of America N.A.	9/23/20	105,681
GBP	187,865	USD	231,426	Bank of America N.A.	9/23/20	14,556
GBP	54,431	USD	68,075	Bank of America N.A.	9/23/20	3,195
GBP	11,851	USD	14,723	JPMorgan Chase Bank N.A.	9/30/20	794
USD	252,821	GBP	198,412	Bank of America N.A.	9/23/20	(6,970)
USD	1,645,423	GBP	1,286,864	Bank of America N.A.	9/23/20	(39,539)
USD	511,234	GBP	409,675	JPMorgan Chase Bank N.A.	9/30/20	(25,197)
USD	15,135	GBP	12,229	JPMorgan Chase Bank N.A.	9/30/20	(878)
USD	20,426	GBP	16,245	JPMorgan Chase Bank N.A.	9/30/20	(845)
USD	19,730	GBP	15,592	JPMorgan Chase Bank N.A.	9/30/20	(686)
HUF	137,965,934	USD	435,375	UBS AG	9/23/20	36,359
USD	231,583	HUF	69,815,474	UBS AG	9/23/20	(7,130)
USD	428,641	HUF	129,573,789	UBS AG	9/23/20	(14,398)
USD	104,478	IDR	1,510,854,331	Goldman Sachs & Co.	9/23/20	2,657
ILS	159,891	USD	46,629	UBS AG	9/23/20	371
INR	34,743,565	USD	453,394	UBS AG	9/23/20	7,773
INR	33,414,887	USD	444,465	UBS AG	9/23/20	(935)
JPY	23,024,798	USD	215,585	Bank of America N.A.	8/19/20	1,963
JPY	428,690	USD	4,003	Bank of America N.A.	9/30/20	49
JPY	448,694	USD	4,193	Bank of America N.A.	9/30/20	49
JPY	398,208	USD	3,714	Bank of America N.A.	9/30/20	50
JPY	388,734	USD	3,608	Bank of America N.A.	9/30/20	67
JPY	410,040	USD	3,810	Bank of America N.A.	9/30/20	67
JPY	560,902	USD	5,216	Bank of America N.A.	9/30/20	87
JPY	453,863	USD	4,254	Bank of America N.A.	9/30/20	36
41

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	310,590	USD	2,911	Bank of America N.A.	9/30/20	$25
JPY	249,390	USD	2,330	Bank of America N.A.	9/30/20	27
JPY	563,040	USD	5,362	Bank of America N.A.	9/30/20	(39)
JPY	355,488	USD	3,373	Bank of America N.A.	9/30/20	(12)
JPY	468,180	USD	4,442	Bank of America N.A.	9/30/20	(16)
USD	2,179,207	JPY	232,607,055	Bank of America N.A.	8/19/20	(18,556)
USD	243,992	JPY	25,618,647	Bank of America N.A.	8/19/20	1,937
USD	230,205	JPY	24,278,567	Bank of America N.A.	8/19/20	812
USD	115,922	JPY	12,342,405	Bank of America N.A.	9/30/20	(758)
USD	101,682	JPY	10,826,280	Bank of America N.A.	9/30/20	(665)
USD	2,506	JPY	269,280	Bank of America N.A.	9/30/20	(39)
KRW	97,324,167	USD	81,723	Goldman Sachs & Co.	9/23/20	(266)
KRW	253,384,926	USD	212,982	Goldman Sachs & Co.	9/23/20	(907)
KZT	87,842,751	USD	213,470	Goldman Sachs & Co.	9/23/20	(9,060)
MXN	5,065,654	USD	224,144	Morgan Stanley	9/23/20	2,023
USD	209,460	MXN	4,836,844	Morgan Stanley	9/23/20	(6,492)
USD	273,725	MXN	6,066,284	Morgan Stanley	9/23/20	2,882
MYR	809,997	USD	189,214	Goldman Sachs & Co.	9/23/20	1,910
USD	277,566	MYR	1,192,840	Goldman Sachs & Co.	9/23/20	(3,893)
NOK	2,809,550	USD	302,890	Goldman Sachs & Co.	9/23/20	5,851
NOK	2,244,661	USD	235,341	Goldman Sachs & Co.	9/23/20	11,324
NOK	44,749	USD	4,900	Goldman Sachs & Co.	9/30/20	17
USD	243,668	NOK	2,254,941	Goldman Sachs & Co.	9/23/20	(4,128)
USD	231,619	NOK	2,124,010	Goldman Sachs & Co.	9/23/20	(1,788)
USD	254,538	NOK	2,374,858	Goldman Sachs & Co.	9/23/20	(6,435)
USD	146,611	NOK	1,405,608	Goldman Sachs & Co.	9/30/20	(7,853)
USD	4,170	NOK	40,207	Goldman Sachs & Co.	9/30/20	(249)
USD	5,636	NOK	53,261	Goldman Sachs & Co.	9/30/20	(217)
USD	7,710	NOK	71,740	Goldman Sachs & Co.	9/30/20	(173)
USD	4,933	NOK	44,749	Goldman Sachs & Co.	9/30/20	16
NZD	414,509	USD	270,369	UBS AG	9/23/20	4,546
USD	226,750	NZD	352,764	UBS AG	9/23/20	(7,214)
PEN	700,898	USD	200,802	Goldman Sachs & Co.	9/23/20	(2,607)
USD	342,512	PEN	1,184,268	Goldman Sachs & Co.	9/23/20	7,634
PHP	10,986,551	USD	218,421	Goldman Sachs & Co.	9/23/20	4,629
USD	218,877	PHP	10,986,551	Goldman Sachs & Co.	9/23/20	(4,172)
PLN	1,333,823	USD	340,505	Goldman Sachs & Co.	9/23/20	15,748
USD	448,539	PLN	1,781,418	Goldman Sachs & Co.	9/23/20	(27,263)
USD	7,501	RUB	521,094	Goldman Sachs & Co.	9/23/20	523
SEK	6,090,142	USD	661,972	Goldman Sachs & Co.	9/23/20	32,005
USD	247,093	SEK	2,171,455	Goldman Sachs & Co.	9/23/20	(346)
USD	35,075	SEK	310,135	Goldman Sachs & Co.	9/30/20	(267)
USD	5,607	SEK	48,972	Goldman Sachs & Co.	9/30/20	26
USD	9,152	SEK	80,074	Goldman Sachs & Co.	9/30/20	27
USD	8,589	SEK	75,122	Goldman Sachs & Co.	9/30/20	28
USD	3,378	SEK	29,421	Goldman Sachs & Co.	9/30/20	26
USD	5,324	SEK	46,675	Goldman Sachs & Co.	9/30/20	5
USD	126,859	SGD	176,011	Bank of America N.A.	9/23/20	(1,253)
THB	3,391,463	USD	108,767	Goldman Sachs & Co.	9/23/20	(21)
THB	7,327,579	USD	231,996	Goldman Sachs & Co.	9/23/20	2,961
42

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	223,582	THB	7,019,367	Goldman Sachs & Co.	9/23/20	$(1,492)
						$(121,485)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Korean Treasury 10-Year Bonds	7	September 2020	KRW	700,000,000	$791,716	$6,392

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Notes	21	September 2020	USD	2,100,000	$2,941,641	$(132)

43

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt	MYR	-	Malaysian Ringgit
AUD	-	Australian Dollar	NOK	-	Norwegian Krone
BRL	-	Brazilian Real	NZD	-	New Zealand Dollar
CAD	-	Canadian Dollar	PEN	-	Peruvian Sol
CHF	-	Swiss Franc	PHP	-	Philippine Peso
CLP	-	Chilean Peso	PLN	-	Polish Zloty
CNY	-	Chinese Yuan	RUB	-	Russian Ruble
COP	-	Colombian Peso	SEK	-	Swedish Krona
CZK	-	Czech Koruna	SEQ	-	Sequential Payer
DKK	-	Danish Krone	SGD	-	Singapore Dollar
EUR	-	Euro	TBA	-	To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
GNMA	-	Government National Mortgage Association	THB	-	Thai Baht
GO	-	General Obligation	UMBS	-	Uniform Mortgage-Backed Securities
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index	USD	-	United States Dollar
			VRDN	-	Variable Rate Demand Note. The instrument may be payable upon demand and adjusts periodically based upon the terms set forth in the security's offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The date of the demand feature is disclosed.
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
ILS	-	Israeli Shekel
INR	-	Indian Rupee
JPY	-	Japanese Yen
KRW	-	South Korean Won	VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
KZT	-	Kazakhstani Tenge
LIBOR	-	London Interbank Offered Rate
LOC	-	Letter of Credit
MTN	-	Medium Term Note
MXN	-	Mexican Peso
† Category is less than 0.05% of total net assets.
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Non-income producing.
(3)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, forward foreign currency exchange contracts and/or futures contracts. At the period end, the aggregate value of securities pledged was $21,661.
(4)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $407,107. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(5)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $31,732,733, which represented 8.2% of total net assets.
(6)Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $3,000,000, which represented 0.8% of total net assets.
(7)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(8)Security is a zero-coupon bond.
(9)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.
(10)Investment of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $418,151, which includes securities collateral of $116,492.
See Notes to Financial Statements.
44

Statement of Assets and Liabilities

JULY 31, 2020
Assets
Investment securities - unaffiliated, at value (cost of $235,334,609) — including $407,107 of securities on loan	$265,073,653
Investment securities - affiliated, at value (cost of $117,680,224)	126,000,939
Investment made with cash collateral received for securities on loan, at value (cost of $301,659)	301,659
Total investment securities, at value (cost of $353,316,492)	391,376,251
Foreign currency holdings, at value (cost of $19,986)	19,940
Foreign deposits with broker for futures contracts, at value (cost of $132,948)	128,674
Receivable for investments sold	614,838
Receivable for capital shares sold	26,433
Unrealized appreciation on forward foreign currency exchange contracts	315,389
Interest and Dividends receivable	769,379
Securities lending receivable	112
393,251,016

Liabilities
Disbursements in excess of demand deposit cash	7,205
Payable for collateral received for securities on loan	301,659
Payable for investments purchased	6,850,402
Payable for capital shares redeemed	218,753
Payable for variation margin on futures contracts	1,037
Unrealized depreciation on forward foreign currency exchange contracts	436,874
Accrued management fees	210,240
Distribution and service fees payable	33,300
Accrued foreign taxes	898
8,060,368

Net Assets	$385,190,648

Net Assets Consist of:
Capital (par value and paid-in surplus)	$340,515,325
Distributable earnings	44,675,323
$385,190,648

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$144,395,296	25,548,690	$5.65
I Class, $0.01 Par Value	$27,984,612	4,948,973	$5.65
A Class, $0.01 Par Value	$78,047,224	13,823,646	$5.65*
C Class, $0.01 Par Value	$14,850,805	2,684,076	$5.53
R Class, $0.01 Par Value	$10,782,730	1,914,734	$5.63
R5 Class, $0.01 Par Value	$34,465,150	6,086,261	$5.66
R6 Class, $0.01 Par Value	$74,664,831	13,202,310	$5.66
*Maximum offering price $5.99 (net asset value divided by 0.9425).

See Notes to Financial Statements.
45

Statement of Operations

YEAR ENDED JULY 31, 2020
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $6,534)	$4,055,802
Dividends (net of foreign taxes withheld of $70,593)	2,029,782
Income distributions from affiliated funds	1,409,365
Securities lending, net	112
7,495,061

Expenses:
Management fees	3,492,567
Distribution and service fees:
A Class	194,467
C Class	158,262
R Class	51,284
Directors' fees and expenses	12,858
Other expenses	9,374
3,918,812
Fees waived(1)	(621,958)
3,296,854

Net investment income (loss)	4,198,207

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $(265,861) from affiliated funds)	31,201,742
Forward foreign currency exchange contract transactions	13,665
Futures contract transactions	1,391,995
Swap agreement transactions	21,997
Foreign currency translation transactions	(19,156)
Capital gain distributions received from affiliated funds	10,078
32,620,321

Change in net unrealized appreciation (depreciation) on:
Investments (including $8,055,573 from affiliated funds and (increase) decrease in accrued foreign taxes of $(139))	(6,866,306)
Forward foreign currency exchange contracts	(361,974)
Futures contracts	(85,227)
Swap agreements	(18,326)
Translation of assets and liabilities in foreign currencies	22,077
(7,309,756)

Net realized and unrealized gain (loss)	25,310,565

Net Increase (Decrease) in Net Assets Resulting from Operations	$29,508,772

(1)Amount consists of $235,750, $45,280, $123,951, $25,166, $16,709, $57,140 and $117,962 for Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.
46

Statement of Changes in Net Assets

YEARS ENDED JULY 31, 2020 AND JULY 31, 2019
Increase (Decrease) in Net Assets	July 31, 2020	July 31, 2019
Operations
Net investment income (loss)	$4,198,207	$6,863,928
Net realized gain (loss)	32,620,321	9,923,716
Change in net unrealized appreciation (depreciation)	(7,309,756)	(162,501)
Net increase (decrease) in net assets resulting from operations	29,508,772	16,625,143

Distributions to Shareholders
From earnings:
Investor Class	(12,238,428)	(12,413,056)
I Class	(2,275,562)	(2,432,004)
A Class	(5,976,445)	(6,133,158)
C Class	(1,162,797)	(1,253,150)
R Class	(745,441)	(668,011)
R5 Class	(2,974,364)	(2,396,013)
R6 Class	(5,935,807)	(5,258,260)
Decrease in net assets from distributions	(31,308,844)	(30,553,652)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(25,464,995)	(60,243,829)

Net increase (decrease) in net assets	(27,265,067)	(74,172,338)

Net Assets
Beginning of period	412,455,715	486,628,053
End of period	$385,190,648	$412,455,715

See Notes to Financial Statements.
47

Notes to Financial Statements

JULY 31, 2020

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Allocation: Conservative Fund (the fund) is one fund in a series issued by the corporation. The fund may invest in varying combinations of other affiliated investment companies such as mutual funds and exchange-traded funds advised by American Century Investments (affiliated funds). The fund will assume the risks associated with the affiliated funds. The fund is an asset allocation fund and its investment objective is to seek the highest level of total return consistent with its asset mix.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.
2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

48

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.
Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Income and capital gain distributions, if any, from the affiliated funds are recorded as of the ex-dividend date. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

49

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

50

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of July 31, 2020.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$296,154	—	—	—	$296,154
Rights	5,505	—	—	—	5,505
Total Borrowings	$301,659	—	—	—	$301,659
Gross amount of recognized liabilities for securities lending transactions					$301,659
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM serves as the investment advisor for the affiliated funds.
Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The investment advisor will waive the portion of the fund’s management fee equal to the expenses attributable to the management fees of the American Century Investments funds in which the fund invests. The amount of this waiver will fluctuate depending on the fund’s daily allocation to other American Century Investments funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Directors. From October 24, 2019 through June 3, 2020, the investment advisor agreed to waive an additional 0.13% of the fund's management fee. Effective June 4, 2020, the investment advisor increased the additional waiver from 0.13% to 0.15% of the fund's management fee. The investment advisor expects this waiver to continue until June 3, 2021 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended July 31, 2020 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Investor Class	0.80% to 1.00%	1.00%	0.84%
I Class	0.60% to 0.80%	0.80%	0.64%
A Class	0.80% to 1.00%	1.00%	0.84%
C Class	0.80% to 1.00%	1.00%	0.84%
R Class	0.80% to 1.00%	1.00%	0.84%
R5 Class	0.60% to 0.80%	0.80%	0.64%
R6 Class	0.45% to 0.65%	0.65%	0.49%

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Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended July 31, 2020 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $2,255,682 and $16,909,159, respectively. The effect of interfund transactions on the Statement of Operations was $4,090,244 in net realized gain (loss) on investment transactions.
4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended July 31, 2020 totaled $318,083,793, of which $67,866,338 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended July 31, 2020 totaled $363,172,406, of which $64,404,947 represented U.S. Treasury and Government Agency obligations.
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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended July 31, 2020		Year ended July 31, 2019
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	500,000,000		500,000,000
Sold	3,089,007	$16,345,089	5,781,182	$32,299,686
Issued in reinvestment of distributions	2,191,241	12,014,731	2,322,117	12,175,725
Redeemed	(8,234,700)	(45,168,135)	(10,449,583)	(57,799,131)
	(2,954,452)	(16,808,315)	(2,346,284)	(13,323,720)
I Class/Shares Authorized	120,000,000		120,000,000
Sold	1,341,385	7,258,248	3,724,472	20,776,497
Issued in reinvestment of distributions	414,673	2,274,358	461,063	2,429,216
Redeemed	(1,961,383)	(10,657,011)	(6,585,386)	(36,475,755)
	(205,325)	(1,124,405)	(2,399,851)	(13,270,042)
A Class/Shares Authorized	270,000,000		270,000,000
Sold	2,678,884	14,641,649	2,780,005	15,533,062
Issued in reinvestment of distributions	1,057,771	5,797,946	1,122,198	5,886,927
Redeemed	(5,237,372)	(28,714,839)	(8,112,627)	(45,068,208)
	(1,500,717)	(8,275,244)	(4,210,424)	(23,648,219)
C Class/Shares Authorized	70,000,000		70,000,000
Sold	303,952	1,624,649	250,237	1,359,309
Issued in reinvestment of distributions	211,603	1,137,600	238,141	1,220,077
Redeemed	(1,009,983)	(5,445,064)	(1,990,898)	(11,032,622)
	(494,428)	(2,682,815)	(1,502,520)	(8,453,236)
R Class/Shares Authorized	50,000,000		50,000,000
Sold	451,192	2,448,869	355,015	1,938,614
Issued in reinvestment of distributions	135,298	738,680	126,561	659,723
Redeemed	(496,484)	(2,704,247)	(541,152)	(2,984,663)
	90,006	483,302	(59,576)	(386,326)
R5 Class/Shares Authorized	50,000,000		50,000,000
Sold	395,433	2,145,115	518,663	2,832,770
Issued in reinvestment of distributions	541,377	2,974,364	455,021	2,396,013
Redeemed	(1,338,552)	(7,124,856)	(433,633)	(2,424,754)
	(401,742)	(2,005,377)	540,051	2,804,029
R6 Class/Shares Authorized	90,000,000		90,000,000
Sold	2,517,849	13,510,237	1,764,686	9,854,115
Issued in reinvestment of distributions	1,082,241	5,935,807	998,795	5,258,260
Redeemed	(2,704,571)	(14,498,185)	(3,487,147)	(19,078,690)
	895,519	4,947,859	(723,666)	(3,966,315)
Net increase (decrease)	(4,571,139)	$(25,464,995)	(10,702,270)	$(60,243,829)

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Affiliated Funds	$126,000,939	—	—
U.S. Treasury Securities	—	$82,036,949	—
Common Stocks	57,538,010	16,504,996	—
Corporate Bonds	—	26,655,474	—
Sovereign Governments and Agencies	—	25,910,711	—
Collateralized Loan Obligations	—	9,678,709	—
Commercial Paper	—	9,445,975	—
Municipal Securities	—	9,155,509	—
Collateralized Mortgage Obligations	—	8,265,521	—
U.S. Government Agency Mortgage-Backed Securities	—	7,585,107	—
Asset-Backed Securities	—	3,068,510	—
Preferred Stocks	—	1,110,249	—
Exchange-Traded Funds	668,581	—	—
Rights	—	16,530	—
Temporary Cash Investments	7,432,822	—	—
Temporary Cash Investments - Securities Lending Collateral	301,659	—	—
	$191,942,011	$199,434,240	—
Other Financial Instruments
Futures Contracts	—	$6,392	—
Forward Foreign Currency Exchange Contracts	—	315,389	—
	—	$321,781	—

Liabilities
Other Financial Instruments
Futures Contracts	$132	—	—
Forward Foreign Currency Exchange Contracts	—	$436,874	—
	$132	$436,874	—

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7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $1,178,100.
Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $300 futures contracts purchased.
Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $52,488,144.
Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and
55

change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $38,176,079 futures contracts purchased and $743,855 futures contracts sold.

Value of Derivative Instruments as of July 31, 2020
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$315,389	Unrealized depreciation on forward foreign currency exchange contracts	$436,874
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	1,037
		$315,389		$437,911

*Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2020
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$21,997	Change in net unrealized appreciation (depreciation) on swap agreements	$(18,326)
Equity Price Risk	Net realized gain (loss) on futures contract transactions	30,021	Change in net unrealized appreciation (depreciation) on futures contracts	(1,686)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	13,665	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(361,974)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	1,361,974	Change in net unrealized appreciation (depreciation) on futures contracts	(83,541)
		$1,427,657		$(465,527)

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. LIBOR will be phased out by the end of
2021. Uncertainty remains regarding a replacement rate or rates for LIBOR. The transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

56

9. Federal Tax Information

The tax character of distributions paid during the years ended July 31, 2020 and July 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$7,688,591	$9,717,920
Long-term capital gains	$23,620,253	$20,835,732

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$355,805,358
Gross tax appreciation of investments	$40,631,016
Gross tax depreciation of investments	(5,060,123)
Net tax appreciation (depreciation) of investments	35,570,893
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	9,994
Net tax appreciation (depreciation)	$35,580,887
Other book-to-tax adjustments	$(254,147)
Undistributed ordinary income	$1,751,409
Accumulated long-term gains	$7,597,174

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

10. Investments in Affiliated Funds

The fund does not invest in an affiliated fund for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of an affiliated fund's net assets.

11. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption of ASU 2017-08 did not materially impact the financial statements.

57

12. Affiliated Fund Transactions

A summary of transactions for each affiliated fund for the period ended July 31, 2020 follows (amounts in thousands):

Affiliated Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
American Century Diversified Corporate Bond ETF	$10,275	$9,584	—	$759	$20,618	389	—	$498
American Century Focused Dynamic Growth ETF(3)	—	11,060	—	1,748	12,808	211	—	—
American Century Focused Large Cap Value ETF	—	4,893	—	66	4,959	104	—	6
American Century Quality Diversified International ETF	—	11,806	$3,572	558	8,792	214	$18	128
American Century STOXX U.S. Quality Growth ETF	—	23,528	3,585	5,107	25,050	477	257	70
American Century STOXX U.S. Quality Value ETF	962	22,759	3,050	(1,351)	19,320	520	(37)	353
Avantis International Equity ETF	—	13,424	3,607	(337)	9,480	199	(151)	113
Avantis International Small Cap Value ETF	—	2,313	217	(119)	1,977	44	(9)	21
Avantis U.S. Equity ETF	—	21,171	2,956	1,007	19,222	367	72	193
Avantis U.S. Small Cap Value ETF	—	5,115	1,958	618	3,775	91	(416)	37
	$11,237	$125,653	$18,945	$8,056	$126,001	2,616	$(266)	$1,419

(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds. Additional information and attributes of each affiliated fund are available at americancentury.com or avantisinvestors.com.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
(3)Non-income producing.

Financial Highlights

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$5.67	0.06	0.37	0.43	(0.07)	(0.38)	(0.45)	$5.65	7.89%	0.85%	1.01%	1.09%	0.93%	87%	$144,395
2019	$5.83	0.09	0.14	0.23	(0.10)	(0.29)	(0.39)	$5.67	4.55%	1.00%	1.01%	1.58%	1.57%	65%	$161,655
2018(3)	$6.06	0.06	0.05	0.11	(0.06)	(0.28)	(0.34)	$5.83	2.01%	1.00%(4)	1.00%(4)	1.51%(4)	1.51%(4)	53%	$179,992
2017	$5.62	0.07	0.54	0.61	(0.08)	(0.09)	(0.17)	$6.06	11.02%	1.01%	1.01%	1.28%	1.28%	78%	$246,975
2016	$5.83	0.07	0.09	0.16	(0.05)	(0.32)	(0.37)	$5.62	2.96%	1.00%	1.00%	1.21%	1.21%	87%	$245,726
2015	$6.21	0.05	(0.07)	(0.02)	(0.02)	(0.34)	(0.36)	$5.83	(0.25)%	1.00%	1.00%	0.81%	0.81%	90%	$275,947
I Class
2020	$5.67	0.07	0.37	0.44	(0.08)	(0.38)	(0.46)	$5.65	8.11%	0.65%	0.81%	1.29%	1.13%	87%	$27,985
2019	$5.84	0.10	0.13	0.23	(0.11)	(0.29)	(0.40)	$5.67	4.57%	0.80%	0.81%	1.78%	1.77%	65%	$29,248
2018(3)	$6.06	0.07	0.06	0.13	(0.07)	(0.28)	(0.35)	$5.84	2.33%	0.80%(4)	0.80%(4)	1.71%(4)	1.71%(4)	53%	$44,101
2017	$5.63	0.09	0.52	0.61	(0.09)	(0.09)	(0.18)	$6.06	11.05%	0.81%	0.81%	1.48%	1.48%	78%	$46,536
2016	$5.84	0.08	0.10	0.18	(0.07)	(0.32)	(0.39)	$5.63	3.27%	0.80%	0.80%	1.41%	1.41%	87%	$76,532
2015	$6.21	0.06	(0.07)	(0.01)	(0.02)	(0.34)	(0.36)	$5.84	0.02%	0.80%	0.80%	1.01%	1.01%	90%	$72,235

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2020	$5.67	0.05	0.36	0.41	(0.05)	(0.38)	(0.43)	$5.65	7.62%	1.10%	1.26%	0.84%	0.68%	87%	$78,047
2019	$5.83	0.07	0.14	0.21	(0.08)	(0.29)	(0.37)	$5.67	4.29%	1.25%	1.26%	1.33%	1.32%	65%	$86,822
2018(3)	$6.05	0.05	0.06	0.11	(0.05)	(0.28)	(0.33)	$5.83	1.99%	1.25%(4)	1.25%(4)	1.26%(4)	1.26%(4)	53%	$113,865
2017	$5.62	0.06	0.52	0.58	(0.06)	(0.09)	(0.15)	$6.05	10.56%	1.26%	1.26%	1.03%	1.03%	78%	$117,230
2016	$5.81	0.05	0.11	0.16	(0.03)	(0.32)	(0.35)	$5.62	2.94%	1.25%	1.25%	0.96%	0.96%	87%	$137,168
2015	$6.20	0.03	(0.07)	(0.04)	(0.01)	(0.34)	(0.35)	$5.81	(0.52)%	1.25%	1.25%	0.56%	0.56%	90%	$162,077
C Class
2020	$5.57	0.01	0.35	0.36	(0.02)	(0.38)	(0.40)	$5.53	6.78%	1.85%	2.01%	0.09%	(0.07)%	87%	$14,851
2019	$5.74	0.03	0.14	0.17	(0.05)	(0.29)	(0.34)	$5.57	3.43%	2.00%	2.01%	0.58%	0.57%	65%	$17,705
2018(3)	$5.96	0.02	0.07	0.09	(0.03)	(0.28)	(0.31)	$5.74	1.58%	2.00%(4)	2.00%(4)	0.51%(4)	0.51%(4)	53%	$26,867
2017	$5.54	0.02	0.51	0.53	(0.02)	(0.09)	(0.11)	$5.96	9.77%	2.01%	2.01%	0.28%	0.28%	78%	$32,110
2016	$5.75	0.01	0.10	0.11	—	(0.32)	(0.32)	$5.54	2.06%	2.00%	2.00%	0.21%	0.21%	87%	$37,188
2015	$6.18	(0.01)	(0.08)	(0.09)	—	(0.34)	(0.34)	$5.75	(1.38)%	2.00%	2.00%	(0.19)%	(0.19)%	90%	$42,585

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2020	$5.65	0.03	0.37	0.40	(0.04)	(0.38)	(0.42)	$5.63	7.37%	1.35%	1.51%	0.59%	0.43%	87%	$10,783
2019	$5.82	0.06	0.13	0.19	(0.07)	(0.29)	(0.36)	$5.65	3.86%	1.50%	1.51%	1.08%	1.07%	65%	$10,314
2018(3)	$6.04	0.04	0.06	0.10	(0.04)	(0.28)	(0.32)	$5.82	1.83%	1.50%(4)	1.50%(4)	1.01%(4)	1.01%(4)	53%	$10,960
2017	$5.61	0.05	0.52	0.57	(0.05)	(0.09)	(0.14)	$6.04	10.31%	1.51%	1.51%	0.78%	0.78%	78%	$15,004
2016	$5.80	0.04	0.10	0.14	(0.01)	(0.32)	(0.33)	$5.61	2.59%	1.50%	1.50%	0.71%	0.71%	87%	$15,398
2015	$6.20	0.02	(0.07)	(0.05)	(0.01)	(0.34)	(0.35)	$5.80	(0.77)%	1.50%	1.50%	0.31%	0.31%	90%	$14,766
R5 Class
2020	$5.68	0.07	0.37	0.44	(0.08)	(0.38)	(0.46)	$5.66	8.10%	0.65%	0.81%	1.29%	1.13%	87%	$34,465
2019	$5.85	0.10	0.13	0.23	(0.11)	(0.29)	(0.40)	$5.68	4.75%	0.80%	0.81%	1.78%	1.77%	65%	$36,866
2018(3)	$6.07	0.08	0.05	0.13	(0.07)	(0.28)	(0.35)	$5.85	2.15%	0.80%(4)	0.80%(4)	1.71%(4)	1.71%(4)	53%	$34,766
2017(5)	$5.73	0.06	0.33	0.39	(0.05)	—	(0.05)	$6.07	6.80%	0.81%(4)	0.81%(4)	1.60%(4)	1.60%(4)	78%(6)	$5

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2020	$5.68	0.08	0.37	0.45	(0.09)	(0.38)	(0.47)	$5.66	8.28%	0.50%	0.66%	1.44%	1.28%	87%	$74,665
2019	$5.84	0.11	0.14	0.25	(0.12)	(0.29)	(0.41)	$5.68	4.91%	0.65%	0.66%	1.93%	1.92%	65%	$69,846
2018(3)	$6.06	0.07	0.07	0.14	(0.08)	(0.28)	(0.36)	$5.84	2.44%	0.65%(4)	0.65%(4)	1.86%(4)	1.86%(4)	53%	$76,077
2017	$5.63	0.10	0.52	0.62	(0.10)	(0.09)	(0.19)	$6.06	11.21%	0.66%	0.66%	1.63%	1.63%	78%	$63,151
2016	$5.84	0.09	0.10	0.19	(0.08)	(0.32)	(0.40)	$5.63	3.50%	0.65%	0.65%	1.56%	1.56%	87%	$20,398
2015	$6.21	0.07	(0.07)	—	(0.03)	(0.34)	(0.37)	$5.84	0.09%	0.65%	0.65%	1.16%	1.16%	90%	$7,150

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)December 1, 2017 through July 31, 2018. The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period. For the years before July 31, 2018, the fund's fiscal year end was November 30.
(4)Annualized.
(5)April 10, 2017 (commencement of sale) through November 30, 2017.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Strategic Asset Allocations, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Allocation: Conservative Fund, one of the funds constituting the American Century Strategic Asset Allocations, Inc. (the “Fund”), as of July 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended, the period December 1, 2017 through July 31, 2018 and for the years ended November 30, 2017, 2016, and 2015, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Strategic Allocation: Conservative Fund of the American Century Strategic Asset Allocations, Inc. as of July 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, the period December 1, 2017 through July 31, 2018 and for the years ended November 30, 2017, 2016, and 2015, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
September 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	63	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	63	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	63	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	63	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	63	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	63	None
John R. Whitten (1946)	Director	Since 2008	Retired	63	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	82	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	122	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
65

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

66

Approval of Management Agreement

At a meeting held on June 24, 2020, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or
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controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio
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valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe
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and was within the range of its peer expense group. The Advisor noted the reduction of the Fund's annual unified management fee of 0.15%, which is expected to continue until June 3, 2021 and cannot be terminated prior to such date without the Board's approval. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
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Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2020.

For corporate taxpayers, the fund hereby designates $1,125,459, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2020 as qualified for the corporate dividends received deduction.

The fund hereby designates $24,119,086, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended July 31, 2020.

The fund hereby designates $2,940,346 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended July 31, 2020.

The fund utilized earnings and profits of $655,431 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

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Notes

74

Notes

75

Notes

76

Notes

77

Notes

78

Notes
79

Notes
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Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Strategic Asset Allocations, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91039 2009

Annual Report

July 31, 2020

Strategic Allocation: Moderate Fund
Investor Class (TWSMX)
I Class (ASAMX)
A Class (ACOAX)
C Class (ASTCX)
R Class (ASMRX)
R5 Class (ASMUX)
R6 Class (ASMDX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended July 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Pandemic Altered Economic, Market Courses

Broad market sentiment was generally upbeat through mid-February 2020. Dovish central banks, modest inflation, improving economic and corporate earnings data, and U.S.-China trade-policy progress helped boost global growth outlooks. Against this backdrop, key U.S. stock benchmarks rose to new highs, and global risk assets largely remained in favor.

Beginning in late February, unprecedented turmoil quickly quashed the optimistic tone. COVID-19 rapidly spread worldwide, halting most U.S. and global economic activity and triggering a worldwide recession. Stocks and other riskier assets sold off sharply as investors fled to U.S. Treasuries and other perceived safe-haven investments. Central banks and federal governments stepped in quickly and aggressively to stabilize global markets. These extraordinary efforts helped launch a broad rebound among risk assets beginning in April, despite weak economic and corporate earnings data. Declining coronavirus infection and death rates in many regions and the reopening of economies also helped fuel the recovery.

Overall, global stocks delivered mixed results for the 12-month period. In general, U.S. stocks overcame the effects of the early 2020 sell-off to deliver a solid return. U.S. stocks generally fared better than non-U.S. stocks, and the growth style significantly outperformed value stocks. U.S. and global bonds rallied, too, as yields declined sharply for the reporting period.

A Slow Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. We remain hopeful medical researchers will uncover effective COVID-19 treatments and potentially develop a vaccine. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. While these influences can be unsettling, they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. We have a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet these current challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
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Performance

Total Returns as of July 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWSMX	8.42%	6.35%	7.99%	—	2/15/96
S&P 500 Index	—	11.96%	11.47%	13.83%	—	—
Bloomberg Barclays U.S. Aggregate Bond Index	—	10.12%	4.46%	3.87%	—	—
Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index	—	1.30%	1.12%	0.59%	—	—
I Class	ASAMX	8.64%	6.56%	8.21%	—	8/1/00
A Class	ACOAX					10/2/96
No sales charge		8.04%	6.08%	7.70%	—
With sales charge		1.82%	4.82%	7.07%	—
C Class	ASTCX	7.18%	5.26%	6.90%	—	10/2/01
R Class	ASMRX	7.77%	5.79%	7.44%	—	8/29/03
R5 Class	ASMUX	8.46%	—	—	7.82%	4/10/17
R6 Class	ASMDX	8.82%	6.70%	—	7.07%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
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Growth of $10,000 Over 10 Years
$10,000 investment made July 31, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2020
Investor Class — $21,592

S&P 500 Index — $36,558

Bloomberg Barclays U.S. Aggregate Bond Index — $14,616

Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index — $10,605

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class	R6 Class
1.22%	1.02%	1.47%	2.22%	1.72%	1.02%	0.87%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
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Portfolio Commentary

Portfolio Managers: Rich Weiss, Scott Wilson, Radu Gabudean, Vidya Rajappa and Brian Garbe

Effective April 2020, Brian Garbe joined the portfolio management team.

Performance Summary

Strategic Allocation: Moderate returned 8.42%* for the fiscal period ended July 31, 2020. Because of the fund’s strategic exposure to a variety of asset classes, a review of the financial markets helps provide context around performance for the reporting period.

The period was marked by extreme volatility, driven largely by the COVID-19 pandemic and measures to combat it. Despite a global recession driven by widespread coronavirus restrictions, U.S. and global stocks delivered strong returns during the period. In the U.S., stocks initially rose to all-time highs in February, amid a steadily improving economy and strong job growth. However, the spread of the coronavirus and efforts to reduce transmission of the virus led to the first recession and bear market in stocks since the 2008-2009 financial crisis. A steady recovery followed, as massive monetary and fiscal stimulus helped support the economy and markets, with stocks moving back toward record highs by period-end.

Global equities followed a similar path, with steady gains through February, supported by slowing but resilient economic growth and accommodative monetary policy. As COVID-19 and containment measures spread, equity markets declined sharply. By late March, however, progress in battling the pandemic and optimism surrounding potential vaccines, together with aggressive fiscal stimulus from central banks and governments around the world, helped drive a recovery. By the end of the period, some equity markets had returned to near pre-pandemic levels, but more severely impacted markets declined or saw much more muted advances. Within the U.S., large-cap companies dramatically outperformed their mid- and small-cap counterparts, and growth beat value across stocks of all sizes, according to the Russell family of indices. Small-cap stocks and many Russell value indices posted negative returns. Emerging markets advanced for the period but trailed the U.S., while non-U.S. developed markets stocks declined. For the year, the S&P 500 Index’s gain of 11.96% dwarfed the 6.55% advance of the MSCI Emerging Markets Index, while the MSCI EAFE Index returned -1.67%.

Within fixed-income investments, the Federal Reserve (Fed) responded to the crisis aggressively, with two emergency interest rate cuts in March 2020 that pushed short-term interest rates to near 0%. The Fed also announced several asset-purchase and lending programs designed to stabilize the financial system and shore up the credit and short-term funding markets, including buying shares in a broad spectrum of individual corporate bonds, investment-grade and high-yield corporate bond exchange-traded funds. This bond buying helped drive a strong rally in the corporate bond sector, including high-yield bonds. The yield on the benchmark 10-year Treasury note ended the period at 0.53%, a record low, according to Bloomberg. (When bond yields fall, prices rise and vice versa.) U.S. investment-grade corporate debt generally outperformed other spread sectors of the market, although U.S. high-yield and non-U.S. debt also produced strong returns. The Bloomberg Barclays U.S. Aggregate Bond Index returned 10.12%, while the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index gained 4.07%, the Bloomberg Barclays Global Aggregate Bond Index ex-USD (Unhedged) returned 5.94% and the Bloomberg Barclays Global Aggregate Bond Index (USD, Hedged) returned 6.39%.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
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Strategic Allocation: Moderate’s neutral asset mix throughout the period was 64% stocks, 32% bonds and 4% cash-equivalent investments. However, the portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices.

Tactical Positioning

In managing the fund, we make modest tactical adjustments to the asset mix in an effort to add value and improve the fund’s ability to meet its investment objective. We began the reporting period with a neutral allocation across stocks, bonds and cash, and we maintained that throughout the period. Within the equity segment, we generally maintained an overweight to large-cap stocks relative to small caps. We also generally favored U.S. equities over non-U.S. stocks. In addition, we generally maintained an overweight to the large-cap growth segment and an underweight to large-cap value stocks. Toward the end of the period, given attractive yields and valuations, we moved to an overweight to global real estate, relative to our long-term strategic allocations. In the bond segment, we generally favored higher-yielding corporate and securitized bonds and select emerging markets securities, adjusting exposure as valuations, fundamentals and market conditions dictated. The overall effect of these tactical changes was positive, driven largely by positioning in growth stocks, where overweight positioning and a corresponding underweight to value bolstered returns.

Equity Contribution Drives Performance

The equity portion of Strategic Allocation: Moderate produced gains, driven largely by large-cap, growth-oriented shares. Within the U.S., large-cap growth, mid-cap growth and small-cap growth performed well and benefited from strong stock selection. Conversely, nearly all value-oriented allocations produced negative returns, with U.S. small-cap value among the weakest performers.

Outside the U.S., non-U.S. equities were a modest contributor overall, amid mixed returns. The non-U.S. fundamental value allocation was a notable detractor from relative performance. However, our underweight to the asset class and strong stock selection elsewhere helped non-U.S. equities broadly outperform underlying benchmarks, keyed by contribution from non-U.S. large-cap growth. The global real estate allocation produced modest gains in absolute terms, but significantly outperformed its underlying benchmark on the strength of stock choices.

Fixed-Income Allocation a Notable Contributor

Global bonds broadly produced strong gains, backed by massive stimulus efforts from central banks, declining interest rates and investor demand for yield. Indeed, bond yields in many developed economies ended the period at or near record lows, meaning investors placed a premium for safety of principal. Corporate bonds, both investment grade and high yield, posted strong returns as investors sought a mix of yield and lower volatility in the low interest rate environment. The global fixed-income allocation was a notable contributor to absolute returns, though security selection decisions meant the allocation slightly underperformed its underlying benchmark.

Outlook

At period-end, the Strategic Allocation: Moderate portfolio maintained an overweight position in U.S. large-cap growth stocks. The portfolio had underweight positions in U.S. value stocks and non-U.S. equities. With interest rates so low, bonds became less attractive relative to real estate investment trusts (REITs), and we initiated an overweight to global REITs, relative to our long-term strategic allocations, sourced from a small underweight to the fixed-income portion of the portfolio. While we continue to prefer U.S. equities over non-U.S. equities, the overweight was reduced during the period, as many fundamental and financial indicators in favor of the U.S. moderated.

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Fund Characteristics

JULY 31, 2020
Top Ten Common Stocks	% of net assets
Microsoft Corp.	0.5%
Apple, Inc.	0.4%
Prologis, Inc.	0.4%
Amazon.com, Inc.	0.3%
Alphabet, Inc., Class A	0.3%
Cadence Design Systems, Inc.	0.2%
F5 Networks, Inc.	0.2%
Zimmer Biomet Holdings, Inc.	0.2%
Johnson Controls International plc	0.2%
Northern Trust Corp.	0.2%

Key Fixed-Income Portfolio Statistics
Weighted Average Life to Maturity	8.0 years
Average Duration (effective)	6.2 years

Types of Investments in Portfolio	% of net assets
Affiliated Funds	42.4%
Domestic Common Stocks	19.3%
Foreign Common Stocks*	7.1%
U.S. Treasury Securities	12.3%
Corporate Bonds	5.2%
Sovereign Governments and Agencies	3.9%
Commercial Paper	2.0%
Collateralized Loan Obligations	1.6%
Municipal Securities	1.5%
U.S. Government Agency Mortgage-Backed Securities	1.4%
Collateralized Mortgage Obligations	1.3%
Asset-Backed Securities	0.5%
Exchange-Traded Funds	0.2%
Preferred Stocks	0.2%
Rights	—**
Temporary Cash Investments	2.1%
Temporary Cash Investments - Securities Lending Collateral	0.1%
Other Assets and Liabilities	(1.1)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.
**Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2020 to July 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 2/1/20	Ending Account Value 7/31/20	Expenses Paid During Period(1) 2/1/20 - 7/31/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,028.80	$3.88	0.77%
I Class	$1,000	$1,029.80	$2.88	0.57%
A Class	$1,000	$1,026.40	$5.14	1.02%
C Class	$1,000	$1,021.80	$8.90	1.77%
R Class	$1,000	$1,024.90	$6.39	1.27%
R5 Class	$1,000	$1,028.10	$2.87	0.57%
R6 Class	$1,000	$1,028.90	$2.12	0.42%
Hypothetical
Investor Class	$1,000	$1,021.03	$3.87	0.77%
I Class	$1,000	$1,022.03	$2.87	0.57%
A Class	$1,000	$1,019.79	$5.12	1.02%
C Class	$1,000	$1,016.06	$8.87	1.77%
R Class	$1,000	$1,018.55	$6.37	1.27%
R5 Class	$1,000	$1,022.03	$2.87	0.57%
R6 Class	$1,000	$1,022.78	$2.11	0.42%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

JULY 31, 2020

	Shares/ Principal Amount	Value
AFFILIATED FUNDS(1) — 42.4%
American Century Diversified Corporate Bond ETF	541,178	$28,679,836
American Century Focused Dynamic Growth ETF(2)	697,058	42,360,215
American Century Focused Large Cap Value ETF	489,065	23,269,370
American Century Quality Diversified International ETF	688,137	28,262,200
American Century STOXX U.S. Quality Growth ETF	1,123,636	58,990,890
American Century STOXX U.S. Quality Value ETF	1,061,307	39,458,545
Avantis Emerging Markets Equity ETF	694,321	35,486,746
Avantis International Equity ETF	575,157	27,400,480
Avantis International Small Cap Value ETF	186,965	8,433,991
Avantis U.S. Equity ETF	1,087,041	56,954,426
Avantis U.S. Small Cap Value ETF	292,809	12,180,854
TOTAL AFFILIATED FUNDS (Cost $341,801,387)		361,477,553
COMMON STOCKS — 26.4%
Aerospace and Defense — 0.3%
AAR Corp.	1,319	22,713
Aerojet Rocketdyne Holdings, Inc.(2)	3,847	158,689
BAE Systems plc	79,213	510,806
General Dynamics Corp.	3,384	496,568
Kratos Defense & Security Solutions, Inc.(2)	6,703	120,721
Lockheed Martin Corp.	1,384	524,494
Mercury Systems, Inc.(2)	2,741	212,236
Textron, Inc.	13,607	475,429
		2,521,656
Air Freight and Logistics — 0.1%
DSV Panalpina A/S	3,087	426,742
Expeditors International of Washington, Inc.	2,269	191,753
		618,495
Airlines — 0.1%
Alaska Air Group, Inc.	2,299	79,178
Southwest Airlines Co.	15,026	464,153
		543,331
Auto Components — 0.3%
Aptiv plc	14,903	1,158,708
BorgWarner, Inc.	8,648	316,517
Hyundai Mobis Co. Ltd.	2,411	416,648
LCI Industries	1,108	139,386
Minth Group Ltd.	36,000	107,390
Pirelli & C SpA(2)	11,130	44,021
Valeo SA	14,643	377,926
		2,560,596
Automobiles — 0.3%
Bayerische Motoren Werke AG	5,160	334,045
Daimler AG	13,279	588,350
Honda Motor Co. Ltd., ADR	14,570	354,779
Hyundai Motor Co.	4,181	444,815
10

	Shares/ Principal Amount	Value
Kia Motors Corp.	7,353	$249,817
Mazda Motor Corp.	7,000	39,712
Nissan Motor Co. Ltd.	97,900	338,280
		2,349,798
Banks — 0.9%
Banco Bilbao Vizcaya Argentaria SA	42,341	132,666
Banco Bradesco SA	32,890	129,819
Bank of America Corp.	37,006	920,709
Barclays plc	406,420	539,782
BNP Paribas SA(2)	14,984	607,929
Citigroup, Inc.	7,300	365,073
Commerce Bancshares, Inc.	10,035	574,604
Commerzbank AG(2)	59,069	304,236
FinecoBank Banca Fineco SpA(2)	5,895	85,936
Hana Financial Group, Inc.	1,833	45,583
HDFC Bank Ltd., ADR	7,085	331,224
JPMorgan Chase & Co.	8,236	795,927
M&T Bank Corp.	1,880	199,186
Mitsubishi UFJ Financial Group, Inc.	137,200	514,699
Mizuho Financial Group, Inc.	373,400	453,959
Societe Generale SA(2)	11,117	170,834
Standard Chartered plc (London)	27,191	138,213
Sumitomo Mitsui Financial Group, Inc.	13,900	371,609
Truist Financial Corp.	12,184	456,413
UniCredit SpA(2)	12,350	113,416
Westamerica Bancorporation	7,228	436,282
		7,688,099
Beverages — 0.2%
Constellation Brands, Inc., Class A	2,693	479,892
Fevertree Drinks plc	2,458	70,833
PepsiCo, Inc.	6,476	891,486
Pernod Ricard SA	1,066	184,065
Royal Unibrew A/S(2)	1,123	113,952
		1,740,228
Biotechnology — 0.8%
AbbVie, Inc.	6,214	589,771
ACADIA Pharmaceuticals, Inc.(2)	8,393	348,897
Acceleron Pharma, Inc.(2)	1,035	102,641
ADC Therapeutics SA(2)	1,564	72,726
Aimmune Therapeutics, Inc.(2)(3)	2,846	37,596
Alnylam Pharmaceuticals, Inc.(2)	3,469	505,642
Amarin Corp. plc, ADR(2)(3)	2,710	17,561
Amgen, Inc.	3,045	745,020
Amicus Therapeutics, Inc.(2)	6,789	98,101
Arena Pharmaceuticals, Inc.(2)	1,164	71,458
Argenx SE, ADR(2)	1,296	298,249
Biohaven Pharmaceutical Holding Co. Ltd.(2)	1,157	74,094
Blueprint Medicines Corp.(2)	1,088	79,620
Bridgebio Pharma, Inc.(2)(3)	1,856	52,228
ChemoCentryx, Inc.(2)	1,147	60,458
CSL Ltd.	2,181	420,635
11

	Shares/ Principal Amount	Value
Deciphera Pharmaceuticals, Inc.(2)	1,322	$61,301
Exact Sciences Corp.(2)	6,195	586,976
FibroGen, Inc.(2)	2,279	92,231
Flexion Therapeutics, Inc.(2)	4,997	67,809
Generation Bio Co.(2)	1,069	20,995
Global Blood Therapeutics, Inc.(2)	698	47,101
Halozyme Therapeutics, Inc.(2)	3,618	98,373
Heron Therapeutics, Inc.(2)	2,571	41,882
Immunomedics, Inc.(2)	18,527	782,395
Insmed, Inc.(2)	3,442	89,905
Iovance Biotherapeutics, Inc.(2)	1,051	30,553
Karuna Therapeutics, Inc.(2)	659	53,906
Mirati Therapeutics, Inc.(2)	514	62,353
Momenta Pharmaceuticals, Inc.(2)	2,710	79,918
MorphoSys AG(2)	949	120,559
Natera, Inc.(2)	3,020	145,020
Principia Biopharma, Inc.(2)	953	79,671
Relay Therapeutics, Inc.(2)	1,083	38,403
Turning Point Therapeutics, Inc.(2)	3,405	201,678
Ultragenyx Pharmaceutical, Inc.(2)	1,245	97,309
Vertex Pharmaceuticals, Inc.(2)	1,089	296,208
Viela Bio, Inc.(2)	763	27,933
		6,697,176
Building Products — 0.4%
AZEK Co., Inc. (The)(2)	1,065	36,743
Builders FirstSource, Inc.(2)	5,387	127,618
Fortune Brands Home & Security, Inc.	9,803	749,930
Johnson Controls International plc	38,336	1,475,169
Lindab International AB	5,724	89,078
Masco Corp.	8,351	477,343
Masonite International Corp.(2)	1,509	127,284
Trane Technologies plc	4,799	536,864
Trex Co., Inc.(2)	825	114,947
		3,734,976
Capital Markets — 1.2%
Ameriprise Financial, Inc.	4,870	748,178
Ares Management Corp., Class A	2,054	82,037
Bank of New York Mellon Corp. (The)	10,409	373,163
BlackRock, Inc.	722	415,157
Credit Suisse Group AG	63,619	681,750
Euronext NV	666	76,319
Flatex AG(2)	2,619	117,253
Hamilton Lane, Inc., Class A	2,177	157,266
Intercontinental Exchange, Inc.	3,446	333,504
Intermediate Capital Group plc	8,880	157,598
London Stock Exchange Group plc	4,956	552,798
LPL Financial Holdings, Inc.	5,771	456,024
Magellan Financial Group Ltd.	2,343	102,258
MarketAxess Holdings, Inc.	1,008	520,834
Morgan Stanley	13,104	640,524
MSCI, Inc.	2,074	779,783
12

	Shares/ Principal Amount	Value
Northern Trust Corp.	18,566	$1,454,646
Partners Group Holding AG	454	439,748
S&P Global, Inc.	2,082	729,220
State Street Corp.	4,781	304,980
T. Rowe Price Group, Inc.	1,860	256,866
TMX Group Ltd.	1,104	112,852
UBS Group AG	31,627	372,430
		9,865,188
Chemicals — 0.3%
Air Liquide SA	2,450	404,472
Albemarle Corp.	2,719	224,209
Arkema SA	2,746	285,305
Ecolab, Inc.	1,696	317,288
H.B. Fuller Co.	1,667	75,582
Koninklijke DSM NV	2,202	336,237
Linde plc	2,788	683,367
Nissan Chemical Corp.	1,000	52,771
Sherwin-Williams Co. (The)	512	331,735
Zeon Corp.	7,900	76,152
		2,787,118
Commercial Services and Supplies — 0.3%
A-Living Services Co. Ltd., H Shares	43,250	244,894
Babcock International Group plc	91,136	345,262
Boyd Group Services, Inc.(3)	66	9,637
Brink's Co. (The)	2,715	120,410
Clean Harbors, Inc.(2)	2,167	129,153
Ever Sunshine Lifestyle Services Group Ltd.	104,000	200,176
HomeServe plc	6,950	121,399
Japan Elevator Service Holdings Co. Ltd.	2,400	79,773
Park24 Co. Ltd.	2,100	28,372
Republic Services, Inc.	9,910	864,648
Serco Group plc(2)	49,170	103,140
		2,246,864
Communications Equipment — 0.5%
Arista Networks, Inc.(2)	3,116	809,443
AudioCodes Ltd.	5,421	195,644
Cisco Systems, Inc.	13,027	613,572
F5 Networks, Inc.(2)	12,099	1,644,254
Lumentum Holdings, Inc.(2)	865	80,298
Motorola Solutions, Inc.	756	105,689
Telefonaktiebolaget LM Ericsson, B Shares	41,626	480,055
		3,928,955
Construction and Engineering†
Hazama Ando Corp.	13,100	70,044
NRW Holdings Ltd.	50,371	66,473
SHO-BOND Holdings Co. Ltd.	2,600	112,001
		248,518
Construction Materials†
Summit Materials, Inc., Class A(2)	4,088	60,175
Consumer Finance — 0.1%
American Express Co.	3,701	345,377
13

	Shares/ Principal Amount	Value
Cembra Money Bank AG	1,049	$115,006
		460,383
Containers and Packaging — 0.4%
Avery Dennison Corp.	1,904	215,799
Ball Corp.	13,003	957,411
Berry Global Group, Inc.(2)	2,399	119,926
Graphic Packaging Holding Co.	19,287	268,861
Huhtamaki Oyj(2)	2,248	100,588
Packaging Corp. of America	5,971	573,933
SIG Combibloc Group AG	6,324	110,406
Sonoco Products Co.	13,550	701,077
WestRock Co.	7,691	206,580
		3,254,581
Distributors — 0.1%
Genuine Parts Co.	7,006	631,591
LKQ Corp.(2)	11,690	329,541
		961,132
Diversified Consumer Services — 0.1%
Chegg, Inc.(2)	7,808	632,214
Diversified Financial Services†
Element Fleet Management Corp.	12,115	101,663
Zenkoku Hosho Co. Ltd.	1,900	66,403
		168,066
Diversified Telecommunication Services — 0.2%
BT Group plc	67,758	87,918
Cellnex Telecom SA	13,266	834,495
Verizon Communications, Inc.	12,795	735,457
		1,657,870
Electric Utilities — 0.6%
Edison International	12,714	707,788
Evergy, Inc.	9,020	584,767
Eversource Energy	3,782	340,645
Iberdrola SA	36,974	477,230
NextEra Energy, Inc.	4,787	1,343,711
Pinnacle West Capital Corp.	10,605	881,063
Xcel Energy, Inc.	7,395	510,551
		4,845,755
Electrical Equipment — 0.7%
ABB Ltd.	12,689	317,857
AMETEK, Inc.	6,385	595,401
Eaton Corp. plc	3,152	293,546
Emerson Electric Co.	17,335	1,074,943
Hubbell, Inc.	7,226	975,293
nVent Electric plc	61,294	1,113,099
Rockwell Automation, Inc.	1,293	282,055
Schneider Electric SE	5,690	662,926
Sensata Technologies Holding plc(2)	9,198	349,340
Signify NV(2)	3,003	89,706
Varta AG(2)	872	97,957
		5,852,123
14

	Shares/ Principal Amount	Value
Electronic Equipment, Instruments and Components — 0.5%
Anritsu Corp.	4,500	$107,608
CDW Corp.	1,030	119,737
Cognex Corp.	18,723	1,252,007
Hexagon AB, B Shares(2)	6,464	421,290
Keyence Corp.	1,000	420,255
Keysight Technologies, Inc.(2)	10,679	1,066,725
Littelfuse, Inc.	743	131,994
Murata Manufacturing Co. Ltd.	7,800	488,570
SYNNEX Corp.	922	115,010
TE Connectivity Ltd.	6,654	592,672
Topcon Corp.	4,700	30,815
		4,746,683
Energy Equipment and Services†
Baker Hughes Co.	10,761	166,688
Subsea 7 SA(2)	8,081	61,323
		228,011
Entertainment — 0.2%
Activision Blizzard, Inc.	4,101	338,866
Embracer Group AB(2)	3,661	58,751
Roku, Inc.(2)	2,768	428,735
Stillfront Group AB(2)	1,224	118,621
Walt Disney Co. (The)	4,788	559,909
Zynga, Inc., Class A(2)	43,610	428,686
		1,933,568
Equity Real Estate Investment Trusts (REITs) — 2.5%
Agree Realty Corp.	3,259	218,255
Alexandria Real Estate Equities, Inc.	2,226	395,226
American Homes 4 Rent, Class A	12,185	353,365
Americold Realty Trust	1,508	60,848
Boston Properties, Inc.	2,212	197,067
Brixmor Property Group, Inc.	22,886	263,418
Canadian Apartment Properties REIT	3,784	137,212
Charter Hall Group	53,876	406,978
Comforia Residential REIT, Inc.	69	216,463
CoreSite Realty Corp.	507	65,428
Cousins Properties, Inc.	8,203	251,996
DiamondRock Hospitality Co.	26,295	121,483
Digital Realty Trust, Inc.	4,028	646,655
Embassy Office Parks REIT	25,000	119,894
Equinix, Inc.	1,488	1,168,794
Fibra Uno Administracion SA de CV	373,718	302,098
Global Medical REIT, Inc.	7,670	91,196
GLP J-Reit	123	205,247
Goodman Group	45,718	552,679
Healthpeak Properties, Inc.	12,484	340,688
Inmobiliaria Colonial Socimi SA	13,989	119,625
Invesco Office J-Reit, Inc.	1,409	166,812
Invincible Investment Corp.	860	199,766
Invitation Homes, Inc.	27,137	809,225
JBG SMITH Properties	4,477	129,878
15

	Shares/ Principal Amount	Value
Link REIT	24,000	$184,826
Mapletree Industrial Trust	192,600	460,717
Mapletree Logistics Trust	62,300	96,191
MGM Growth Properties LLC, Class A	25,686	702,255
Mid-America Apartment Communities, Inc.	4,530	539,931
Mitsui Fudosan Logistics Park, Inc.	69	376,750
Omega Healthcare Investors, Inc.	6,405	207,394
Orix JREIT, Inc.	178	229,493
Piedmont Office Realty Trust, Inc., Class A	14,047	227,702
Prologis, Inc.	28,960	3,052,963
QTS Realty Trust, Inc., Class A	6,418	461,775
Rayonier, Inc.	5,653	157,040
Realty Income Corp.	6,792	407,860
Rexford Industrial Realty, Inc.	13,435	630,505
Safestore Holdings plc	12,836	128,853
SBA Communications Corp.	4,028	1,254,883
Segro plc	36,891	469,912
SOSiLA Logistics REIT, Inc.	194	277,005
Stockland	94,515	215,183
STORE Capital Corp.	7,261	172,013
Sun Communities, Inc.	3,892	583,528
Unibail-Rodamco-Westfield(3)	1,157	60,737
UNITE Group plc (The)	5,518	68,128
Urban Edge Properties	5,586	58,541
VICI Properties, Inc.	13,083	284,032
Welltower, Inc.	15,691	840,410
Weyerhaeuser Co.	50,990	1,418,032
		21,106,955
Food and Staples Retailing — 0.3%
Cosmos Pharmaceutical Corp.	300	54,815
Costco Wholesale Corp.	908	295,581
Grocery Outlet Holding Corp.(2)	2,444	107,512
Kobe Bussan Co. Ltd.	1,700	104,536
Koninklijke Ahold Delhaize NV	28,042	808,334
Sprouts Farmers Market, Inc.(2)	2,783	73,415
Sysco Corp.	14,227	751,897
Zur Rose Group AG(2)	516	142,908
		2,338,998
Food Products — 0.4%
Ausnutria Dairy Corp. Ltd.	43,000	71,915
Bakkafrost P/F(2)	809	49,275
Beyond Meat, Inc.(2)	158	19,892
Conagra Brands, Inc.	20,606	771,695
Freshpet, Inc.(2)	890	85,485
J.M. Smucker Co. (The)	6,384	698,090
Kellogg Co.	7,203	496,935
Mondelez International, Inc., Class A	13,897	771,145
Orkla ASA	49,347	486,770
Vital Farms, Inc.(2)	1,136	40,055
		3,491,257
16

	Shares/ Principal Amount	Value
Gas Utilities — 0.1%
Atmos Energy Corp.	3,253	$344,785
Chesapeake Utilities Corp.	930	78,576
Nippon Gas Co. Ltd.	3,400	159,083
Spire, Inc.	6,904	425,701
		1,008,145
Health Care Equipment and Supplies — 1.0%
Align Technology, Inc.(2)	2,779	816,526
Baxter International, Inc.	4,702	406,159
DexCom, Inc.(2)	1,473	641,550
Edwards Lifesciences Corp.(2)	5,518	432,666
Elekta AB, B Shares	18,545	190,218
Envista Holdings Corp.(2)	29,154	637,598
Globus Medical, Inc., Class A(2)	1,776	85,568
GVS SpA(2)	4,081	53,216
Hologic, Inc.(2)	3,897	271,933
ICU Medical, Inc.(2)	404	74,227
Inari Medical, Inc.(2)	340	19,115
Masimo Corp.(2)	2,794	615,015
Medtronic plc	4,778	460,981
Menicon Co. Ltd.	900	44,028
Nihon Kohden Corp.	2,000	68,967
Olympus Corp.	18,700	335,626
OrthoPediatrics Corp.(2)	1,266	53,413
ResMed, Inc.	674	136,492
Silk Road Medical, Inc.(2)	2,521	117,126
Tandem Diabetes Care, Inc.(2)	1,024	106,967
Teleflex, Inc.	2,627	980,134
Zimmer Biomet Holdings, Inc.	12,012	1,619,938
		8,167,463
Health Care Providers and Services — 0.9%
Acadia Healthcare Co., Inc.(2)	1,862	55,506
Alfresa Holdings Corp.	14,100	289,699
Amedisys, Inc.(2)	2,577	603,430
Cardinal Health, Inc.	11,931	651,671
Chartwell Retirement Residences	24,823	182,913
Cigna Corp.	1,590	274,577
CVS Health Corp.	7,682	483,505
Encompass Health Corp.	14,376	978,718
HealthEquity, Inc.(2)	2,234	115,185
Henry Schein, Inc.(2)	9,094	625,031
Humana, Inc.	831	326,126
Korian SA(2)	254	10,434
McKesson Corp.	4,528	679,924
Option Care Health, Inc.(2)	5,653	66,592
Pennant Group, Inc. (The)(2)	3,010	75,431
Quest Diagnostics, Inc.	6,499	825,828
R1 RCM, Inc.(2)	10,601	144,916
RadNet, Inc.(2)	4,477	71,140
UnitedHealth Group, Inc.	2,586	782,989
17

	Shares/ Principal Amount	Value
Universal Health Services, Inc., Class B	7,585	$833,591
		8,077,206
Health Care Technology — 0.3%
Cerner Corp.	8,869	615,952
CompuGroup Medical SE & Co. KgaA	916	80,234
Health Catalyst, Inc.(2)(3)	3,597	125,535
Phreesia, Inc.(2)	2,242	67,395
Teladoc Health, Inc.(2)	2,049	486,904
Veeva Systems, Inc., Class A(2)	3,917	1,036,321
		2,412,341
Hotels, Restaurants and Leisure — 0.4%
Basic-Fit NV(2)(3)	2,082	54,090
Brinker International, Inc.	2,769	74,459
Chipotle Mexican Grill, Inc.(2)	981	1,133,212
Churchill Downs, Inc.	913	126,469
Las Vegas Sands Corp.	7,962	347,462
Melco International Development Ltd.	23,000	43,023
Planet Fitness, Inc., Class A(2)	1,298	67,756
Sodexo SA	6,922	477,800
Starbucks Corp.	4,023	307,880
Sushiro Global Holdings Ltd.	4,700	99,657
Whitbread plc(2)	8,979	257,487
Wingstop, Inc.	993	155,156
Wyndham Destinations, Inc.	1,675	44,555
Wyndham Hotels & Resorts, Inc.	5,290	233,606
		3,422,612
Household Durables — 0.2%
Bellway plc	1,440	48,227
Breville Group Ltd.	4,208	78,253
D.R. Horton, Inc.	8,902	588,956
Haseko Corp.	15,300	181,204
Man Wah Holdings Ltd.	77,200	87,811
Taylor Wimpey plc	136,951	213,644
Token Corp.	1,300	82,651
TopBuild Corp.(2)	826	108,966
		1,389,712
Household Products — 0.2%
Colgate-Palmolive Co.	4,965	383,298
Kimberly-Clark Corp.	2,004	304,688
Procter & Gamble Co. (The)	9,625	1,262,030
Reynolds Consumer Products, Inc.	3,330	113,420
		2,063,436
Independent Power and Renewable Electricity Producers†
Falck Renewables SpA	18,288	119,095
Innergex Renewable Energy, Inc.	7,537	129,363
		248,458
Industrial Conglomerates — 0.1%
Honeywell International, Inc.	4,183	624,814
Lifco AB, B Shares	1,098	84,173
Rheinmetall AG	655	62,048
		771,035
18

	Shares/ Principal Amount	Value
Insurance — 0.6%
Aegon NV	62,097	$183,446
Aflac, Inc.	17,023	605,508
AIA Group Ltd.	34,800	311,858
Arthur J. Gallagher & Co.	4,011	431,142
Brown & Brown, Inc.	2,299	104,536
BRP Group, Inc., Class A(2)	7,018	122,464
Chubb Ltd.	8,741	1,112,205
eHealth, Inc.(2)	1,768	122,239
GoHealth, Inc., Class A(2)	608	10,792
Goosehead Insurance, Inc., Class A(2)	1,374	141,975
Kinsale Capital Group, Inc.	868	169,173
Lemonade, Inc.(2)	32	1,862
Marsh & McLennan Cos., Inc.	1,643	191,574
Muenchener Rueckversicherungs-Gesellschaft AG	937	249,120
Palomar Holdings, Inc.(2)	1,155	105,498
Progressive Corp. (The)	2,090	188,811
Prudential Financial, Inc.	2,049	129,845
Reinsurance Group of America, Inc.	5,151	439,123
SelectQuote, Inc.(2)(3)	18,339	328,085
Travelers Cos., Inc. (The)	2,644	302,526
		5,251,782
Interactive Media and Services — 0.6%
Alphabet, Inc., Class A(2)	1,537	2,286,979
Baidu, Inc., ADR(2)	4,127	492,764
carsales.com Ltd.	5,558	73,378
EverQuote, Inc., Class A(2)	1,354	73,725
Facebook, Inc., Class A(2)	4,648	1,179,058
Kakaku.com, Inc.	3,900	94,469
Match Group, Inc.(2)	5,167	530,651
Tencent Holdings Ltd.	8,800	602,401
		5,333,425
Internet and Direct Marketing Retail — 0.6%
Alibaba Group Holding Ltd., ADR(2)	2,455	616,254
Amazon.com, Inc.(2)	936	2,962,140
ASOS plc(2)	9,106	402,057
boohoo Group plc(2)	32,790	112,726
Expedia Group, Inc.	3,333	270,006
HelloFresh SE(2)	2,248	122,371
Mercari, Inc.(2)	1,500	62,856
Wayfair, Inc., Class A(2)(3)	1,277	339,797
		4,888,207
IT Services — 1.1%
Accenture plc, Class A	3,093	695,245
Adyen NV(2)	343	572,636
Atos SE(2)	2,612	224,042
BASE, Inc.(2)	800	50,065
Bechtle AG	408	79,453
Capgemini SE	2,628	340,776
Capita plc(2)	170,223	76,985
Edenred	6,278	312,778
19

	Shares/ Principal Amount	Value
Euronet Worldwide, Inc.(2)	1,337	$128,539
Fiserv, Inc.(2)	5,097	508,630
GDS Holdings Ltd., ADR(2)	10,377	833,169
GMO Payment Gateway, Inc.	400	41,895
I3 Verticals, Inc., Class A(2)	2,533	61,248
International Business Machines Corp.	2,111	259,526
MasterCard, Inc., Class A	2,631	811,743
NEXTDC Ltd.(2)	18,121	147,890
PayPal Holdings, Inc.(2)	4,771	935,450
Repay Holdings Corp.(2)	6,818	150,882
SHIFT, Inc.(2)	900	94,547
Square, Inc., Class A(2)	7,120	924,532
Twilio, Inc., Class A(2)	3,736	1,036,441
Visa, Inc., Class A	4,676	890,310
		9,176,782
Leisure Products — 0.1%
BRP, Inc.	2,725	122,065
Brunswick Corp.	1,587	106,297
Callaway Golf Co.	6,407	122,053
Games Workshop Group plc	1,215	140,158
MIPS AB	766	32,197
Peloton Interactive, Inc., Class A(2)	6,311	430,537
		953,307
Life Sciences Tools and Services — 0.4%
Agilent Technologies, Inc.	4,712	453,907
Bruker Corp.	10,955	488,812
Evotec SE(2)	2,359	62,458
Lonza Group AG	987	616,099
Mettler-Toledo International, Inc.(2)	872	815,320
NeoGenomics, Inc.(2)	3,649	139,501
PRA Health Sciences, Inc.(2)	1,064	113,380
Repligen Corp.(2)	339	51,159
Tecan Group AG	287	120,721
Thermo Fisher Scientific, Inc.	1,352	559,660
		3,421,017
Machinery — 0.6%
Cummins, Inc.	5,290	1,022,346
Evoqua Water Technologies Corp.(2)	6,392	122,918
Graco, Inc.	7,747	412,450
Harmonic Drive Systems, Inc.	1,300	72,635
IMI plc	40,383	553,129
Kornit Digital Ltd.(2)	1,150	61,629
Lincoln Electric Holdings, Inc.	2,383	215,399
Nabtesco Corp.	4,100	123,942
Navistar International Corp.(2)	3,095	99,133
Oshkosh Corp.	4,231	333,064
PACCAR, Inc.	7,616	647,969
Parker-Hannifin Corp.	4,350	778,302
Techtronic Industries Co. Ltd.	38,500	402,890
Valmet Oyj	1,775	49,839
		4,895,645
20

	Shares/ Principal Amount	Value
Media — 0.3%
Atresmedia Corp. de Medios de Comunicacion SA	21,094	$57,597
Comcast Corp., Class A	9,825	420,510
Fox Corp., Class B	20,129	518,724
Future plc	4,551	82,641
Nippon Television Holdings, Inc.	24,600	267,091
Publicis Groupe SA	9,536	307,433
Stroeer SE & Co. KGaA(2)	1,365	93,356
TV Asahi Holdings Corp.	8,100	111,386
WPP plc	44,914	335,925
		2,194,663
Metals and Mining†
Saracen Mineral Holdings Ltd.(2)	34,744	149,753
Mortgage Real Estate Investment Trusts (REITs)†
AGNC Investment Corp.	10,485	142,596
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,982	104,460
PennyMac Mortgage Investment Trust	5,106	96,248
		343,304
Multi-Utilities — 0.1%
Ameren Corp.	3,412	273,779
CMS Energy Corp.	2,877	184,646
NorthWestern Corp.	12,002	675,232
		1,133,657
Multiline Retail — 0.1%
Magazine Luiza SA	29,512	454,627
Pan Pacific International Holdings Corp.	13,200	299,300
Seria Co. Ltd.	2,300	91,959
Target Corp.	2,020	254,277
		1,100,163
Oil, Gas and Consumable Fuels — 0.6%
Cimarex Energy Co.	5,885	143,947
CNOOC Ltd.	458,000	485,189
CNOOC Ltd., ADR	437	46,169
ConocoPhillips	30,172	1,128,131
Eni SpA	42,649	381,452
Gazprom PJSC, ADR	38,150	185,946
Gazprom PJSC	58,762	144,688
Gibson Energy, Inc.	3,451	56,836
Neste Oyj	8,845	406,869
Noble Energy, Inc.	36,148	361,119
Parex Resources, Inc.(2)	6,912	83,597
PetroChina Co. Ltd., H Shares	1,002,000	344,597
Phillips 66	5,796	359,468
Saras SpA(2)	207,838	153,732
Surgutneftegas PJSC, Preference Shares	1,072,891	541,310
TOTAL SE	14,639	543,522
Valero Energy Corp.	3,207	180,330
		5,546,902
Paper and Forest Products — 0.1%
Mondi plc	28,660	514,179
21

	Shares/ Principal Amount	Value
Personal Products — 0.1%
elf Beauty, Inc.(2)	2,728	$48,722
Estee Lauder Cos., Inc. (The), Class A	1,015	200,503
Jamieson Wellness, Inc.	1,975	56,856
Ontex Group NV(2)	9,551	136,478
Shiseido Co. Ltd.	6,400	354,682
		797,241
Pharmaceuticals — 0.7%
ALK-Abello A/S(2)	207	58,658
AstraZeneca plc	4,429	491,235
Axsome Therapeutics, Inc.(2)	599	42,727
Bristol-Myers Squibb Co.	10,978	643,969
GlaxoSmithKline plc	45,797	919,680
Horizon Therapeutics plc(2)	8,311	508,550
Merck & Co., Inc.	9,893	793,814
MyoKardia, Inc.(2)	806	72,645
Novo Nordisk A/S, B Shares	12,035	794,029
Optinose, Inc.(2)(3)	2,422	12,340
Reata Pharmaceuticals, Inc., Class A(2)	307	45,344
Sanofi	2,604	272,227
Sanofi, ADR	14,195	744,528
Zoetis, Inc.	2,443	370,554
		5,770,300
Professional Services — 0.3%
ASGN, Inc.(2)	1,165	79,756
CoStar Group, Inc.(2)	244	207,342
IHS Markit Ltd.	8,466	683,460
IR Japan Holdings Ltd.	900	99,515
Nihon M&A Center, Inc.	1,100	53,324
Randstad NV	2,973	143,309
Recruit Holdings Co. Ltd.	15,300	474,855
Teleperformance	1,538	450,106
UT Group Co. Ltd.(2)	4,300	88,203
Verisk Analytics, Inc.	3,789	715,022
		2,994,892
Real Estate Management and Development — 0.2%
Aroundtown SA(2)	21,754	131,224
Colliers International Group, Inc.	1,654	89,464
ESR Cayman Ltd.(2)	53,800	132,652
Fastighets AB Balder, B Shares(2)	2,077	85,813
FirstService Corp.	2,363	282,618
Open House Co. Ltd.	7,900	224,498
Samhallsbyggnadsbolaget i Norden AB(3)	95,956	260,868
Shimao Group Holdings Ltd.	36,500	154,952
Shurgard Self Storage SA	2,571	101,018
VGP NV	1,383	191,686
		1,654,793
Road and Rail — 0.3%
ArcBest Corp.	1,783	54,185
Heartland Express, Inc.	22,662	459,699
J.B. Hunt Transport Services, Inc.	3,780	489,132
22

	Shares/ Principal Amount	Value
Norfolk Southern Corp.	5,560	$1,068,688
Sixt SE(2)	769	57,669
TFI International, Inc.	5,355	232,358
Union Pacific Corp.	3,339	578,816
		2,940,547
Semiconductors and Semiconductor Equipment — 1.2%
Advanced Micro Devices, Inc.(2)	5,767	446,539
Applied Materials, Inc.	17,385	1,118,377
ASM International NV	724	109,963
ASML Holding NV	1,142	403,405
Broadcom, Inc.	1,137	360,145
Entegris, Inc.	664	47,748
Infineon Technologies AG	19,579	489,351
Inphi Corp.(2)	783	102,307
Intel Corp.	8,692	414,869
Lasertec Corp.	400	35,500
Lattice Semiconductor Corp.(2)	3,210	99,799
Marvell Technology Group Ltd.	14,580	531,733
Maxim Integrated Products, Inc.	9,033	615,057
Microchip Technology, Inc.	3,014	306,614
MKS Instruments, Inc.	624	79,523
Nova Measuring Instruments Ltd.(2)	1,889	97,095
NVIDIA Corp.	2,071	879,326
PDF Solutions, Inc.(2)	2,870	70,545
Power Integrations, Inc.	997	121,664
Semtech Corp.(2)	2,168	120,823
SiTime Corp.(2)	1,060	56,339
Skyworks Solutions, Inc.	4,232	616,094
SOITEC(2)	932	110,014
Taiwan Semiconductor Manufacturing Co. Ltd.	48,000	702,490
Teradyne, Inc.	9,688	861,844
Texas Instruments, Inc.	1,766	225,253
Xilinx, Inc.	9,106	977,529
		9,999,946
Software — 1.7%
Adobe, Inc.(2)	1,269	563,842
Atlassian Corp. plc, Class A(2)	2,407	425,196
Avast plc	22,363	168,904
Cadence Design Systems, Inc.(2)	17,573	1,919,850
Coupa Software, Inc.(2)	1,528	468,256
Dassault Systemes SE	1,946	354,975
Descartes Systems Group, Inc. (The)(2)	1,914	107,757
DocuSign, Inc.(2)	2,865	621,218
Envestnet, Inc.(2)	6,695	543,634
Everbridge, Inc.(2)	1,326	189,353
Five9, Inc.(2)	1,140	137,735
Globant SA(2)	616	106,531
Kinaxis, Inc.(2)	418	63,475
Manhattan Associates, Inc.(2)	8,672	830,691
Microsoft Corp.	21,242	4,354,822
Model N, Inc.(2)	3,798	146,071
23

	Shares/ Principal Amount	Value
nCino, Inc.(2)	2,161	$170,935
Netcompany Group A/S(2)	1,352	97,574
Palo Alto Networks, Inc.(2)	2,892	740,121
Paylocity Holding Corp.(2)	393	52,348
Rapid7, Inc.(2)	1,450	86,376
RealPage, Inc.(2)	1,992	125,516
RingCentral, Inc., Class A(2)	2,332	676,910
SailPoint Technologies Holdings, Inc.(2)	2,938	92,547
salesforce.com, Inc.(2)	2,275	443,284
Sinch AB(2)	1,106	86,661
Splunk, Inc.(2)	5,416	1,136,385
TeamViewer AG(2)	1,792	96,868
Vertex, Inc., Class A(2)	195	4,594
		14,812,429
Specialty Retail — 0.5%
Advance Auto Parts, Inc.	4,798	720,372
Bilia AB, A Shares(2)	8,333	81,493
Burlington Stores, Inc.(2)	2,792	524,896
Five Below, Inc.(2)	4,202	457,640
Home Depot, Inc. (The)	4,504	1,195,767
JD Sports Fashion plc	9,071	72,366
Kingfisher plc	202,018	643,107
Lithia Motors, Inc., Class A	641	146,885
National Vision Holdings, Inc.(2)	3,845	123,001
TJX Cos., Inc. (The)	10,381	539,708
		4,505,235
Technology Hardware, Storage and Peripherals — 0.5%
Apple, Inc.	8,701	3,698,273
HP, Inc.	30,379	534,063
		4,232,336
Textiles, Apparel and Luxury Goods — 0.3%
ANTA Sports Products Ltd.	26,000	247,012
Crocs, Inc.(2)	3,330	119,680
Deckers Outdoor Corp.(2)	642	134,338
lululemon athletica, Inc.(2)	2,028	660,296
LVMH Moet Hennessy Louis Vuitton SE	924	401,460
NIKE, Inc., Class B	6,967	680,049
Pandora A/S	1,274	81,245
Puma SE(2)	4,659	362,518
VF Corp.	3,010	181,684
		2,868,282
Thrifts and Mortgage Finance — 0.1%
Capitol Federal Financial, Inc.	37,214	359,115
NMI Holdings, Inc., Class A(2)	8,400	130,368
		489,483
Trading Companies and Distributors — 0.2%
AddTech AB, B Shares	1,104	51,469
Applied Industrial Technologies, Inc.	2,079	131,226
Beijer Ref AB	2,051	80,348
Diploma plc	3,051	72,886
Electrocomponents plc	11,395	98,322
24

	Shares/ Principal Amount	Value
IMCD NV	247	$25,612
MonotaRO Co. Ltd.	8,900	380,303
MSC Industrial Direct Co., Inc., Class A	9,688	639,505
Seven Group Holdings Ltd.(3)	10,305	125,227
SiteOne Landscape Supply, Inc.(2)	769	98,455
Yamazen Corp.	7,500	68,113
		1,771,466
Wireless Telecommunication Services — 0.1%
Rogers Communications, Inc., Class B	12,822	523,620
TOTAL COMMON STOCKS (Cost $166,833,330)		225,092,533
U.S. TREASURY SECURITIES — 12.3%
U.S. Treasury Bonds, 1.125%, 5/15/40	$11,200,000	11,498,375
U.S. Treasury Bonds, 3.125%, 8/15/44(4)	200,000	283,914
U.S. Treasury Bonds, 2.50%, 2/15/45	1,060,000	1,364,460
U.S. Treasury Bonds, 3.00%, 5/15/45	560,000	783,523
U.S. Treasury Bonds, 3.00%, 11/15/45	100,000	140,445
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/25	1,020,510	1,187,211
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27	317,960	393,213
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29	1,355,894	1,776,998
U.S. Treasury Inflation Indexed Bonds, 3.375%, 4/15/32	144,498	220,921
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40	711,996	1,106,960
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41	960,392	1,516,264
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43	1,082,113	1,360,413
U.S. Treasury Inflation Indexed Bonds, 1.375%, 2/15/44	2,916,352	4,245,555
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45	3,387,381	4,429,744
U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47	584,386	800,948
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22	1,840,295	1,891,464
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24	5,496,150	5,845,650
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/24	5,491,530	5,835,993
U.S. Treasury Inflation Indexed Notes, 0.125%, 10/15/24	2,849,117	3,024,522
U.S. Treasury Inflation Indexed Notes, 0.25%, 1/15/25	4,331,520	4,621,562
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/26	3,778,005	4,161,521
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/26	6,152,615	6,666,036
U.S. Treasury Inflation Indexed Notes, 0.50%, 1/15/28	363,934	408,021
U.S. Treasury Inflation Indexed Notes, 0.875%, 1/15/29	1,929,963	2,251,964
U.S. Treasury Notes, 0.25%, 6/15/23	15,000,000	15,055,664
U.S. Treasury Notes, 0.25%, 5/31/25	9,900,000	9,921,463
U.S. Treasury Notes, 0.50%, 4/30/27	6,500,000	6,554,209
U.S. Treasury Notes, 0.50%, 5/31/27	3,750,000	3,779,736
U.S. Treasury Notes, 2.25%, 8/15/27(4)	400,000	451,742
U.S. Treasury Notes, 0.625%, 5/15/30	3,300,000	3,327,264
TOTAL U.S. TREASURY SECURITIES (Cost $96,152,568)		104,905,755
CORPORATE BONDS — 5.2%
Aerospace and Defense†
Bombardier, Inc., 8.75%, 12/1/21(5)	50,000	50,083
Bombardier, Inc., 5.75%, 3/15/22(5)	30,000	28,380
Bombardier, Inc., 6.00%, 10/15/22(5)	35,000	32,638
Howmet Aerospace, Inc., 5.125%, 10/1/24	115,000	122,266
TransDigm, Inc., 6.375%, 6/15/26	50,000	49,134
		282,501
25

		Shares/ Principal Amount	Value
Airlines†
United Airlines Holdings, Inc., 5.00%, 2/1/24		$85,000	$71,187
Auto Components†
ZF North America Capital, Inc., 4.75%, 4/29/25(5)		105,000	111,169
Automobiles — 0.2%
BMW Finance NV, MTN, 1.00%, 2/15/22	EUR	10,000	11,983
BMW Finance NV, MTN, 0.875%, 4/3/25	EUR	50,000	61,434
Ford Motor Credit Co. LLC, 5.875%, 8/2/21		$850,000	873,906
General Motors Co., 5.00%, 4/1/35		70,000	77,168
General Motors Co., 5.15%, 4/1/38		160,000	171,953
General Motors Financial Co., Inc., 3.20%, 7/6/21		430,000	437,109
			1,633,553
Banks — 0.9%
Akbank T.A.S., 5.00%, 10/24/22		130,000	127,607
Avi Funding Co. Ltd., 3.80%, 9/16/25(5)		255,000	286,327
Banco Santander SA, MTN, 2.50%, 3/18/25	EUR	200,000	248,674
Banistmo SA, 3.65%, 9/19/22		$280,000	282,384
Bank of America Corp., VRN, 3.42%, 12/20/28		42,000	47,515
Bank of Montreal, MTN, 3.30%, 2/5/24		372,000	406,466
Barclays Bank plc, MTN, 6.625%, 3/30/22	EUR	50,000	64,597
Barclays plc, MTN, VRN, 1.375%, 1/24/26	EUR	100,000	120,792
Barclays plc, MTN, VRN, 2.00%, 2/7/28	EUR	100,000	118,003
BPCE SA, VRN, 2.75%, 7/8/26	EUR	100,000	120,246
CaixaBank SA, MTN, VRN, 2.75%, 7/14/28	EUR	200,000	241,854
CIT Group, Inc., 5.00%, 8/1/23		$50,000	52,438
Citigroup, Inc., VRN, 3.52%, 10/27/28		340,000	383,410
Co-Operative Bank plc (The), 4.75%, 11/11/21 (Secured)	GBP	200,000	273,409
Commerzbank AG, MTN, 4.00%, 3/23/26	EUR	150,000	185,976
Cooperatieve Rabobank UA, VRN, 2.50%, 5/26/26	EUR	150,000	178,983
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	100,000	155,595
European Financial Stability Facility, MTN, 2.125%, 2/19/24	EUR	399,000	514,867
European Financial Stability Facility, MTN, 0.40%, 5/31/26	EUR	400,000	495,989
European Financial Stability Facility, MTN, 2.35%, 7/29/44	EUR	60,000	109,185
European Investment Bank, MTN, 2.25%, 10/14/22	EUR	285,000	357,314
Fifth Third BanCorp., 4.30%, 1/16/24		$120,000	132,915
HSBC Bank plc, MTN, VRN, 5.375%, 11/4/30	GBP	50,000	76,334
ING Groep NV, MTN, 2.125%, 1/10/26	EUR	400,000	520,447
Intercorp Financial Services, Inc., 4.125%, 10/19/27(5)		$305,000	310,337
Intesa Sanpaolo SpA, MTN, 6.625%, 9/13/23	EUR	220,000	296,131
Kreditanstalt fuer Wiederaufbau, 4.625%, 1/4/23	EUR	300,000	398,688
Lloyds Bank plc, MTN, 7.625%, 4/22/25	GBP	120,000	198,479
Natwest Group plc, 6.125%, 12/15/22		$40,000	43,837
Santander UK plc, MTN, 5.125%, 4/14/21	GBP	100,000	135,188
UniCredit SpA, MTN, VRN, 5.75%, 10/28/25	EUR	100,000	119,235
Wells Fargo & Co., 4.125%, 8/15/23		$300,000	328,101
Woori Bank, MTN, 4.75%, 4/30/24		153,000	168,597
			7,499,920
Beverages — 0.1%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46		370,000	475,999
26

		Shares/ Principal Amount	Value
Anheuser-Busch InBev SA, MTN, 1.50%, 3/17/25	EUR	50,000	$62,971
			538,970
Biotechnology — 0.2%
AbbVie, Inc., 3.25%, 10/1/22(5)		$270,000	283,195
AbbVie, Inc., 3.85%, 6/15/24(5)		230,000	255,008
AbbVie, Inc., 3.60%, 5/14/25		70,000	78,424
AbbVie, Inc., 4.55%, 3/15/35(5)		110,000	140,581
AbbVie, Inc., 4.40%, 11/6/42		240,000	304,879
Gilead Sciences, Inc., 3.65%, 3/1/26		390,000	449,974
			1,512,061
Capital Markets — 0.2%
Criteria Caixa SA, MTN, 1.50%, 5/10/23	EUR	100,000	121,488
Goldman Sachs Group, Inc. (The), 5.50%, 10/12/21	GBP	150,000	206,363
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26		$280,000	312,594
MDGH - GMTN B.V., 3.25%, 4/28/22(5)		102,000	106,114
Morgan Stanley, MTN, 3.70%, 10/23/24		250,000	279,440
Morgan Stanley, MTN, VRN, 2.70%, 1/22/31		350,000	381,836
SURA Asset Management SA, 4.375%, 4/11/27		105,000	113,354
			1,521,189
Chemicals†
CF Industries, Inc., 3.45%, 6/1/23		80,000	84,036
Element Solutions, Inc., 5.875%, 12/1/25(5)		40,000	41,425
Equate Petrochemical BV, 4.25%, 11/3/26(5)		82,000	88,270
Huntsman International LLC, 5.125%, 11/15/22		85,000	90,848
Olin Corp., 5.125%, 9/15/27		60,000	58,374
Tronox Finance plc, 5.75%, 10/1/25(5)		30,000	29,809
			392,762
Commercial Services and Supplies — 0.1%
ADT Security Corp. (The), 6.25%, 10/15/21		100,000	105,228
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(5)		80,000	80,432
Republic Services, Inc., 3.55%, 6/1/22		175,000	183,740
RR Donnelley & Sons Co., 6.00%, 4/1/24		65,000	60,362
			429,762
Communications Equipment†
CommScope Technologies LLC, 6.00%, 6/15/25(5)		70,000	71,621
CommScope, Inc., 5.50%, 3/1/24(5)		136,000	141,424
			213,045
Construction Materials†
Cemex SAB de CV, 6.125%, 5/5/25		205,000	209,378
Consumer Finance — 0.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 5.00%, 10/1/21		180,000	184,496
Ally Financial, Inc., 8.00%, 11/1/31		45,000	62,353
Capital One Financial Corp., 3.80%, 1/31/28		70,000	79,008
Navient Corp., 5.00%, 10/26/20		100,000	100,905
Navient Corp., 5.50%, 1/25/23		105,000	107,953
Park Aerospace Holdings Ltd., 5.25%, 8/15/22(5)		80,000	77,120
			611,835
Containers and Packaging†
Ball Corp., 5.25%, 7/1/25		35,000	39,973
Berry Global, Inc., 5.125%, 7/15/23		43,000	43,645
27

		Shares/ Principal Amount	Value
Mauser Packaging Solutions Holding Co., 5.50%, 4/15/24(5)		$30,000	$30,631
Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23(5)		20,000	21,166
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(5)		30,000	30,497
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.00%, 7/15/24(5)		160,000	163,200
Sealed Air Corp., 5.125%, 12/1/24(5)		80,000	88,250
			417,362
Diversified Financial Services — 0.3%
Fiore Capital LLC, VRDN, 0.45%, 8/7/20 (LOC: Wells Fargo Bank N.A.)		2,500,000	2,500,000
Voya Financial, Inc., VRN, 5.65%, 5/15/53		75,000	78,057
			2,578,057
Diversified Telecommunication Services — 0.3%
Altice France SA, 7.375%, 5/1/26(5)		175,000	186,848
AT&T, Inc., 1.65%, 2/1/28(6)		154,000	157,082
AT&T, Inc., 2.60%, 12/17/29	EUR	120,000	162,935
AT&T, Inc., 5.15%, 11/15/46		$156,000	201,639
CenturyLink, Inc., 5.80%, 3/15/22		40,000	42,189
Deutsche Telekom International Finance BV, MTN, 1.25%, 10/6/23	GBP	150,000	200,535
Deutsche Telekom International Finance BV, MTN, 0.875%, 1/30/24	EUR	40,000	48,728
Hughes Satellite Systems Corp., 5.25%, 8/1/26		$100,000	110,144
Level 3 Financing, Inc., 5.375%, 5/1/25		50,000	51,750
Ooredoo International Finance Ltd., 3.75%, 6/22/26(5)		153,000	171,121
Orange SA, MTN, VRN, 4.00%, 10/1/21	EUR	150,000	183,119
Telefonica Europe BV, VRN, 5.875%, 3/31/24	EUR	100,000	129,435
Turk Telekomunikasyon AS, 4.875%, 6/19/24(5)		$205,000	201,151
Verizon Communications, Inc., 3.15%, 3/22/30		227,000	261,097
Verizon Communications, Inc., 4.40%, 11/1/34		275,000	355,150
			2,462,923
Electric Utilities — 0.2%
Berkshire Hathaway Energy Co., 3.50%, 2/1/25		90,000	100,297
Berkshire Hathaway Energy Co., 3.80%, 7/15/48		110,000	140,188
Duke Energy Florida LLC, 6.35%, 9/15/37		70,000	111,114
Duke Energy Florida LLC, 3.85%, 11/15/42		130,000	164,318
Duke Energy Progress LLC, 4.15%, 12/1/44		59,000	78,523
Exelon Corp., 4.45%, 4/15/46		100,000	130,075
Exelon Generation Co. LLC, 4.25%, 6/15/22		19,000	20,154
FirstEnergy Corp., 4.85%, 7/15/47		50,000	61,891
Florida Power & Light Co., 3.95%, 3/1/48		90,000	123,927
Greenko Investment Co., 4.875%, 8/16/23(5)		102,000	102,371
Israel Electric Corp. Ltd., 6.875%, 6/21/23(5)		102,000	117,088
MidAmerican Energy Co., 4.40%, 10/15/44		80,000	108,899
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(5)		40,000	43,600
NRG Energy, Inc., 7.25%, 5/15/26		50,000	54,041
Progress Energy, Inc., 3.15%, 4/1/22		110,000	114,295
Southern Co. Gas Capital Corp., 3.95%, 10/1/46		50,000	60,767
SSE plc, VRN, 2.375%, 4/1/21	EUR	200,000	236,789
Xcel Energy, Inc., 3.35%, 12/1/26		$70,000	80,044
			1,848,381
28

		Shares/ Principal Amount	Value
Energy Equipment and Services†
Precision Drilling Corp., 5.25%, 11/15/24		$65,000	$45,899
Entertainment†
Cinemark USA, Inc., 5.125%, 12/15/22		60,000	52,411
Equity Real Estate Investment Trusts (REITs) — 0.1%
Equinix, Inc., 5.375%, 5/15/27		70,000	77,186
Essex Portfolio LP, 3.25%, 5/1/23		50,000	52,719
GLP Capital LP / GLP Financing II, Inc., 5.375%, 11/1/23		30,000	32,184
Iron Mountain, Inc., 4.875%, 9/15/27(5)		80,000	83,332
Kilroy Realty LP, 3.80%, 1/15/23		140,000	145,213
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24		90,000	97,885
			488,519
Food and Staples Retailing†
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 6.625%, 6/15/24		110,000	114,576
Kroger Co. (The), 3.875%, 10/15/46		90,000	108,724
Tesco plc, MTN, 5.00%, 3/24/23	GBP	50,000	71,957
			295,257
Food Products — 0.1%
B&G Foods, Inc., 5.25%, 4/1/25		$70,000	73,229
JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 7/15/24(5)		25,000	25,555
JBS USA LUX SA / JBS USA Finance, Inc., 5.75%, 6/15/25(5)		35,000	36,006
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(5)		130,000	136,514
MHP SE, 7.75%, 5/10/24(5)		128,000	134,955
Minerva Luxembourg SA, 5.875%, 1/19/28(5)		80,000	83,600
Pilgrim's Pride Corp., 5.75%, 3/15/25(5)		200,000	205,250
Post Holdings, Inc., 5.00%, 8/15/26(5)		115,000	120,715
			815,824
Gas Utilities†
Perusahaan Gas Negara Tbk PT, 5.125%, 5/16/24		204,000	222,848
Health Care Equipment and Supplies†
Medtronic, Inc., 4.375%, 3/15/35		172,000	233,707
Health Care Providers and Services — 0.2%
Acadia Healthcare Co., Inc., 5.625%, 2/15/23		60,000	61,100
Aetna, Inc., 2.75%, 11/15/22		160,000	166,943
CHS / Community Health Systems, Inc., 6.25%, 3/31/23		80,000	80,700
CHS / Community Health Systems, Inc., 8.125%, 6/30/24(5)		60,000	38,213
CHS / Community Health Systems, Inc., 8.00%, 12/15/27(5)		17,000	17,138
CHS / Community Health Systems, Inc., 6.875%, 4/1/28(5)		42,000	15,094
CHS / Community Health Systems, Inc., VRN, 9.875%, 6/30/23(5)		95,000	75,396
CVS Health Corp., 4.30%, 3/25/28		250,000	297,188
CVS Health Corp., 4.78%, 3/25/38		100,000	128,699
Team Health Holdings, Inc., 6.375%, 2/1/25(5)		40,000	23,400
Tenet Healthcare Corp., 6.75%, 6/15/23		40,000	42,240
Tenet Healthcare Corp., 5.125%, 5/1/25		100,000	102,997
UnitedHealth Group, Inc., 2.875%, 3/15/22		290,000	300,101
UnitedHealth Group, Inc., 3.75%, 7/15/25		100,000	115,079
			1,464,288
29

		Shares/ Principal Amount	Value
Hotels, Restaurants and Leisure — 0.1%
1011778 BC ULC / New Red Finance, Inc., 5.00%, 10/15/25(5)		$100,000	$102,830
Boyd Gaming Corp., 6.375%, 4/1/26		35,000	35,836
Golden Nugget, Inc., 6.75%, 10/15/24(5)		120,000	84,150
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 4.625%, 4/1/25		80,000	81,592
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 5.25%, 6/1/26(5)		75,000	78,964
McDonald's Corp., MTN, 4.70%, 12/9/35		80,000	105,391
MGM Resorts International, 6.00%, 3/15/23		130,000	136,189
Penn National Gaming, Inc., 5.625%, 1/15/27(5)		150,000	148,234
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25(5)		150,000	141,375
			914,561
Household Durables — 0.1%
Lennar Corp., 4.75%, 4/1/21		60,000	60,886
Meritage Homes Corp., 5.125%, 6/6/27		160,000	171,770
PulteGroup, Inc., 5.50%, 3/1/26		60,000	69,492
Taylor Morrison Communities, Inc., 5.875%, 1/31/25(5)		22,000	22,763
Toll Brothers Finance Corp., 4.35%, 2/15/28		130,000	141,188
			466,099
Household Products†
Spectrum Brands, Inc., 5.75%, 7/15/25		144,000	148,680
Independent Power and Renewable Electricity Producers†
Listrindo Capital BV, 4.95%, 9/14/26		102,000	105,825
Insurance — 0.2%
Allianz SE, MTN, VRN, 4.75%, 10/24/23	EUR	200,000	262,640
American International Group, Inc., 4.50%, 7/16/44		$110,000	136,102
AXA SA, 7.125%, 12/15/20	GBP	55,000	73,488
AXA SA, MTN, VRN, 3.375%, 7/6/47	EUR	200,000	266,927
Genworth Holdings, Inc., 7.625%, 9/24/21		$35,000	35,186
Hartford Financial Services Group, Inc. (The), 3.60%, 8/19/49		80,000	93,844
Markel Corp., 4.90%, 7/1/22		200,000	215,274
Metropolitan Life Global Funding I, 3.00%, 1/10/23(5)		119,000	126,533
WR Berkley Corp., 4.625%, 3/15/22		130,000	136,761
			1,346,755
Interactive Media and Services†
Rackspace Hosting, Inc., 8.625%, 11/15/24(5)		65,000	67,954
Tencent Holdings Ltd., 3.80%, 2/11/25(5)		153,000	169,814
			237,768
Internet and Direct Marketing Retail†
Alibaba Group Holding Ltd., 2.80%, 6/6/23		330,000	351,298
IT Services†
CDW LLC / CDW Finance Corp., 5.50%, 12/1/24		90,000	101,241
Media — 0.3%
CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 2/15/26(5)		70,000	73,238
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/27(5)		65,000	69,048
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25		250,000	290,014
30

		Shares/ Principal Amount	Value
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45		$40,000	$56,384
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.80%, 3/1/50		225,000	271,877
Comcast Corp., 2.80%, 1/15/51		15,000	16,365
CSC Holdings LLC, 5.875%, 9/15/22		100,000	107,472
CSC Holdings LLC, 6.625%, 10/15/25(5)		100,000	104,750
CSC Holdings LLC, 5.50%, 5/15/26(5)		25,000	26,250
DISH DBS Corp., 6.75%, 6/1/21		95,000	98,301
DISH DBS Corp., 5.00%, 3/15/23		135,000	140,914
Gray Television, Inc., 5.125%, 10/15/24(5)		100,000	102,989
Gray Television, Inc., 5.875%, 7/15/26(5)		75,000	77,747
Nexstar Broadcasting, Inc., 5.625%, 8/1/24(5)		105,000	108,161
Sinclair Television Group, Inc., 5.625%, 8/1/24(5)		90,000	91,247
TEGNA, Inc., 5.50%, 9/15/24(5)		100,000	102,486
TEGNA, Inc., 4.625%, 3/15/28(5)		530,000	525,362
Videotron Ltd., 5.00%, 7/15/22		75,000	78,796
WPP Finance 2013, MTN, 3.00%, 11/20/23	EUR	100,000	127,932
			2,469,333
Metals and Mining — 0.2%
Alcoa Nederland Holding BV, 6.75%, 9/30/24(5)		$70,000	73,201
Cleveland-Cliffs, Inc., 5.75%, 3/1/25		160,000	138,500
First Quantum Minerals Ltd., 7.25%, 5/15/22(5)		80,000	79,978
First Quantum Minerals Ltd., 7.25%, 4/1/23		150,000	150,896
First Quantum Minerals Ltd., 6.50%, 3/1/24(5)		250,000	245,704
Freeport-McMoRan, Inc., 5.40%, 11/14/34		180,000	202,573
Nexa Resources SA, 5.375%, 5/4/27		230,000	239,271
Teck Resources Ltd., 6.25%, 7/15/41		40,000	44,825
Vedanta Resources Ltd., 6.125%, 8/9/24(5)		217,000	142,787
			1,317,735
Multi-Utilities — 0.1%
Abu Dhabi National Energy Co. PJSC, 5.875%, 12/13/21(5)		204,000	217,996
Abu Dhabi National Energy Co. PJSC, 3.625%, 1/12/23(5)		153,000	162,654
Centrica plc, VRN, 5.25%, 4/10/75	GBP	100,000	139,401
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43		$100,000	124,083
Dominion Energy, Inc., 4.90%, 8/1/41		70,000	94,841
NiSource, Inc., 5.65%, 2/1/45		110,000	161,791
Sempra Energy, 2.875%, 10/1/22		110,000	114,379
Sempra Energy, 3.25%, 6/15/27		140,000	158,084
Sempra Energy, 4.00%, 2/1/48		70,000	85,681
			1,258,910
Oil, Gas and Consumable Fuels — 0.6%
Callon Petroleum Co., 6.25%, 4/15/23		70,000	22,968
Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/25		75,000	85,620
Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/27		130,000	147,162
CNOOC Finance 2013 Ltd., 3.00%, 5/9/23		255,000	268,191
CNX Resources Corp., 5.875%, 4/15/22		49,000	48,663
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 4/1/25		70,000	66,982
Ecopetrol SA, 5.875%, 5/28/45		395,000	452,828
Enbridge, Inc., 4.00%, 10/1/23		120,000	130,617
Energy Transfer Operating LP, 3.60%, 2/1/23		27,000	27,774
31

		Shares/ Principal Amount	Value
Enterprise Products Operating LLC, 4.85%, 3/15/44		$360,000	$436,601
Gazprom PJSC Via Gaz Capital SA, 6.51%, 3/7/22(5)		140,000	150,385
Gazprom PJSC Via Gaz Capital SA, 7.29%, 8/16/37(5)		140,000	202,166
Genesis Energy LP / Genesis Energy Finance Corp., 5.625%, 6/15/24		25,000	23,185
Gulfport Energy Corp., 6.00%, 10/15/24		40,000	21,070
Gulfport Energy Corp., 6.375%, 5/15/25		70,000	33,855
Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 10/1/25(5)		20,000	19,035
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39		300,000	396,748
MEG Energy Corp., 7.00%, 3/31/24(5)		30,000	28,653
MEG Energy Corp., 6.50%, 1/15/25(5)		58,000	57,030
MPLX LP, 6.25%, 10/15/22		19,000	19,189
MPLX LP, 4.50%, 4/15/38		60,000	63,981
MPLX LP, 5.20%, 3/1/47		40,000	45,210
NuStar Logistics LP, 4.75%, 2/1/22		40,000	39,941
Oasis Petroleum, Inc., 6.875%, 3/15/22		120,000	22,617
Ovintiv, Inc., 6.50%, 2/1/38		60,000	53,126
Parsley Energy LLC / Parsley Finance Corp., 5.375%, 1/15/25(5)		120,000	123,937
Petrobras Global Finance BV, 5.75%, 2/1/29		380,000	411,084
Petroleos Mexicanos, 4.875%, 1/24/22		40,000	40,291
Petroleos Mexicanos, 3.50%, 1/30/23		70,000	67,839
Petroleos Mexicanos, 6.50%, 3/13/27		140,000	133,556
Petroleos Mexicanos, 5.50%, 6/27/44		230,000	177,614
QEP Resources, Inc., 5.375%, 10/1/22		110,000	88,387
SM Energy Co., 5.00%, 1/15/24		80,000	44,292
Southwestern Energy Co., 6.45%, 1/23/25		100,000	92,677
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23		84,000	84,849
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.125%, 2/1/25		86,000	87,558
TOTAL SE, MTN, VRN, 2.25%, 2/26/21	EUR	150,000	177,881
Williams Cos., Inc. (The), 4.55%, 6/24/24		$270,000	300,608
			4,694,170
Personal Products†
Avon Products, Inc., 7.00%, 3/15/23		45,000	46,192
Pharmaceuticals — 0.1%
Bausch Health Cos., Inc., 7.00%, 3/15/24(5)		60,000	62,759
Bausch Health Cos., Inc., 6.125%, 4/15/25(5)		195,000	201,532
Bristol-Myers Squibb Co., 3.25%, 8/15/22		160,000	169,295
Bristol-Myers Squibb Co., 3.625%, 5/15/24		410,000	454,400
			887,986
Road and Rail — 0.1%
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41		18,000	25,385
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43		160,000	218,497
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45		70,000	93,389
United Rentals North America, Inc., 5.50%, 7/15/25		70,000	72,037
United Rentals North America, Inc., 5.50%, 5/15/27		85,000	91,641
			500,949
Semiconductors and Semiconductor Equipment†
NXP BV / NXP Funding LLC, 3.875%, 9/1/22(5)		70,000	74,173
32

		Shares/ Principal Amount	Value
Software — 0.1%
Oracle Corp., 3.625%, 7/15/23		$280,000	$306,226
Oracle Corp., 2.65%, 7/15/26		280,000	308,813
			615,039
Specialty Retail — 0.1%
Home Depot, Inc. (The), 3.35%, 4/15/50		180,000	220,254
L Brands, Inc., 5.625%, 2/15/22		105,000	107,176
PetSmart, Inc., 5.875%, 6/1/25(5)		50,000	51,375
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.50%, 6/1/24		70,000	71,527
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.75%, 3/1/25		100,000	102,302
			552,634
Technology Hardware, Storage and Peripherals†
Dell International LLC / EMC Corp., 7.125%, 6/15/24(5)		160,000	166,274
Western Digital Corp., 4.75%, 2/15/26		60,000	65,325
			231,599
Textiles, Apparel and Luxury Goods†
Hanesbrands, Inc., 4.625%, 5/15/24(5)		115,000	121,935
Trading Companies and Distributors†
Beacon Roofing Supply, Inc., 4.875%, 11/1/25(5)		70,000	68,648
Transportation Infrastructure†
Rumo Luxembourg Sarl, 7.375%, 2/9/24		180,000	190,099
Wireless Telecommunication Services — 0.2%
C&W Senior Financing DAC, 6.875%, 9/15/27(5)		228,000	244,271
Millicom International Cellular SA, 5.125%, 1/15/28(5)		255,000	267,735
Oztel Holdings SPC Ltd., 6.625%, 4/24/28		204,000	200,765
Sprint Corp., 7.25%, 9/15/21		120,000	127,050
Sprint Corp., 7.875%, 9/15/23		75,000	87,187
Sprint Corp., 7.125%, 6/15/24		205,000	239,422
T-Mobile USA, Inc., 6.375%, 3/1/25		100,000	102,754
T-Mobile USA, Inc., 6.50%, 1/15/26		80,000	84,432
			1,353,616
TOTAL CORPORATE BONDS (Cost $41,702,001)			44,008,053
SOVEREIGN GOVERNMENTS AND AGENCIES — 3.9%
Australia — 0.2%
Australia Government Bond, 2.75%, 4/21/24	AUD	1,219,000	949,756
Australia Government Bond, 3.00%, 3/21/47	AUD	820,000	754,931
New South Wales Treasury Corp., 3.00%, 3/20/28	AUD	395,000	322,589
			2,027,276
Austria — 0.1%
Republic of Austria Government Bond, 3.40%, 11/22/22(5)	EUR	172,000	221,707
Republic of Austria Government Bond, 0.75%, 10/20/26(5)	EUR	185,000	235,736
Republic of Austria Government Bond, 4.15%, 3/15/37(5)	EUR	121,000	242,262
			699,705
Belgium†
Kingdom of Belgium Government Bond, 4.25%, 3/28/41(5)	EUR	74,000	155,926
Canada — 0.3%
Province of British Columbia Canada, 3.25%, 12/18/21	CAD	594,000	461,585
Province of British Columbia Canada, 2.85%, 6/18/25	CAD	809,000	666,642
Province of Quebec Canada, 3.00%, 9/1/23	CAD	465,000	373,864
33

		Shares/ Principal Amount	Value
Province of Quebec Canada, 5.75%, 12/1/36	CAD	445,000	$529,947
Province of Quebec Canada, 5.00%, 12/1/41	CAD	30,000	35,230
Province of Quebec Canada, 3.50%, 12/1/48	CAD	110,000	112,772
			2,180,040
Chile†
Chile Government International Bond, 3.25%, 9/14/21		$230,000	237,260
China — 0.6%
China Government Bond, 3.25%, 6/6/26	CNY	750,000	109,375
China Government Bond, 3.29%, 5/23/29	CNY	550,000	80,242
China Government Bond, 2.68%, 5/21/30	CNY	24,800,000	3,471,560
China Government Bond, 3.39%, 3/16/50	CNY	10,430,000	1,412,686
			5,073,863
Colombia†
Colombia Government International Bond, 4.375%, 7/12/21		$290,000	299,073
Czech Republic†
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	2,470,000	121,910
Denmark†
Denmark Government Bond, 0.50%, 11/15/27	DKK	600,000	101,818
Denmark Government Bond, 4.50%, 11/15/39	DKK	340,000	102,377
			204,195
Finland — 0.4%
Finland Government Bond, 4.00%, 7/4/25(5)	EUR	219,000	318,000
Finland Government Bond, 0.125%, 4/15/36(5)	EUR	2,250,000	2,731,519
			3,049,519
Indonesia — 0.1%
Indonesia Treasury Bond, 8.375%, 9/15/26	IDR	6,000,000,000	453,077
Ireland — 0.1%
Ireland Government Bond, 3.40%, 3/18/24	EUR	283,000	381,484
Italy — 0.2%
Italy Buoni Poliennali Del Tesoro, 1.50%, 6/1/25	EUR	180,000	222,413
Italy Buoni Poliennali Del Tesoro, 2.00%, 12/1/25	EUR	1,338,000	1,698,180
			1,920,593
Japan — 1.1%
Japan Government Ten Year Bond, 0.80%, 6/20/23	JPY	26,250,000	254,784
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	226,800,000	2,871,786
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	154,250,000	1,931,682
Japan Government Thirty Year Bond, 1.40%, 12/20/45	JPY	28,550,000	330,041
Japan Government Twenty Year Bond, 2.10%, 12/20/26	JPY	402,800,000	4,347,563
			9,735,856
Malaysia†
Malaysia Government Bond, 3.96%, 9/15/25	MYR	990,000	254,162
Mexico — 0.1%
Mexican Bonos, 6.50%, 6/9/22	MXN	9,190,000	427,111
Mexico Government International Bond, 4.15%, 3/28/27		$700,000	771,312
			1,198,423
Namibia — 0.1%
Namibia International Bonds, 5.25%, 10/29/25		$400,000	403,247
Netherlands — 0.1%
Netherlands Government Bond, 0.00%, 1/15/22(5)(7)	EUR	152,000	180,752
Netherlands Government Bond, 0.50%, 7/15/26(5)	EUR	506,000	635,792
34

		Shares/ Principal Amount	Value
Netherlands Government Bond, 2.75%, 1/15/47(5)	EUR	82,000	$170,019
			986,563
Norway†
Norway Government Bond, 2.00%, 5/24/23(5)	NOK	405,000	46,823
Norway Government Bond, 1.75%, 2/17/27(5)	NOK	1,880,000	225,090
			271,913
Peru†
Peruvian Government International Bond, 5.625%, 11/18/50		$160,000	273,487
Philippines — 0.1%
Philippine Government International Bond, 4.00%, 1/15/21		$300,000	304,331
Philippine Government International Bond, 6.375%, 10/23/34		$100,000	151,769
			456,100
Poland — 0.1%
Republic of Poland Government Bond, 4.00%, 10/25/23	PLN	775,000	231,738
Republic of Poland Government International Bond, 5.125%, 4/21/21		$250,000	259,232
			490,970
Russia†
Russian Federal Bond - OFZ, 7.05%, 1/19/28	RUB	5,500,000	80,748
Singapore†
Singapore Government Bond, 3.125%, 9/1/22	SGD	377,000	290,636
Spain — 0.1%
Spain Government Bond, 4.40%, 10/31/23(5)	EUR	100,000	136,053
Spain Government Bond, 1.60%, 4/30/25(5)	EUR	132,000	168,900
Spain Government Bond, 5.15%, 10/31/28(5)	EUR	47,000	78,040
Spain Government Bond, 5.15%, 10/31/44(5)	EUR	9,000	20,115
			403,108
Switzerland — 0.1%
Swiss Confederation Government Bond, 1.25%, 5/28/26	CHF	410,000	499,704
Swiss Confederation Government Bond, 2.50%, 3/8/36	CHF	71,000	113,650
			613,354
Thailand — 0.1%
Thailand Government Bond, 3.625%, 6/16/23	THB	4,150,000	144,756
Thailand Government Bond, 3.85%, 12/12/25	THB	11,550,000	428,908
			573,664
Turkey†
Turkey Government International Bond, 6.875%, 3/17/36		$400,000	371,524
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45		$80,000	99,500
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $30,742,451)			33,307,176
COMMERCIAL PAPER(8) — 2.0%
Bennington Stark Capital Co. LLC, 0.27%, 10/14/20(5)		4,000,000	3,998,125
Crown Point Capital Co. LLC, 0.32%, 10/22/20(5)		3,000,000	2,998,478
Crown Point Capital Co. LLC, 0.27%, 11/5/20(5)		3,000,000	2,998,141
LMA-Americas LLC, 0.24%, 10/9/20(5)		4,000,000	3,998,351
Toyota Motor Credit Corp., 1.53%, 8/13/20(5)		3,100,000	3,099,894
TOTAL COMMERCIAL PAPER (Cost $17,090,513)			17,092,989
COLLATERALIZED LOAN OBLIGATIONS — 1.6%
Ares XLI CLO Ltd., Series 2016-41A, Class AR, VRN, 1.48%, (3-month LIBOR plus 1.20%), 1/15/29(5)		750,000	743,223
35

	Shares/ Principal Amount	Value
Ares XXXIIR CLO Ltd., Series 2014-32RA, Class A2A, VRN, 1.94%, (3-month LIBOR plus 1.55%), 5/15/30(5)	$600,000	$583,477
Bean Creek CLO Ltd., Series 2015-1A, Class AR, VRN, 1.29%, (3-month LIBOR plus 1.02%), 4/20/31(5)	775,000	756,073
Bean Creek CLO Ltd., Series 2015-1A, Class BR, VRN, 1.72%, (3-month LIBOR plus 1.45%), 4/20/31(5)	425,000	407,266
CBAM Ltd., Series 2018-5A, Class B1, VRN, 1.67%, (3-month LIBOR plus 1.40%), 4/17/31(5)	350,000	334,567
CBAM Ltd., Series 2019-10A, Class A1A, VRN, 1.69%, (3-month LIBOR plus 1.42%), 4/20/32(5)	650,000	647,564
CIFC Funding Ltd., Series 2015-4A, Class A1R, VRN, 1.42%, (3-month LIBOR plus 1.15%), 10/20/27(5)	600,000	596,376
Deer Creek CLO Ltd., Series 2017-1A, Class A, VRN, 1.45%, (3-month LIBOR plus 1.18%), 10/20/30(5)	450,000	445,122
Dryden 49 Senior Loan Fund, Series 2017-49A, Class A, VRN, 1.48%, (3-month LIBOR plus 1.21%), 7/18/30(5)	550,000	545,402
Dryden 50 Senior Loan Fund, Series 2017-50A, Class A1, VRN, 1.50%, (3-month LIBOR plus 1.22%), 7/15/30(5)	550,000	545,468
Elmwood CLO IV Ltd., Series 2020-1A, Class C, VRN, 3.23%, (3-month LIBOR plus 2.05%), 4/15/33(5)	400,000	379,869
Goldentree Loan Management US CLO 5 Ltd., Series 2019-5A, Class A, VRN, 1.57%, (3-month LIBOR plus 1.30%), 10/20/32(5)	600,000	595,225
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, VRN, 1.39%, (3-month LIBOR plus 1.12%), 7/20/31(5)	500,000	492,799
KKR CLO Ltd., Series 2018, Class A, VRN, 1.54%, (3-month LIBOR plus 1.27%), 7/18/30(5)	775,000	761,271
KKR CLO Ltd., Series 2022A, Class A, VRN, 1.42%, (3-month LIBOR plus 1.15%), 7/20/31(5)	1,000,000	983,977
KKR CLO Ltd., Series 2022A, Class B, VRN, 1.87%, (3-month LIBOR plus 1.60%), 7/20/31(5)	350,000	339,950
Madison Park Funding XXII Ltd., Series 2016-22A, Class BR, VRN, 1.875%, (3-month LIBOR plus 1.60%), 1/15/33(5)	850,000	822,233
Madison Park Funding XXXI Ltd., Series 2018-31A, Class B, VRN, 1.96%, (3-month LIBOR plus 1.70%), 1/23/31(5)	1,500,000	1,476,788
Magnetite VIII Ltd., Series 2014-8A, Class BR2, VRN, 1.78%, (3-month LIBOR plus 1.50%), 4/15/31(5)	600,000	582,657
Octagon Investment Partners 47 Ltd., Series 2020-1A, Class A1, VRN, 2.10%, (3-month LIBOR plus 1.85%), 4/20/31(5)	450,000	451,388
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class B, VRN, 2.02%, (3-month LIBOR plus 1.75%), 4/18/31(5)	125,000	121,183
Symphony CLO XXII Ltd., Series 2020-22A, Class B, VRN, 3.01%, (3-month LIBOR plus 1.70%), 4/18/33(5)	1,000,000	972,087
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $13,726,977)		13,583,965
MUNICIPAL SECURITIES — 1.5%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	130,000	209,048
Calcasieu Parish Public Trust Authority Rev., (WPT Corp.), VRDN, 0.23%, 8/7/20 (LOC: Bank of America N.A.)	1,385,000	1,385,000
Kansas City Rev., VRDN, 0.18%, 8/7/20 (LOC: JPMorgan Chase Bank N.A.)	1,615,000	1,615,000
Kansas City Rev., VRDN, 0.19%, 8/7/20 (LOC: JPMorgan Chase & Co.)	315,000	315,000
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	30,000	38,971
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	15,000	19,885
Michigan Finance Authority Rev., 4.00%, 8/20/21 (LOC: JPMorgan Chase Bank N.A.)(6)	3,700,000	3,839,268
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	140,000	241,061
36

	Shares/ Principal Amount	Value
New York City GO, 6.27%, 12/1/37	$40,000	$61,727
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	200,000	238,912
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	130,000	183,428
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	170,000	236,587
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	135,000	197,741
State of California GO, 2.50%, 10/1/29	700,000	700,000
State of California GO, 4.60%, 4/1/38	100,000	118,241
State of California GO, 7.55%, 4/1/39	60,000	109,210
State of California GO, 7.30%, 10/1/39	90,000	153,557
Tempe Industrial Development Authority Rev., (ASUF Brickyard LLC), VRDN, 0.21%, 8/7/20 (LOC: Bank of America N.A.)	835,000	835,000
Tennis for Charity, Inc. Rev., VRDN, 0.17%, 8/7/20 (LOC: JPMorgan Chase Bank N.A.)	2,315,000	2,315,000
TOTAL MUNICIPAL SECURITIES (Cost $12,277,369)		12,812,636
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 1.4%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.1%
FHLMC, VRN, 3.67%, (12-month LIBOR plus 1.87%), 7/1/36	30,469	32,288
FHLMC, VRN, 4.18%, (1-year H15T1Y plus 2.14%), 10/1/36	86,738	90,704
FHLMC, VRN, 3.88%, (1-year H15T1Y plus 2.25%), 4/1/37	97,985	102,851
FHLMC, VRN, 3.89%, (12-month LIBOR plus 1.79%), 9/1/40	43,034	44,892
FHLMC, VRN, 3.65%, (12-month LIBOR plus 1.88%), 5/1/41	23,655	24,992
FHLMC, VRN, 3.75%, (12-month LIBOR plus 1.86%), 7/1/41	74,809	78,880
FHLMC, VRN, 3.64%, (12-month LIBOR plus 1.64%), 2/1/43	22,191	22,842
FHLMC, VRN, 2.50%, (12-month LIBOR plus 1.62%), 6/1/43	356	358
FHLMC, VRN, 2.83%, (12-month LIBOR plus 1.65%), 6/1/43	8,505	8,579
FNMA, VRN, 2.47%, (6-month LIBOR plus 1.57%), 6/1/35	56,557	58,358
FNMA, VRN, 2.57%, (6-month LIBOR plus 1.57%), 6/1/35	85,265	87,958
FNMA, VRN, 3.21%, (6-month LIBOR plus 1.54%), 9/1/35	17,701	18,253
FNMA, VRN, 4.02%, (1-year H15T1Y plus 2.16%), 3/1/38	80,045	83,631
FNMA, VRN, 3.69%, (12-month LIBOR plus 1.69%), 1/1/40	13,480	14,099
FNMA, VRN, 3.89%, (12-month LIBOR plus 1.84%), 3/1/40	21,259	22,304
FNMA, VRN, 3.79%, (12-month LIBOR plus 1.77%), 10/1/40	63,730	66,463
		757,452
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 1.3%
FHLMC, 4.00%, 10/1/20	99	105
FHLMC, 8.00%, 6/1/26	3,048	3,126
FHLMC, 8.00%, 6/1/26	151	167
FHLMC, 7.00%, 8/1/29	643	717
FHLMC, 8.00%, 7/1/30	4,514	5,514
FHLMC, 5.50%, 12/1/33	92,995	107,530
FHLMC, 6.50%, 5/1/34	5,109	5,988
FHLMC, 5.50%, 6/1/35	2,964	3,273
FHLMC, 5.00%, 9/1/35	1,849	2,118
FHLMC, 5.00%, 9/1/35	1,811	2,076
FHLMC, 5.50%, 10/1/35	12,846	14,509
FHLMC, 5.50%, 10/1/35	10,159	11,466
FHLMC, 5.00%, 11/1/35	35,848	41,097
37

	Shares/ Principal Amount	Value
FHLMC, 5.00%, 11/1/35	$60,380	$69,727
FHLMC, 6.50%, 3/1/36	427	476
FHLMC, 6.50%, 3/1/36	1,319	1,469
FHLMC, 5.50%, 1/1/38	54,666	63,133
FHLMC, 6.00%, 2/1/38	37,353	43,971
FHLMC, 6.00%, 11/1/38	181,106	210,264
FNMA, 7.00%, 5/1/26	1,490	1,585
FNMA, 7.00%, 6/1/26	676	754
FNMA, 6.50%, 4/1/29	4,585	5,183
FNMA, 6.50%, 6/1/29	8,110	9,030
FNMA, 6.50%, 6/1/29	5,433	6,133
FNMA, 7.00%, 7/1/29	842	844
FNMA, 6.50%, 8/1/29	6,455	7,403
FNMA, 7.00%, 3/1/30	4,645	5,191
FNMA, 7.50%, 9/1/30	3,259	3,839
FNMA, 6.50%, 9/1/31	22,901	25,507
FNMA, 7.00%, 9/1/31	11,651	12,433
FNMA, 6.50%, 1/1/32	5,503	6,308
FNMA, 5.50%, 6/1/33	35,814	41,757
FNMA, 5.50%, 8/1/33	243,144	284,251
FNMA, 5.00%, 11/1/33	191,377	219,605
FNMA, 5.50%, 1/1/34	146,578	166,965
FNMA, 3.50%, 3/1/34	198,545	210,591
FNMA, 5.50%, 9/1/34	10,080	11,776
FNMA, 5.50%, 10/1/34	9,726	11,304
FNMA, 6.00%, 10/1/34	18,853	20,969
FNMA, 5.00%, 11/1/34	54,686	59,969
FNMA, 5.50%, 3/1/35	625	689
FNMA, 5.50%, 3/1/35	3,147	3,472
FNMA, 5.50%, 3/1/35	4,362	4,830
FNMA, 5.50%, 3/1/35	9,460	11,012
FNMA, 5.50%, 3/1/35	6,179	6,878
FNMA, 5.00%, 4/1/35	9,226	10,419
FNMA, 6.00%, 5/1/35	3,344	3,805
FNMA, 6.00%, 6/1/35	4,159	4,631
FNMA, 6.00%, 6/1/35	1,115	1,252
FNMA, 6.00%, 6/1/35	343	386
FNMA, 5.00%, 7/1/35	47,734	54,780
FNMA, 5.50%, 7/1/35	6,479	7,310
FNMA, 6.00%, 7/1/35	21,537	25,396
FNMA, 6.00%, 7/1/35	2,846	3,167
FNMA, 6.00%, 7/1/35	8,293	9,285
FNMA, 5.50%, 8/1/35	5,050	5,734
FNMA, 5.50%, 9/1/35	5,940	6,582
FNMA, 5.50%, 9/1/35	439	508
FNMA, 5.50%, 9/1/35	306	357
FNMA, 5.50%, 9/1/35	7,339	8,525
FNMA, 5.50%, 9/1/35	35,373	41,029
FNMA, 5.00%, 10/1/35	8,186	9,331
FNMA, 5.50%, 10/1/35	87,028	101,194
FNMA, 6.00%, 10/1/35	16,523	18,864
38

	Shares/ Principal Amount	Value
FNMA, 5.50%, 11/1/35	$46,031	$53,439
FNMA, 6.00%, 11/1/35	5,096	5,677
FNMA, 6.50%, 11/1/35	2,501	2,924
FNMA, 6.50%, 12/1/35	4,721	5,405
FNMA, 6.50%, 4/1/36	5,773	6,755
FNMA, 6.00%, 8/1/36	5,034	5,791
FNMA, 5.00%, 10/1/36	57,592	62,953
FNMA, 5.00%, 11/1/36	23,377	25,569
FNMA, 5.50%, 1/1/37	263,166	304,845
FNMA, 6.00%, 5/1/37	4,828	5,670
FNMA, 6.00%, 7/1/37	1,271	1,453
FNMA, 6.50%, 8/1/37	1,647	1,908
FNMA, 6.50%, 8/1/37	146,215	156,490
FNMA, 6.50%, 8/1/37	387,500	418,355
FNMA, 5.00%, 4/1/40	615,002	703,105
FNMA, 5.00%, 6/1/41	492,730	566,936
FNMA, 6.50%, 8/1/47	17,062	18,386
FNMA, 6.50%, 9/1/47	34,440	37,019
FNMA, 6.50%, 9/1/47	1,660	1,786
FNMA, 6.50%, 9/1/47	18,166	19,532
GNMA, 9.00%, 4/20/25	396	439
GNMA, 7.50%, 10/15/25	1,548	1,575
GNMA, 6.00%, 4/15/26	432	480
GNMA, 7.50%, 6/15/26	1,495	1,536
GNMA, 7.00%, 12/15/27	7,957	7,986
GNMA, 7.50%, 12/15/27	2,845	2,964
GNMA, 6.00%, 5/15/28	4,983	5,533
GNMA, 6.50%, 5/15/28	4,447	4,900
GNMA, 7.00%, 5/15/31	13,901	16,609
GNMA, 5.50%, 11/15/32	40,502	46,845
GNMA, 6.50%, 10/15/38	556,218	642,817
GNMA, 4.50%, 5/20/41	664,956	732,843
GNMA, 4.50%, 6/15/41	272,005	303,640
GNMA, 3.50%, 4/20/45	129,668	138,391
GNMA, 2.50%, 2/20/47	82,820	88,204
UMBS, 2.50%, TBA	4,600,000	4,832,695
		11,269,014
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $11,408,873)		12,026,466
COLLATERALIZED MORTGAGE OBLIGATIONS — 1.3%
Private Sponsor Collateralized Mortgage Obligations — 0.4%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	22,626	23,690
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 3.69%, 3/25/35	47,282	47,090
Agate Bay Mortgage Trust, Series 2016-1, Class A5 SEQ, VRN, 3.50%, 12/25/45(5)	19,327	19,406
Banc of America Mortgage Trust, Series 2004-E, Class 2A6 SEQ, VRN, 3.60%, 6/25/34	98,613	95,356
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 3.93%, 11/25/34	28,009	27,030
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 2.78%, 8/25/34	38,074	36,321
39

	Shares/ Principal Amount	Value
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 3.08%, 8/25/34	$82,589	$80,688
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 3.72%, 8/25/35	45,558	46,883
Connecticut Avenue Securities Trust, Series 2020-SBT1, Class 2M2, VRN, 3.82%, (1-month LIBOR plus 3.65%), 2/25/40(5)	290,000	274,255
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates, Series 2005-3, Class 1A1, VRN, 5.52%, 7/25/35	118,148	127,321
Credit Suisse Mortgage Trust, Series 2017-HL2, Class A3 SEQ, VRN, 3.50%, 10/25/47(5)	96,945	99,375
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 3.57%, 10/25/34	85,205	84,092
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 3.32%, 8/25/35	35,489	36,175
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 2.80%, 6/25/34	33,717	32,682
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 3.79%, 5/25/34	70,968	68,334
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 3.96%, 1/25/35	99,076	97,173
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 3.99%, 9/25/35	138,075	138,599
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 3.71%, 9/25/35	28,406	28,142
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 3.04%, 7/25/35	41,168	41,874
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 3.27%, 7/25/35	32,766	32,086
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 3.89%, 4/25/35	61,363	60,890
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 3/25/43(5)	6,901	6,984
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 3.59%, 11/21/34	258,895	261,147
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 3.15%, 11/25/35	64,301	61,932
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 3.78%, 2/25/35	73,918	74,896
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 3.78%, 2/25/35	23,099	23,483
New Residential Mortgage Loan Trust, Series 2017-2A, Class A3, VRN, 4.00%, 3/25/57(5)	437,057	474,624
New Residential Mortgage Loan Trust, Series 2017-5A, Class A1, VRN, 1.67%, (1-month LIBOR plus 1.50%), 6/25/57(5)	256,930	256,335
Sequoia Mortgage Trust, Series 2018-2, Class A4 SEQ, VRN, 3.50%, 2/25/48(5)	240,107	243,426
Sequoia Mortgage Trust, Series 2018-CH2, Class A12 SEQ, VRN, 4.00%, 6/25/48(5)	275,261	277,071
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 11/25/46(5)	145,920	149,687
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.96%, 7/25/34	60,154	59,503
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 0.91%, (1-month LIBOR plus 0.74%), 9/25/34	217,054	205,342
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	48,636	50,495
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 3.61%, 3/25/35	200,093	195,153
40

	Shares/ Principal Amount	Value
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 3.07%, 8/25/35	$94,819	$91,017
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 4.11%, 5/25/35	73,687	73,318
		4,001,875
U.S. Government Agency Collateralized Mortgage Obligations — 0.9%
FHLMC, Series 2013-DN2, Class M2, VRN, 4.42%, (1-month LIBOR plus 4.25%), 11/25/23	422,002	319,357
FHLMC, Series 2014-DN2, Class M3, VRN, 3.77%, (1-month LIBOR plus 3.60%), 4/25/24	404,571	335,040
FHLMC, Series 2014-HQ2, Class M3, VRN, 3.92%, (1-month LIBOR plus 3.75%), 9/25/24	1,180,000	1,195,194
FHLMC, Series 2016-DNA3, Class M3, VRN, 5.17%, (1-month LIBOR plus 5.00%), 12/25/28	648,612	674,351
FHLMC, Series 2016-HQA3, Class M2, VRN, 1.52%, (1-month LIBOR plus 1.35%), 3/25/29	8,950	8,941
FHLMC, Series 2016-HQA4, Class M3, VRN, 4.07%, (1-month LIBOR plus 3.90%), 4/25/29	1,495,000	1,534,148
FNMA, Series 2014-C02, Class 1M2, VRN, 2.77%, (1-month LIBOR plus 2.60%), 5/25/24	347,321	263,036
FNMA, Series 2014-C02, Class 2M2, VRN, 2.77%, (1-month LIBOR plus 2.60%), 5/25/24	768,024	662,323
FNMA, Series 2015-C03, Class 1M2, VRN, 5.17%, (1-month LIBOR plus 5.00%), 7/25/25	919,310	936,862
FNMA, Series 2015-C04, Class 1M2, VRN, 5.87%, (1-month LIBOR plus 5.70%), 4/25/28	287,892	302,775
FNMA, Series 2016-C03, Class 2M2, VRN, 6.07%, (1-month LIBOR plus 5.90%), 10/25/28	197,554	202,994
FNMA, Series 2017-C03, Class 1M2, VRN, 3.17%, (1-month LIBOR plus 3.00%), 10/25/29	130,000	130,042
FNMA, Series 2017-C07, Class 1M2, VRN, 2.57%, (1-month LIBOR plus 2.40%), 5/25/30	1,001,726	977,645
		7,542,708
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $11,512,799)		11,544,583
ASSET-BACKED SECURITIES — 0.5%
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(5)	201,888	202,069
FirstKey Homes Trust, Series 2020-SFR1, Class C, 1.94%, 9/17/25(5)(6)	600,000	599,998
Goodgreen Trust, Series 2020-1A, Class A SEQ, 2.63%, 4/15/55(5)	650,000	652,945
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(5)	116,281	116,240
MVW Owner Trust, Series 2014-1A, Class A SEQ, 2.25%, 9/22/31(5)	95,416	95,522
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(5)	91,872	92,277
MVW Owner Trust, Series 2017-1A, Class A SEQ, 2.42%, 12/20/34(5)	35,791	36,600
Progress Residential Trust, Series 2018-SFR1, Class B, 3.48%, 3/17/35(5)	150,000	152,115
Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(5)	100,420	101,434
Sierra Timeshare Receivables Funding LLC, Series 2018-2A, Class B, 3.65%, 6/20/35(5)	482,402	485,360
Towd Point Mortgage Trust, Series 2018-4, Class A1, VRN, 3.00%, 6/25/58(5)	789,415	842,887
41

	Shares/ Principal Amount	Value
UAL Pass-Through Trust, Series 2007-1, Class A, 6.64%, 1/2/24	$47,984	$43,212
US Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27	92,514	77,606
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(5)	319,668	318,739
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(5)	530,013	534,758
TOTAL ASSET-BACKED SECURITIES (Cost $4,275,677)		4,351,762
EXCHANGE-TRADED FUNDS — 0.2%
iShares MSCI EAFE Value ETF	826	32,949
iShares Russell Mid-Cap Value ETF	19,726	1,579,264
Schwab International Small-Cap Equity ETF(3)	481	14,959
TOTAL EXCHANGE-TRADED FUNDS (Cost $1,407,124)		1,627,172
PREFERRED STOCKS — 0.2%
Diversified Telecommunication Services — 0.1%
Telefonica Europe BV, 3.00%	400,000	467,059
Insurance — 0.1%
Allianz SE, 3.375%	100,000	127,808
AXA SA, MTN, 6.69%	50,000	78,729
CNP Assurances, 4.00%	400,000	513,877
Credit Agricole Assurances SA, 4.25%	200,000	257,971
Intesa Sanpaolo Vita SpA, 4.75%	100,000	123,442
		1,101,827
TOTAL PREFERRED STOCKS (Cost $1,425,984)		1,568,886
RIGHTS†
Diversified Telecommunication Services†
Cellnex Telecom SA(2)(3) (Cost $—)	13,363	55,880
TEMPORARY CASH INVESTMENTS — 2.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $17,528,401)	17,528,401	17,528,401
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(9) — 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $853,147)	853,147	853,147
TOTAL INVESTMENT SECURITIES — 101.1% (Cost $768,738,601)		861,836,957
OTHER ASSETS AND LIABILITIES — (1.1)%		(8,999,576)
TOTAL NET ASSETS — 100.0%		$852,837,381

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,625,056	AUD	2,319,335	UBS AG	9/23/20	$(32,289)
BRL	3,463,312	USD	645,478	Goldman Sachs & Co.	9/23/20	17,176
CAD	852,998	USD	628,795	Morgan Stanley	9/23/20	8,107
CAD	441,299	USD	326,177	Morgan Stanley	9/23/20	3,324
CAD	11,817	USD	8,660	Morgan Stanley	9/30/20	163
CAD	14,035	USD	10,295	Morgan Stanley	9/30/20	184
42

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	18,329	USD	13,650	Morgan Stanley	9/30/20	$36
USD	2,043,299	CAD	2,737,398	Morgan Stanley	9/23/20	(614)
USD	313,648	CAD	426,489	Morgan Stanley	9/30/20	(4,801)
USD	13,000	CAD	17,622	Morgan Stanley	9/30/20	(158)
USD	428,753	CAD	580,334	Morgan Stanley	9/30/20	(4,569)
USD	8,747	CAD	11,889	Morgan Stanley	9/30/20	(130)
USD	7,558	CAD	10,252	Morgan Stanley	9/30/20	(97)
USD	16,384	CAD	22,238	Morgan Stanley	9/30/20	(220)
USD	1,475	CAD	2,002	Morgan Stanley	9/30/20	(20)
USD	10,899	CAD	14,748	Morgan Stanley	9/30/20	(112)
USD	11,603	CAD	15,563	Morgan Stanley	9/30/20	(17)
USD	11,965	CAD	16,048	Morgan Stanley	9/30/20	(18)
USD	16,105	CAD	21,534	Morgan Stanley	9/30/20	27
USD	11,043	CAD	14,822	Morgan Stanley	9/30/20	(24)
CHF	10,068	USD	10,855	UBS AG	9/30/20	172
CHF	23,918	USD	26,326	UBS AG	9/30/20	(130)
CHF	6,148	USD	6,743	UBS AG	9/30/20	(10)
CHF	18,618	USD	19,759	UBS AG	9/30/20	632
CHF	23,729	USD	25,333	UBS AG	9/30/20	656
CHF	28,620	USD	30,511	UBS AG	9/30/20	835
USD	432,852	CHF	408,291	UBS AG	9/23/20	(14,229)
USD	340,754	CHF	321,932	UBS AG	9/30/20	(11,835)
USD	9,945	CHF	9,382	UBS AG	9/30/20	(331)
USD	8,541	CHF	8,063	UBS AG	9/30/20	(290)
USD	14,042	CHF	13,194	UBS AG	9/30/20	(408)
USD	8,315	CHF	7,678	UBS AG	9/30/20	(95)
CLP	11,561,059	USD	15,137	Goldman Sachs & Co.	9/23/20	141
CNY	660,281	USD	93,069	Goldman Sachs & Co.	9/23/20	1,151
USD	685,929	CNY	4,877,298	Goldman Sachs & Co.	9/23/20	(10,049)
USD	3,421,847	CNY	24,113,757	Goldman Sachs & Co.	9/23/20	(19,123)
COP	1,132,669,938	USD	303,909	Goldman Sachs & Co.	9/23/20	(1,623)
COP	1,113,003,680	USD	306,359	Goldman Sachs & Co.	9/23/20	(9,322)
USD	319,378	COP	1,176,188,049	Goldman Sachs & Co.	9/23/20	5,477
USD	320,899	COP	1,170,799,762	Goldman Sachs & Co.	9/23/20	8,437
USD	635,744	COP	2,331,908,212	Goldman Sachs & Co.	9/23/20	13,405
USD	94,660	CZK	2,213,065	UBS AG	9/23/20	(4,693)
USD	63,834	DKK	417,393	Goldman Sachs & Co.	9/23/20	(2,259)
EUR	30,920	USD	35,978	Credit Suisse AG	9/30/20	488
EUR	26,389	USD	30,781	Credit Suisse AG	9/30/20	341
EUR	15,871	USD	18,682	Credit Suisse AG	9/30/20	36
EUR	23,276	USD	27,351	Credit Suisse AG	9/30/20	100
EUR	13,347	USD	15,809	Credit Suisse AG	9/30/20	(68)
EUR	47,099	USD	52,995	Credit Suisse AG	9/30/20	2,553
EUR	26,890	USD	30,460	Credit Suisse AG	9/30/20	1,253
EUR	35,601	USD	40,319	Credit Suisse AG	9/30/20	1,668
EUR	10,543	USD	12,044	Credit Suisse AG	9/30/20	390
EUR	13,023	USD	14,841	Credit Suisse AG	9/30/20	519
EUR	32,690	USD	37,462	Credit Suisse AG	9/30/20	1,093
EUR	29,966	USD	34,337	Credit Suisse AG	9/30/20	1,005
EUR	12,841	USD	14,828	Credit Suisse AG	9/30/20	317
43

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	7,669,417	EUR	6,698,731	JPMorgan Chase Bank N.A.	8/19/20	$(223,835)
USD	1,270,069	EUR	1,125,369	Credit Suisse AG	9/30/20	(57,172)
USD	374,330	EUR	331,682	Credit Suisse AG	9/30/20	(16,851)
USD	13,874	EUR	12,248	Credit Suisse AG	9/30/20	(571)
USD	12,623	EUR	11,163	Credit Suisse AG	9/30/20	(542)
USD	29,548	EUR	25,944	Credit Suisse AG	9/30/20	(1,050)
USD	11,742	EUR	10,284	Credit Suisse AG	9/30/20	(388)
USD	35,933	EUR	31,533	Credit Suisse AG	9/30/20	(1,256)
GBP	1,327,108	USD	1,639,065	Bank of America N.A.	9/23/20	98,591
GBP	279,476	USD	344,279	Bank of America N.A.	9/23/20	21,654
GBP	27,552	USD	34,230	JPMorgan Chase Bank N.A.	9/30/20	1,847
USD	1,894,265	GBP	1,481,480	Bank of America N.A.	9/23/20	(45,518)
USD	349,494	GBP	274,280	Bank of America N.A.	9/23/20	(9,636)
USD	1,193,595	GBP	956,483	JPMorgan Chase Bank N.A.	9/30/20	(58,828)
USD	40,814	GBP	32,978	JPMorgan Chase Bank N.A.	9/30/20	(2,367)
USD	48,459	GBP	38,540	JPMorgan Chase Bank N.A.	9/30/20	(2,006)
USD	46,395	GBP	36,663	JPMorgan Chase Bank N.A.	9/30/20	(1,612)
HUF	196,039,414	USD	618,636	UBS AG	9/23/20	51,663
USD	626,990	HUF	189,532,854	UBS AG	9/23/20	(21,061)
USD	329,689	HUF	99,391,367	UBS AG	9/23/20	(10,150)
USD	347,077	IDR	5,019,079,265	Goldman Sachs & Co.	9/23/20	8,828
INR	49,374,041	USD	644,317	UBS AG	9/23/20	11,046
INR	47,591,652	USD	633,036	UBS AG	9/23/20	(1,331)
JPY	29,599,609	USD	277,145	Bank of America N.A.	8/19/20	2,523
JPY	2,661,120	USD	25,343	Bank of America N.A.	9/30/20	(186)
JPY	838,477	USD	7,956	Bank of America N.A.	9/30/20	(29)
JPY	1,762,560	USD	16,724	Bank of America N.A.	9/30/20	(61)
JPY	1,006,714	USD	9,402	Bank of America N.A.	9/30/20	116
JPY	1,057,165	USD	9,878	Bank of America N.A.	9/30/20	116
JPY	940,623	USD	8,773	Bank of America N.A.	9/30/20	119
JPY	916,954	USD	8,510	Bank of America N.A.	9/30/20	159
JPY	1,616,040	USD	15,015	Bank of America N.A.	9/30/20	262
JPY	1,327,288	USD	12,342	Bank of America N.A.	9/30/20	206
JPY	1,224,090	USD	11,474	Bank of America N.A.	9/30/20	98
JPY	1,072,039	USD	10,049	Bank of America N.A.	9/30/20	86
JPY	2,228,310	USD	20,803	Bank of America N.A.	9/30/20	262
USD	4,787,270	JPY	510,989,895	Bank of America N.A.	8/19/20	(40,765)
USD	345,732	JPY	36,301,130	Bank of America N.A.	8/19/20	2,745
USD	326,498	JPY	34,434,054	Bank of America N.A.	8/19/20	1,151
USD	273,742	JPY	29,145,837	Bank of America N.A.	9/30/20	(1,790)
USD	400,746	JPY	42,668,280	Bank of America N.A.	9/30/20	(2,620)
USD	9,878	JPY	1,061,280	Bank of America N.A.	9/30/20	(155)
KRW	340,871,509	USD	286,519	Goldman Sachs & Co.	9/23/20	(1,220)
USD	166,943	KRW	198,812,225	Goldman Sachs & Co.	9/23/20	543
KZT	119,784,230	USD	291,092	Goldman Sachs & Co.	9/23/20	(12,355)
MXN	7,181,038	USD	317,745	Morgan Stanley	9/23/20	2,868
USD	363,236	MXN	8,050,029	Morgan Stanley	9/23/20	3,824
USD	299,033	MXN	6,905,272	Morgan Stanley	9/23/20	(9,268)
MYR	980,089	USD	228,947	Goldman Sachs & Co.	9/23/20	2,311
USD	394,032	MYR	1,693,354	Goldman Sachs & Co.	9/23/20	(5,526)
44

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NOK	4,139,534	USD	446,272	Goldman Sachs & Co.	9/23/20	$8,621
NOK	3,216,901	USD	337,276	Goldman Sachs & Co.	9/23/20	16,229
NOK	105,701	USD	11,575	Goldman Sachs & Co.	9/30/20	40
USD	358,497	NOK	3,344,806	Goldman Sachs & Co.	9/23/20	(9,063)
USD	347,814	NOK	3,218,726	Goldman Sachs & Co.	9/23/20	(5,892)
USD	329,192	NOK	3,018,776	Goldman Sachs & Co.	9/23/20	(2,541)
USD	340,350	NOK	3,263,038	Goldman Sachs & Co.	9/30/20	(18,231)
USD	9,765	NOK	94,527	Goldman Sachs & Co.	9/30/20	(623)
USD	10,093	NOK	94,865	Goldman Sachs & Co.	9/30/20	(332)
USD	9,372	NOK	88,562	Goldman Sachs & Co.	9/30/20	(360)
USD	18,213	NOK	169,458	Goldman Sachs & Co.	9/30/20	(409)
USD	11,653	NOK	105,701	Goldman Sachs & Co.	9/30/20	37
NZD	528,721	USD	344,866	UBS AG	9/23/20	5,798
USD	309,369	NZD	481,298	UBS AG	9/23/20	(9,842)
PEN	952,495	USD	272,882	Goldman Sachs & Co.	9/23/20	(3,543)
USD	474,187	PEN	1,639,548	Goldman Sachs & Co.	9/23/20	10,569
PHP	15,211,386	USD	302,413	Goldman Sachs & Co.	9/23/20	6,409
USD	303,046	PHP	15,211,386	Goldman Sachs & Co.	9/23/20	(5,776)
PLN	1,870,722	USD	477,568	Goldman Sachs & Co.	9/23/20	22,087
USD	636,910	PLN	2,529,550	Goldman Sachs & Co.	9/23/20	(38,712)
USD	39,312	RUB	2,731,101	Goldman Sachs & Co.	9/23/20	2,740
SEK	7,454,259	USD	810,246	Goldman Sachs & Co.	9/23/20	39,174
USD	324,818	SEK	2,854,508	Goldman Sachs & Co.	9/23/20	(456)
USD	82,862	SEK	732,660	Goldman Sachs & Co.	9/30/20	(632)
USD	13,254	SEK	115,762	Goldman Sachs & Co.	9/30/20	62
USD	21,611	SEK	189,078	Goldman Sachs & Co.	9/30/20	64
USD	20,263	SEK	177,222	Goldman Sachs & Co.	9/30/20	67
USD	7,999	SEK	69,654	Goldman Sachs & Co.	9/30/20	61
USD	12,552	SEK	110,041	Goldman Sachs & Co.	9/30/20	12
USD	205,809	SGD	285,549	Bank of America N.A.	9/23/20	(2,033)
THB	10,415,180	USD	329,751	Goldman Sachs & Co.	9/23/20	4,209
THB	5,160,828	USD	165,512	Goldman Sachs & Co.	9/23/20	(31)
USD	317,416	THB	9,965,274	Goldman Sachs & Co.	9/23/20	(2,118)
						$(349,394)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Korean Treasury 10-Year Bonds	10	September 2020	KRW	1,000,000,000	$1,131,022	$9,132

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Notes	29	September 2020	USD	2,900,000	$4,062,265	$(183)

45

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt	MTN	-	Medium Term Note
AUD	-	Australian Dollar	MXN	-	Mexican Peso
BRL	-	Brazilian Real	MYR	-	Malaysian Ringgit
CAD	-	Canadian Dollar	NOK	-	Norwegian Krone
CHF	-	Swiss Franc	NZD	-	New Zealand Dollar
CLP	-	Chilean Peso	PEN	-	Peruvian Sol
CNY	-	Chinese Yuan	PHP	-	Philippine Peso
COP	-	Colombian Peso	PLN	-	Polish Zloty
CZK	-	Czech Koruna	RUB	-	Russian Ruble
DKK	-	Danish Krone	SEK	-	Swedish Krona
EUR	-	Euro	SEQ	-	Sequential Payer
FHLMC	-	Federal Home Loan Mortgage Corporation	SGD	-	Singapore Dollar
FNMA	-	Federal National Mortgage Association	TBA	-	To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.
GBP	-	British Pound
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index	THB	-	Thai Baht
HUF	-	Hungarian Forint	UMBS	-	Uniform Mortgage-Backed Securities
IDR	-	Indonesian Rupiah	USD	-	United States Dollar
INR	-	Indian Rupee	VRDN	-	Variable Rate Demand Note. The instrument may be payable upon demand and adjusts periodically based upon the terms set forth in the security's offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The date of the demand feature is disclosed.
JPY	-	Japanese Yen
KRW	-	South Korean Won
KZT	-	Kazakhstani Tenge
LIBOR	-	London Interbank Offered Rate
LOC	-	Letter of Credit	VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
† Category is less than 0.05% of total net assets.
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Non-income producing.
(3)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $1,331,757. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(4)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, forward foreign currency exchange contracts and/or futures contracts. At the period end, the aggregate value of securities pledged was $54,464.
(5)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $51,546,942, which represented 6.0% of total net assets.
(6)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(7)Security is a zero-coupon bond.
(8)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.
(9)Investment of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $1,369,966, which includes securities collateral of $516,819.

See Notes to Financial Statements.
46

Statement of Assets and Liabilities

JULY 31, 2020
Assets
Investment securities - unaffiliated, at value (cost of $426,084,067) — including $1,331,757 of securities on loan	$499,506,257
Investment securities - affiliated, at value (cost of $341,801,387)	361,477,553
Investment made with cash collateral received for securities on loan, at value (cost of $853,147)	853,147
Total investment securities, at value (cost of $768,738,601)	861,836,957
Cash	73,049
Foreign currency holdings, at value (cost of $40,743)	40,691
Foreign deposits with broker for futures contracts, at value (cost of $181,729)	176,090
Receivable for variation margin on futures contracts	567
Receivable for investments sold	2,394,182
Receivable for capital shares sold	195,302
Unrealized appreciation on forward foreign currency exchange contracts	396,883
Interest and dividends receivable	1,492,781
Securities lending receivable	409
Other assets	18,876
866,625,787

Liabilities
Payable for collateral received for securities on loan	853,147
Payable for investments purchased	10,464,698
Payable for capital shares redeemed	1,144,958
Payable for variation margin on futures contracts	1,847
Unrealized depreciation on forward foreign currency exchange contracts	746,277
Accrued management fees	467,017
Distribution and service fees payable	108,665
Accrued foreign taxes	1,797
13,788,406

Net Assets	$852,837,381

Net Assets Consist of:
Capital (par value and paid-in surplus)	$739,453,713
Distributable earnings	113,383,668
$852,837,381

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$297,963,277	47,701,085	$6.25
I Class, $0.01 Par Value	$62,820,348	10,052,168	$6.25
A Class, $0.01 Par Value	$288,517,155	46,370,316	$6.22*
C Class, $0.01 Par Value	$39,522,703	6,484,198	$6.10
R Class, $0.01 Par Value	$35,807,477	5,800,263	$6.17
R5 Class, $0.01 Par Value	$6,960,430	1,112,987	$6.25
R6 Class, $0.01 Par Value	$121,245,991	19,431,074	$6.24
*Maximum offering price $6.60 (net asset value divided by 0.9425).

See Notes to Financial Statements.
47

Statement of Operations

YEAR ENDED JULY 31, 2020
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $6,397)	$6,703,707
Dividends (net of foreign taxes withheld of $205,091)	6,201,999
Income distributions from affiliated funds	3,488,372
Securities lending, net	409
16,394,487

Expenses:
Management fees	8,658,507
Distribution and service fees:
A Class	715,395
C Class	421,007
R Class	180,191
Directors' fees and expenses	27,610
Other expenses	20,224
10,022,934
Fees waived(1)	(2,214,297)
7,808,637

Net investment income (loss)	8,585,850

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $(298,826) from affiliated funds and net of foreign tax expenses paid (refunded) of $(5,967))	102,563,751
Forward foreign currency exchange contract transactions	294,996
Futures contract transactions	2,228,393
Swap agreement transactions	38,381
Foreign currency translation transactions	8,741
Capital gain distributions received from affiliated funds	14,017
105,148,279

Change in net unrealized appreciation (depreciation) on:
Investments (including $19,238,393 from affiliated funds and (increase) decrease in accrued foreign taxes of $(806))	(45,522,495)
Forward foreign currency exchange contracts	(885,172)
Futures contracts	(161,664)
Swap agreements	(31,678)
Translation of assets and liabilities in foreign currencies	42,693
(46,558,316)

Net realized and unrealized gain (loss)	58,589,963

Net Increase (Decrease) in Net Assets Resulting from Operations	$67,175,813

(1)Amount consists of $778,407, $170,619, $759,552, $110,242, $95,651, $18,635 and $281,191 for Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.
48

Statement of Changes in Net Assets

YEARS ENDED JULY 31, 2020 AND JULY 31, 2019
Increase (Decrease) in Net Assets	July 31, 2020	July 31, 2019
Operations
Net investment income (loss)	$8,585,850	$13,066,068
Net realized gain (loss)	105,148,279	45,817,997
Change in net unrealized appreciation (depreciation)	(46,558,316)	(31,126,759)
Net increase (decrease) in net assets resulting from operations	67,175,813	27,757,306

Distributions to Shareholders
From earnings:
Investor Class	(37,790,354)	(39,277,283)
I Class	(8,557,597)	(8,449,534)
A Class	(37,234,066)	(32,296,649)
C Class	(5,380,827)	(5,622,272)
R Class	(4,681,843)	(3,699,119)
R5 Class	(983,349)	(654,958)
R6 Class	(13,652,619)	(11,327,933)
Decrease in net assets from distributions	(108,280,655)	(101,327,748)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	8,003,059	(200,002,583)

Net increase (decrease) in net assets	(33,101,783)	(273,573,025)

Net Assets
Beginning of period	885,939,164	1,159,512,189
End of period	$852,837,381	$885,939,164

See Notes to Financial Statements.
49

Notes to Financial Statements

JULY 31, 2020

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Allocation: Moderate Fund (the fund) is one fund in a series issued by the corporation. The fund may invest in varying combinations of other affiliated investment companies such as mutual funds and exchange-traded funds advised by American Century Investments (affiliated funds). The fund will assume the risks associated with the affiliated funds. The fund is an asset allocation fund and its investment objective is to seek the highest level of total return consistent with its asset mix.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

50

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.
Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Income and capital gain distributions, if any, from the affiliated funds are recorded as of the ex-dividend date. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

51

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

52

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of July 31, 2020.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$835,173	—	—	—	$835,173
Rights	17,974	—	—	—	17,974
Total Borrowings	$853,147	—	—	—	$853,147
Gross amount of recognized liabilities for securities lending transactions					$853,147
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM serves as the investment advisor for the affiliated funds.
Management Fees —The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The investment advisor will waive the portion of the fund’s management fee equal to the expenses attributable to the management fees of the American Century Investments funds in which the fund invests. The amount of this waiver will fluctuate depending on the fund’s daily allocation to other American Century Investments funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Directors. From August 1, 2019 through October 23, 2019, the investment advisor agreed to waive an additional 0.05% of the fund's management fee. Effective October 24, 2019, the investment advisor increased the additional waiver from 0.05% to 0.23% of the fund's management fee. Effective June 4, 2020, the investment advisor increased the additional waiver from 0.23% to 0.25% of the fund's management fee. The investment advisor expects this waiver to continue until June 3, 2021 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended July 31, 2020 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Investor Class	0.90% to 1.10%	1.10%	0.83%
I Class	0.70% to 0.90%	0.90%	0.63%
A Class	0.90% to 1.10%	1.10%	0.83%
C Class	0.90% to 1.10%	1.10%	0.83%
R Class	0.90% to 1.10%	1.10%	0.83%
R5 Class	0.70% to 0.90%	0.90%	0.63%
R6 Class	0.55% to 0.75%	0.75%	0.48%
53

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended July 31, 2020 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $5,057,643 and $58,823,924, respectively. The effect of interfund transactions on the Statement of Operations was $15,367,215 in net realized gain (loss) on investment transactions.
4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended July 31, 2020 totaled $787,949,485, of which $106,655,156 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended July 31, 2020 totaled $872,403,457, of which $84,270,261 represented U.S. Treasury and Government Agency obligations.

54

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended July 31, 2020		Year ended July 31, 2019
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	790,000,000		790,000,000
Sold	5,636,640	$32,291,094	5,106,477	$33,225,147
Issued in reinvestment of distributions	6,082,375	37,158,054	6,570,306	38,839,511
Redeemed	(11,891,155)	(73,244,645)	(27,077,167)	(172,824,566)
	(172,140)	(3,795,497)	(15,400,384)	(100,759,908)
I Class/Shares Authorized	380,000,000		380,000,000
Sold	922,860	5,660,828	6,114,875	40,867,347
Issued in reinvestment of distributions	1,399,890	8,556,549	1,419,398	8,448,896
Redeemed	(3,861,678)	(24,282,702)	(13,789,127)	(90,242,548)
	(1,538,928)	(10,065,325)	(6,254,854)	(40,926,305)
A Class/Shares Authorized	670,000,000		670,000,000
Sold	5,025,835	30,520,692	8,836,897	57,236,516
Issued in reinvestment of distributions	5,898,171	35,902,097	5,304,364	31,208,520
Redeemed	(11,068,511)	(67,526,965)	(17,236,316)	(110,250,267)
	(144,505)	(1,104,176)	(3,095,055)	(21,805,231)
C Class/Shares Authorized	160,000,000		160,000,000
Sold	499,274	2,952,893	522,498	3,313,429
Issued in reinvestment of distributions	885,810	5,306,449	959,909	5,533,027
Redeemed	(2,422,943)	(14,652,563)	(5,570,385)	(36,035,344)
	(1,037,859)	(6,393,221)	(4,087,978)	(27,188,888)
R Class/Shares Authorized	90,000,000		90,000,000
Sold	836,738	5,120,562	763,380	4,846,322
Issued in reinvestment of distributions	771,046	4,660,507	626,087	3,653,574
Redeemed	(1,815,246)	(11,015,570)	(1,641,699)	(10,587,946)
	(207,462)	(1,234,501)	(252,232)	(2,088,050)
R5 Class/Shares Authorized	50,000,000		50,000,000
Sold	141,601	848,522	102,275	657,873
Issued in reinvestment of distributions	160,726	983,349	110,387	654,958
Redeemed	(284,046)	(1,648,151)	(97,788)	(651,877)
	18,281	183,720	114,874	660,954
R6 Class/Shares Authorized	150,000,000		150,000,000
Sold	5,780,320	35,627,500	3,011,246	19,700,526
Issued in reinvestment of distributions	2,238,672	13,652,619	1,913,370	11,327,933
Redeemed	(3,165,729)	(18,868,060)	(6,304,564)	(38,923,614)
	4,853,263	30,412,059	(1,379,948)	(7,895,155)
Net increase (decrease)	1,770,650	$8,003,059	(30,355,577)	$(200,002,583)

55

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.
•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Affiliated Funds	$361,477,553	—	—
Common Stocks	171,036,673	$54,055,860	—
U.S. Treasury Securities	—	104,905,755	—
Corporate Bonds	—	44,008,053	—
Sovereign Governments and Agencies	—	33,307,176	—
Commercial Paper	—	17,092,989	—
Collateralized Loan Obligations	—	13,583,965	—
Municipal Securities	—	12,812,636	—
U.S. Government Agency Mortgage-Backed Securities	—	12,026,466	—
Collateralized Mortgage Obligations	—	11,544,583	—
Asset-Backed Securities	—	4,351,762	—
Exchange-Traded Funds	1,627,172	—	—
Preferred Stocks	—	1,568,886	—
Rights	—	55,880	—
Temporary Cash Investments	17,528,401	—	—
Temporary Cash Investments - Securities Lending Collateral	853,147	—	—
	$552,522,946	$309,314,011	—
Other Financial Instruments
Futures Contracts	—	$9,132	—
Forward Foreign Currency Exchange Contracts	—	396,883	—
	—	$406,015	—

Liabilities
Other Financial Instruments
Futures Contracts	$183	—	—
Forward Foreign Currency Exchange Contracts	—	$746,277	—
	$183	$746,277	—

56

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $2,034,450.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $625 futures contracts purchased.
Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $83,921,629.
Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and
57

change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $49,152,825 futures contracts purchased and $1,064,924 futures contracts sold.

Value of Derivative Instruments as of July 31, 2020

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$396,883	Unrealized depreciation on forward foreign currency exchange contracts	$746,277
Interest Rate Risk	Receivable for variation margin on futures contracts*	567	Payable for variation margin on futures contracts*	1,847
		$397,450		$748,124

*Included in the unrealized appreciation (depreciation) on futures contracts, as reported in the Schedule of Investments.
Effect of Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2020

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$38,381	Change in net unrealized appreciation (depreciation) on swap agreements	$(31,678)
Equity Price Risk	Net realized gain (loss) on futures contract transactions	124,935	Change in net unrealized appreciation (depreciation) on futures contracts	2,249
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	294,996	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(885,172)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	2,103,458	Change in net unrealized appreciation (depreciation) on futures contracts	(163,913)
		$2,561,770		$(1,078,514)

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. LIBOR will be phased out by the end of 2021. Uncertainty remains regarding a replacement rate or rates for LIBOR. The transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.
There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

58

9. Federal Tax Information

The tax character of distributions paid during the years ended July 31, 2020 and July 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$17,799,600	$22,148,776
Long-term capital gains	$90,481,055	$79,178,972

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$775,259,778
Gross tax appreciation of investments	$100,804,624
Gross tax depreciation of investments	(14,227,445)
Net tax appreciation (depreciation) of investments	86,577,179
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	12,056
Net tax appreciation (depreciation)	$86,589,235
Other book-to-tax adjustments	$(487,196)
Undistributed ordinary income	$6,617,943
Accumulated long-term gains	$20,663,686
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

10. Investments in Affiliated Funds

The fund does not invest in an affiliated fund for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of an affiliated fund's net assets. As of period end, the fund owned 25% or more of the total outstanding shares of the following affiliated funds:

Affiliated Fund	% of outstanding shares
American Century Focused Dynamic Growth ETF	26%
American Century Focused Large Cap Value ETF	29%
American Century Quality Diversified International ETF	29%
American Century STOXX U.S. Quality Growth ETF	30%
American Century STOXX U.S. Quality Value ETF	30%

11. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption of ASU 2017-08 did not materially impact the financial statements.

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12. Affiliated Fund Transactions

A summary of transactions for each affiliated fund for the period ended July 31, 2020 follows (amounts in thousands):

Affiliated Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
American Century Diversified Corporate Bond ETF	$18,842	$8,743	—	$1,095	$28,680	541	—	$728
American Century Focused Dynamic Growth ETF(3)	—	37,011	$433	5,782	42,360	697	$67	—
American Century Focused Large Cap Value ETF	—	22,960	—	309	23,269	489	—	27
American Century Quality Diversified International ETF	—	32,931	6,222	1,553	28,262	688	86	399
American Century STOXX U.S. Quality Growth ETF	—	52,293	4,989	11,687	58,991	1,124	374	164
American Century STOXX U.S. Quality Value ETF	2,452	44,408	4,212	(3,189)	39,459	1,061	(63)	720
Avantis Emerging Markets Equity ETF	—	37,294	2,603	796	35,487	694	151	368
Avantis International Equity ETF	—	34,335	5,652	(1,282)	27,401	575	(163)	320
Avantis International Small Cap Value ETF	—	9,463	270	(759)	8,434	187	(25)	89
Avantis U.S. Equity ETF	—	59,508	5,191	2,637	56,954	1,087	147	566
Avantis U.S. Small Cap Value ETF	—	16,006	4,434	609	12,181	293	(873)	121
	$21,294	$354,952	$34,006	$19,238	$361,478	7,436	$(299)	$3,502

(1)  Investments are funds within the American Century Investments family of funds and are considered affiliated funds. Additional information and attributes of each affiliated fund are available at americancentury.com or avantisinvestors.com.
(2)  Distributions received includes distributions from net investment income and from capital gains, if any.
(3)  Non-income producing.

Financial Highlights

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$6.57	0.07	0.46	0.53	(0.08)	(0.77)	(0.85)	$6.25	8.42%	0.84%	1.11%	1.13%	0.86%	99%	$297,963
2019	$7.02	0.09	0.13	0.22	(0.10)	(0.57)	(0.67)	$6.57	4.36%	1.06%	1.11%	1.42%	1.37%	68%	$314,567
2018(3)	$7.51	0.06	0.16	0.22	(0.06)	(0.65)	(0.71)	$7.02	3.22%	1.09%(4)	1.09%(4)	1.25%(4)	1.25%(4)	55%	$444,259
2017	$6.67	0.08	0.93	1.01	(0.09)	(0.08)	(0.17)	$7.51	15.42%	1.08%	1.08%	1.20%	1.20%	81%	$523,241
2016	$6.97	0.08	0.14	0.22	(0.07)	(0.45)	(0.52)	$6.67	3.49%	1.07%	1.07%	1.22%	1.22%	82%	$574,968
2015	$7.67	0.07	(0.13)	(0.06)	(0.04)	(0.60)	(0.64)	$6.97	(0.56)%	1.06%	1.06%	0.97%	0.97%	88%	$645,785
I Class
2020	$6.57	0.08	0.46	0.54	(0.09)	(0.77)	(0.86)	$6.25	8.64%	0.64%	0.91%	1.33%	1.06%	99%	$62,820
2019	$7.02	0.11	0.13	0.24	(0.12)	(0.57)	(0.69)	$6.57	4.55%	0.86%	0.91%	1.62%	1.57%	68%	$76,202
2018(3)	$7.52	0.07	0.15	0.22	(0.07)	(0.65)	(0.72)	$7.02	3.23%	0.89%(4)	0.89%(4)	1.45%(4)	1.45%(4)	55%	$125,345
2017	$6.68	0.10	0.92	1.02	(0.10)	(0.08)	(0.18)	$7.52	15.64%	0.88%	0.88%	1.40%	1.40%	81%	$135,618
2016	$6.97	0.09	0.15	0.24	(0.08)	(0.45)	(0.53)	$6.68	3.86%	0.87%	0.87%	1.42%	1.42%	82%	$213,502
2015	$7.68	0.08	(0.13)	(0.05)	(0.06)	(0.60)	(0.66)	$6.97	(0.50)%	0.86%	0.86%	1.17%	1.17%	88%	$263,207

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2020	$6.55	0.05	0.46	0.51	(0.07)	(0.77)	(0.84)	$6.22	8.04%	1.09%	1.36%	0.88%	0.61%	99%	$288,517
2019	$7.00	0.08	0.13	0.21	(0.09)	(0.57)	(0.66)	$6.55	4.11%	1.31%	1.36%	1.17%	1.12%	68%	$304,644
2018(3)	$7.49	0.05	0.16	0.21	(0.05)	(0.65)	(0.70)	$7.00	3.04%	1.34%(4)	1.34%(4)	1.00%(4)	1.00%(4)	55%	$347,290
2017	$6.66	0.07	0.91	0.98	(0.07)	(0.08)	(0.15)	$7.49	15.01%	1.33%	1.33%	0.95%	0.95%	81%	$398,519
2016	$6.95	0.06	0.15	0.21	(0.05)	(0.45)	(0.50)	$6.66	3.38%	1.32%	1.32%	0.97%	0.97%	82%	$456,392
2015	$7.66	0.05	(0.13)	(0.08)	(0.03)	(0.60)	(0.63)	$6.95	(0.90)%	1.31%	1.31%	0.72%	0.72%	88%	$504,771
C Class
2020	$6.45	0.01	0.45	0.46	(0.04)	(0.77)	(0.81)	$6.10	7.18%	1.84%	2.11%	0.13%	(0.14)%	99%	$39,523
2019	$6.91	0.03	0.12	0.15	(0.04)	(0.57)	(0.61)	$6.45	3.30%	2.06%	2.11%	0.42%	0.37%	68%	$48,515
2018(3)	$7.42	0.01	0.16	0.17	(0.03)	(0.65)	(0.68)	$6.91	2.46%	2.09%(4)	2.09%(4)	0.25%(4)	0.25%(4)	55%	$80,205
2017	$6.60	0.01	0.92	0.93	(0.03)	(0.08)	(0.11)	$7.42	14.29%	2.08%	2.08%	0.20%	0.20%	81%	$97,269
2016	$6.91	0.01	0.15	0.16	(0.02)	(0.45)	(0.47)	$6.60	2.55%	2.07%	2.07%	0.22%	0.22%	82%	$106,604
2015	$7.64	—(5)	(0.13)	(0.13)	—(5)	(0.60)	(0.60)	$6.91	(1.57)%	2.06%	2.06%	(0.03)%	(0.03)%	88%	$121,748

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2020	$6.51	0.04	0.45	0.49	(0.06)	(0.77)	(0.83)	$6.17	7.77%	1.34%	1.61%	0.63%	0.36%	99%	$35,807
2019	$6.96	0.06	0.13	0.19	(0.07)	(0.57)	(0.64)	$6.51	3.88%	1.56%	1.61%	0.92%	0.87%	68%	$39,114
2018(3)	$7.46	0.03	0.16	0.19	(0.04)	(0.65)	(0.69)	$6.96	2.74%	1.59%(4)	1.59%(4)	0.75%(4)	0.75%(4)	55%	$43,590
2017	$6.63	0.05	0.92	0.97	(0.06)	(0.08)	(0.14)	$7.46	14.83%	1.58%	1.58%	0.70%	0.70%	81%	$50,395
2016	$6.93	0.05	0.13	0.18	(0.03)	(0.45)	(0.48)	$6.63	2.98%	1.57%	1.57%	0.72%	0.72%	82%	$53,902
2015	$7.64	0.03	(0.12)	(0.09)	(0.02)	(0.60)	(0.62)	$6.93	(1.04)%	1.56%	1.56%	0.47%	0.47%	88%	$52,262
R5 Class
2020	$6.58	0.08	0.45	0.53	(0.09)	(0.77)	(0.86)	$6.25	8.46%	0.64%	0.91%	1.33%	1.06%	99%	$6,960
2019	$7.03	0.11	0.13	0.24	(0.12)	(0.57)	(0.69)	$6.58	4.56%	0.86%	0.91%	1.62%	1.57%	68%	$7,200
2018(3)	$7.52	0.08	0.15	0.23	(0.07)	(0.65)	(0.72)	$7.03	3.38%	0.89%(4)	0.89%(4)	1.45%(4)	1.45%(4)	55%	$6,885
2017(6)	$6.93	0.07	0.58	0.65	(0.06)	—	(0.06)	$7.52	9.43%	0.88%(4)	0.88%(4)	1.46%(4)	1.46%(4)	81%(7)	$5

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2020	$6.56	0.09	0.46	0.55	(0.10)	(0.77)	(0.87)	$6.24	8.82%	0.49%	0.76%	1.48%	1.21%	99%	$121,246
2019	$7.01	0.12	0.13	0.25	(0.13)	(0.57)	(0.70)	$6.56	4.72%	0.71%	0.76%	1.77%	1.72%	68%	$95,697
2018(3)	$7.51	0.08	0.15	0.23	(0.08)	(0.65)	(0.73)	$7.01	3.35%	0.74%(4)	0.74%(4)	1.60%(4)	1.60%(4)	55%	$111,937
2017	$6.67	0.11	0.93	1.04	(0.12)	(0.08)	(0.20)	$7.51	15.83%	0.73%	0.73%	1.55%	1.55%	81%	$85,623
2016	$6.97	0.10	0.14	0.24	(0.09)	(0.45)	(0.54)	$6.67	3.86%	0.72%	0.72%	1.57%	1.57%	82%	$71,340
2015	$7.67	0.09	(0.12)	(0.03)	(0.07)	(0.60)	(0.67)	$6.97	(0.20)%	0.71%	0.71%	1.32%	1.32%	88%	$35,867

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)December 1, 2017 through July 31, 2018. The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period. For the years before July 31, 2018, the fund's fiscal year end was November 30.
(4)Annualized.
(5)Per-share amount was less than $0.005.
(6)April 10, 2017 (commencement of sale) through November 30, 2017.
(7)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Strategic Asset Allocations, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Allocation: Moderate Fund, one of the funds constituting the American Century Strategic Asset Allocations, Inc. (the “Fund”), as of July 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended, the period December 1, 2017 through July 31, 2018 and for the years ended November 30, 2017, 2016, and 2015, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Strategic Allocation: Moderate Fund of the American Century Strategic Asset Allocations, Inc. as of July 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, the period December 1, 2017 through July 31, 2018 and for the years ended November 30, 2017, 2016, and 2015, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
September 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	63	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	63	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	63	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	63	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	63	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	63	None
John R. Whitten (1946)	Director	Since 2008	Retired	63	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	82	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	122	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 24, 2020, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Advisor noted the reduction of the Fund's annual unified management fee of 0.25%, which is expected to continue until June 3, 2021 and cannot be terminated prior to such date without the Board's approval. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2020.

For corporate taxpayers, the fund hereby designates $3,116,977, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2020 as qualified for the corporate dividends received deduction.

The fund hereby designates $92,423,815, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended July 31, 2020.

The fund hereby designates $8,045,363 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended July 31, 2020.

The fund utilized earnings and profits of $2,437,263 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

Notes

Notes

Notes

Notes

Notes

Contact Us	americancentury.com
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American Century Strategic Asset Allocations, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91038 2009

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) John R. Whitten, Thomas Bunn, Chris H. Cheesman and Lynn M. Jenkins are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2019: $125,320
FY 2020: $125,320

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2019: $0
FY 2020: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2019: $0
FY 2020: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2019: $0
FY 2020: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2019: $0
FY 2020: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2019: $0
FY 2020: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2019: $0
FY 2020: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.

Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2019: $119,500
FY 2020: $0

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Strategic Asset Allocations, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	September 22, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
Name: Patrick Bannigan
Title: President
(principal executive officer)

Date:	September 22, 2020

By:	/s/ R. Wes Campbell
Name: R. Wes Campbell
Title: Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	September 22, 2020